UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1027

Name of Registrant: Vanguard World Funds

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2007–August 31, 2008

Item 1: Reports to Shareholders

>  Vanguard U.S. Growth Fund’s Investor Shares returned a disappointing –7.4% (Admiral Shares, –7.3%) for the fiscal year ended August 31, 2008, a few steps behind the return of the fund’s benchmark but nearly on par with the peer-group average.

>  Large-capitalization growth stocks outperformed their value-oriented counterparts for the year.

>  Information technology and financial stocks, which bore the brunt of the slowing economy and credit-market turmoil, accounted for most of the fund’s retreat.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	25
About Your Fund’s Expenses	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard U.S. Growth Fund
Investor Shares	VWUSX	–7.4%
Admiral™ Shares[1]	VWUAX	–7.3
Russell 1000 Growth Index		–6.8
Average Large-Cap Growth Fund[2]		–7.2

Your Fund’s Performance at a Glance
August 31, 2007–August 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Growth Fund
Investor Shares	$19.44	$17.89	$0.116	$0.000
Admiral Shares	50.42	46.37	0.425	0.000

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

Vanguard U.S. Growth Fund’s Investor Shares returned a disappointing –7.4% for the fiscal year ended August 31, 2008. The lower-cost Admiral Shares returned –7.3%. After a subpar first half, the fund’s performance versus its peers significantly improved in the second half—with gains that brought it in line with the peer group but left it behind the benchmark Russell 1000 Growth Index for the 12 months.

If you hold shares of the U.S. Growth Fund in a taxable account, you may wish to refer to our report on after-tax performance on page 25.

Stocks performed poorly as volatility returned

Stocks lost ground as credit-market turmoil spread throughout the global economy. Over the full 12 months, the broad U.S. stock market lost about –10% of its value. International markets followed a similar path, returning about –12% for the year.

The descent was bumpy. After years of relative calm, the U.S. market routinely rose or fell by more than a percentage point in a day’s trading. The volatility reflected a seemingly endless series of unnerving developments: persistently high energy prices, further deterioration in the housing market, several bank failures, and the broad economy’s deceleration.

2

Risk-aversion increased, and Treasuries outperformed

The collapse in subprime mortgage-backed securities and the aftershocks prompted a flight to safety. Short-term U.S. Treasury securities were among the fixed income market’s best performers. Over the 12 months, the broad taxable bond market returned a respectable 5.9%, largely reflecting the Treasury bond rally.

As risk-aversion increased, the difference between the yields of Treasury bonds and those of all other securities increased, depressing the price of corporate debt. (As you know, yield and price move in opposite directions.) Even as corporate bonds grew cheaper, the prices of most goods and services rose quickly, powered by escalating energy prices.

The combination of higher inflation, financial market volatility, and economic weakness put the U.S. Federal Reserve Board in an uncomfortable position. The Fed decided that it was imperative to respond to the financial crisis with a dramatic easing of monetary policy through interest rate cuts, even as it recognized that the result might be even higher inflation. Over the full 12 months, the Fed reduced its target for the federal funds rate from 5.25% to 2.00%.

Stock selection delivered mixed results for the fund

Stocks began the fiscal year with a flourish: Most markets reached record highs in October 2007. But as anxious investors grappled with trouble in the credit markets and heightened economic

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–10.6%	3.9%	7.4%
Russell 2000 Index (Small-caps)	–5.5	4.8	9.6
Dow Jones Wilshire 5000 Index (Entire market)	–9.9	4.2	7.9
MSCI All Country World Index ex USA (International)	–12.2	10.7	16.1

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.9%	4.3%	4.6%
Lehman Municipal Bond Index	4.5	3.3	4.4
Citigroup 3-Month Treasury Bill Index	2.8	4.0	3.1

CPI
Consumer Price Index	5.4%	3.7%	3.5%

3

uncertainty, equities finished the 12 months broadly lower. All but three of the ten industry sectors in the U.S. Growth Fund’s benchmark index declined in value, creating more hurdles for the fund.

The fund’s concentrated portfolio faced a tough test in this unsettled environment. Top-ten holdings represented about one-third of the fund’s average value, magnifying the impact of individual stocks. This was a plus in health care—the leading contributor to return and the fund’s second-largest sector, on average—where the advisors’ outsized commitment to biotechnology proved rewarding. Gilead Sciences, Genentech, and Celgene contributed a total of more than 2 percentage points to the fund’s return.

The materials sector was the best performer in both the market and the fund. However, it represented a small slice of the portfolio. And although oil prices dominated the year’s headlines—soaring to record highs before retreating in July and August—energy stocks made almost no contribution to performance for the year, in contrast to earlier robust returns.

On the downside, information technology and financial stocks collectively trimmed more than 7 percentage points from the fund’s return. The tech sector represented almost one-third of the portfolio’s average value (slightly more than in the benchmark), and suffered from budget curtailments in the face of growing concerns about a global economic slowdown. Semiconductor-product companies were hit especially

Total Returns
Ten Years Ended August 31, 2008
Average
Annual Return
U.S. Growth Fund Investor Shares	–1.5%
Russell 1000 Growth Index	2.6
Average Large-Cap Growth Fund[1]	3.1

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  Derived from data provided by Lipper Inc.

4

hard, including Broadcom, Intel, and NVIDIA. Among other notable detractors were two top-ten holdings: Google and Cisco Systems.

Financial services companies continued to be buffeted by asset write-downs and other challenges posed by the subprime-mortgage crisis that emerged more than a year ago. Amid widespread weakness, the fund’s leading detractors included investment bank Lehman Brothers Holdings, CME Group (the Chicago Mercantile Exchange), and multiline insurer American International Group (AIG). Bucking this trend was brokerage firm Charles Schwab, an outsized position that posted a double-digit gain.

Relative to the benchmark, the advisors’ overweighting of health care stocks added almost 3 percentage points to return. However, this performance advantage was more than offset by the commitments to the weakly performing information technology and financial stocks. Consumer staples stocks, often viewed as somewhat recession-proof, performed well in the benchmark, but the fund’s holdings turned in a generally weak performance.

For more details about the fund’s positioning and performance during the period, please see the Advisors’ Report, which begins on page 7. Also, please note that in July, two portfolio managers from AllianceBernstein—an advisor to the fund since 2001—were named to replace Alan Levi, who plans to retire.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	Large-Cap
	Shares	Shares	Growth Fund
U.S. Growth Fund	0.50%	0.27%	1.36%

1  Fund expense ratios shown are from the prospectus dated December 10, 2007. The expense ratios for the fiscal year ended August 31, 2008, were 0.43% for Investor Shares and 0.24% for Admiral Shares. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

5

A long-term view and quality focus are key

Overall, the last ten years have been challenging for growth-stock investors. After lagging for several years—notably during the bear market of 2000–2002—growth stocks reclaimed the lead from their value-oriented counterparts in mid-2007. But your advisors’ focus on high-quality companies has not been rewarded consistently. For the ten years ended August 31, the –1.5% annual return of U.S. Growth trailed that of its comparative standards, as shown in the table on page 4. Although these results have clearly been a disappointment, we remain confident that the advisors’ approach to large-cap growth investing has the potential to produce competitive long-term returns.

Although we can’t predict whether growth will lead value, or whether large-cap stocks will outperform small-caps, one thing is certain: The markets will continue to deliver surprises. That’s why we believe the key to investment success is to determine a diversified mix of stock, bond, and money market funds that is consistent with your goals, time horizon, and risk tolerance. Once you have established your asset allocation plan, try to stick with it. And always pay attention to costs.

The advisors of the U.S. Growth Fund make sizable commitments to a relatively small number of stocks (about 70–80), grounded in the advisors’ fundamental analysis and extensive research. That is why it’s appropriate to consider this fund for a complementary, rather than a cornerstone, role within a balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

September 11, 2008

6

Advisors’ Report

For the fiscal year ended August 31, 2008, the Investor Shares of Vanguard U.S. Growth Fund returned –7.4%, and the lower-cost Admiral Shares returned –7.3%. This performance reflects the combined efforts of your fund’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on September 12, 2008.

AllianceBernstein L.P.

Portfolio Managers:

James G. Reilly,

Executive Vice President

P. Scott Wallace, CFA,

Senior Vice President

Equity markets were volatile throughout the 12 months as credit-market turmoil intensified, U.S. economic momentum slowed (and prospects deteriorated), and uncertainties increased on several fronts. Although overall U.S. economic growth

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	67	3,189	Uses a fundamentally based, research-driven approach
			to large-cap growth investing. The advisor seeks to
			build a diversified portfolio of successful, well-managed
			companies with sustainable competitive advantages
			and superior prospects for growth not fully reflected in
			relative valuation.
William Blair & Company, L.L.C.	31	1,453	Uses a fundamental investment approach in pursuit
			of superior long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments[1]	2	111	—

1  These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

7

and corporate profits proved satisfactory, if not better than expected, this masked significant and widening divergences. Escalating energy and commodity prices, exacerbated by a weakened U.S. dollar combined with stagnating employment growth, imposed an increasing burden on already stressed American consumers. The erosion of disposable personal income, consumption, and consumer confidence was compounded by protracted weakness in housing markets and equity values. Reflecting this environment, equity markets have become increasingly risk-averse.

In contrast to the U.S. economy’s moderating and subdued growth, a number of overseas economies experienced comparatively robust expansion, particularly those of several populous emerging markets. The combination of healthy growth in foreign demand and the weak U.S. dollar led to a resurgence of U.S. export growth and manufacturing, providing an important counterbalance to the weakness in domestic consumption. Reflecting this, overall U.S. exports increased 18% through the first six months of 2008, expanding 50% faster than China’s export sector. This environment has benefited a number of the holdings in our portion of the portfolio, given our focus on companies with leading, in some cases dominant, industry positions; many of these companies also enjoy a strong and increasing global presence.

Our performance was adversely affected by disappointing stock selection among a number of financial service and technology holdings, magnified by an overweighted exposure to financials early in the year. This was largely offset by strong stock selection among a number of the portfolio’s health care and industrials holdings, combined with our significant absolute and overweighted exposure to health care.

Our holdings generally continued to exhibit the fundamental strength we seek, with upward earnings revisions remaining more prevalent than among benchmark constituents. Although stocks of such companies failed to enjoy their historical rewards over this period, we believe that this anomaly is unlikely to persist. In particular, in a global economic and earnings slowdown, which we appear to be in, investors tend to more carefully distinguish among companies and favor those best-positioned to sustain their earnings growth. We would expect that this tendency will once again reward the kind of superior earnings potential that we emphasize.

William Blair & Company, L.L.C.

Portfolio Manager:

John F. Jostrand, CFA, Principal

U.S. equity markets were very difficult and volatile over the fiscal year, owing to economic uncertainty. Markets declined in response to the continued credit crisis;

8

deleveraging; and weakened consumers in the face of rising gas and food costs, increasing unemployment, tightening lending standards, and elevated levels of credit and mortgage delinquencies.

Investors’ concerns shifted from slowing U.S. economic growth to rising inflation, especially in commodity and food prices. Most notably, the price of oil surged to record levels as demand remained high, especially from emerging-market countries. Also, supply issues surfaced and investor speculation in oil rose as many looked to it as an inflationary hedge or an alternative to U.S. dollar investments or the risky credit markets. However, by the end of August, the price of oil retreated, which was a relief to the equity markets, as demand destruction occurred modestly and some weakness in global growth appeared.

Our portion of the portfolio benefited from our bias toward quality growth stocks, which typically do better when growth becomes harder to find. Health care was the highest-performing sector, with good stock selection in the biotechnology industry. The information technology sector was the largest detractor due to our slight overweighting in a weaker benchmark group, as well as our stock selection in the computer and peripherals industry.

Going forward, it’s difficult to predict what additional downside risks remain or when investor sentiment will turn. We believe that economic growth will continue to be subdued into 2009, as the financial system and consumers likely have a long workout period ahead.

In this environment, we have not adopted a particularly defensive posture. Instead, we continue to rely on our quality growth investment philosophy and process, seeking stocks with attractive long-term earnings growth prospects, strong financial positions, and competitive and sustainable business models that we believe will outperform over time. This approach generally leads us to companies that have somewhat more defensive characteristics during market conditions like those experienced recently, primarily because of the firms’ more stable business models with better balance sheets. In our view, quality growth opportunities remain readily available, and we are taking advantage of increasingly attractive valuation levels to buy stocks that we believe will produce superior long-term returns. Whether the markets experience elevated levels of volatility or a slow-growth environment, investors will continue to seek strong, quality companies, which become scarce, and thus more valuable, in a challenging period.

9

Fund Profile

As of August 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	75	650	4,692
Median Market Cap	$50.9B	$36.5B	$31.5B
Price/Earnings Ratio	22.1x	18.2x	16.9x
Price/Book Ratio	4.3x	3.9x	2.4x
Yield[3]		1.3%	2.1%
Investor Shares	0.5%
Admiral Shares	0.7%
Return on Equity	23.1%	23.2%	19.9%
Earnings Growth Rate	32.9%	23.4%	18.2%
Foreign Holdings	8.8%	0.0%	0.0%
Turnover Rate	107%	—	—
Expense Ratio (8/31/2007)[4]		—	—
Investor Shares	0.50%
Admiral Shares	0.27%
Short-Term Reserves	1.9%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	4.3%	9.3%	9.1%
Consumer Staples	9.4	12.3	9.7
Energy	9.7	11.2	13.3
Financials	7.1	4.2	16.0
Health Care	21.5	13.3	12.6
Industrials	9.6	13.6	11.9
Information Technology	31.6	28.9	16.5
Materials	5.5	4.4	4.1
Telecommunication
Services	1.2	0.8	2.9
Utilities	0.1	2.0	3.9

Volatility Measures[5]
Fund Versus		Fund Versus
Comparative Index[1]		Broad Index[2]
R-Squared	0.90	0.82
Beta	1.03	1.01

Ten Largest Holdings[6] (% of total net assets)

Apple Inc.	computer hardware	5.9%
Google Inc.	internet software
	and services	5.5
Cisco Systems, Inc.	communications
	equipment	3.8
Hewlett-Packard Co.	computer hardware	3.8
Schlumberger Ltd.	oil and gas
	equipment
	and services	3.7
Gilead Sciences, Inc.	biotechnology	3.6
Monsanto Co.	fertilizers and
	agricultural chemicals	3.4
QUALCOMM Inc.	communications
	equipment	3.0
Celgene Corp.	biotechnology	2.9
Abbott Laboratories	pharmaceuticals	2.7
Top Ten		38.3%

Investment Focus

1  Russell 1000 Growth Index.

2  Dow Jones Wilshire 5000 Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  Expense ratios are shown from the prospectus dated December 10, 2007. The expense ratios for the fiscal year ended August 31, 2008, were 0.43% for Investor Shares and 0.24% for Admiral Shares.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6  The holdings listed exclude any temporary cash investments and equity index products.

10

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 1998–August 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
U.S. Growth Fund Investor Shares[1]	–7.44%	5.41%	–1.54%	$8,559
Dow Jones Wilshire 5000 Index	–9.92	7.90	5.69	17,396
Russell 1000 Growth Index	–6.78	6.09	2.59	12,917
Average Large-Cap Growth Fund[2]	–7.15	5.30	3.11	13,586

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
U.S. Growth Fund Admiral Shares	–7.27%	5.64%	–0.55%	$96,199
Dow Jones Wilshire 5000 Index	–9.92	7.90	4.23	133,922
Russell 1000 Growth Index	–6.78	6.09	1.61	111,955

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: August 13, 2001.

11

Fiscal-Year Total Returns (%): August 31, 1998–August 31, 2008

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1]	1/6/1959	–7.21%	6.47%	–3.09%
Admiral Shares	8/13/2001	–7.05	6.71	–0.57[2]

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

12

Financial Statements

Statement of Net Assets

As of August 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.2%)[1]
Consumer Discretionary (4.0%)
*	Kohl’s Corp.	1,852,534	91,089
	McDonald’s Corp.	738,100	45,799
	Omnicom Group Inc.	610,420	25,876
	NIKE, Inc. Class B	254,410	15,420
*	Starbucks Corp.	724,800	11,278
			189,462
Consumer Staples (9.1%)
	Wal-Mart Stores, Inc.	1,691,550	99,920
	The Coca-Cola Co.	977,250	50,885
	Colgate-Palmolive Co.	606,800	46,135
	The Procter & Gamble Co.	657,920	45,903
	Philip Morris International Inc.	852,900	45,801
	Avon Products, Inc.	765,855	32,802
	PepsiCo, Inc.	459,100	31,439
	Wm. Wrigley Jr. Co.	351,500	27,937
	Costco Wholesale Corp.	375,900	25,208
	Wal-Mart de Mexico
	SA de Cv ADR	474,800	17,330
	Kellogg Co.	135,500	7,377
			430,737
Energy (9.3%)
	Schlumberger Ltd.	1,873,930	176,562
	EOG Resources, Inc.	805,400	84,100
	Apache Corp.	387,570	44,330
*	National Oilwell Varco Inc.	533,400	39,328
*	Weatherford
	International Ltd.	829,050	31,985
*	Cameron International Corp.	608,740	28,361
	Suncor Energy, Inc.	408,080	23,195
*	Transocean, Inc.	104,300	13,267
			441,128
Exchange-Traded Fund (0.0%)
2	Vanguard Growth ETF	3,100	183

Financials (6.6%)
	CME Group, Inc.	338,770	113,617
	Franklin Resources Corp.	681,500	71,217
	Charles Schwab Corp.	2,018,965	48,435
	The Goldman Sachs
	Group, Inc.	230,245	37,753
	Merrill Lynch & Co., Inc.	1,084,000	30,731

	NYSE Euronext	283,900	11,524
			313,277
Health Care (20.8%)
	Biotechnology (8.4%)
*	Gilead Sciences, Inc.	3,285,650	173,088
*	Celgene Corp.	1,977,240	137,023
*	Genentech, Inc.	900,095	88,884

	Health Care Equipment & Supplies (4.4%)
	Alcon, Inc.	495,440	84,368
	Becton, Dickinson & Co.	594,910	51,983
	Baxter International, Inc.	613,200	41,550
*	St. Jude Medical, Inc.	703,980	32,263

	Health Care Providers & Services (1.6%)
*	Medco Health
	Solutions, Inc.	1,634,700	76,586

	Life Science Tools & Services (0.7%)
*	Thermo Fisher
	Scientific, Inc.	556,720	33,715

	Pharmaceuticals (5.7%)
	Abbott Laboratories	2,219,910	127,489
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	2,188,760	103,616
	Allergan, Inc.	733,625	40,988
			991,553
Industrials (9.2%)
	Honeywell International Inc.	1,434,900	71,989
	Danaher Corp.	594,255	48,473
	Deere & Co.	644,500	45,482
	Fluor Corp.	513,800	41,171
	Roper Industries Inc.	551,190	32,564
	Fastenal Co.	593,820	30,837
	ABB Ltd. ADR	1,243,195	30,545
	Joy Global Inc.	359,990	25,574

13

			Market
			Value•
		Shares	($000)
	Union Pacific Corp.	287,700	24,138
	Rockwell Automation, Inc.	448,390	21,169
	Expeditors International of
	Washington, Inc.	512,220	18,486
	Emerson Electric Co.	319,970	14,975
	J.B. Hunt Transport
	Services, Inc.	378,470	13,795
	Lockheed Martin Corp.	101,100	11,772
*	Foster Wheeler Ltd.	101,000	5,019
			435,989
Information Technology (30.7%)
	Communications Equipment (9.4%)
*	Cisco Systems, Inc.	7,526,653	181,016
	QUALCOMM Inc.	2,670,695	140,612
*	Research In Motion Ltd.	844,694	102,715
	Corning, Inc.	1,082,965	22,244

	Computers & Peripherals (9.7%)
*	Apple Inc.	1,654,276	280,449
	Hewlett-Packard Co.	3,841,300	180,234

	Electronic Equipment & Instruments (0.4%)
*	FLIR Systems, Inc.	568,270	20,287

	Internet Software & Services (5.5%)
*	Google Inc.	559,550	259,234

	Semiconductors & Semiconductor Equipment (1.4%)
*	MEMC Electronic
	Materials, Inc.	945,000	46,390
	Intel Corp.	869,810	19,893

	Software (4.3%)
*	Electronic Arts Inc.	1,328,060	64,823
	Microsoft Corp.	2,181,055	59,521
*	Adobe Systems, Inc.	1,167,665	50,011
*	salesforce.com, inc.	576,970	32,322
			1,459,751
Materials (5.3%)
	Monsanto Co.	1,403,075	160,301
	Praxair, Inc.	591,600	53,149
	Air Products &
	Chemicals, Inc.	422,100	38,770
			252,220
Telecommunication Services (1.2%)
	America Movil SA de
	CV Series L ADR	1,091,300	56,071
Total Common Stocks
(Cost $4,304,209)			4,570,371
Temporary Cash Investments (4.2%)[1]
Money Market Fund (3.8%)
3	Vanguard Market Liquidity
	Fund, 2.389%	183,341,427	183,341

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Agency Obligation (0.4%)
4 Federal Home Loan Bank
5 2.433%, 11/6/08	18,000	17,917
Total Temporary Cash Investments
(Cost $201,262)		201,258
Total Investments (100.4%)
(Cost $4,505,471)		4,771,629
Other Assets and Liabilities (–0.4%)
Other Assets		17,266
Liabilities		(36,085)
		(18,819)
Net Assets (100%)		4,752,810

14

At August 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	10,627,711
Undistributed Net Investment Income	2,111
Accumulated Net Realized Losses	(6,136,457)
Unrealized Appreciation (Depreciation)
Investment Securities	266,158
Futures Contracts	(6,713)
Net Assets	4,752,810

Investor Shares—Net Assets
Applicable to 203,296,172 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,637,061
Net Asset Value Per Share—
Investor Shares	$17.89

Admiral Shares—Net Assets
Applicable to 24,059,364 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,115,749
Net Asset Value Per Share—
Admiral Shares	$46.37

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.5% and 1.9%, respectively, of net assets.

2  Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

5  Securities with a value of $17,917,000 have been segregated as initial margin for open futures contracts. ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Statement of Operations

Year Ended
August 31, 2008
($000)
Investment Income
Income
Dividends[1]	37,196
Interest[1]	8,826
Security Lending	1,146
Total Income	47,168
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,929
Performance Adjustment	(1,572)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	11,320
Management and Administrative—Admiral Shares	1,152
Marketing and Distribution—Investor Shares	807
Marketing and Distribution—Admiral Shares	236
Custodian Fees	47
Auditing Fees	24
Shareholders’ Reports—Investor Shares	125
Shareholders’ Reports—Admiral Shares	35
Trustees’ Fees and Expenses	9
Total Expenses	20,112
Expenses Paid Indirectly	(263)
Net Expenses	19,849
Net Investment Income	27,319
Realized Net Gain (Loss)
Investment Securities Sold[1]	157,712
Futures Contracts	(19,541)
Realized Net Gain (Loss)	138,171
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(547,609)
Futures Contracts	(4,147)
Change in Unrealized Appreciation (Depreciation)	(551,756)
Net Increase (Decrease) in Net Assets Resulting from Operations	(386,266)

1  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $2,000, $8,213,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Statement of Changes in Net Assets

	Year Ended August 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,319	38,382
Realized Net Gain (Loss)	138,171	607,592
Change in Unrealized Appreciation (Depreciation)	(551,756)	150,227
Net Increase (Decrease) in Net Assets Resulting from Operations	(386,266)	796,201
Distributions
Net Investment Income
Investor Shares	(25,051)	(21,929)
Admiral Shares	(11,166)	(9,238)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(36,217)	(31,167)
Capital Share Transactions
Investor Shares	(351,798)	(818,275)
Admiral Shares	(106,170)	(105,323)
Net Increase (Decrease) from Capital Share Transactions	(457,968)	(923,598)
Total Increase (Decrease)	(880,451)	(158,564)
Net Assets
Beginning of Period	5,633,261	5,791,825
End of Period[1]	4,752,810	5,633,261

1  Net Assets—End of Period includes undistributed net investment income of $2,111,000 and $11,009,000. See accompanying Notes, which are an integral part of the Financial Statements.

17

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$19.44	$17.06	$16.77	$14.39	$14.00
Investment Operations
Net Investment Income	.089	.113	.059	.040[1]	.028
Net Realized and Unrealized Gain (Loss)
on Investments	(1.523)	2.354	.266	2.385	.409
Total from Investment Operations	(1.434)	2.467	.325	2.425	.437
Distributions
Dividends from Net Investment Income	(.116)	(.087)	(.035)	(.045)	(.047)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.116)	(.087)	(.035)	(.045)	(.047)
Net Asset Value, End of Period	$17.89	$19.44	$17.06	$16.77	$14.39

Total Return[2]	–7.44%	14.50%	1.93%	16.86%	3.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,637	$4,308	$4,530	$4,848	$5,503
Ratio of Total Expenses to
Average Net Assets[3]	0.43%	0.50%	0.58%	0.55%	0.53%
Ratio of Net Investment Income to
Average Net Assets	0.47%	0.60%	0.34%	0.30%[1]	0.19%
Portfolio Turnover Rate	107%	51%	48%	38%	71%

1  Net investment income per share and the ratio of net investment income to average net assets include $.017 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.01%), 0.02%, (0.02%), and (0.03%). See accompanying Notes, which are an integral part of the Financial Statements.

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Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$50.42	$44.24	$43.47	$37.29	$36.28
Investment Operations
Net Investment Income	.325	.416	.271	.226[1]	.147
Net Realized and Unrealized Gain (Loss)
on Investments	(3.950)	6.107	.677	6.163	1.052
Total from Investment Operations	(3.625)	6.523	.948	6.389	1.199
Distributions
Dividends from Net Investment Income	(.425)	(.343)	(.178)	(.209)	(.189)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.425)	(.343)	(.178)	(.209)	(.189)
Net Asset Value, End of Period	$46.37	$50.42	$44.24	$43.47	$37.29

Total Return	–7.28%	14.80%	2.16%	17.16%	3.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,116	$1,325	$1,262	$1,012	$824
Ratio of Total Expenses to
Average Net Assets[2]	0.24%	0.27%	0.34%	0.32%	0.32%
Ratio of Net Investment Income to
Average Net Assets	0.66%	0.83%	0.58%	0.53%[1]	0.40%
Portfolio Turnover Rate	107%	51%	48%	38%	71%

1  Net investment income per share and the ratio of net investment income to average net assets include $.045 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2  Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.01%), 0.02%, (0.02%), and (0.03%). See accompanying Notes, which are an integral part of the Financial Statements.

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Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

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6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AllianceBernstein L.P. and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein L.P. is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee for William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance since June 1, 2004, relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended August 31, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets before a decrease of $1,572,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2008, the fund had contributed capital of $407,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.41% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2008, these arrangements reduced the fund’s management and administrative expenses by $259,000 and custodian fees by $4,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

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For tax purposes, at August 31, 2008, the fund had $19,079,000 of ordinary income available for distribution. The fund had available realized losses of $6,142,272,000 to offset future net capital gains of $2,582,798,000 through August 31, 2010, $2,548,333,000 through August 31, 2011, $887,490,000 through August 31, 2012, and $123,651,000 through August 31, 2013.

At August 31, 2008, the cost of investment securities for tax purposes was $4,505,687,000. Net unrealized appreciation of investment securities for tax purposes was $265,942,000, consisting of unrealized gains of $436,726,000 on securities that had risen in value since their purchase and $170,784,000 in unrealized losses on securities that had fallen in value since their purchase.

At August 31, 2008, the aggregate settlement value of open futures contracts expiring in September 2008 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	198	63,489	(3,612)
S&P Mid-Cap 400 Index	108	44,064	(3,123)
E-mini S&P 500 Index	20	1,283	7
E-mini S&P Mid-Cap 400 Index	6	489	15

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended August 31, 2008, the fund purchased $5,357,366,000 of investment securities and sold $5,842,699,000 of investment securities other than temporary cash investments.

G. Capital share transactions for each class of shares were:

Year Ended August 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	488,406	26,158	407,021	21,765
Issued in Lieu of Cash Distributions	24,561	1,226	21,402	1,180
Redeemed	(864,765)	(45,681)	(1,246,698)	(66,948)
Net Increase (Decrease)—Investor Shares	(351,798)	(18,297)	(818,275)	(44,003)
Admiral Shares
Issued	207,633	4,245	232,243	4,793
Issued in Lieu of Cash Distributions	10,509	203	8,540	182
Redeemed	(324,312)	(6,673)	(346,106)	(7,213)
Net Increase (Decrease)—Admiral Shares	(106,170)	(2,225)	(105,323)	(2,238)

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H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of August 31, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	4,753,712	(6,713)
Level 2—Other significant observable inputs	17,917	—
Level 3—Significant unobservable inputs	—	—
Total	4,771,629	(6,713)

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Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard World Funds and the Shareholders of Vanguard U.S. Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (the “Fund”) at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 14, 2008

Special 2008 tax information (unaudited) for Vanguard U.S. Growth Fund

This information for the fiscal year ended August 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $36,217,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Growth Fund Investor Shares[1]
Periods Ended August 31, 2008
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–7.44%	5.41%	–1.54%
Returns After Taxes on Distributions	–7.52	5.36	–2.28
Returns After Taxes on Distributions and Sale of Fund Shares	–4.71	4.67	–1.29

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended August 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	2/29/2008	8/31/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,026.39	$2.04
Admiral Shares	1,000.00	1,027.25	1.23
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.19	$2.04
Admiral Shares	1,000.00	1,024.00	1.22

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.40% for Investor Shares and 0.24% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared. The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan1

Born 1954  Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/ Trustee Since May 1987;  Trustee of The Vanguard Group, Inc., and of each of the investment companies served Chairman of the Board   by The Vanguard Group; Director of Vanguard Marketing Corporation; President and Chief 156 Vanguard Funds Overseen Executive Officer of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937  Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures Trustee Since January 2001 in education); Senior Advisor to Greenwich Associates (international business strategy 156 Vanguard Funds Overseen consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948  Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Trustee Since January 2008 Officer for North America since 2004 and Corporate Vice President of Xerox Corporation 156 Vanguard Funds Overseen (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945  Principal Occupation(s) During the Past Five Years: Chairman, President, and Trustee Since December 20012 Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of 156 Vanguard Funds Overseen the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann

Born 1949  Principal Occupation(s) During the Past Five Years: President of the University of

Trustee Since June 2006  Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School 156 Vanguard Funds Overseen for Communication, and Graduate School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the University Center for Human Values (1990–2004), Princeton University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen

Born 1950  Principal Occupation(s) During the Past Five Years: Corporate Vice President and Trustee Since July 1998  Chief Global Diversity Officer since 2006, Vice President and Chief Information 156 Vanguard Funds Overseen Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952  Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance Trustee Since December 2004 and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty 156 Vanguard Funds Overseen Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.

Born 1941  Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Trustee Since January 1993 Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director 156 Vanguard Funds Overseen of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936  Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Trustee Since April 1985  Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and 156 Vanguard Funds Overseen AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers1

Thomas J. Higgins

Born 1957  Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer Since July 1998  Treasurer of each of the investment companies served by The Vanguard Group. 156 Vanguard Funds Overseen

F. William McNabb III

Born 1957  Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director, Chief Executive Officer  and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and Since August 31, 2008  President of each of the investment companies served by The Vanguard Group since President Since March 2008 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard 156 Vanguard Funds Overseen Group (1995–2008).

Heidi Stam

Born 1956  Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Secretary Since July 2005  Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of 156 Vanguard Funds Overseen The Vanguard Group and of each of the investment companies served by The Vanguard Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

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Q230 102008

>  Vanguard International Growth Fund returned –12.8% for Investor Shares (–12.7% for Admiral Shares) in the fiscal year ended August 31, 2008, a disappointing result that nevertheless exceeded the returns of its comparative standards.

>  Most developed markets lost value in the period, while most emerging-market regions notched gains.

>  As the repercussions of credit-market turmoil and the economic slowdown in the United States spread across the globe, three sectors accounted for most of the fund’s decline: consumer discretionary, industrials, and financials.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	7
Fund Profile	12
Performance Summary	14
Financial Statements	16
Your Fund’s After-Tax Returns	31
About Your Fund’s Expenses	32
Glossary	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard International Growth Fund
Investor Shares	VWIGX	–12.8%
Admiral™ Shares[1]	VWILX	–12.7
MSCI EAFE Index		–14.4
Average International Fund[2]		–14.8

Your Fund’s Performance at a Glance
August 31, 2007–August 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Growth Fund
Investor Shares	$26.13	$20.43	$0.528	$2.214
Admiral Shares	83.26	65.09	1.845	7.045

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

In a tumultuous year, Investor Shares of Vanguard International Growth Fund returned a disappointing –12.8% (the lower-cost Admiral Shares returned –12.7%). Nevertheless, the fund outperformed both its benchmark index and the average result of peer funds by about 2 percentage points.

Many stock markets around the globe enjoyed a rousing start to the fiscal year, notching record highs. However, resilience soon gave way to weakness, driving many markets into—or near—bear market territory near the end of the period. Your fund benefited from the advisors’ stock selection in virtually all regions, especially Europe and Latin America. The relative weakness of the U.S. dollar compared with the euro and the yen (but not the British pound) also provided some support for dollar-based investors’ returns, as some foreign holdings became worth more when converted into U.S. dollars.

If you invest in the fund through a taxable account, page 30 shows after-tax returns for investors in the highest tax bracket.

Stocks performed poorly as volatility returned

Stocks lost ground as credit-market turmoil spread throughout the global economy. Over the full 12 months, the broad U.S. stock market lost about 10% of its value. International markets followed a similar path, returning –12.2% for the year.

2

The descent was bumpy. After years of relative calm, global stock markets routinely rose or fell by more than a percentage point in a day’s trading. The volatility reflected a seemingly endless series of unnerving developments: higher energy prices, further deterioration in the U.S. housing market, several bank failures, and deceleration in the globe’s major economic engines.

Risk-aversion increased, and Treasuries outperformed

The collapse in subprime mortgage-backed securities and the aftershocks prompted a flight to safety. Short-term U.S. Treasury securities were among the fixed income market’s best performers. Over the 12 months, the broad taxable bond market returned a respectable 5.9%, largely reflecting the Treasury bond rally.

As risk-aversion increased, the difference between the yields of Treasury bonds and those of all other securities increased, depressing the price of corporate debt. (Yield and price move in opposite directions.) Even as corporate bonds grew cheaper, the prices of most goods and services rose quickly, powered by escalating energy prices.

The combination of higher inflation, financial market volatility, and economic weakness put the U.S. Federal Reserve Board in an uncomfortable position. The Fed decided that it was imperative to respond to the financial crisis with a

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2008
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	–12.2%	10.7%	16.1%
Russell 1000 Index (Large-caps)	–10.6	3.9	7.4
Russell 2000 Index (Small-caps)	–5.5	4.8	9.6
Dow Jones Wilshire 5000 Index (Entire market)	–9.9	4.2	7.9

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.9%	4.3%	4.6%
Lehman Municipal Bond Index	4.5	3.3	4.4
Citigroup 3-Month Treasury Bill Index	2.8	4.0	3.1

CPI
Consumer Price Index	5.4%	3.7%	3.5%

3

dramatic easing of monetary policy through interest rate cuts, even as it recognized that the result might be higher inflation. Over the full 12 months, the Fed reduced its target for the federal funds rate from 5.25% to 2.00%.

As developed markets stumbled, emerging markets cushioned the fall

At the start of the fiscal year, it appeared that fallout from the subprime-mortgage debacle would largely be contained in the United States. In short order, however, the global extent of the credit problems became apparent as foreign banks disclosed significant holdings of U.S. mortgage-related securities. Slower growth coupled with rising inflation crossed the Atlantic from the United States to markets in Europe and beyond, creating stiff headwinds.

Companies based in Europe’s developed countries anchored International Growth’s portfolio. They accounted for about 60% of both the fund’s average value and total return for the period. Even though the fund’s exposure to financial stocks was less than that of its benchmark, the asset write-downs by many overseas banks weighed on the fund’s performance. Among the leading detractors were Anglo Irish Bank, UniCredit (a top-ten holding and one of Europe’s largest banks), UBS, Barclays, and Royal Bank of Scotland.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	International
	Shares	Shares	Fund
International Growth Fund	0.51%	0.31%	1.48%

Total Returns
Ten Years Ended August 31, 2008
Average
Annual Return
International Growth Fund Investor Shares	7.0%
MSCI EAFE Index	6.3
Average International Fund[2]	5.9

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  Fund expense ratios shown are from the prospectus dated April 29, 2008. Expense ratios for the fiscal year ended August 31, 2008, were 0.47% for Investor Shares and 0.28% for Admiral Shares. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

2  Derived from data provided by Lipper Inc.

4

Consumer discretionary companies in Europe, including automakers BMW and Rolls-Royce Group, also struggled as soaring oil prices and slower growth made customers more budget-conscious. In consumer staples, British retailing giant Tesco, a top-ten holding, also slipped.

Outside of Europe, the fund’s largest position was in Japan, where the long-awaited economic rebound stalled. In midsummer, Japan’s exports fell for the first time in almost five years, depriving many multinational companies and the Japanese economy of an important growth engine. In this environment, the fund benefited from its below-benchmark investment in the country. Among the detractors were Sony, Sumitomo Heavy Industries, and Toray Industries (a chemicals and textile maker).

The fund’s long-standing commitment to emerging markets continued to prove rewarding. All regions except Asia posted gains, led by Latin America (up 17% for the year). In 2007, top-ten holding Petróleo Brasileiro (Petrobras) announced the discovery of an oil field off the coast of Brazil that is potentially one of the world’s largest finds in recent years. Brazilian mining giant Companhia Vale do Rio Doce was boosted by soaring prices for iron ore and other commodities. In Asia, reversing course from last year, many electronics and industrial giants (especially in South Korea) lost ground amid slower demand.

For more about the advisors’ strategies and the fund’s positioning during the year, see the Advisors’ Report—including our first report from M&G Investment Management Limited—which begins on page 7. As discussed in the fund’s semiannual report, M&G (based in London, England) joined the fund’s management team in late February.

The fund’s long-term record remains impressive

For the ten years ended August 31—a period that included intermittent gains and setbacks for international markets—the International Growth Fund bested its comparative standards. This is a tribute to the experience, discipline, and skill of its advisors, who scour the globe—including developing countries—to identify companies with seemingly attractive long-term growth prospects. In addition, the fund’s low expenses help investors keep more of the fund’s return, an advantage that compounds over time.

Diversification is key to long-term success

Not long ago, it appeared that international markets might be moving toward “decoupling,” or becoming more insulated from economic developments in the United States. This view has not been borne out over the last 12 months. But even though foreign markets may experience some of the same ups and downs as those in the United States, they don’t march in lockstep—not with

5

each other and not with their U.S. counterparts. This divergent performance underscores the potentially significant diversification benefits of investing abroad.

The past year has also provided a valuable reminder of how quickly market trends can reverse. Oil prices are a case in point: After what seemed like an inexorable climb, they abruptly reversed course. Prices of many other commodities followed a similar path. Investors who make frequent portfolio shifts to try to benefit from such trends often end up frustrated, and they can incur additional costs.

Instead, we encourage you to take the long view—to establish a balanced and diversified mix of stocks, bonds, and money market funds that is consistent with your goals, time horizon, and risk tolerance. Then try to stick with your asset allocation plan. As part of your equity portfolio, Vanguard International Growth Fund can help you to capture opportunities that may not be available within U.S. borders.

Thank you for your entrusting your assets

to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

September 12, 2008

6

Advisors’ Report

For the fiscal year ended August 31, 2008, Vanguard International Growth Fund’s Investor Shares returned –12.8% (Admiral Shares returned –12.7%). This performance reflects the combined efforts of your fund’s three independent advisors. The use of more than one advisor provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage and amount of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on September 11, 2008.

Schroder Investment Management

North America Inc.

Portfolio Managers:

Virginie Maisonneuve, CFA

Head of Global and International Equities

Matthew Dobbs

Head of Global Small Companies

For the past 12 months, international markets (represented by the MSCI EAFE Index) returned –14.4% in U.S. dollars. We witnessed a global economic slowdown and the deleveraging of the global banking system. In this context, financial and consumer discretionary stocks performed the worst, while utilities, energy, and consumer staples did best. Currencies showed strong volatility, with the U.S. dollar rebounding sharply toward the end of the fiscal year after prolonged weakness.

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment Management	50	8,461	Equity analysts in 11 countries and an international
North America Inc.			team of global sector and regional specialists help
			to identify reasonably priced companies with strong
			growth prospects and a sustainable competitive
			advantage.
Baillie Gifford Overseas Ltd.	40	6,766	The advisor seeks stocks that can generate above-
			average growth in earnings and cash flow, producing
			a bottom-up, stock-driven approach to country and
			asset allocation. An in-depth view on each company
			is measured against the consensus view, leading to
			discrepancies and potential opportunities to add value.
M&G Investment Management Limited	7	1,107	The advisor constructs a portfolio using a long-term,
			bottom-up investment approach focusing on
			identifying underappreciated companies—particularly
			those with scarce assets—with the ability to deliver
			high returns and growth potential.
Cash Investments[1]	3	480	—

1  These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

7

The year was punctuated by several shifts in investors’ main concerns. After initially focusing on the immediate fallout from the U.S. subprime-mortgage crisis, investors began to fear the onset of “stagflation.” Expectations of a sharp economic slowdown were combined with worries about increased inflation, driven by steep increases in oil and commodity prices that reflected strength in emerging-market economies. Most recently, inflationary pressures have receded, as we expected, with the deceleration in global growth; this has led to weaker commodities prices, while wage pressures have been mild.

The framework in which businesses operate globally has been marked by pockets of difficulty during the fiscal year, especially for companies that rely on external financing, as most banks have found it difficult to keep up with their past lending activities. In Europe, the interbank market is still tight, and the European Central Bank recently restrained its emergency-lending procedures.

While the markets in peripheral Europe have been weak for a while, those in core Europe decelerated notably during the summer, after being relatively resilient. In the United Kingdom in particular, consumer confidence came under severe pressure as property prices adjusted sharply lower. European banks have been raising capital as deleveraging and asset destruction have intensified. In Switzerland, regulators stepped in to tighten the operating framework, and we expect similar trends throughout Europe in the coming year.

The pace of growth in emerging-market economies also slowed in the fiscal period, but was still healthy compared with the rest of the world. Trading within the region became increasingly important, offsetting the impact of weaker demand for exports (especially to the United States and Europe). Consumers and companies within developing countries also faced increased inflation. While emerging-market equities had been fairly resilient, they have sharply corrected in 2008 as the impact of the global slowdown has intensified. We continue to believe that growth in emerging markets is on a strong secular trend, although there are clear signs of a cyclical slowdown. We believe that this will provide attractive opportunities to further raise our emerging-markets position.

During the period, some of the strongest contributors in our portion of the portfolio included Rio Tinto (a mining company headquartered in the United Kingdom), Syngenta (a Swiss agribusiness firm specializing in crop protection), Unibanco-União de Bancos Brasileiros (Brazilian bank), ArcelorMittal (one of the world’s largest steelmakers, headquartered in Luxembourg), and Honda Motor (Japanese auto company). For the most part, these companies have benefited from strong structural growth linked to climate change, demographics, and emerging-market demand. Although holdings such as Daewoo Shipbuilding & Marine Engineering, a South Korean company, have disappointed, we believe market sentiment has been overly pessimistic, and we expect demand for energy-related shipping vessels to remain buoyant. The market has also

8

been concerned about companies in Asia, such as hotel group Shangri-La Asia, which was affected by the Sichuan earthquake, and Singapore property company Keppel Land.

Although economic adjustments by consumers and financial deleveraging will continue over the next 12 months, it is important to point out that some countries are now, or soon will be, operating in a negative real interest rate environment, which historically has been beneficial to equities. In addition, valuations are becoming increasingly attractive. In this environment, we continue to strive to identify quality growth companies trading at a reasonable price with sustainable earnings growth.

Baillie Gifford Overseas Ltd.

Portfolio Manager:

James K. Anderson,

Chief Investment Officer and

Head of Global Equities

The fiscal year ended August 31 has been a painful one for equity investors. Media watchers will have amassed ample reasons for gloom, if not despair. The best antidote is to listen to the companies in the portfolio. Some of them are telling us that their short-term outlook has deteriorated. Universally, however, the companies in our portfolio are robustly optimistic about their long-term prospects.

Several firms have reminded us that some parts of the world, China in particular, are still growing strongly. Perhaps even the United States is more resilient than many suppose.

In our view, we are already partway through what might be called “The Big Adjustment.” The largest of the world’s imbalances, the U.S. current account deficit, is shrinking rapidly as currency markets begin to impose a more sustainable pattern on world trade. And the debt-inflated housing markets on both sides of the Atlantic are subsiding to more sensible levels as consumers relearn the attractions of saving. The corporate sector has made good progress in reorienting its sales effort toward the developing world, and banks have begun the painful process of deleveraging, though not all can be expected to survive.

Looking forward, we expect that growth will be slower than before and that credit will be tight. This will create a big problem for the weaker “also ran” companies, especially in the financial sector, so we are starting to look for banks that will benefit from their competitors’ difficulties. The developing world is still the site of most of the economic growth, so we are keeping our big exposure to the emerging markets. Their weak share prices have made us more enthusiastic. We have always liked traditional growth stocks too, and many are now trading at low valuations.

9

High finance has crash-landed, but the real economy is not in such bad shape. We think our companies can battle through the current crisis and will still be standing when it is over.

M&G Investment Management Limited

Portfolio Managers:

Graham E. French, Portfolio Manager

Greg Aldridge, Portfolio Manager

Since our appointment as an advisor to the International Growth Fund in late February, our strategy has been directed by our firm belief that a long-term investment horizon supported by bottom-up analysis of company fundamentals is the most effective way to achieve superior returns for investors. Our analysis seeks to identify businesses that have a number of scarce assets that are hard for competitors to replicate, enabling those businesses to achieve high and sustainable returns on capital and to reinvest profitably—thereby increasing the firms’ value and share prices over time.

The ability of these companies to generate sustainable returns also makes them attractive to investors in uncertain times. As such, we believe our portion of the portfolio is well-positioned to deal with the current difficult market environment and, more important, the future.

Our holdings are well-diversified: About 60% of the portfolio is invested in Europe, about 25% is in Asia, and the remainder in Canada, Central and South America, and South Africa. While this geographical positioning is a product of bottom-up company analysis rather than any top-down views on individual countries, it is worth mentioning that we invest directly in some of the world’s developing markets, where we can find quality companies supported by higher-than-average levels of economic growth. From a sector perspective, the portfolio’s main relative exposures have been an overweighting to health care and an underweighting to financials—again, positions that result from the merits of the underlying companies, rather than a view on the sectors as a whole.

Our overweighted position in health care proved beneficial amid strong performances by large, defensive pharmaceutical businesses such as Switzerland’s Novartis and the United Kingdom’s GlaxoSmithKline, following an extended period of underperformance. During a volatile period for financials, our stock selection in this area was a positive. Solid contributions to performance came from U.K.-listed HSBC Holdings, the high-quality global bank with emerging-market exposure, and Dutch financials giant ING Groep, whose product and geographical diversification should help it to sustain superior returns.

10

In contrast, the main detractors in our portfolio included Canadian nickel and coal producer Sherritt International, which was hurt by declines in commodities prices; Swiss cement business Holcim, which faced fears over challenging end markets; and Austrian building-products maker Wienerberger, which suffered from negative sentiment toward the construction industry.

We will continue to focus on a broad range of differentiated businesses whose scarce assets should enable them to generate high returns and to grow over the long term. We believe this approach will enable the fund to ride out periods of volatility, such as those currently affecting financial markets, and will thereby provide superior returns for investors in the long run.

11

Fund Profile

As of August 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	168	1,022	1,900
Turnover Rate	55%	—	—
Expense Ratio (8/31/2007)[3]		—	—
Investor Shares	0.51%
Admiral Shares	0.31%
Short-Term Reserves	1.2%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	11.0%	9.1%	8.6%
Consumer Staples	10.1	8.8	8.3
Energy	10.2	11.4	12.4
Financials	19.3	22.3	22.7
Health Care	5.7	8.7	8.0
Industrials	15.6	11.2	10.8
Information Technology	8.5	9.3	9.2
Materials	10.9	8.8	9.5
Telecommunication
Services	6.7	5.2	5.6
Utilities	2.0	5.2	4.9

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.97
Beta	1.06	0.95

Ten Largest Holdings[5]	(% of total net assets)

Tesco PLC	food retail	2.5%
Nestlé SA (Registered)	packaged foods
	and meats	2.0
Roche Holdings AG	pharmaceuticals	1.8
Syngenta AG	fertilizers and
	agricultural chemicals	1.7
Vodafone Group PLC	wireless
	telecommunication
	services	1.7
Petróleo Brasileiro SA	integrated oil
	and gas	1.7
Siemens AG	industrial
	conglomerates	1.7
Standard Chartered PLC	diversified banks	1.5
Swire Pacific Ltd. A Shares	real estate
	management and
	development	1.5
UniCredit SpA	diversified banks	1.5
Top Ten		17.6%

Allocation by Region (% of equity exposure)

1  MSCI EAFE Index.

2  MSCI All Country World Index ex USA.

3  Fund expense ratios shown are from the prospectus dated April 29, 2008. Expense ratios for the fiscal year ended August 31, 2008 were 0.47% for Investor Shares and 0.28% for Admiral shares.

4  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

5  The holdings listed exclude any temporary cash investments and equity index products.

12

Market Diversification (% of equity exposure)
		Comparative	Broad
	Fund[1]	Index[2]	Index[3]
Europe
United Kingdom	18.2%	21.6%	15.5%
Germany	9.0	9.1	6.7
Switzerland	8.9	7.5	5.5
France	7.6	11.0	8.1
Netherlands	4.0	2.7	2.0
Spain	3.5	4.1	3.0
Sweden	3.3	2.2	1.7
Denmark	3.1	1.0	0.8
Italy	2.1	3.8	2.8
Norway	1.2	1.0	0.8
Other European
Markets	2.2	4.7	3.5
Subtotal	63.1%	68.7%	50.4%
Pacific
Japan	10.7%	21.4%	15.8%
Hong Kong	4.4	2.1	1.6
Australia	2.7	6.5	4.8
Other Pacific Markets	0.9	1.3	1.0
Subtotal	18.7%	31.3%	23.2%
Emerging Markets
Brazil	4.9%	—	3.1%
South Korea	1.7	—	2.2
China	3.5	—	2.9
Israel	1.9	—	0.5
India	1.2		1.3
Taiwan	1.0	—	2.0
Other Emerging
Markets	2.1	—	7.0
Subtotal	16.3%	—	19.0%
North America
Canada	1.9%	—	7.4%

1  Market percentages exclude currency contracts held by the fund.

2  MSCI EAFE Index.

3  MSCI All Country World Index ex USA.

13

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 1998–August 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
International Growth Fund Investor Shares[1]	–12.83%	13.93%	7.01%	$19,685
MSCI All Country World Index ex USA	–12.17	16.13	8.37	22,333
MSCI EAFE Index	–14.41	13.86	6.34	18,496
Average International Fund[2]	–14.84	12.92	5.93	17,792

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
International Growth Fund Admiral Shares[1]	–12.67%	14.15%	8.63%	$179,213
MSCI All Country World Index ex USA	–12.17	16.13	10.49	202,032
MSCI EAFE Index	–14.41	13.86	8.25	174,871

1  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, nor for the Investor Shares do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: August 13, 2001.

14

Fiscal Year Total Returns (%): August 31, 1998–August 31, 2008

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1]	9/30/1981	–7.41%	17.12%	6.63%
Admiral Shares[1]	8/13/2001	–7.23	17.35	10.16[2]

1  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, nor for the Investor Shares do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Return since inception.

15

Financial Statements

Statement of Net Assets

As of August 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.6%)[1]
Australia (2.4%)
Woodside Petroleum Ltd.	2,777,000	149,161
Woolworths Ltd.	3,995,600	96,464
Brambles Ltd.	9,423,900	61,834
Orica Ltd.	1,593,000	33,738
^James Hardie
Industries NV	7,105,000	28,168
Sims Group Ltd.	655,000	19,201
Amcor Ltd.	3,900,000	18,304
		406,870
Austria (0.1%)
^Wienerberger AG	860,000	22,568

Belgium (0.1%)
^Barco NV	315,000	14,709

Brazil (4.8%)
Petroleo Brasileiro
SA Series A ADR	6,142,200	263,930
Banco Itau Holding
Financeira SA ADR	7,811,250	148,414
Unibanco-Uniao de
Bancos Brasileiros SA	8,635,000	103,567
Redecard SA	5,648,705	102,647
Companhia Vale do Rio
Doce Sponsored ADR	3,641,900	86,568
Companhia Vale do Rio
Doce Pfd. Class A	1,789,000	41,806
Petroleo Brasileiro SA Pfd.	980,000	21,097
Banco do Brasil SA	1,085,000	15,796
Votorantim Celulose
e Papel SA Pfd.	700,000	14,762
BM&F BOVESPA SA	803,781	6,154
		804,741
Canada (1.9%)
Niko Resources Ltd.	2,026,489	147,149
Cameco Corp.	4,669,000	140,448
Sherritt International Corp.	1,750,000	15,740

	Harry Winston Diamond Corp.	545,714	10,690
2	Harry Winston Diamond Corp.
	Private Placement	166,286	3,095
			317,122
China (3.5%)
	China Mobile
	(Hong Kong) Ltd.	11,372,500	129,101
	China Unicom Ltd.	71,390,000	112,939
	Ctrip.com
	International Ltd. ADR	2,028,000	101,968
	China Resources
	Enterprise Ltd.	31,410,000	85,002
	CNOOC Ltd.	44,035,000	68,466
	Denway Motors Ltd.	171,826,000	61,217
	Chaoda Modern
	Agriculture Holdings Ltd.	14,400,000	15,293
	Dongfang Electrical
	Corp Ltd.	3,215,600	9,963
			583,949
Denmark (3.0%)
*	Vestas Wind Systems A/S	1,485,736	201,605
	Danske Bank A/S	4,039,000	113,656
	Novo Nordisk
	A/S B Shares	1,940,000	108,294
	^Novozymes A/S	634,400	63,708
	AP Moller-Maersk
	A/S B Shares	2,250	25,172
			512,435
France (7.1%)
	L’Oreal SA	2,361,336	234,385
	Total SA	2,779,169	199,645
	AXA	6,252,000	199,485
	Groupe Danone	2,136,000	148,893
	STMicroelectronics NV	10,802,000	141,091
	Essilor International SA	2,333,000	124,110
	Gaz de France	1,638,190	94,306
	Societe Generale Class A	300,000	28,939
	Publicis Groupe SA	700,000	23,462
			1,194,316

16

		Market
		Value•
	Shares	($000)
Germany (8.6%)
Siemens AG	2,615,000	283,852
SAP AG	3,923,500	219,832
E.On AG	3,495,000	204,107
Porsche AG	994,400	139,587
*,^Q-Cells AG	986,500	99,370
ThyssenKrupp AG	1,864,000	92,996
Adidas AG	1,580,410	92,521
Linde AG	542,985	68,299
Bayerische Motoren
Werke AG	1,457,300	59,619
Celesio AG	1,522,800	58,252
^Solarworld AG	1,093,498	56,687
K+S AG	376,800	45,475
Symrise AG	1,200,000	20,673
		1,441,270
Greece (0.4%)
EFG Eurobank Ergasias	3,625,699	72,937

Hong Kong (4.4%)
Swire Pacific Ltd.
A Shares	25,149,000	251,205
Jardine Matheson
Holdings Ltd.	3,663,200	105,458
Esprit Holdings Ltd.	10,600,400	87,509
Industrial and
Commercial Bank
of China Ltd. Class H	118,246,000	80,965
Shangri-La Asia Ltd.	42,062,000	80,767
^Hong Kong Exchanges &
Clearing Ltd.	6,214,500	80,276
Li & Fung Ltd.	10,292,000	31,296
^Techtronic Industries
Co., Ltd.	20,499,943	19,085
		736,561
India (1.1%)
*,[2] Bharti Airtel Ltd. Warrants
Exp. 8/10/10	4,459,000	85,445
2 State Bank of India
Warrants Exp. 01/28/09	1,964,800	63,738
Reliance Capital Ltd.	1,454,500	45,043
		194,226
Ireland (0.7%)
Allied Irish Banks PLC	3,997,260	50,375
Anglo Irish Bank
Corp. PLC	5,162,496	44,719
Kerry Group PLC A Shares	825,000	22,373
		117,467
Israel (1.9%)
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	5,179,800	245,212
Makhteshim-Agan
Industries Ltd.	10,576,000	71,407
		316,619

Italy (1.9%)
UniCredit SpA	45,858,553	246,749
Intesa Sanpaolo SpA	14,327,662	76,909
323,658
Japan (9.8%)
Canon, Inc.	3,654,600	163,886
Mitsubishi Corp.	5,022,000	137,950
Honda Motor Co., Ltd.	4,169,000	135,399
Nintendo Co.	251,600	118,116
Square Enix Co., Ltd.	3,494,300	115,187
*	Mitsui Sumitomo Insurance
Group Holdings, Inc.	3,434,100	112,635
SMC Corp.	1,055,800	108,550
Sekisui Chemical Co.	16,661,000	103,190
Central Japan Railway Co.	9,839	102,206
Komatsu Ltd.	4,398,800	92,065
Sumitomo Mitsui Financial
Group, Inc.	14,800	89,602
Rakuten, Inc.	156,452	87,142
Japan Tobacco, Inc.	12,639	59,984
Hoya Corp.	2,310,700	47,104
Yamada Denki Co., Ltd.	596,500	42,853
Asahi Glass Co., Ltd.	3,937,000	41,795
Toyota Motor Corp.	600,000	26,771
Astellas Pharma Inc.	580,000	26,124
Sumitomo Heavy
Industries Ltd.	5,223,000	25,397
Yamaha Motor Co., Ltd.	1,275,000	19,642
1,655,598
Luxembourg (0.9%)
ArcelorMittal	1,833,000	143,788

Mexico (0.7%)
America Movil SA de
CV Series L ADR	1,403,500	72,112
Wal-Mart de Mexico SA	8,200,000	29,928
Consorcio ARA SA de CV	18,000,000	14,197
116,237
Netherlands (3.8%)
3	SBM Offshore NV	7,344,750	177,698
Unilever NV	4,638,000	127,976
^ING Groep NV	2,816,501	87,746
Koninklijke (Royal) Philips
Electronics NV	2,561,000	83,207
Heineken Holding NV	1,471,074	65,249
ASML Holding NV	2,200,231	51,887
^European Aeronautic
Defence and Space Co.	1,150,000	25,744
TNT NV	640,000	23,873
643,380
Norway (1.2%)
Telenor ASA	10,926,000	171,722
StatoilHydro ASA	779,000	23,896
195,618

17

		Market
		Value•
	Shares	($000)
Russia (0.6%)
OAO Gazprom
Sponsored ADR	2,634,100	102,495

Singapore (0.8%)
^Keppel Land Ltd.	35,212,000	95,646
^Singapore Exchange Ltd.	6,541,000	28,884
DBS Group Holdings Ltd.	1,300,000	16,438
		140,968
South Africa (0.4%)
Impala Platinum
Holdings Ltd.	1,778,600	50,184
MTN Group Ltd.	1,100,000	16,912
		67,096
South Korea (1.7%)
Daewoo Shipbuilding &
Marine Engineering
Co., Ltd.	5,826,000	184,309
Samsung Fire & Marine
Insurance Co.	186,900	33,943
Shinsegae Co., Ltd.	51,800	25,722
Samsung Electronics
Co., Ltd.	38,000	17,825
Hankook Tire Co. Ltd.	1,200,000	17,527
		279,326
Spain (3.3%)
Telefonica SA	8,163,000	201,696
Repsol YPF SA	4,432,000	137,084
^Industria de Diseno
Textil SA	2,605,085	121,154
Banco Santander Central
Hispano SA	5,636,600	95,819
		555,753
Sweden (3.2%)
^Atlas Copco AB A Shares	15,095,533	210,714
Sandvik AB	11,859,363	146,976
Telefonaktiebolaget LM
Ericsson AB Class B	10,264,034	117,167
^Svenska Handelsbanken
AB A Shares	1,471,406	35,404
Oriflame Cosmetics SA	575,000	33,240
		543,501
Switzerland (8.8%)
Nestle SA (Registered)	7,548,000	332,562
Roche Holdings AG	1,784,007	300,210
Syngenta AG	1,078,100	289,265
Cie. Financiere
Richemont AG	3,236,100	188,292
* UBS AG	5,142,591	111,780

Credit Suisse Group
(Registered)	2,185,000	101,346
Geberit AG	494,180	71,929
Novartis AG (Registered)	510,000	28,411
Holcim Ltd. (Registered)	350,000	25,165
Adecco SA (Registered)	505,797	23,733
		1,472,693
Taiwan (0.9%)
Taiwan Semiconductor
Manufacturing Co., Ltd.	41,916,826	77,204
Hon Hai Precision
Industry Co., Ltd.	13,053,200	65,482
Compal Electronics Inc.	17,487,000	15,687
		158,373
Turkey (0.4%)
* Turkiye Garanti
Bankasi A.S.	20,354,000	60,258

United Kingdom (17.2%)
Tesco PLC	59,487,000	412,327
Vodafone Group PLC	112,345,000	287,103
Standard Chartered PLC	9,610,800	259,912
Rio Tinto PLC	2,403,000	228,114
WPP Group PLC	22,549,000	219,479
Rolls-Royce Group PLC	30,409,616	219,477
BG Group PLC	9,327,000	206,886
BHP Billiton PLC	6,362,600	198,169
Rexam PLC	22,174,343	163,655
Admiral Group PLC	7,920,000	139,857
The Sage Group PLC	28,445,162	108,456
Barclays PLC	12,464,000	79,756
Royal Bank of Scotland
Group PLC	15,462,000	65,761
Meggitt PLC	14,917,500	62,368
Capita Group PLC	3,551,612	45,696
Bunzl PLC	2,828,500	36,766
GlaxoSmithKline PLC	1,250,000	29,414
HSBC Holdings PLC	1,729,688	27,216
Unilever PLC	1,000,000	26,822
Ultra Electronics
Holdings PLC	1,010,000	25,381
Victrex PLC	1,618,557	23,995
Inchcape PLC	4,250,000	19,952
		2,886,562
Total Common Stocks
(Cost $15,910,215)		16,081,094
Temporary Cash Investments (5.3%)[1]
Money Market Fund (4.9%)
[4,5] Vanguard Market Liquidity
Fund, 2.389%	819,781,219	819,781

18

		Market
	Face	Value•
	Amount	($000)
U.S. Agency Obligations (0.4%)
6 Federal National Mortgage Assn.
2.464%, 11/5/08	10,000	9,955
7 2.585%, 11/17/08	54,800	54,505
		64,460
Total Temporary Cash Investments
(Cost $884,236)		884,241
Total Investments (100.9%)
(Cost $16,794,451)		16,965,335
Other Assets and Liabilities (–0.9%)
Other Assets		48,851
Liabilities[5]		(200,300)
		(151,449)
Net Assets (100%)		16,813,886

At August 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	15,664,063
Undistributed Net Investment Income	303,101
Accumulated Net Realized Gains	686,919
Unrealized Appreciation (Depreciation)
Investment Securities	170,884
Futures Contracts	(31,617)
Foreign Currencies and
Forward Currency Contracts	20,536
Net Assets	16,813,886

Investor Shares—Net Assets
Applicable to 585,823,221 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,969,013
Net Asset Value Per Share—
Investor Shares	$20.43

Admiral Shares—Net Assets
Applicable to 74,435,122 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,844,873
Net Asset Value Per Share—
Admiral Shares	$65.09

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $182,539,000.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.5% and 2.4%, respectively, of net assets.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the aggregate value of these securities was $152,278,000, representing 0.9% of net assets.

3  Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

4  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by

Vanguard. Rate shown is the 7-day yield.

5  Includes $191,858,000 of collateral received for securities on loan.

6  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

7  Securities with a value of $39,785,000 have been segregated as initial margin for open futures contracts. ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Statement of Operations

Year Ended
August 31, 2008
($000)
Investment Income
Income
Dividends[1,2]	429,488
Interest[2]	37,076
Security Lending	13,253
Total Income	479,817
Expenses
Investment Advisory Fees—Note B
Basic Fee	22,808
Performance Adjustment	3,220
The Vanguard Group—Note C
Management and Administrative—Investor Shares	37,093
Management and Administrative—Admiral Shares	4,666
Marketing and Distribution—Investor Shares	2,788
Marketing and Distribution—Admiral Shares	1,059
Custodian Fees	5,842
Auditing Fees	35
Shareholders’ Reports—Investor Shares	386
Shareholders’ Reports—Admiral Shares	36
Trustees’ Fees and Expenses	30
Total Expenses	77,963
Expenses Paid Indirectly	(289)
Net Expenses	77,674
Net Investment Income	402,143
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,322,139
Futures Contracts	(201,556)
Foreign Currencies and Forward Currency Contracts	43,649
Realized Net Gain (Loss)	1,164,232
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(4,107,320)
Futures Contracts	(14,382)
Foreign Currencies and Forward Currency Contracts	16,714
Change in Unrealized Appreciation (Depreciation)	(4,104,988)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,538,613)

1  Dividends are net of foreign withholding taxes of $26,841,000.

2  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $4,328,000, $34,952,000, and ($517,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Statement of Changes in Net Assets

	Year Ended August 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	402,143	417,169
Realized Net Gain (Loss)	1,164,232	1,604,165
Change in Unrealized Appreciation (Depreciation)	(4,104,988)	997,178
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,538,613)	3,018,512
Distributions
Net Investment Income
Investor Shares	(273,198)	(236,800)
Admiral Shares	(119,608)	(88,348)
Realized Capital Gain[1]
Investor Shares	(1,145,568)	(909,670)
Admiral Shares	(456,714)	(312,400)
Total Distributions	(1,995,088)	(1,547,218)
Capital Share Transactions
Investor Shares	1,975,823	1,670,489
Admiral Shares	1,092,739	1,165,318
Net Increase (Decrease) from Capital Share Transactions	3,068,562	2,835,807
Total Increase (Decrease)	(1,465,139)	4,307,101
Net Assets
Beginning of Period	18,279,025	13,971,924
End of Period[2]	16,813,886	18,279,025

1  Includes fiscal 2008 and 2007 short-term gain distributions totaling $364,747,000 and $280,908,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed net investment income of $303,101,000 and $316,265,000. See accompanying Notes, which are an integral part of the Financial Statements.

21

Financial Highlights

Investor Shares

			Year Ended August 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$26.13	$23.97	$19.83	$16.33	$14.01
Investment Operations
Net Investment Income	.473	.594	.541	.341	.27
Net Realized and Unrealized Gain (Loss)
on Investments	(3.431)	4.132	4.284	3.474	2.26
Total from Investment Operations	(2.958)	4.726	4.825	3.815	2.53
Distributions
Dividends from Net Investment Income	(.528)	(.530)	(.370)	(.315)	(.21)
Distributions from Realized Capital Gains	(2.214)	(2.036)	(.315)	—	—
Total Distributions	(2.742)	(2.566)	(.685)	(.315)	(.21)
Net Asset Value, End of Period	$20.43	$26.13	$23.97	$19.83	$16.33

Total Return[1]	–12.83%	20.87%	24.79%	23.54%	18.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,969	$13,219	$10,466	$8,182	$6,797
Ratio of Total Expenses to
Average Net Assets[2]	0.47%	0.51%	0.55%	0.60%	0.63%
Ratio of Net Investment Income to
Average Net Assets	2.07%	2.47%	2.52%	1.89%	1.69%
Portfolio Turnover Rate	55%	41%	45%	48%	45%

1  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months or the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, (0.01%), (0.01%), and 0.00%. See accompanying Notes, which are an integral part of the Financial Statements.

22

Admiral Shares
	Year Ended August 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$83.26	$76.36	$63.15	$51.96	$44.57
Investment Operations
Net Investment Income	1.649	2.051	1.861	1.222	.93
Net Realized and Unrealized Gain (Loss)
on Investments	(10.929)	13.159	13.639	11.063	7.21
Total from Investment Operations	(9.280)	15.210	15.500	12.285	8.14
Distributions
Dividends from Net Investment Income	(1.845)	(1.832)	(1.288)	(1.095)	(.75)
Distributions from Realized Capital Gains	(7.045)	(6.478)	(1.002)	—	—
Total Distributions	(8.890)	(8.310)	(2.290)	(1.095)	(.75)
Net Asset Value, End of Period	$65.09	$83.26	$76.36	$63.15	$51.96

Total Return[1]	–12.67%	21.11%	25.03%	23.84%	18.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,845	$5,060	$3,506	$2,181	$1,262
Ratio of Total Expenses to
Average Net Assets[2]	0.28%	0.31%	0.35%	0.40%	0.45%
Ratio of Net Investment Income to
Average Net Assets	2.26%	2.67%	2.72%	2.07%	1.86%
Portfolio Turnover Rate	55%	41%	45%	48%	45%

1  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

2  Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, (0.01%), (0.01%), and 0.00%. See accompanying Notes, which are an integral part of the Financial Statements.

23

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the European and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

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The fund may also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Schroder Investment Management North America Inc., Baillie Gifford Overseas Ltd., and M&G Investment Management Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. are subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. In accordance with the advisory contract entered into with M&G Investment Management Ltd. in February 2008, beginning December 1, 2008, the investment advisory fee will be subject to quarterly adjustments based on performance since February 29, 2008, relative to the MSCI All Country World Index excluding USA.

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The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before an increase of $3,220,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2008, the fund had contributed capital of $1,515,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.51% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2008, these arrangements reduced the fund’s management and administrative expenses by $270,000 and custodian fees by $19,000. The total expense reduction represented an effective annual rate of 0.00% of average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2008, the fund realized net foreign currency gains of $6,477,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $28,978,000 from undistributed net investment income, and $79,910,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at August 31, 2008, the fund had $324,563,000 of ordinary income and $725,620,000 of long-term capital gains available for distribution.

At August 31, 2008, the cost of investment securities for tax purposes was $16,804,351,000. Net unrealized appreciation of investment securities for tax purposes was $160,984,000, consisting of unrealized gains of $2,124,090,000 on securities that had risen in value since their purchase and $1,963,106,000 in unrealized losses on securities that had fallen in value since their purchase.

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At August 31, 2008, the aggregate settlement value of open futures contracts expiring in September 2008 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
Dow Jones EURO STOXX 50 Index	3,962	196,749	(9,781)
Topix Index	1,053	121,819	(13,783)
FTSE 100 Index	1,181	121,673	(6,220)
S&P ASX 200 Index	398	44,079	(1,833)

At August 31, 2008, the fund had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
			Contract Amount (000)		(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
10/9/08	USD	606,744	GBP	308,900	44,941
9/24/08	EUR	129,681	USD	200,516	(9,965)
9/24/08	GBP	63,032	USD	122,212	(7,458)
9/17/08	JPY	12,889,600	USD	121,072	(2,333)
9/24/08	AUD	48,450	USD	45,157	(3,579)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency losses of $1,070,000 resulting from the translation of other assets and liabilities at August 31, 2008.

F. During the year ended August 31, 2008, the fund purchased $11,009,060,000 of investment securities and sold $9,837,589,000 of investment securities other than temporary cash investments.

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G. Capital share transactions for each class of shares were:

			Year Ended August 31
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,869,056	117,748	2,549,115	101,410
Issued in Lieu of Cash Distributions	1,393,855	58,443	1,123,137	47,631
Redeemed[1]	(2,287,088)	(96,226)	(2,001,763)	(79,750)
Net Increase (Decrease)—Investor Shares	1,975,823	79,965	1,670,489	69,291
Admiral Shares
Issued	1,350,456	17,226	1,325,389	16,528
Issued in Lieu of Cash Distributions	534,007	7,037	373,586	4,979
Redeemed[1]	(791,724)	(10,598)	(533,657)	(6,648)
Net Increase (Decrease)—Admiral Shares	1,092,739	13,665	1,165,318	14,859

H. The fund has invested in a company that is considered to be an affiliated company of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	Aug. 31, 2007		Proceeds from		Aug. 31, 2008
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
SBM Offshore NV	NA2	270,103	39,398	4,328	177,698

I. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

1  Net of redemption fees of $1,294,000 and $692,000 (fund totals).

2  At August 31, 2007, the issuer was not an affiliated company of the fund.

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The following table summarizes the fund’s investments as of August 31, 2008, based on the inputs used to value them:

			Forward
	Investments	Futures	Currency
	in Securities	Contracts	Contracts
Valuation Inputs	($000)	($000)	($000)
Level 1—Quoted prices	2,401,965	(31,617)	21,606
Level 2—Other significant observable inputs	14,560,275	—	—
Level 3—Significant unobservable inputs	3,095	—	—
Total	16,965,335	(31,617)	21,606

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended August 31, 2008:

Investments
in Securities
Amount valued based on Level 3 inputs	($000)
Balance as of September 1, 2007	—
Net Purchases (Sales)	4,212
Change in Unrealized Appreciation (Depreciation)	(1,117)
Balance as of August 31, 2008	3,095

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Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard World Funds and the Shareholders of Vanguard International Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (the “Fund”) at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 14, 2008

Special 2008 tax information (unaudited) for Vanguard International Growth Fund

This information for the fiscal year ended August 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,311,110,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $291,580,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through to shareholders foreign source income of $456,482,000 and foreign taxes paid of $26,994,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2008. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2009.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Growth Fund Investor Shares[1]
Periods Ended August 31, 2008
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–12.83%	13.93%	7.01%
Returns After Taxes on Distributions	–14.54	12.78	5.95
Returns After Taxes on Distributions and Sale of Fund Shares	–6.48	11.99	5.76

1  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended August 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	2/29/2008	8/31/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$896.45	$2.10
Admiral Shares	1,000.00	897.30	1.24
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.99	$2.24
Admiral Shares	1,000.00	1,023.89	1.33

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.44% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Note that the expenses shown in the table on the previous page are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee that applies to shares purchased on or after June 27, 2003, and held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan1

Born 1954  Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/ Trustee Since May 1987;  Trustee of The Vanguard Group, Inc., and of each of the investment companies served Chairman of the Board   by The Vanguard Group; Director of Vanguard Marketing Corporation; President and Chief 156 Vanguard Funds Overseen Executive Officer of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937  Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures Trustee Since January 2001 in education); Senior Advisor to Greenwich Associates (international business strategy 156 Vanguard Funds Overseen consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948  Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Trustee Since January 2008 Officer for North America since 2004 and Corporate Vice President of Xerox Corporation 156 Vanguard Funds Overseen (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945  Principal Occupation(s) During the Past Five Years: Chairman, President, and Trustee Since December 20012 Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of 156 Vanguard Funds Overseen the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann

Born 1949  Principal Occupation(s) During the Past Five Years: President of the University of

Trustee Since June 2006  Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School 156 Vanguard Funds Overseen for Communication, and Graduate School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the University Center for Human Values (1990–2004), Princeton University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen

Born 1950  Principal Occupation(s) During the Past Five Years: Corporate Vice President and Trustee Since July 1998  Chief Global Diversity Officer since 2006, Vice President and Chief Information 156 Vanguard Funds Overseen Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952  Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance Trustee Since December 2004 and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty 156 Vanguard Funds Overseen Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.

Born 1941  Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Trustee Since January 1993 Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director 156 Vanguard Funds Overseen of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936  Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Trustee Since April 1985  Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and 156 Vanguard Funds Overseen AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers1

Thomas J. Higgins

Born 1957  Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer Since July 1998  Treasurer of each of the investment companies served by The Vanguard Group. 156 Vanguard Funds Overseen

F. William McNabb III

Born 1957  Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director, Chief Executive Officer  and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and Since August 31, 2008  President of each of the investment companies served by The Vanguard Group since President Since March 2008 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard 156 Vanguard Funds Overseen Group (1995–2008).

Heidi Stam

Born 1956  Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Secretary Since July 2005  Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of 156 Vanguard Funds Overseen The Vanguard Group and of each of the investment companies served by The Vanguard Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
Text Telephone for People	calling Vanguard at 800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and MSCI	available on the SEC’s website, and you can receive
bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. For any such funds or securities, the	request in either of two ways: via e-mail addressed to
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contains a more detailed description of the limited	Public Reference Section, Securities and Exchange
relationship MSCI has with The Vanguard Group and	Commission, Washington, DC 20549-0102.
any related funds.

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© 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q810 102008

>  For the fiscal year ended August 31, 2008, Vanguard FTSE Social Index Fund returned –15.3% for Investor Shares.

>  The fund closely tracked its target index over the 12-month period. Both fund and index lagged the average return of large-capitalization growth funds.

>  Significant holdings in the financial sector—which continued to suffer during the period—weighed on the fund and on the rest of the broad U.S. stock market.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Fund Profile	7
Performance Summary	8
Financial Statements	10
Your Fund’s After-Tax Returns	23
About Your Fund’s Expenses	24
Trustees Approve Advisory Arrangement	26
Glossary	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard FTSE Social Index Fund
Investor Shares	VFTSX	–15.3%
Institutional Shares[1]	VFTNX	–15.2
FTSE4Good US Select Index		–15.1
Average Large-Cap Growth Fund[2]		–7.2

Your Fund’s Performance at a Glance
August 31, 2007–August 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard FTSE Social Index Fund
Investor Shares	$9.30	$7.76	$0.140	$0.000
Institutional Shares	9.32	7.77	0.152	0.000

1  This class of shares carries lower expenses and is available for a minimum initial investment of $5 million.

2  Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

Over the 12 months ended August 31, Vanguard FTSE Social Index Fund’s performance reflected the troubles plaguing the U.S. stock market. The fund’s Investor Shares returned –15.3% for the 2008 fiscal year and its Institutional Shares –15.2%. The fund achieved its primary goal of closely tracking its target, the FTSE4Good US Select Index, which closed the period with a return of –15.1%.

The persistent upheaval in the financial industry didn’t bode well for the index, given its heavy weighting in the sector. At the other end of the spectrum, the index’s top performers were energy and materials stocks.

If you hold shares of the fund in a taxable account, you may wish to review our report on after-tax returns on page 23.

As market volatility intensified, stocks declined worldwide

Stocks lost ground as credit-market turmoil spread throughout the global economy. Over the full 12 months, the broad U.S. stock market lost about 10% of its value. International markets followed a similar path, returning –12.2% for the year.

The descent was bumpy. After years of relative calm, the U.S. market routinely rose or fell by more than a percentage point in a day’s trading. The volatility reflected a seemingly endless series of

2

unnerving developments: the persistent rise in energy prices, further deterioration in the housing market, several bank failures, and the broad economy’s deceleration.

Risk-aversion increased, and Treasuries outperformed

The collapse in subprime mortgage-backed securities and the aftershocks prompted a flight to safety. Short-term U.S. Treasury securities were among the fixed income market’s best performers. Over the 12 months, the broad taxable bond market returned a respectable 5.9%, largely reflecting the Treasury bond rally.

As risk-aversion increased, the difference between the yields of Treasury bonds and those of all other securities increased, depressing the price of corporate debt. (As you know, yield and price move in opposite directions.) Even as corporate bonds grew cheaper, the prices of most goods and services rose quickly, powered by escalating energy prices.

The combination of higher inflation, financial market volatility, and economic weakness put the U.S. Federal Reserve Board in an uncomfortable position. The Fed decided that it was imperative to respond to the financial crisis with a dramatic easing of monetary policy through interest rate cuts, even as it recognized that the result might be higher inflation. Over the full 12 months, the Fed reduced its target for the federal funds rate from 5.25% to 2.00%.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–10.6%	3.9%	7.4%
Russell 2000 Index (Small-caps)	–5.5	4.8	9.6
Dow Jones Wilshire 5000 Index (Entire market)	–9.9	4.2	7.9
MSCI All Country World Index ex USA (International)	–12.2	10.7	16.1

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.9%	4.3%	4.6%
Lehman Municipal Bond Index	4.5	3.3	4.4
Citigroup 3-Month Treasury Bill Index	2.8	4.0	3.1

CPI
Consumer Price Index	5.4%	3.7%	3.5%

3

Holdings in financials proved burdensome

Over the fiscal year ended August 31, the performance of Vanguard FTSE Social Index Fund closely tracked that of the FTSE4Good US Select Index, the fund’s target benchmark. The index’s socially conscious mandate—which favors companies that work to protect the environment, maintain fair hiring and promotion practices for women and minorities, and institute safe and healthy workplace habits—sets it apart from the average large-cap growth fund.

The index provider’s screening criteria generally lead to a portfolio heavily weighted in the financial, consumer discretionary, and health care sectors. The index typically has limited exposure to stocks in the energy, materials, and utilities groups. This stock mix can work well in some market environments, but not so well in others. The past 12 months provided an example of the latter: The energy and materials sectors were among the top contributors in the broad market, while financial stocks were among the worst performers.

The index’s large allocation to the financial sector, which fell more than 30% for the period, was a major factor in its disappointing performance. As the credit crisis intensified, banks, brokerages, insurers, and other financial-service providers booked substantial credit-related losses.

Information technology companies were also big detractors. Internet companies such as Google and Yahoo! saw their

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	Institutional	Large-Cap
	Shares	Shares	Growth Fund
FTSE Social Index Fund	0.24%	0.11%	1.36%

1  Fund expense ratios shown are from the prospectus dated December 10, 2007. The expense ratios for the fiscal year ended August 31, 2008, were 0.24% for Investor Shares and 0.11% for Institutional Shares. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

stocks decline as online advertising sales hit a rough patch. Semiconductor companies were hurt by slower growth in demand for computer chips. Consumer discretionary stocks felt the effects of the broad economic slowdown as Americans had less money to spend on shopping and eating out.

Throughout the 12-month period, energy stocks were the shining stars of the index. As oil prices rose, coal and exploration companies turned in exceptional performances. Continued economic expansion in emerging markets heightened the demand for commodities, giving materials stocks a boost.

The fund’s long-term results are on track with its benchmark

Since the FTSE Social Index Fund’s inception in May 2000, two significant stock market downturns (2000–2002 and the current one) have hurt the fund’s long-term performance, resulting in an average annual return of –2.0%. Although negative, the fund’s average return is higher than that of the average large-cap growth fund and is closely aligned with that of its benchmark index.

For the five-year period ended August 31, 2008, the fund’s Investor Shares returned an average of 3.8% a year, again closely tracking the benchmark’s average annual return of 4.0% for the same period.

Total Returns
May 31, 2000,[1] Through August 31, 2008
Average
Annual Return
FTSE Social Index Fund Investor Shares	–2.0%
Spliced Social Index[2]	–1.9
Average Large-Cap Growth Fund[3]	–3.5

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost.

1  Fund inception.

2  Calvert Social Index through December 16, 2005, and the FTSE4Good US Select Index thereafter.

3  Derived from data provided by Lipper Inc.

5

As this record shows, the fund’s advisor, Vanguard Quantitative Equity Group, has done an exceptional job of tracking the fund's target index. The advisor’s accuracy is supported by the fund’s expense ratio, which is much lower than the average cost of peer funds.

A long-term perspective is key during turbulent times

As trouble continued in the U.S. economy, the markets have seen sometimes startling volatility. Over the past 12 months, Vanguard FTSE Social Index Fund experienced its share of the ups and downs. Such volatility is a good reminder of why we urge shareholders to avoid reacting to short-term market “noise.” Instead, Vanguard suggests that you maintain both a well-balanced portfolio and a long-term perspective.

A well-balanced portfolio includes stock funds, bond funds, and short-term reserves in proportions that fit your goals and risk tolerance. Such a carefully planned investment program can help to cushion the stock market’s occasionally sharp declines while allowing you to participate in its long-term potential for growth.

For socially conscious investors, Vanguard FTSE Social Index Fund offers a low-cost option that can play an important role in this kind of long-term investment plan.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

September 11, 2008

6

Fund Profile

As of August 31, 2008

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	391	390	4,692
Median Market Cap	$24.3B	$23.7B	$31.5B
Price/Earnings Ratio	18.6x	18.5x	16.9x
Price/Book Ratio	2.3x	2.3x	2.4x
Yield[3]		1.8%	2.1%
Investor Shares	1.6%
Institutional Shares	1.7%
Return on Equity	18.5%	18.5%	19.9%
Earnings Growth Rate	20.5%	20.3%	18.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	41%	—	—
Expense Ratio (8/31/2007)[4]		—	—
Investor Shares	0.24%
Institutional Shares	0.11%
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of portfolio)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	13.4%	13.7%	9.1%
Consumer Staples	5.8	5.8	9.7
Energy	4.9	4.9	13.3
Financials	28.5	28.0	16.0
Health Care	17.2	17.3	12.6
Industrials	4.0	4.0	11.9
Information Technology	22.6	22.6	16.5
Materials	0.7	0.7	4.1
Telecommunication
Services	1.6	1.6	2.9
Utilities	1.3	1.4	3.9

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.91
Beta	0.99	1.07

Ten Largest Holdings[7] (% of total net assets)

Apple Inc.	computer hardware	3.4%
Bank of America Corp.	diversified
	financial services	3.2
Intel Corp.	semiconductors	2.9
JPMorgan Chase & Co.	diversified
	financial services	2.9
Google Inc.	Internet software
	and services	2.4
QUALCOMM Inc.	communications
	equipment	1.9
McDonald’s Corp.	restaurants	1.6
Amgen, Inc.	biotechnology	1.5
The Walt Disney Co.	movies and
	entertainment	1.4
Medtronic, Inc.	health care
	equipment	1.4
Top Ten		22.6%

Investment Focus

1  FTSE4Good US Select Index.

2  Dow Jones Wilshire 5000 Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  Expense ratios shown are from the prospectus dated December 10, 2007. The expense ratios for the fiscal year ended August 31, 2008, were 0.24% for Investor Shares and 0.11% for Institutional Shares.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6  Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

7  The holdings listed exclude any temporary cash investments and equity index products.

7

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 31, 2000–August 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2008			Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception[1]	Investment
FTSE Social Index Fund Investor Shares[2]	–15.26%	3.80%	–2.05%	$8,430
Dow Jones Wilshire 5000 Index	–9.92	7.91	1.66	11,452
Spliced Social Index[3]	–15.15	4.01	–1.90	8,537
Average Large-Cap Growth Fund[4]	–7.15	5.30	–3.46	7,479

				Final Value
	One	Five	Since	of a $5,000,000
	Year	Years	Inception[1]	Investment
FTSE Social Index Fund Institutional Shares	–15.22%	3.92%	5.34%	$6,701,749
Dow Jones Wilshire 5000 Index	–9.92	7.91	9.23	8,216,278
Spliced Social Index[3]	–15.15	4.01	5.42	6,729,422

1  Performance for the fund and its comparative standards is calculated since the fund’s inception: May 31, 2000, for Investor Shares and January 14, 2003, for Institutional Shares.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

4  Derived from data provided by Lipper Inc.

8

Fiscal-Year Total Returns (%): May 31, 2000–August 31, 2008

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares[2]	5/31/2000	–20.57%	4.07%	–2.44%
Institutional Shares	1/14/2003	–20.52	4.18	4.96

1  Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. Note: See Financial Highlights tables for dividend and capital gains information.

9

Financial Statements

Statement of Net Assets

As of August 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Consumer Discretionary (13.4%)
	McDonald’s Corp.	135,618	8,415
	The Walt Disney Co.	228,057	7,378
	Target Corp.	97,171	5,152
	Lowe’s Cos., Inc.	174,841	4,308
*	Amazon.com, Inc.	37,295	3,014
*	DIRECTV Group, Inc.	102,671	2,896
	Best Buy Co., Inc.	49,378	2,211
	Carnival Corp.	55,710	2,065
	Staples, Inc.	84,837	2,053
	TJX Cos., Inc.	50,977	1,847
*	Kohl’s Corp.	37,030	1,821
*	Liberty Media Corp.	59,072	1,642
	The Gap, Inc.	66,241	1,288
*	Apollo Group, Inc. Class A	19,954	1,271
*	Coach, Inc.	40,730	1,181
	Harley-Davidson, Inc.	28,445	1,132
	Macy’s Inc.	50,466	1,051
	H & R Block, Inc.	38,701	988
*	Bed Bath & Beyond, Inc.	30,793	944
*	Liberty Media Corp.–
	Interactive Series A	67,520	918
	Cablevision Systems
	NY Group Class A	27,757	896
*	GameStop Corp. Class A	19,395	851
	Limited Brands, Inc.	40,790	848
	Genuine Parts Co.	19,613	832
	Nordstrom, Inc.	25,957	807
*	AutoZone Inc.	5,676	779
*	Liberty Global, Inc. Class A	19,541	687
	^Garmin Ltd.	19,500	678
	Tiffany & Co.	15,298	676
*	Discovery Holding Co.
	Class A	32,021	648
	Ross Stores, Inc.	15,915	640
*	Liberty Global, Inc. Series C	19,136	636
*	Mohawk Industries, Inc.	8,210	567
*	Expedia, Inc.	30,872	545
*	Urban Outfitters, Inc.	14,921	531
	Royal Caribbean Cruises, Ltd.	19,291	524
	Gannett Co., Inc.	27,522	490
*	Sirius XM Radio Inc.	358,792	477

	Scripps Networks Interactive	11,480	477
	D. R. Horton, Inc.	37,894	472
	Virgin Media Inc.	39,386	449
	Pulte Homes, Inc.	30,798	447
	PetSmart, Inc.	15,573	420
*	Dollar Tree, Inc.	10,874	417
	Wyndham Worldwide Corp.	20,682	399
*	NVR, Inc.	624	373
*	Toll Brothers, Inc.	14,178	353
*	Lamar Advertising Co.
	Class A	9,291	345
	Foot Locker, Inc.	18,977	309
	RadioShack Corp.	15,426	293
	Gentex Corp.	17,371	277
	American Eagle
	Outfitters, Inc.	18,194	274
*	Office Depot, Inc.	33,057	233
	Williams-Sonoma, Inc.	13,069	231
	New York Times Co. Class A	17,713	230
	KB Home	10,538	219
*	Liberty Media Corp.–
	Capital Series A	12,593	205
	Lennar Corp. Class A	15,340	202
*	Career Education Corp.	10,717	201
	Weight Watchers
	International, Inc.	4,738	188
*	Ticketmaster	6,080	130
*	Chico’s FAS, Inc.	21,079	121
*	Sally Beauty Co. Inc.	10,700	91
*	HSN, Inc.	6,080	89
*	Interval Leisure Group, Inc.	6,080	79
	Circuit City Stores, Inc.	20,166	36
	Idearc Inc.	17,428	29
	E.W. Scripps Co. Class A	3,893	28
	The McClatchy Co. Class A	6,801	25
*	R.H. Donnelley Corp.	1,400	5
			71,334

10

			Market
			Value•
		Shares	($000)
Consumer Staples (5.8%)
	CVS/Caremark Corp.	170,946	6,257
	Walgreen Co.	119,291	4,346
	Costco Wholesale Corp.	52,354	3,511
	General Mills, Inc.	40,067	2,652
	Sysco Corp.	72,018	2,292
	Kellogg Co.	33,919	1,847
	Safeway, Inc.	52,920	1,394
	Wm. Wrigley Jr. Co.	16,965	1,348
	Bunge Ltd.	14,485	1,294
	Campbell Soup Co.	34,032	1,253
	The Hershey Co.	20,240	730
	The Estee Lauder Cos. Inc.
	Class A	13,834	689
	The Pepsi Bottling Group, Inc.	19,647	581
	McCormick & Co., Inc.	13,814	559
*	Dean Foods Co.	18,304	461
	Hormel Foods Corp.	12,388	442
	Alberto-Culver Co.	12,137	318
	PepsiAmericas, Inc.	11,459	268
	Whole Foods Market, Inc.	11,902	218
	Del Monte Foods Co.	23,778	203
	Wm. Wrigley Jr. Co. Class B	2,416	191
			30,854
Energy (4.9%)
	Apache Corp.	39,825	4,555
*	National Oilwell Varco Inc.	49,321	3,636
	XTO Energy, Inc.	65,677	3,311
	Williams Cos., Inc.	69,942	2,161
	Peabody Energy Corp.	32,496	2,046
	Spectra Energy Corp.	75,100	1,987
	Smith International, Inc.	23,768	1,657
	CONSOL Energy, Inc.	21,730	1,471
*	Ultra Petroleum Corp.	18,108	1,234
	Pioneer Natural Resources Co.	14,214	898
*	Newfield Exploration Co.	15,621	706
*	Plains Exploration &
	Production Co.	12,962	699
*	Patriot Coal Corp.	9,218	553
	Patterson-UTI Energy, Inc.	18,496	526
	Rowan Cos., Inc.	13,641	504
	Teekay Shipping Corp.	6,589	234
			26,178
Financial Services (28.4%)
	Bank of America Corp.	546,276	17,011
	JPMorgan Chase & Co.	405,075	15,591
	U.S. Bancorp	208,315	6,637
	American Express Co.	139,729	5,544
	MetLife, Inc.	84,754	4,594
	Merrill Lynch & Co., Inc.	154,605	4,383
	Wachovia Corp.	258,220	4,103
	State Street Corp.	50,961	3,449
	Charles Schwab Corp.	137,604	3,301
	AFLAC Inc.	56,759	3,218
	PNC Financial Services Group	41,290	2,971
	The Allstate Corp.	65,759	2,968
	CME Group, Inc.	7,986	2,678
	Simon Property

	Group, Inc. REIT	26,651	2,529
	The Hartford Financial
	Services Group Inc.	37,934	2,393
	Franklin Resources Corp.	21,308	2,227
	Northern Trust Corp.	26,354	2,119
	The Chubb Corp.	43,580	2,092
*	Ace Ltd.	39,726	2,090
	BB&T Corp.	66,202	1,986
	T. Rowe Price Group Inc.	30,982	1,839
	Vornado Realty Trust REIT	18,307	1,821
	SunTrust Banks, Inc.	41,859	1,753
	Lincoln National Corp.	30,951	1,571
	Progressive Corp. of Ohio	81,284	1,501
	The Principal Financial
	Group, Inc.	31,379	1,437
	Equity Residential REIT	32,187	1,358
	Public Storage, Inc. REIT	15,330	1,354
	Lehman Brothers
	Holdings, Inc.	83,600	1,345
	NYSE Euronext	31,531	1,280
	Ameriprise Financial, Inc.	26,475	1,190
	Moody’s Corp.	29,152	1,185
	Hudson City Bancorp, Inc.	62,042	1,144
	Kimco Realty Corp. REIT	30,185	1,121
	Unum Group	41,398	1,052
	Discover Financial Services	63,149	1,039
	Plum Creek Timber
	Co. Inc. REIT	20,702	1,027
	HCP, Inc. REIT	28,022	1,015
	Leucadia National Corp.	20,752	961
	M & T Bank Corp.	13,123	936
*	SLM Corp.	55,784	921
	Avalonbay Communities, Inc.
	REIT	9,166	917
	Host Hotels &
	Resorts Inc. REIT	62,567	895
	Fannie Mae	126,942	868
	General Growth
	Properties Inc. REIT	32,093	832
	Genworth Financial Inc.	51,611	828
	Assurant, Inc.	14,106	824
	Washington Mutual, Inc.	203,483	824
	Regions Financial Corp.	83,072	770
	XL Capital Ltd. Class A	37,295	750
	People’s United Financial Inc.	41,413	742
	Sovereign Bancorp, Inc.	76,120	735
	Safeco Corp.	10,831	732
*	TD Ameritrade Holding Corp.	35,278	721
	Legg Mason Inc.	15,977	711
	KeyCorp	58,132	698
	New York Community
	Bancorp, Inc.	40,880	674
	Torchmark Corp.	10,749	642
	Everest Re Group, Ltd.	7,344	603

11

			Market
			Value•
		Shares	($000)
	White Mountains
	Insurance Group Inc.	1,275	603
	Axis Capital Holdings Ltd.	17,849	597
	Cincinnati Financial Corp.	19,505	578
	The Macerich Co. REIT	8,984	556
	* IntercontinentalExchange Inc.	6,230	548
	AMB Property Corp. REIT	11,804	536
	^MBIA, Inc.	32,627	529
	Janus Capital Group Inc.	19,487	526
	Regency Centers Corp. REIT	8,407	521
	Comerica, Inc.	18,006	506
	Developers Diversified
	Realty Corp. REIT	14,459	485
	Marshall & Ilsley Corp.	31,207	481
	W.R. Berkley Corp.	20,364	480
	PartnerRe Ltd.	6,498	448
	* Markel Corp.	1,207	447
	Willis Group Holdings Ltd.	12,845	442
	Duke Realty Corp. REIT	17,622	441
	Liberty Property Trust REIT	11,100	419
	SEI Investments Co.	17,488	413
	The St. Joe Co.	11,061	412
	RenaissanceRe Holdings Ltd.	7,794	395
	Commerce Bancshares, Inc.	8,585	386
	Apartment Investment &
	Management Co.
	Class A REIT	10,874	385
	Synovus Financial Corp.	39,911	367
	CIT Group Inc.	34,385	355
	Freddie Mac	77,315	349
	Zions Bancorp	12,976	348
	Brown & Brown, Inc.	16,976	344
	Weingarten Realty
	Investors REIT	10,228	338
	Huntington Bancshares Inc.	43,636	319
	Allied Capital Corp.	21,167	312
	Valley National Bancorp	15,416	308
	Protective Life Corp.	8,414	305
	Old Republic
	International Corp.	27,842	304
	City National Corp.	5,738	284
	First American Corp.	11,217	283
	Popular, Inc.	34,015	277
	Forest City Enterprise Class A	9,437	271
	Associated Banc-Corp.	15,358	269
	Hospitality Properties
	Trust REIT	11,463	260
	Astoria Financial Corp.	11,753	257
	First Horizon National Corp.	21,938	246
	^Ambac Financial Group, Inc.	34,269	245
	TCF Financial Corp.	14,999	236
	Fulton Financial Corp.	20,376	217
	* E*TRADE Financial Corp.	64,347	206
	Transatlantic Holdings, Inc.	3,250	195
	Mercury General Corp.	3,221	164
	^Colonial BancGroup, Inc.	23,999	152
	Unitrin, Inc.	5,772	147
*	AmeriCredit Corp.	13,536	143

	MGIC Investment Corp.	15,218	128
	Erie Indemnity Co. Class A	2,616	121
	iStar Financial Inc. REIT	16,264	91
	Wesco Financial Corp.	161	60
	Student Loan Corp.	494	58
	Radian Group, Inc.	9,654	37
	The First Marblehead Corp.	4,941	20
	The PMI Group Inc.	1,005	4
			151,654
Health Care (17.2%)
*	Amgen, Inc.	130,010	8,171
	Medtronic, Inc.	134,400	7,338
	Eli Lilly & Co.	135,171	6,306
*	Gilead Sciences, Inc.	111,272	5,862
	Baxter International, Inc.	75,088	5,088
	UnitedHealth Group Inc.	146,875	4,472
*	Celgene Corp.	52,126	3,612
*	WellPoint Inc.	62,879	3,319
	Covidien Ltd.	59,026	3,192
*	Medco Health Solutions, Inc.	60,522	2,835
*	Genzyme Corp.	31,940	2,501
	Aetna Inc.	57,898	2,498
	Stryker Corp.	36,538	2,455
	Cardinal Health, Inc.	42,761	2,351
*	Boston Scientific Corp.	178,743	2,245
*	Express Scripts Inc.	30,098	2,209
	Allergan, Inc.	36,728	2,052
*	Zimmer Holdings, Inc.	27,622	2,000
*	St. Jude Medical, Inc.	40,665	1,864
	Alcon, Inc.	10,674	1,818
*	Biogen Idec Inc.	35,138	1,790
	CIGNA Corp.	33,271	1,393
*	Intuitive Surgical, Inc.	4,641	1,370
*	Forest Laboratories, Inc.	37,209	1,328
	Quest Diagnostics, Inc.	17,569	950
*	Humana Inc.	20,207	938
*	Waters Corp.	11,991	818
	AmerisourceBergen Corp.	19,536	801
*	Hospira, Inc.	19,119	772
	Applied Biosystems Inc.	20,233	738
*	DaVita, Inc.	12,679	728
*	Barr Pharmaceuticals Inc.	9,578	647
*	Coventry Health Care Inc.	18,237	639
*	Henry Schein, Inc.	10,701	626
*	Cephalon, Inc.	8,083	619
	Beckman Coulter, Inc.	7,410	547
*	Patterson Cos.	15,632	509
*	Millipore Corp.	6,558	492
*	Mylan Inc.	36,363	469
	Omnicare, Inc.	14,300	461
*	Community Health
	Systems, Inc.	11,559	399
*	Health Net Inc.	12,672	350
*	Tenet Healthcare Corp.	57,638	348
	Universal Health
	Services Class B	5,542	342

12

			Market
			Value•
		Shares	($000)
*	King Pharmaceuticals, Inc.	29,677	340
*	Lincare Holdings, Inc.	8,720	288
*	HLTH Corp.	22,090	275
*	Sepracor Inc.	13,068	240
*	Kinetic Concepts, Inc.	6,645	234
*	Health Management
	Associates Class A	29,881	174
			91,813
Industrials (4.0%)
	Deere & Co.	52,394	3,697
	Norfolk Southern Corp.	45,153	3,320
	PACCAR, Inc.	43,552	1,875
	Southwest Airlines Co.	88,060	1,341
*	First Solar, Inc.	4,782	1,323
	C.H. Robinson Worldwide Inc.	20,536	1,070
*	Jacobs Engineering Group Inc.	14,394	1,063
	Fastenal Co.	18,016	936
	Pitney Bowes, Inc.	24,759	846
	W.W. Grainger, Inc.	9,117	821
	Republic Services, Inc.
	Class A	21,904	720
*	Iron Mountain, Inc.	23,962	693
*	Terex Corp.	11,959	601
	Equifax, Inc.	15,538	549
	Robert Half International, Inc.	19,031	487
	Manpower Inc.	9,594	461
	Cintas Corp.	13,990	431
	J.B. Hunt Transport
	Services, Inc.	11,261	410
*	ChoicePoint Inc.	8,125	395
*	Monster Worldwide Inc.	14,325	280
			21,319
Information Technology (22.6%)
*	Apple Inc.	105,530	17,891
	Intel Corp.	685,046	15,667
*	Google Inc.	28,200	13,065
	QUALCOMM Inc.	192,814	10,152
*	Dell Inc.	241,701	5,252
*	eBay Inc.	117,979	2,941
	Applied Materials, Inc.	161,683	2,897
	MasterCard, Inc. Class A	11,741	2,848
	Automatic Data
	Processing, Inc.	62,401	2,769
	Western Union Co.	88,343	2,440
*	Yahoo! Inc.	123,730	2,398
*	Symantec Corp.	101,032	2,254
	Tyco Electronics Ltd.	57,326	1,887
*	Electronic Arts Inc.	37,976	1,854
*	Juniper Networks, Inc.	62,597	1,609
*	Agilent Technologies, Inc.	43,190	1,501
*	Broadcom Corp.	53,566	1,289
*	Intuit, Inc.	39,110	1,176
	CA, Inc.	46,143	1,103
*	NetApp, Inc.	41,162	1,049
*	Fiserv, Inc.	19,787	1,026
*	Cognizant Technology
	Solutions Corp.	34,798	1,020
*	MEMC Electronic

	Materials, Inc.	20,388	1,001
*	Autodesk, Inc.	27,863	990
	Analog Devices, Inc.	34,603	968
	Xilinx, Inc.	34,360	893
*	Flextronics International Ltd.	99,035	883
	Linear Technology Corp.	26,514	865
	Seagate Technology	57,743	861
*	Computer Sciences Corp.	17,985	846
*	NVIDIA Corp.	66,710	843
	Altera Corp.	35,886	812
*	Marvell Technology Group Ltd.	53,844	760
*	Amdocs Ltd.	25,097	758
	KLA-Tencor Corp.	20,362	755
*	McAfee Inc.	19,046	753
*	VeriSign, Inc.	23,293	745
*	BMC Software, Inc.	22,894	745
	Microchip Technology, Inc.	22,599	723
*	Citrix Systems, Inc.	22,076	668
*	Check Point Software
	Technologies Ltd.	26,703	654
	National Semiconductor Corp.	29,132	624
*	Affiliated Computer
	Services, Inc. Class A	10,631	566
*	LAM Research Corp.	14,872	547
*	Teradata Corp.	21,737	534
*	Avnet, Inc.	18,033	529
*	LSI Corp.	76,445	508
*	Arrow Electronics, Inc.	14,813	492
	Total System Services, Inc.	23,605	470
*	Akamai Technologies, Inc.	20,304	465
*	Advanced Micro Devices, Inc.	73,166	460
	Jabil Circuit, Inc.	24,896	420
*	DST Systems, Inc.	6,575	406
*	SanDisk Corp.	27,067	391
*	Alliance Data Systems Corp.	6,032	388
*	Micron Technology, Inc.	89,796	381
*	Compuware Corp.	33,355	381
*	Synopsys, Inc.	16,863	363
	Broadridge Financial
	Solutions LLC	16,850	337
*	QLogic Corp.	16,070	300
*	JDS Uniphase Corp.	27,287	277
*	Novellus Systems, Inc.	12,098	274
*	Metavante Technologies	10,854	257
*	Tellabs, Inc.	49,080	256
*	IAC/InterActiveCorp	15,201	252
*	Cadence Design Systems, Inc.	30,555	244
*	Zebra Technologies
	Corp. Class A	7,736	242
*	Convergys Corp.	14,585	215
*	Teradyne, Inc.	20,627	192
*	Sanmina-SCI Corp.	64,764	152
	Fair Isaac, Inc.	5,879	136
			120,670

13

			Market
			Value•
		Shares	($000)
Materials (0.7%)
	Vulcan Materials Co.	13,079	979
	Sigma-Aldrich Corp.	15,512	880
	Southern Peru Copper Corp.
	(U.S. Shares)	31,805	812
	Sealed Air Corp.	19,050	462
*	Pactiv Corp.	15,792	424
	Louisiana-Pacific Corp.	12,612	123
			3,680
Telecommunication Services (1.6%)
	Sprint Nextel Corp.	331,067	2,887
*	NII Holdings Inc.	19,954	1,048
*	Crown Castle
	International Corp.	25,507	954
	Embarq Corp.	17,726	836
	Qwest Communications
	International Inc.	209,124	790
*,^	Level 3 Communications, Inc.	185,388	636
	CenturyTel, Inc.	12,715	491
*	Frontier Communications Corp.	38,833	488
	Telephone & Data
	Systems, Inc.–
	Special Common Shares	7,074	264
	Telephone & Data
	Systems, Inc.	6,173	237
			8,631
Utilities (1.3%)
*	AES Corp.	80,586	1,230
	Questar Corp.	20,792	1,079
*	NRG Energy, Inc.	28,149	1,060
	Allegheny Energy, Inc.	20,030	908
	Equitable Resources, Inc.	15,500	774
*	Mirant Corp.	22,186	656
	Pepco Holdings, Inc.	23,880	605
	TECO Energy, Inc.	25,124	448
	Puget Energy, Inc.	15,474	432
			7,192
Total Common Stocks
(Cost $554,191)			533,325
Temporary Cash Investment (0.3%)
[1,2]	Vanguard Market Liquidity
	Fund, 2.389%
	(Cost $1,707)	1,706,500	1,707
Total Investments (100.2%)
(Cost $555,898)			535,032

Market
Value•
($000)
Other Assets and Liabilities (–0.2%)
Other Assets	4,005
Liabilities[2]	(5,049)
(1,044)
Net Assets (100%)	533,988

At August 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	558,932
Undistributed Net Investment Income	4,494
Accumulated Net Realized Losses	(8,572)
Unrealized Appreciation (Depreciation)	(20,866)
Net Assets	533,988

Investor Shares—Net Assets
Applicable to 50,847,650 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	394,630
Net Asset Value Per Share—
Investor Shares	$7.76

Institutional Shares—Net Assets
Applicable to 17,923,961 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	139,358
Net Asset Value Per Share—
Institutional Shares	$7.77

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,559,000.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  Includes $1,707,000 of collateral received for securities on loan.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Statement of Operations

Year Ended
August 31, 2008
($000)
Investment Income
Income
Dividends	9,965
Interest[1]	31
Security Lending	70
Total Income	10,066
Expenses
The Vanguard Group—Note B
Investment Advisory Services	51
Management and Administrative—Investor Shares	832
Management and Administrative—Institutional Shares	77
Marketing and Distribution—Investor Shares	124
Marketing and Distribution—Institutional Shares	33
Custodian Fees	60
Auditing Fees	22
Shareholders’ Reports—Investor Shares	21
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,221
Net Investment Income	8,845
Realized Net Gain (Loss) on Investment Securities Sold	(6,921)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(99,890)
Net Increase (Decrease) in Net Assets Resulting from Operations	(97,966)

1  Interest income from an affiliated company of the fund was $20,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Statement of Changes in Net Assets

	Year Ended August 31,
	2008	2007
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	8,845	9,095
Realized Net Gain (Loss)	(6,921)	12,259
Change in Unrealized Appreciation (Depreciation)	(99,890)	32,031
Net Increase (Decrease) in Net Assets Resulting from Operations	(97,966)	53,385
Distributions
Net Investment Income
Investor Shares	(7,812)	(6,055)
Institutional Shares	(2,061)	(1,389)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(9,873)	(7,444)
Capital Share Transactions
Investor Shares	(60,224)	97,215
Institutional Shares	51,023	16,384
Net Increase (Decrease) from Capital Share Transactions	(9,201)	113,599
Total Increase (Decrease)	(117,040)	159,540
Net Assets
Beginning of Period	651,028	491,488
End of Period[1]	533,988	651,028

1  Net Assets—End of Period includes undistributed net investment income of $4,494,000 and $5,522,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.30	$8.51	$8.03	$7.40	$6.87
Investment Operations
Net Investment Income	.125	.13	.11	.13[1]	.08
Net Realized and Unrealized Gain (Loss)
on Investments	(1.525)	.78	.47	.62	.52
Total from Investment Operations	(1.400)	.91	.58	.75	.60
Distributions
Dividends from Net Investment Income	(.140)	(.12)	(.10)	(.12)	(.07)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.140)	(.12)	(.10)	(.12)	(.07)
Net Asset Value, End of Period	$7.76	$9.30	$8.51	$8.03	$7.40

Total Return[2]	–15.26%	10.70%	7.25%	10.16%	8.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$395	$540	$405	$361	$274
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.48%	1.48%	1.41%	1.74%[1]	1.17%
Portfolio Turnover Rate	41%	20%	51%[3]	12%	8%

1  Net investment income per share and the ratio of net investment income to average net assets include $0.04 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Includes activity related to a change in the fund’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.32	$8.52	$8.04	$7.41	$6.88
Investment Operations
Net Investment Income	.137	.152	.12	.138[1]	.084
Net Realized and Unrealized Gain (Loss)
on Investments	(1.535)	.780	.47	.620	.522
Total from Investment Operations	(1.398)	.932	.59	.758	.606
Distributions
Dividends from Net Investment Income	(.152)	(.132)	(.11)	(.128)	(.076)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.152)	(.132)	(.11)	(.128)	(.076)
Net Asset Value, End of Period	$7.77	$9.32	$8.52	$8.04	$7.41

Total Return	–15.22%	10.95%	7.37%	10.26%	8.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$139	$111	$87	$27	$13
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.61%	1.54%	1.83%[1]	1.30%
Portfolio Turnover Rate	41%	20%	51%[2]	12%	8%

1  Net investment income per share and the ratio of net investment income to average net assets include $0.036 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2  Includes activity related to a change in the fund’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2008, the fund had contributed capital of $45,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

19

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2008, the fund had $5,302,000 of ordinary income available for distribution. The fund had available realized losses of $4,064,000 to offset future net capital gains of $79,000 through August 31, 2012, $985,000 through August 31, 2013, $367,000 through August 31, 2014, $2,136,000 through August 31, 2016, and $497,000 through August 31, 2017.

At August 31, 2008, the cost of investment securities for tax purposes was $560,321,000. Net unrealized depreciation of investment securities for tax purposes was $25,289,000, consisting of unrealized gains of $68,988,000 on securities that had risen in value since their purchase and $94,277,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2008, the fund purchased $240,752,000 of investment securities and sold $251,503,000 of investment securities other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	89,674	10,639	167,494	17,947
Issued in Lieu of Cash Distributions	7,393	821	5,638	610
Redeemed	(157,291)	(18,620)	(75,917)	(8,154)
Net Increase (Decrease)—Investor Shares	(60,224)	(7,160)	97,215	10,403
Institutional Shares
Issued	75,608	8,817	41,949	4,428
Issued in Lieu of Cash Distributions	1,715	190	1,389	150
Redeemed	(26,300)	(3,027)	(26,954)	(2,794)
Net Increase (Decrease)—Institutional Shares	51,023	5,980	16,384	1,784

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

21

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard World Funds and the Shareholders of Vanguard FTSE Social Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard FTSE Social Index Fund (the “Fund”) at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 14, 2008

Special 2008 tax information (unaudited) for Vanguard FTSE Social Index Fund

This information for the fiscal year ended August 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $9,873,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: FTSE Social Index Fund Investor Shares[1]
Periods Ended August 31, 2008
	One	Five	Since
	Year	Years	Inception[2]
Returns Before Taxes	–15.26%	3.80%	–2.05%
Returns After Taxes on Distributions	–15.46	3.60	–2.26
Returns After Taxes on Distributions and Sale of Fund Shares	–9.60	3.28	–1.77

1  Total return figures do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Inception date for Investor Shares is May 31, 2000.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended August 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	2/29/2008	8/31/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$978.56	$1.15
Institutional Shares	1,000.00	978.59	0.50
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.05	$1.17
Institutional Shares	1,000.00	1,024.70	0.51

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.10% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard FTSE Social Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group (QEG)—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than 25 years. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led QEG since 1987. QEG adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of its target benchmark and peer group. The board concluded that the fund has performed in line with expectations and that its results have been consistent with its investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

27

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan1

Born 1954  Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/ Trustee Since May 1987;  Trustee of The Vanguard Group, Inc., and of each of the investment companies served Chairman of the Board   by The Vanguard Group; Director of Vanguard Marketing Corporation; President and Chief 156 Vanguard Funds Overseen Executive Officer of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937  Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures Trustee Since January 2001 in education); Senior Advisor to Greenwich Associates (international business strategy 156 Vanguard Funds Overseen consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948  Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Trustee Since January 2008 Officer for North America since 2004 and Corporate Vice President of Xerox Corporation 156 Vanguard Funds Overseen (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945  Principal Occupation(s) During the Past Five Years: Chairman, President, and Trustee Since December 20012 Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of 156 Vanguard Funds Overseen the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann

Born 1949  Principal Occupation(s) During the Past Five Years: President of the University of

Trustee Since June 2006  Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School 156 Vanguard Funds Overseen for Communication, and Graduate School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the University Center for Human Values (1990–2004), Princeton University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen

Born 1950  Principal Occupation(s) During the Past Five Years: Corporate Vice President and Trustee Since July 1998  Chief Global Diversity Officer since 2006, Vice President and Chief Information 156 Vanguard Funds Overseen Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952  Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance Trustee Since December 2004 and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty 156 Vanguard Funds Overseen Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.

Born 1941  Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Trustee Since January 1993 Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director 156 Vanguard Funds Overseen of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936  Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Trustee Since April 1985  Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and 156 Vanguard Funds Overseen AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers1

Thomas J. Higgins

Born 1957  Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer Since July 1998  Treasurer of each of the investment companies served by The Vanguard Group. 156 Vanguard Funds Overseen

F. William McNabb III

Born 1957  Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director, Chief Executive Officer  and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and Since August 31, 2008  President of each of the investment companies served by The Vanguard Group since President Since March 2008 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard 156 Vanguard Funds Overseen Group (1995–2008).

Heidi Stam

Born 1956  Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Secretary Since July 2005  Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of 156 Vanguard Funds Overseen The Vanguard Group and of each of the investment companies served by The Vanguard Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Russell is a trademark of The Frank Russell Company.

Direct Investor Account Services > 800-662-2739	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Institutional Investor Services > 800-523-1036
You can obtain a free copy of Vanguard’s proxy voting
Text Telephone for People	guidelines by visiting our website, www.vanguard.com,
With Hearing Impairment > 800-952-3335	and searching for “proxy voting guidelines,” or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
This material may be used in conjunction	In addition, you may obtain a free report on how your
with the offering of shares of any Vanguard	fund voted the proxies for securities it owned during
fund only if preceded or accompanied by	the 12 months ended June 30. To get the report, visit
the fund’s current prospectus.	either www.vanguard.com or www.sec.gov.

“FTSE®” and “FTSE4Good™” are trademarks jointly
owned by the London Stock Exchange plc and The	You can review and copy information about your fund
Financial Times Limited and are used by FTSE	at the SEC’s Public Reference Room in Washington, D.C.
International Limited under license. The FTSE4Good	To find out more about this public service, call the SEC
US Select Index is calculated by FTSE International	at 202-551-8090. Information about your fund is also
Limited. FTSE International Limited does not sponsor,	available on the SEC’s website, and you can receive
endorse, or promote the fund; is not in any way	copies of this information, for a fee, by sending a
connected to it; and does not accept any liability	request in either of two ways: via e-mail addressed to
in relation to its issue, operation, and trading.	publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
The funds or securities referred to herein are not	Commission, Washington, DC 20549-0102.
sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
securities. For any such funds or securities, the
prospectus or the Statement of Additional Information
contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
any related funds.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2130 102008

>  The broad U.S. stock market returned –9.9% for the fiscal year ended August 31, 2008, as worries about inflation, recession, and the widening impact of the subprime-mortgage crisis weighed on the economy.

>  For the 12 months, the Vanguard U.S. Sector Index Funds’ returns varied widely, from about –30% for financial stocks to more than 9% for energy stocks.

>  Returns for the Financials, Telecommunication Services, and Consumer Discretionary Index Funds trailed the 12-month return of the broad market. Among the seven sector funds that outpaced the market, only the Energy, Materials, and Consumer Staples Index Funds turned in positive results.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Consumer Discretionary Index Fund	7
Consumer Staples Index Fund	17
Energy Index Fund	26
Financials Index Fund	35
Health Care Index Fund	46
Industrials Index Fund	55
Information Technology Index Fund	65
Materials Index Fund	75
Telecommunication Services Index Fund	84
Utilities Index Fund	92
Your Fund’s After-Tax Returns	101
About Your Fund’s Expenses	102
Trustees Approve Advisory Arrangement	104
Glossary	105

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2008

Admiral™ Shares[1] and ETF Shares[2]

	Ticker	Total
	Symbol	Returns
Vanguard Consumer
Discretionary Index Fund	VCDAX	–18.7%
Vanguard Consumer
Discretionary ETF	VCR
Market Price		–18.5
Net Asset Value		–18.7
MSCI® US IMI/Consumer Discretionary		–18.7

Vanguard Consumer Staples
Index Fund	VCSAX	4.1%
Vanguard Consumer Staples ETF	VDC
Market Price		4.3
Net Asset Value		4.2
MSCI US IMI/Consumer Staples		5.6

Vanguard Energy Index Fund	VENAX	9.4%
Vanguard Energy ETF	VDE
Market Price		9.7
Net Asset Value		9.5
MSCI US IMI/Energy		8.2

Vanguard Financials Index Fund	VFAIX	–30.4%
Vanguard Financials ETF	VFH
Market Price		–30.2
Net Asset Value		–30.3
MSCI US IMI/Financials		–30.3

Vanguard Health Care Index Fund	VHCIX	–2.6%
Vanguard Health Care ETF	VHT
Market Price		–2.4
Net Asset Value		–2.6
MSCI US IMI/Health Care		–2.3

	Ticker	Total
	Symbol	Returns
Vanguard Industrials Index Fund	VINAX	–8.7%
Vanguard Industrials ETF	VIS
Market Price		–8.5
Net Asset Value		–8.7
MSCI US IMI/Industrials		–8.5

Vanguard Information
Technology Index Fund	VITAX	–8.7%
Vanguard Information
Technology ETF	VGT
Market Price		–8.6
Net Asset Value		–8.6
MSCI US IMI/Information Technology		–8.5

Vanguard Materials Index Fund	VMIAX	4.1%
Vanguard Materials ETF	VAW
Market Price		4.2
Net Asset Value		4.1
MSCI US IMI/Materials		4.1

Vanguard Telecommunication
Services Index Fund	VTCAX	–21.0%
Vanguard Telecommunication
Services ETF	VOX
Market Price		–20.9
Net Asset Value		–20.9
MSCI US IMI/Telecommunication Services		–20.1

Vanguard Utilities Index Fund	VUIAX	–0.7%
Vanguard Utilities ETF	VPU
Market Price		–0.4
Net Asset Value		–0.7
MSCI US IMI/Utilities		–0.4

MSCI US IMI/2500		–9.9%

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Vanguard ETF™ Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows the ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

Note: MSCI US IMI/2500 is the Morgan Stanley Capital International® US Investable Market 2500 Index.

President’s Letter

Dear Shareholder,

The Vanguard U.S. Sector Index Funds faced stiff headwinds during the latest fiscal year. The overall stock market declined, the economy slowed as energy-led inflation rose, and concern about the impact of the subprime-mortgage crisis continued to swell.

As you would expect, the continuing credit-market distress stemming from widespread mortgage defaults undercut financial sector stocks, which posted the worst returns of all the sectors. At the other extreme, energy sector stocks (with exceptions) were bolstered by rising oil prices and turned in the best performance as a group.

Seven of the sector funds outpaced the –9.9% return of the broad stock market for the year, but only the Energy, Materials, and Consumer Staples Index Funds had positive returns. The Financials, Telecommunication Services, and Consumer Discretionary Index Funds underperformed the market, posting double-digit declines.

As market volatility intensified, stocks sagged worldwide

Stocks in many markets lost ground as credit-market turmoil spread throughout the global economy. Over the full 12 months, the broad U.S. stock market lost about –10% of its value. International markets followed a similar path, returning –12.2% for the year.

The descent was bumpy. After years of relative calm, the U.S. market routinely rose or fell by more than a percentage point in a day’s trading. The volatility reflected a seemingly endless series of unnerving developments: the persistent rise in energy prices, further deterioration in the housing market, a string of bank failures, and the broad economy’s deceleration.

Risk-aversion increased, and Treasuries outperformed

The collapse in subprime mortgage-backed securities and the aftershocks prompted a flight to safety. Short-term U.S. Treasury securities were among the fixed income market’s best performers. Over the 12 months, the broad taxable bond market returned a respectable 5.9%, largely reflecting the Treasury bond rally.

As risk-aversion increased, the difference between the yields of Treasury bonds and those of all other securities increased, depressing the price of corporate debt. (As you know, yield and price move in opposite directions.) Even as corporate bonds grew cheaper, the prices of most goods and services rose quickly, powered by escalating energy prices.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–10.6%	3.9%	7.4%
Russell 2000 Index (Small-caps)	–5.5	4.8	9.6
Dow Jones Wilshire 5000 Index (Entire market)	–9.9	4.2	7.9
MSCI All Country World Index ex USA (International)	–12.2	10.7	16.1

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.9%	4.3%	4.6%
Lehman Municipal Bond Index	4.5	3.3	4.4
Citigroup 3-Month Treasury Bill Index	2.8	4.0	3.1

CPI
Consumer Price Index	5.4%	3.7%	3.5%

The combination of higher inflation, financial market volatility, and economic weakness put the U.S. Federal Reserve Board in an uncomfortable position. The Fed decided that it was imperative to respond to the financial crisis with a dramatic easing of monetary policy through interest rate cuts, even as it recognized that the result might be higher inflation. Over the full 12 months, the Fed reduced its target for the federal funds rate from 5.25% to 2.00%.

Energy and financial sectors traveled very separate paths

Even as the U.S. economy was decelerating, worldwide demand for commodities such as oil and grains remained strong for much of the year. The share prices of exploration and production companies and coal companies climbed strongly in this climate of high and rising energy prices, although the impact on giant integrated oil companies was mixed. The net result was a 9.4% gain for the Energy Index Fund, the top-performing sector fund.

In the materials sector, agricultural chemical companies Monsanto and Mosaic benefited from strong worldwide demand for products to improve crop yields. These two companies were the primary drivers behind the Materials Index Fund’s 4.1% return.

As is typical during economic slowdowns, consumers continued to spend on basic products and services. Reflecting this, the Consumer Staples Index Fund returned 4.1% for the year. In sharp contrast, the Consumer Discretionary Index Fund returned –18.7% as Americans cut back on postponable spending, another true-to-form characteristic of the economic cycle. Especially hard hit were the stocks of movie, publishing, broadcasting, and cable television businesses; leisure-activity companies; and retailers (although the giant retailer Wal-Mart Stores—a consumer staples company—was a strong exception to this trend).

The Utilities Index Fund had a nearly flat return (–0.7%). The Health Care Index Fund returned –2.6%, pulled down by its holdings in managed health care companies and a number of pharmaceutical firms.

The Industrials and Information Technology Index Funds produced identical returns of –8.7%. Tech stocks suffered as both consumers and businesses—which count the ailing financial sector as a major customer—slowed spending on technology. Leading the decline in industrials was General Electric.

The Telecommunication Services Index Fund, which includes companies such as AT&T, Sprint Nextel, and Verizon that compete fiercely for market share, returned –21.0%. The Financials Index Fund was the worst performer for the year, returning –30.4% as investors increasingly lost confidence in the balance sheets of many financial firms.

The funds’ advisor, Vanguard Quantitative Equity Group, generally succeeded in capturing the returns of the target indexes. The exceptions to this pattern were the Energy Index, Consumer Staples Index, and Telecommunication Services Index Funds. Regulatory limits on holdings of individual securities precluded these funds from completely replicating the characteristics of their respective indexes.

Diversification and low cost were never more important

The varied performances of the Vanguard Sector Index Funds during the past fiscal year underscore a fundamental principle of sound investing: the need for diversification. The value of this principle has become especially clear during the past few months, as the crisis that started with subprime mortgages rippled through the financial markets.

No one knows for sure what will happen in the markets from day to day or year to year. A diversified portfolio can do much to help dampen the risk that comes with both normal and heightened degrees of investing uncertainty.

The Vanguard U.S. Sector Index Funds are an efficient way to round out your portfolio. Even better, they’re a low-cost alternative to competing funds. This is important because low costs allow you to keep more of what you earn—yet another foundational principle of smart investing. (Please note that the expense ratios shown in the following Profile pages are those of the 2007 annual report. For the funds’ expense ratios in the most recent reporting period, please see the Financial Highlights tables.)

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

September 16, 2008

Your Fund’s Performance at a Glance
August 31, 2007–August 31, 2008

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Consumer Discretionary Index Fund
Admiral Shares	$31.02	$25.03	$0.200	$0.000
ETF Shares	60.02	48.38	0.460	0.000
Consumer Staples Index Fund
Admiral Shares	$33.22	$34.06	$0.560	$0.000
ETF Shares	67.35	69.04	1.159	0.000
Energy Index Fund
Admiral Shares	$50.36	$54.66	$0.450	$0.000
ETF Shares	100.92	109.54	0.940	0.000
Financials Index Fund
Admiral Shares	$30.10	$20.38	$0.721	$0.000
ETF Shares	60.04	40.66	1.461	0.000
Health Care Index Fund
Admiral Shares	$29.82	$28.68	$0.395	$0.000
ETF Shares	59.65	57.36	0.820	0.000
Industrials Index Fund
Admiral Shares	$37.94	$34.20	$0.500	$0.000
ETF Shares	73.94	66.65	0.981	0.000
Information Technology Index Fund
Admiral Shares	$29.95	$27.28	$0.085	$0.000
ETF Shares	58.52	53.32	0.175	0.000
Materials Index Fund
Admiral Shares	$41.75	$42.85	$0.640	$0.000
ETF Shares	82.10	84.27	1.277	0.000
Telecommunication Services Index Fund
Admiral Shares	$41.01	$31.58	$1.000	$0.000
ETF Shares	80.60	62.05	1.998	0.000
Utilities Index Fund
Admiral Shares	$40.60	$39.26	$1.126	$0.000
ETF Shares	80.92	78.22	2.290	0.000

ETF Premium/Discount Record

The extent to which the funds’ ETF Shares have traded at a premium or a discount to net asset value (NAV) since inception. Market prices for ETF Shares, and for exchange-traded funds in general, can deviate from the NAV of the underlying securities.

			Market Price
			Above or Equal to		Market Price Below
			Net Asset Value		Net Asset Value
	Basis Point	Number	Percentage of	Number	Percentage of
	Differential[2]	of Days	Total Days	of Days	Total Days
January 26, 2004[1]–August 31, 2008
Consumer Discretionary ETF	0–24.9	601	51.81%	512	44.14%
	25–49.9	31	2.67	6	0.52
	50–74.9	1	0.09	2	0.17
	75–100.0	1	0.09	0	0.00
	>100.0	2	0.17	4	0.34
	Total	636	54.83%	524	45.17%
January 26, 2004[1]–August 31, 2008
Consumer Staples ETF	0–24.9	622	53.62%	520	44.83%
	25–49.9	11	0.95	5	0.43
	50–74.9	0	0.00	0	0.00
	75–100.0	0	0.00	2	0.17
	>100.0	0	0.00	0	0.00
	Total	633	54.57%	527	45.43%
September 23, 2004[1]–August 31, 2008
Energy ETF	0–24.9	505	50.86%	469	47.23%
	25–49.9	13	1.31	4	0.40
	50–74.9	1	0.10	1	0.10
	75–100.0	0	0.00	0	0.00
	>100.0	0	0.00	0	0.00
	Total	519	52.27%	474	47.73%
January 26, 2004[1]–August 31, 2008
Financials ETF	0–24.9	641	55.26%	461	39.74%
	25–49.9	39	3.36	8	0.69
	50–74.9	1	0.09	2	0.17
	75–100.0	2	0.17	2	0.17
	>100.0	1	0.09	3	0.26
	Total	684	58.97%	476	41.03%
January 26, 2004[1]–August 31, 2008
Health Care ETF	0–24.9	686	59.14%	462	39.83%
	25–49.9	7	0.60	5	0.43
	50–74.9	0	0.00	0	0.00
	75–100.0	0	0.00	0	0.00
	>100.0	0	0.00	0	0.00
	Total	693	59.74%	467	40.26%
September 23, 2004[1]–August 31, 2008
Industrials ETF	0–24.9	487	49.05%	460	46.33%
	25–49.9	34	3.42	5	0.50
	50–74.9	1	0.10	0	0.00
	75–100.0	2	0.20	1	0.10
	>100.0	1	0.10	2	0.20
	Total	525	52.87%	468	47.13%

1  Inception.

2  One basis point equals 1/100 of a percentage point.

ETF Premium/Discount Record (continued)

			Market Price
			Above or Equal to		Market Price Below
			Net Asset Value		Net Asset Value
	Basis Point	Number	Percentage of	Number	Percentage of
	Differential[2]	of Days	Total Days	of Days	Total Days
January 26, 2004[1]–August 31, 2008
Information Technology ETF	0–24.9	653	56.29%	466	40.18%
	25–49.9	14	1.21	10	0.86
	50–74.9	1	0.09	2	0.17
	75–100.0	0	0.00	2	0.17
	>100.0	5	0.43	7	0.60
	Total	673	58.02%	487	41.98%
January 26, 2004[1]–August 31, 2008
Materials ETF	0–24.9	550	47.40%	597	51.47%
	25–49.9	1	0.09	2	0.17
	50–74.9	1	0.09	7	0.60
	75–100.0	0	0.00	1	0.09
	>100.0	1	0.09	0	0.00
	Total	553	47.67%	607	52.33%
September 23, 2004[1]–August 31, 2008
Telecommunication Services ETF	0–24.9	446	44.92%	484	48.75%
	25–49.9	35	3.52	9	0.91
	50–74.9	1	0.10	3	0.30
	75–100.0	2	0.20	2	0.20
	>100.0	4	0.40	7	0.70
	Total	488	49.14%	505	50.86%
January 26, 2004[1]–August 31, 2008
Utilities ETF	0–24.9	577	49.74%	565	48.70%
	25–49.9	5	0.43	8	0.69
	50–74.9	0	0.00	1	0.09
	75–100.0	0	0.00	1	0.09
	>100.0	0	0.00	3	0.26
	Total	582	50.17%	578	49.83%

1  Inception.

2  One basis point equals 1/100 of a percentage point.

Consumer Discretionary Index Fund

Fund Profile

As of August 31, 2008

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	393	408	2,481
Median Market Cap	$13.8B	$13.8B	$32.1B
Price/Earnings Ratio	16.0x	16.0x	16.8x
Price/Book Ratio	2.2x	2.2x	2.4x
Yield[3]		1.4%	2.0%
Admiral Shares	1.4%
ETF Shares	1.4%
Return on Equity	17.1%	17.1%	20.1%
Earnings Growth Rate	17.5%	17.5%	18.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	12%	—	—
Expense Ratio (8/31/2007)[4]		—	—
Admiral Shares	0.27%
ETF Shares	0.22%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.70
Beta	1.00	1.10

Industry Diversification (% of equity exposure)

Advertising	1.8%
Apparel Retail	5.7
Apparel, Accessories & Luxury Goods	3.0
Auto Parts & Equipment	3.0
Automobile Manufacturers	1.1
Automotive Retail	1.7
Broadcasting & Cable TV	11.9
Casinos & Gaming	2.5
Computer & Electronics Retail	2.0
Department Stores	3.6
Education Services	1.9
Footwear	2.2
General Merchandise Stores	3.9
Home Improvement Retail	6.8
Homebuilding	1.8
Home Furnishing Retail	1.0
Hotels, Resorts & Cruise Lines	3.4
Household Appliances	1.4
Housewares & Specialties	1.6
Internet Retail	2.9
Leisure Products	1.4
Movies & Entertainment	13.4
Publishing	2.5
Restaurants	10.2
Specialized Consumer Services	1.7
Specialty Stores	3.0
Other Consumer Discretionary	4.6

Ten Largest Holdings[6] (% of total net assets)

McDonald’s Corp.	5.5%
Comcast Corp.	4.7
Time Warner, Inc.	4.6
The Walt Disney Co.	4.6
Home Depot, Inc.	3.6
Target Corp.	3.1
Lowe’s Cos., Inc.	2.8
News Corp.	2.5
Amazon.com, Inc.	2.0
Liberty Media Corp.	1.8
Top Ten	35.2%

1  MSCI US IMI/Consumer Discretionary.

2  MSCI US IMI/2500.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  Expense ratios shown are from the prospectus dated December 10, 2007. Expense ratios for the fiscal year ended August 31, 2008, were 0.25% for Admiral Shares and 0.20% for ETF Shares.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6  The holdings listed exclude any temporary cash investments and equity index products.

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Consumer Discretionary Index Fund ETF Shares
Net Asset Value	–18.70%	–0.14%	$9,937
Consumer Discretionary Index Fund ETF Shares
Market Price	–18.52	–0.14	9,935
MSCI US IMI/2500	–9.90	5.15	12,594
MSCI US IMI/Consumer Discretionary	–18.68	0.02	10,007

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Consumer Discretionary Index Fund Admiral Shares[2]	–18.74%	–3.20%	$90,303
MSCI US IMI/2500	–9.90	4.11	113,455
MSCI US IMI/Consumer Discretionary	–18.68	–3.04	90,783

1  Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; July 14, 2005, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Consumer Discretionary Index Fund

Consumer Discretionary Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2008

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2008
		Cumulative
		Since
	One Year	Inception
Consumer Discretionary Index Fund ETF Shares Market Price	–18.52%	–0.65%
Consumer Discretionary Index Fund ETF Shares Net Asset Value	–18.70	–0.63
MSCI US IMI/Consumer Discretionary	–18.68	0.07

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		–28.35%	–1.74%
Net Asset Value		–28.35	–1.73
Admiral Shares[1]	7/14/2005	–28.41	–5.68

1  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights tables for dividend and capital gains information.

Consumer Discretionary Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Auto Components (3.4%)
	Johnson Controls, Inc.	118,669	3,669
	BorgWarner, Inc.	23,197	959
*	The Goodyear Tire &
	Rubber Co.	45,659	895
	Autoliv, Inc.	14,575	560
	WABCO Holdings Inc.	11,793	517
	Gentex Corp.	28,535	455
*	TRW Automotive
	Holdings Corp.	11,110	213
	ArvinMeritor, Inc.	13,998	210
*	Exide Technologies	15,062	186
*	Lear Corp.	13,158	165
*	Tenneco Automotive, Inc.	9,227	135
	Cooper Tire & Rubber Co.	11,367	109
*	ATC Technology Corp.	4,462	108
	Modine Manufacturing Co.	6,152	97
*	Visteon Corp.	26,163	84
	Superior Industries
	International, Inc.	4,551	80
*	Drew Industries, Inc.	3,949	63
*	Raser Technologies, Inc.	6,650	57
	American Axle &
	Manufacturing Holdings, Inc.	9,211	45
	Spartan Motors, Inc.	5,992	28
			8,635
Automobiles (1.8%)
	Harley-Davidson, Inc.	47,306	1,882
*	Ford Motor Co.	347,017	1,547
	General Motors Corp.	90,489	905
	Thor Industries, Inc.	7,193	165
	Winnebago Industries, Inc.	5,539	63
*	Fleetwood Enterprises, Inc.	14,826	32
	Monaco Coach Corp.	5,512	13
			4,607
Distributors (0.7%)
	Genuine Parts Co.	32,728	1,389
*	LKQ Corp.	24,358	456
*	Core-Mark Holding Co., Inc.	1,898	56
			1,901
Diversified Consumer Services (3.5%)
*	Apollo Group, Inc. Class A	28,527	1,817
	H & R Block, Inc.	65,085	1,662

*	ITT Educational Services, Inc.	7,757	690
	DeVry, Inc.	12,837	662
	Strayer Education, Inc.	2,860	600
	Service Corp. International	53,024	541
	Sotheby’s	13,468	363
*	Career Education Corp.	18,041	338
	Matthews International Corp.	6,237	314
	Hillenbrand Inc.	12,485	297
	Weight Watchers
	International, Inc.	7,080	280
*	Corinthian Colleges, Inc.	17,028	226
	Regis Corp.	8,171	225
*	Coinstar, Inc.	5,599	184
	Stewart Enterprises, Inc.
	Class A	17,377	163
*	Capella Education Co.	2,580	128
*	thinkorswim Group, Inc.	11,350	114
*	Steiner Leisure Ltd.	3,089	109
	Jackson Hewitt Tax Service Inc.	5,899	101
*	Pre-Paid Legal Services, Inc.	1,820	81
*	Universal Technical Institute Inc.	4,538	78
*	American Public Education, Inc.	1,604	72
*	K12 Inc.	1,951	46
			9,091
Hotels, Restaurants & Leisure (16.4%)
	McDonald’s Corp.	226,676	14,065
	Yum! Brands, Inc.	94,734	3,380
	Carnival Corp.	87,343	3,237
*	Starbucks Corp.	145,582	2,265
	Marriott International, Inc.
	Class A	56,507	1,594
	Starwood Hotels &
	Resorts Worldwide, Inc.	37,302	1,352
	International Game Technology	61,970	1,328
^	Wynn Resorts Ltd.	12,306	1,174
	Tim Hortons, Inc.	36,937	1,162
*,	^Las Vegas Sands Corp.	21,303	1,010
	Darden Restaurants Inc.	26,471	775
	Royal Caribbean Cruises, Ltd.	27,721	753
*,	^MGM Mirage, Inc.	19,492	686
	Wyndham Worldwide Corp.	35,371	682
*	Penn National Gaming, Inc.	14,778	500
	Burger King Holdings Inc.	18,871	468
	Wendy’s International, Inc.	17,528	425
*	Scientific Games Corp.	13,891	418
	Brinker International, Inc.	20,248	383
*	WMS Industries, Inc.	10,168	342
*	Bally Technologies Inc.	9,846	337
*	Panera Bread Co.	5,783	311
	Orient-Express Hotel Ltd.	8,493	305
*	Gaylord Entertainment Co.	8,166	283
*	Jack in the Box Inc.	11,802	280
*	Vail Resorts Inc.	5,420	238
*	Life Time Fitness, Inc.	6,719	238
	International Speedway Corp.	5,921	235
*	Chipotle Mexican Grill, Inc.
	Class B	3,517	229
*	Chipotle Mexican Grill, Inc.	2,914	202
*	The Cheesecake Factory Inc.	12,729	196

	Choice Hotels International, Inc.	6,852	185
	Bob Evans Farms, Inc.	6,192	174
*	Sonic Corp.	11,682	169
*	CEC Entertainment Inc.	4,909	168
	Boyd Gaming Corp.	11,336	138
*	Pinnacle Entertainment, Inc.	12,032	133
*	Papa John’s International, Inc.	4,572	128
*	P.F. Chang’s China Bistro, Inc.	4,838	126
	CKE Restaurants Inc.	9,416	120
*	Domino’s Pizza, Inc.	8,928	120
*	Buffalo Wild Wings Inc.	3,207	116
	CBRL Group, Inc.	4,432	115
*	Morgans Hotel Group	5,980	102
*	Interval Leisure Group, Inc.	7,780	101
*	Texas Roadhouse, Inc.	11,065	99
*	Red Robin Gourmet
	Burgers, Inc.	3,199	85
	Ameristar Casinos, Inc.	5,123	85
	Churchill Downs, Inc.	1,891	84
*	Peet’s Coffee & Tea Inc.	2,748	72
	The Marcus Corp.	4,191	72
*	Ruby Tuesday, Inc.	10,297	72
*	California Pizza Kitchen, Inc.	4,808	69
	Speedway Motorsports, Inc.	3,015	67
	DineEquity, Inc.	3,068	61
	Ambassadors Group, Inc.	3,233	55
	Triarc Cos., Inc. Class B	9,396	55
*	Denny’s Corp.	18,994	53
*	Shuffle Master, Inc.	10,340	52
*	AFC Enterprises, Inc.	5,436	49
*	Krispy Kreme Doughnuts, Inc.	11,144	47
	Landry’s Restaurants, Inc.	2,320	45
	O’Charley’s Inc.	4,399	44
*	Steak n Shake Co.	5,192	40
*	BJ’s Restaurants Inc.	3,443	40
*	Bluegreen Corp.	2,779	32
*	Great Wolf Resorts, Inc.	5,921	31
*	Monarch Casino & Resort, Inc.	2,302	31
*	Town Sports International
	Holdings, Inc.	2,276	24
	Dover Downs Gaming &
	Entertainment, Inc.	2,929	24
*	Isle of Capri Casinos, Inc.	3,214	23
	Triarc Cos., Inc. Class A	3,750	22
*	MTR Gaming Group Inc.	4,528	19
*	Six Flags, Inc.	18,175	18
*	Ruth’s Hospitality Group Inc.	3,883	18
			42,236
Household Durables (6.0%)
	Fortune Brands, Inc.	30,740	1,808
	Whirlpool Corp.	15,024	1,222
	Newell Rubbermaid, Inc.	55,333	1,002
^	Garmin Ltd.	23,720	825
*	Mohawk Industries, Inc.	11,617	802
	Black & Decker Corp.	12,214	773
	Leggett & Platt, Inc.	33,206	741
	D. R. Horton, Inc.	56,797	708
	The Stanley Works	14,095	676
*	Toll Brothers, Inc.	26,921	670

	Snap-On Inc.	11,529	657
	Pulte Homes, Inc.	43,749	635
*	NVR, Inc.	794	475
	Tupperware Brands Corp.	12,384	442
	Centex Corp.	24,679	400
	Harman International
	Industries, Inc.	11,042	376
*	Jarden Corp.	13,852	356
	Lennar Corp. Class A	25,893	340
	KB Home	15,226	317
	MDC Holdings, Inc.	6,769	281
	Ryland Group, Inc.	8,474	196
	Tempur-Pedic International Inc.	14,142	160
	Ethan Allen Interiors, Inc.	5,460	148
	American Greetings Corp.
	Class A	9,058	146
*	Helen of Troy Ltd.	5,782	139
*	Meritage Corp.	5,537	130
	Furniture Brands
	International Inc.	9,136	82

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	Blyth, Inc.	5,151	81
*	Standard Pacific Corp.	24,792	79
	La-Z-Boy Inc.	10,186	77
*	Champion Enterprises, Inc.	15,475	76
*	Universal Electronics, Inc.	2,871	75
*	Hovnanian Enterprises Inc.
	Class A	10,497	75
	National Presto Industries, Inc.	892	69
	Sealy Corp.	8,995	60
	Beazer Homes USA, Inc.	7,395	51
	M/I Homes, Inc.	2,494	45
*	iRobot Corp.	3,097	43
	CSS Industries, Inc.	1,481	39
	Brookfield Homes Corp.	2,519	32
			15,309
Internet & Catalog Retail (3.5%)
*	Amazon.com, Inc.	62,644	5,062
*	Liberty Media Corp.–
	Interactive Series A	112,751	1,532
*	Expedia, Inc.	39,057	690
*	Priceline.com, Inc.	7,311	680
*	Netflix.com, Inc.	9,869	304
*	Ticketmaster	7,772	167
^	NutriSystem, Inc.	5,797	115
*	HSN,Inc.	7,780	114
*	Blue Nile Inc.	2,698	112
*	Overstock.com, Inc.	3,250	69
*	Stamps.com Inc.	3,368	46
*	Orbitz Worldwide, Inc.	7,311	45
*	Gaiam, Inc.	3,260	42
*	1-800-FLOWERS.COM, Inc.	5,375	33
*	Shutterfly, Inc.	3,144	29
*	ValueVision Media, Inc.	6,006	14
			9,054
Internet Software & Services (0.1%)
*	IAC/InterActiveCorp	18,987	315

Leisure Equipment & Products (1.8%)
	Mattel, Inc.	72,308	1,398
	Hasbro, Inc.	24,928	932
	Eastman Kodak Co.	57,582	932
	Polaris Industries, Inc.	6,583	297
	Brunswick Corp.	17,515	241
	Pool Corp.	9,562	232
	Callaway Golf Co.	12,621	171
*	JAKKS Pacific, Inc.	5,336	133
*	RC2 Corp.	3,575	90
*	Leapfrog Enterprises, Inc.	6,692	57
*	Smith & Wesson Holding Corp.	7,877	45
	Marine Products Corp.	2,530	21
			4,549
Media (30.0%)
	Time Warner, Inc.	715,575	11,714
	The Walt Disney Co.	361,938	11,709
	Comcast Corp. Class A	375,051	7,944
	News Corp., Class A	363,651	5,149

	Comcast Corp. Special
	Class A	194,811	4,118
*	DIRECTV Group, Inc.	137,484	3,878
*	Viacom Inc. Class B	109,314	3,223
	The McGraw-Hill Cos., Inc.	64,252	2,753
*	Liberty Media Corp.	98,575	2,739
	Omnicom Group Inc.	64,052	2,715
	CBS Corp.	118,260	1,914
	Cablevision Systems NY
	Group Class A	46,647	1,505
	News Corp., Class B	87,745	1,260
*	DISH Network Corp.	42,120	1,188
*	Liberty Global, Inc. Class A	32,411	1,140
*	Discovery Holding Co. Class A	53,612	1,085
*	Liberty Global, Inc. Series C	31,815	1,057
*	Time Warner Cable, Inc.	36,040	964
*	Interpublic Group of Cos., Inc.	94,290	886
	Gannett Co., Inc.	45,732	814
	Washington Post Co. Class B	1,234	736
	Scripps Networks Interactive	17,667	734
*	Sirius XM Radio Inc.	535,369	712
	Virgin Media Inc.	55,718	635
*	Lamar Advertising Co. Class A	14,747	548
*	DreamWorks Animation
	SKG, Inc.	13,517	431
	John Wiley & Sons Class A	8,729	415
*	Liberty Media Corp.–
	Capital Series A	24,643	401
	New York Times Co. Class A	27,158	353
*	Marvel Entertainment, Inc.	10,232	347
	Arbitron Inc.	5,449	261
	Regal Entertainment Group
	Class A	15,571	261
*	Lions Gate
	Entertainment Corp.	23,738	239
*	Live Nation, Inc.	14,395	231
	Interactive Data Corp.	7,531	227
	Meredith Corp.	7,510	213
*	Morningstar, Inc.	3,197	209
*	CTC Media, Inc.	9,137	177
	Scholastic Corp.	6,564	171
*	Clear Channel Outdoor
	Holdings, Inc. Class A	8,154	137
	Belo Corp. Class A	17,433	128
	Hearst-Argyle Television Inc.	5,221	103
*	RCN Corp.	7,452	103
	Harte-Hanks, Inc.	8,203	101
	Cinemark Holdings Inc.	6,462	95
	National CineMedia Inc.	8,333	93
*	Valassis Communications, Inc.	9,608	90
*	Charter Communications, Inc.	77,478	81
	Sinclair Broadcast Group, Inc.	10,462	74
	World Wrestling
	Entertainment, Inc.	4,417	72
	CKX, Inc.	8,771	70
*	Mediacom
	Communications Corp.	8,157	69
	Warner Music Group Corp.	7,702	66
*	Knology, Inc.	6,002	61

*	Cox Radio, Inc.	5,172	58
*	R.H. Donnelley Corp.	13,657	51
	Fisher Communications, Inc.	1,471	51
^	Media General, Inc. Class A	4,053	50
	Idearc Inc.	29,775	49
*	Dolan Media Co.	3,175	48
	Journal Communications, Inc.	9,061	46
	E.W. Scripps Co. Class A	5,743	42
^	The McClatchy Co. Class A	11,473	42
*	Martha Stewart Living
	Omnimedia, Inc.	5,009	41
*	Entravision
	Communications Corp.	11,554	37
	Entercom
	Communications Corp.	5,993	37
	Citadel Broadcasting Corp.	35,440	35
*	Lin TV Corp.	5,529	34
*	Cumulus Media Inc.	6,297	30
	Lee Enterprises, Inc.	7,846	29
	Gray Television, Inc.	8,209	20
*	Playboy Enterprises, Inc.
	Class B	3,942	17
	AH Belo Corp.	3,390	16
*	Crown Media Holdings, Inc.	2,882	15
*	Westwood One, Inc.	14,257	12
	PRIMEDIA Inc.	3,248	9
	GateHouse Media, Inc.	6,778	4
			77,172
Multiline Retail (7.4%)
	Target Corp.	149,815	7,943
*	Kohl’s Corp.	58,688	2,886
	Macy’s Inc.	84,280	1,755
	J.C. Penney Co., Inc.
	(Holding Co.)	42,153	1,643
*,	^Sears Holdings Corp.	14,506	1,334
	Nordstrom, Inc.	32,838	1,021
*	Dollar Tree, Inc.	17,978	689
	Family Dollar Stores, Inc.	26,539	661
*	Big Lots Inc.	16,257	481
*	Saks Inc.	27,402	312
^	Dillard’s Inc.	12,142	155
	Fred’s, Inc.	7,590	106
*	99 Cents Only Stores	9,717	83
*	Retail Ventures, Inc.	5,705	27
*	Tuesday Morning Corp.	6,099	26
			19,122
Specialty Retail (20.1%)
	Home Depot, Inc.	337,964	9,166
	Lowe’s Cos., Inc.	292,362	7,204
	Staples, Inc.	140,406	3,398
	Best Buy Co., Inc.	69,997	3,134
	TJX Cos., Inc.	84,930	3,078
	The Gap, Inc.	102,788	1,999
*	Bed Bath & Beyond, Inc.	51,892	1,591
*	GameStop Corp. Class A	30,988	1,359
	Limited Brands, Inc.	61,264	1,274
*	AutoZone Inc.	8,849	1,214
	Sherwin-Williams Co.	20,224	1,184
	Tiffany & Co.	25,168	1,112

	Ross Stores, Inc.	26,628	1,071
	Abercrombie & Fitch Co.	17,271	906
*	Urban Outfitters, Inc.	23,351	832
	Advance Auto Parts, Inc.	19,037	819
*	O’Reilly Automotive, Inc.	25,549	744
	PetSmart, Inc.	25,486	687
*	CarMax, Inc.	43,691	647
	American Eagle Outfitters, Inc.	37,004	557
	Foot Locker, Inc.	30,923	504
	RadioShack Corp.	24,924	474
*	Aeropostale, Inc.	13,375	466
	Guess ?, Inc.	11,386	424
*	Dick’s Sporting Goods, Inc.	17,020	390
*	Office Depot, Inc.	54,614	384
	Williams-Sonoma, Inc.	17,956	318
*	AutoNation, Inc.	26,681	303
*	Rent-A-Center, Inc.	13,343	302
*	Tractor Supply Co.	6,723	287
*	AnnTaylor Stores Corp.	11,794	286
	Aaron Rents, Inc.	8,531	244
*	The Gymboree Corp.	5,680	223
	Men’s Wearhouse, Inc.	9,788	214
*	J. Crew Group, Inc.	8,087	214
*	The Children’s Place
	Retail Stores, Inc.	4,975	209
*	Zale Corp.	7,502	205
*	Chico’s FAS, Inc.	35,284	203
	Barnes & Noble, Inc.	7,665	190
*	Collective Brands, Inc.	12,977	188
	OfficeMax, Inc.	15,204	186
	Genesco, Inc.	4,634	170
	The Buckle, Inc.	3,063	159
*	The Dress Barn, Inc.	9,664	157
*	Sally Beauty Co. Inc.	16,376	140

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
*	Hibbett Sports Inc.	5,674	136
*	Charming Shoppes, Inc.	23,563	127
	Brown Shoe Co., Inc.	8,325	127
	Stage Stores, Inc.	7,655	122
*	Jo-Ann Stores, Inc.	4,817	120
	Finish Line, Inc.	9,864	119
	Penske Automotive Group Inc.	8,470	112
*	Cabela’s Inc.	8,517	104
	Group 1 Automotive, Inc.	4,637	98
	Cato Corp. Class A	5,523	97
*	Jos. A. Bank Clothiers, Inc.	3,637	94
*	Coldwater Creek Inc.	12,580	92
	The Pep Boys
	(Manny, Moe & Jack)	10,257	90
*	Pacific Sunwear of
	California, Inc.	14,014	89
	Borders Group, Inc.	12,098	85
*	Pier 1 Imports Inc.	17,585	78
	Asbury Automotive Group, Inc.	6,321	77
	Monro Muffler Brake, Inc.	3,465	72
	Christopher & Banks Corp.	7,078	68
	Talbots Inc.	4,916	67
	Sonic Automotive, Inc.	5,736	62
*	New York & Co., Inc.	5,225	62
	Circuit City Stores, Inc.	33,848	61
*	Zumiez Inc.	3,812	55
*	Hot Topic, Inc.	8,753	54
*	Blockbuster Inc. Class A	22,545	54
*	Tween Brands, Inc.	4,977	54
	bebe stores, inc.	5,278	51
*	Ulta Salon, Cosmetics &
	Fragrance, Inc.	4,555	50
*	Charlotte Russe Holding Inc.	4,047	48
	Systemax Inc.	2,938	45
*	Citi Trends Inc.	2,007	41
*	Conn’s, Inc.	2,096	40
*	DSW Inc. Class A	2,750	40
	Big 5 Sporting Goods Corp.	4,010	36
*	hhgregg, Inc.	3,136	31
*	MarineMax, Inc.	3,448	27
*	Lumber Liquidators, Inc.	2,087	27
*	Build-A-Bear-Workshop, Inc.	3,365	25
*	Blockbuster Inc. Class B	13,004	24
*	Select Comfort Corp.	8,827	21
	Stein Mart, Inc.	5,184	20
	Lithia Motors, Inc.	2,927	14
*	Nexcen Brands, Inc.	9,162	3
			51,735
Textiles, Apparel & Luxury Goods (5.3%)
	NIKE, Inc. Class B	73,655	4,464
*	Coach, Inc.	68,256	1,979
	VF Corp.	17,443	1,382
	Polo Ralph Lauren Corp.	11,215	851
*	The Warnaco Group, Inc.	9,092	469
*	Hanesbrands Inc.	18,868	450
	Phillips-Van Heusen Corp.	10,281	391
	Jones Apparel Group, Inc.	17,317	344

	Liz Claiborne, Inc.	18,936	307
*	Fossil, Inc.	9,668	289
*	Deckers Outdoor Corp.	2,477	282
	Wolverine World Wide, Inc.	10,067	265
*	Carter’s, Inc.	11,426	210
*,^Under Armour, Inc.		5,832	197
*	Quiksilver, Inc.	25,011	193
*	Timberland Co.	9,726	164
*	Iconix Brand Group Inc.	10,377	134
*	Skechers U.S.A., Inc.	6,624	127
	UniFirst Corp.	2,730	117
*	True Religion Apparel, Inc.	4,305	117
	Columbia Sportswear Co.	2,766	112
*,^Lululemon Athletica, Inc.		5,454	106
	K-Swiss, Inc.	5,309	91
	Movado Group, Inc.	3,610	84
*	Steven Madden, Ltd.	3,137	79
	Oxford Industries, Inc.	3,030	69
*	Crocs, Inc.	15,608	65
*	American Apparel, Inc.	6,397	57
*	Volcom, Inc.	3,111	55
	Kenneth Cole Productions, Inc.	2,230	36
			13,486
Thrifts & Mortgage Finance (0.0%)
*	Tree.com, Inc.	133	1
Total Common Stocks
(Cost $293,219)			257,213
Temporary Cash Investment (1.1%)
[1,2]	Vanguard Market Liquidity
	Fund, 2.389%
	(Cost $2,760)	2,760,170	2,760
Total Investments (101.1%)
(Cost $295,980)			259,973
Other Assets and Liabilities (–1.1%)
Other Assets			1,906
Liabilities[2]			(4,673)
			(2,767)
Net Assets (100%)			257,206

At August 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	298,245
Undistributed Net Investment Income	1,291
Accumulated Net Realized Losses	(6,323)
Unrealized Appreciation (Depreciation)	(36,007)
Net Assets	257,206

Admiral Shares—Net Assets
Applicable to 28,082 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	703
Net Asset Value Per Share—
Admiral Shares	$25.03

ETF Shares—Net Assets
Applicable to 5,302,208 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	256,503
Net Asset Value Per Share—
ETF Shares	$48.38

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $2,662,000.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  Includes $2,718,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Statement of Operations

Year Ended
August 31, 2008
($000)
Investment Income
Income
Dividends	2,257
Interest[1]	6
Security Lending	30
Total Income	2,293
Expenses
The Vanguard Group—Note B
Investment Advisory Services	24
Management and Administrative
Admiral Shares	2
ETF Shares	215
Marketing and Distribution
Admiral Shares	—
ETF Shares	37
Custodian Fees	19
Auditing Fees	23
Shareholders’ Reports
Admiral Shares	—
ETF Shares	11
Total Expenses	331
Net Investment Income	1,962
Realized Net Gain (Loss) on
Investment Securities Sold	2,340
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(33,599)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(29,297)

Statement of Changes in Net Assets

	Year Ended August 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,962	833
Realized Net Gain (Loss)	2,340	8,674
Change in Unrealized Appreciation (Depreciation)	(33,599)	191
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,297)	9,698
Distributions
Net Investment Income
Admiral Shares	(4)	(8)
ETF Shares	(1,197)	(564)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(1,201)	(572)
Capital Share Transactions
Admiral Shares	(123)	268
ETF Shares	172,810	57,946
Net Increase (Decrease) from Capital Share Transactions	172,687	58,214
Total Increase (Decrease)	142,189	67,340
Net Assets
Beginning of Period	115,017	47,677
End of Period[2]	257,206	115,017

1  Interest income from an affiliated company of the fund was $6,000.

2  Net Assets—End of Period includes undistributed net investment income of $1,291,000 and $530,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

Admiral Shares

				July 14,
				2005[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$31.02	$27.03	$27.75	$28.29
Investment Operations
Net Investment Income	.285[2]	.217	.245[2]	.160[2]
Net Realized and Unrealized Gain (Loss) on Investments	(6.075)	4.015	(.808)	(.700)
Total from Investment Operations	(5.790)	4.232	(.563)	(.540)
Distributions
Dividends from Net Investment Income	(.200)	(.242)	(.157)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.200)	(.242)	(.157)	—
Net Asset Value, End of Period	$25.03	$31.02	$27.03	$27.75

Total Return[3]	–18.74%	15.64%	–2.03%	–1.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$0.7	$1.0	$0.6	$0.1
Ratio of Total Expenses to Average Net Assets	0.25%	0.27%	0.28%	0.28%[4]
Ratio of Net Investment Income to Average Net Assets	1.11%	0.84%	0.89%	0.67%[4]
Portfolio Turnover Rate[5]	12%	8%	10%	13%

ETF Shares

					Jan. 26,
					2004[1] to
	Year Ended August 31,				Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$60.02	$52.28	$53.65	$46.99	$50.09
Investment Operations
Net Investment Income	.592[2]	.450	.494[2]	.350[2]	.200
Net Realized and Unrealized Gain
(Loss) on Investments	(11.772)	7.760	(1.556)	6.660	(3.300)
Total from Investment Operations	(11.180)	8.210	(1.062)	7.010	(3.100)
Distributions
Dividends from Net Investment Income	(.460)	(.470)	(.308)	(.350)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.460)	(.470)	(.308)	(.350)	—
Net Asset Value, End of Period	$48.38	$60.02	$52.28	$53.65	$46.99

Total Return	–18.70%	15.69%	–1.99%	14.91%	–6.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$257	$114	$47	$32	$19
Ratio of Total Expenses to Average Net Assets	0.20%	0.22%	0.25%	0.26%	0.28%[4]
Ratio of Net Investment Income to
Average Net Assets	1.16%	0.89%	0.92%	0.69%	0.68%[4]
Portfolio Turnover Rate[5]	12%	8%	10%	13%	11%

1  Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

4  Annualized.

5  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units. See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares were listed for trading on the American Stock Exchange through September 18, 2008, and on the NYSE Arca, Inc., thereafter; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2008, the fund had contributed capital of $19,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Consumer Discretionary Index Fund

During the year ended August 31, 2008, the fund realized $7,765,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2008, the fund had $1,380,000 of ordinary income available for distribution. The fund had available realized losses of $6,213,000 to offset future net capital gains of $36,000 through August 31, 2013, $86,000 through August 31, 2014, $178,000 through August 31, 2015, $1,527,000 through August 31, 2016, and $4,386,000 through August 31, 2017.

At August 31, 2008, the cost of investment securities for tax purposes was $296,090,000. Net unrealized depreciation of investment securities for tax purposes was $36,117,000, consisting of unrealized gains of $4,282,000 on securities that had risen in value since their purchase and $40,399,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2008, the fund purchased $272,919,000 of investment securities and sold $99,065,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	414	16	884	28
Issued in Lieu of Cash Distributions	4	—	7	—
Redeemed[1]	(541)	(19)	(623)	(20)
Net Increase (Decrease)—Admiral Shares	(123)	(3)	268	8
ETF Shares
Issued	252,012	5,002	134,154	2,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(79,202)	(1,600)	(76,208)	(1,300)
Net Increase (Decrease)—ETF Shares	172,810	3,402	57,946	1,000

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

1  Net of redemption fees of $7,000 and $8,000 (fund totals).

Consumer Staples Index Fund

Fund Profile

As of August 31, 2008

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	110	109	2,481
Median Market Cap	$48.4B	$108.6B	$32.1B
Price/Earnings Ratio	16.6x	16.6x	16.8x
Price/Book Ratio	3.4x	3.6x	2.4x
Yield[3]		2.5%	2.0%
Admiral Shares	2.2%
ETF Shares	2.2%
Return on Equity	24.9%	25.6%	20.1%
Earnings Growth Rate	10.1%	10.1%	18.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	13%	—	—
Expense Ratio (8/31/2007)[4]		—	—
Admiral Shares	0.26%
ETF Shares	0.22%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.99	0.47
Beta	0.99	0.53

Industry Diversification (% of equity exposure)

Agricultural Products	2.5%
Brewers	4.2
Drug Retail	6.9
Food Distributors	1.8
Food Retail	3.6
Household Products	21.1
Hypermarkets & Super Centers	11.7
Packaged Foods & Meats	15.2
Personal Products	3.3
Soft Drinks	15.6
Tobacco	13.2
Other Consumer Staples	0.9

Ten Largest Holdings[6] (% of total net assets)

The Procter & Gamble Co.	14.6%
Wal-Mart Stores, Inc.	9.2
Philip Morris International Inc.	7.2
The Coca-Cola Co.	6.9
PepsiCo, Inc.	6.9
CVS/Caremark Corp.	3.9
Anheuser-Busch Cos., Inc.	3.6
Kraft Foods Inc.	3.4
Altria Group, Inc.	3.3
Colgate-Palmolive Co.	2.9
Top Ten	61.9%

1  MSCI US IMI/Consumer Staples.

2  MSCI US IMI/2500.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  Expense ratios shown are from the prospectus dated December 10, 2007. Expense ratios for the fiscal year ended August 31, 2008, were 0.25% for Admiral Shares and 0.20% for ETF Shares.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6  The holdings listed exclude any temporary cash investments and equity index products.

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Consumer Staples Index Fund ETF Shares
Net Asset Value	4.18%	8.37%	$14,468
Consumer Staples Index Fund ETF Shares
Market Price	4.33	8.36	14,466
MSCI US IMI/2500	–9.90	5.15	12,594
MSCI US IMI/Consumer Staples	5.59	8.48	14,539

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Consumer Staples Index Fund Admiral Shares[2]	4.15%	8.46%	$145,118
MSCI US IMI/2500	–9.90	5.66	128,733
MSCI US IMI/Consumer Staples	5.59	8.61	146,021

1  Performance for the fund and its comparative standards is calculated since the following Inception dates: January 26, 2004, for ETF Shares; January 30, 2004, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Consumer Staples Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2008

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2008
		Cumulative
		Since
	One Year	Inception
Consumer Staples Index Fund ETF Shares Market Price	4.33%	44.66%
Consumer Staples Index Fund ETF Shares Net Asset Value	4.18	44.68
MSCI US IMI/Consumer Staples	5.59	45.39

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		–1.80%	7.28%
Net Asset Value		–1.84	7.29
Admiral Shares[1]	1/30/2004	–1.90	7.38

1  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights tables for dividend and capital gains information.

Consumer Staples Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Beverages (20.7%)
	The Coca-Cola Co.	714,309	37,194
	PepsiCo, Inc.	540,975	37,046
	Anheuser-Busch Cos., Inc.	284,450	19,303
*	Dr. Pepper Snapple
	Group, Inc.	110,679	2,735
	Molson Coors
	Brewing Co. Class B	54,065	2,576
	Coca-Cola Enterprises, Inc.	131,208	2,240
	The Pepsi Bottling Group, Inc.	65,120	1,926
*	Constellation Brands, Inc.
	Class A	88,979	1,878
	Brown-Forman Corp. Class B	25,017	1,801
*	Central European
	Distribution Corp.	21,006	1,212
*,	^Hansen Natural Corp.	39,649	1,090
	PepsiAmericas, Inc.	36,771	861
*	Boston Beer Co., Inc. Class A	9,945	447
	Coca-Cola Bottling Co.	8,368	340
*	National Beverage Corp.	34,501	315
			110,964
Food & Staples Retailing (24.1%)
	Wal-Mart Stores, Inc.	836,942	49,438
	CVS/Caremark Corp.	569,694	20,851
	Walgreen Co.	397,193	14,470
	Costco Wholesale Corp.	174,493	11,702
	Sysco Corp.	244,904	7,795
	The Kroger Co.	256,715	7,090
	Safeway, Inc.	182,885	4,817
	SuperValu Inc.	95,653	2,218
	Whole Foods Market, Inc.	70,394	1,289
*	BJ’s Wholesale Club, Inc.	30,779	1,171
	Longs Drug Stores, Inc.	15,702	1,125
	Casey’s General Stores, Inc.	28,462	825
	Ruddick Corp.	23,825	759
*	Winn-Dixie Stores, Inc.	41,498	586
*	United Natural Foods, Inc.	30,296	582
*,	^Rite Aid Corp.	460,629	557
	The Andersons, Inc.	12,069	543
*	The Great Atlantic &
	Pacific Tea Co., Inc.	29,892	488
	Nash-Finch Co.	11,948	487
	Spartan Stores, Inc.	20,528	467

*	The Pantry, Inc.	24,064	441
	Weis Markets, Inc.	11,558	437
	Ingles Markets, Inc.	16,052	397
	PriceSmart, Inc.	17,609	374
			128,909
Food Products (17.6%)
	Kraft Foods Inc.	580,877	18,303
	General Mills, Inc.	135,974	8,999
	H.J. Heinz Co.	129,389	6,511
	Wm. Wrigley Jr. Co.	80,270	6,380
	Archer-Daniels-Midland Co.	238,687	6,077
	Kellogg Co.	109,251	5,948
	Bunge Ltd.	50,920	4,550
	ConAgra Foods, Inc.	204,715	4,354
	Sara Lee Corp.	297,909	4,022
	Campbell Soup Co.	97,100	3,574
	The Hershey Co.	69,810	2,519
	McCormick & Co., Inc.	52,209	2,112
	Tyson Foods, Inc.	125,128	1,817
*	Dean Foods Co.	70,594	1,777
*	Ralcorp Holdings, Inc.	26,686	1,639
	Corn Products
	International, Inc.	35,276	1,580
	J.M. Smucker Co.	25,842	1,401
	Hormel Foods Corp.	37,110	1,323
*	Smithfield Foods, Inc.	61,035	1,227
	Flowers Foods, Inc.	43,354	1,146
	Del Monte Foods Co.	109,977	937
*	Darling International, Inc.	52,110	716
*	Hain Celestial Group, Inc.	26,493	689
*	TreeHouse Foods Inc.	22,321	620
	Lancaster Colony Corp.	16,171	562
*	Chiquita Brands
	International, Inc.	35,457	521
*	Green Mountain
	Coffee Roasters, Inc.	14,231	519
	Tootsie Roll Industries, Inc.	18,056	514
	Sanderson Farms, Inc.	14,932	512
	Pilgrim’s Pride Corp.	39,843	512
	Lance, Inc.	23,457	481
	J & J Snack Foods Corp.	13,668	461
	Cal-Maine Foods, Inc.	11,558	456
	B&G Foods Inc.	48,777	393
	Farmer Brothers, Inc.	13,448	351
	Reddy Ice Holdings, Inc.	39,939	336
	Alico, Inc.	7,784	336
	Wm. Wrigley Jr. Co. Class B	3,993	316
			94,491
Household Products (21.0%)
	The Procter & Gamble Co.	1,119,987	78,141
	Colgate-Palmolive Co.	203,351	15,461
	Kimberly-Clark Corp.	169,045	10,427
	The Clorox Co.	58,935	3,483
*	Energizer Holdings, Inc.	24,760	2,103
	Church & Dwight, Inc.	30,660	1,916
	WD-40 Co.	13,936	486
*	Spectrum Brands Inc.	182,008	309
*	Central Garden & Pet Co.
	Class A	54,080	287

* Central Garden and Pet Co.	25,978	146
		112,759
Personal Products (3.3%)
Avon Products, Inc.	174,293	7,465
The Estee Lauder Cos. Inc.
Class A	46,484	2,314
Alberto-Culver Co.	46,091	1,206
Herbalife Ltd.	25,134	1,184
* NBTY, Inc.	29,794	990
* Chattem, Inc.	10,516	737
Nu Skin Enterprises, Inc.	36,419	610
* Bare Escentuals, Inc.	43,188	537
* Elizabeth Arden, Inc.	23,365	478
* American Oriental
Bioengineering, Inc.	57,669	478
* Prestige Brands Holdings Inc.	42,843	407
*,^USANA Health Sciences, Inc.	10,708	405
* Revlon, Inc. Class A	266,146	370
Inter Parfums, Inc.	25,752	365
Mannatech, Inc.	66,714	296
		17,842
Tobacco (13.2%)
Philip Morris
International Inc.	723,297	38,841
Altria Group, Inc.	836,852	17,599
Lorillard, Inc.	72,200	5,216
Reynolds American Inc.	74,919	3,969
UST, Inc.	63,285	3,391
Universal Corp. (VA)	16,021	832
Vector Group Ltd.	31,566	583
* Alliance One
International, Inc.	102,536	412
		70,843
Total Common Stocks
(Cost $524,824)		535,808
Temporary Cash Investment (0.2%)
[1,2] Vanguard Market Liquidity
Fund, 2.389%
(Cost $991)	991,301	991
Total Investments (100.1%)
(Cost $525,815)		536,799
Other Assets and Liabilities (–0.1%)
Other Assets		4,967
Liabilities[2]		(5,699)
		(732)
Net Assets (100%)		536,067

Consumer Staples Index Fund

At August 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	525,752
Undistributed Net Investment Income	5,872
Accumulated Net Realized Losses	(6,541)
Unrealized Appreciation (Depreciation)	10,984
Net Assets	536,067

Admiral Shares—Net Assets
Applicable to 536,458 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	18,269
Net Asset Value Per Share—
Admiral Shares	$34.06

ETF Shares—Net Assets
Applicable to 7,500,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	517,798
Net Asset Value Per Share—
ETF Shares	$69.04

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $822,000.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  Includes $991,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Statement of Operations

Year Ended
August 31, 2008
($000)
Investment Income
Income
Dividends	9,148
Interest[1]	6
Security Lending	16
Total Income	9,170
Expenses
The Vanguard Group—Note B
Investment Advisory Services	45
Management and Administrative
Admiral Shares	17
ETF Shares	624
Marketing and Distribution
Admiral Shares	3
ETF Shares	103
Custodian Fees	17
Auditing Fees	23
Shareholders’ Reports
Admiral Shares	13
ETF Shares	13
Total Expenses	858
Net Investment Income	8,312
Realized Net Gain (Loss) on Investment
Securities Sold	21,737
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(19,968)
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,081

Statement of Changes in Net Assets

	Year Ended August 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,312	6,405
Realized Net Gain (Loss)	21,737	6,817
Change in Unrealized Appreciation (Depreciation)	(19,968)	13,738
Net Increase (Decrease) in Net Assets Resulting from Operations	10,081	26,960
Distributions
Net Investment Income
Admiral Shares	(184)	(96)
ETF Shares	(6,259)	(3,840)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(6,443)	(3,936)
Capital Share Transactions
Admiral Shares	9,079	2,899
ETF Shares	204,450	76,754
Net Increase (Decrease) from Capital Share Transactions	213,529	79,653
Total Increase (Decrease)	217,167	102,677
Net Assets
Beginning of Period	318,900	216,223
End of Period[2]	536,067	318,900

1  Interest income from an affiliated company of the fund was $6,000.

2  Net Assets—End of Period includes undistributed net investment income of $5,872,000 and $4,003,000. See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

Admiral Shares

					Jan. 30,
					2004[1] to
	Year Ended August 31,				Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$33.22	$30.56	$27.64	$25.82	$25.00
Investment Operations
Net Investment Income	.634[2]	.662	.547[2]	.427[2]	.240
Net Realized and Unrealized Gain
(Loss) on Investments	.766	2.460	2.716	1.952	.580
Total from Investment Operations	1.400	3.122	3.263	2.379	.820
Distributions
Dividends from Net Investment Income	(.560)	(.462)	(.343)	(.440)	—
Distributions from Realized Capital Gains	—	—	—	(.119)	—
Total Distributions	(.560)	(.462)	(.343)	(.559)	—
Net Asset Value, End of Period	$34.06	$33.22	$30.56	$27.64	$25.82

Total Return[3]	4.15%	10.30%	11.92%	9.29%	3.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18	$9	$6	$4	$1
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%	0.28%	0.28%	0.28%[4]
Ratio of Net Investment Income to
Average Net Assets	1.88%	2.16%	1.90%	1.69%	1.51%[4]
Portfolio Turnover Rate[5]	13%	12%	14%	7%	20%

ETF Shares

					Jan. 26,
					2004[1] to
	Year Ended August 31,				Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$67.35	$61.94	$56.03	$52.28	$50.84
Investment Operations
Net Investment Income	1.327[2]	1.370	1.090[2]	.950[2]	.470
Net Realized and Unrealized Gain
(Loss) on Investments	1.522	5.000	5.523	3.894	.970
Total from Investment Operations	2.849	6.370	6.613	4.844	1.440
Distributions
Dividends from Net Investment Income	(1.159)	(.960)	(.703)	(.853)	—
Distributions from Realized Capital Gains	—	—	—	(.241)	—
Total Distributions	(1.159)	(.960)	(.703)	(1.094)	—
Net Asset Value, End of Period	$69.04	$67.35	$61.94	$56.03	$52.28

Total Return	4.18%	10.38%	11.91%	9.33%	2.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$518	$310	$211	$73	$21
Ratio of Total Expenses to Average Net Assets	0.20%	0.22%	0.25%	0.26%	0.28%[4]
Ratio of Net Investment Income to
Average Net Assets	1.93%	2.20%	1.93%	1.71%	1.51%[4]
Portfolio Turnover Rate[5]	13%	12%	14%	7%	20%

1  Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

4  Annualized.

5  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units. See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares were listed for trading on the American Stock Exchange through September 18, 2008, and on the NYSE Arca, Inc., thereafter; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2008, the fund had contributed capital of $39,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Consumer Staples Index Fund

During the year ended August 31, 2008, the fund realized $24,902,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2008, the fund had $6,116,000 of ordinary income available for distribution. The fund had available realized losses of $6,539,000 to offset future net capital gains of $276,000 through August 31, 2014, $773,000 through August 31, 2015, $2,261,000 through August 31, 2016, and $3,229,000 through August 31, 2017.

At August 31, 2008, the cost of investment securities for tax purposes was $525,825,000. Net unrealized appreciation of investment securities for tax purposes was $10,974,000, consisting of unrealized gains of $28,728,000 on securities that had risen in value since their purchase and $17,754,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2008, the fund purchased $392,283,000 of investment securities and sold $177,090,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	12,663	371	4,493	139
Issued in Lieu of Cash Distributions	172	5	92	3
Redeemed[1]	(3,756)	(113)	(1,686)	(53)
Net Increase (Decrease)—Admiral Shares	9,079	263	2,899	89
ETF Shares
Issued	327,325	4,700	109,926	1,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(122,875)	(1,800)	(33,172)	(500)
Net Increase (Decrease)—ETF Shares	204,450	2,900	76,754	1,200

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

1  Net of redemption fees of $35,000 and $9,000 (fund totals).

Energy Index Fund

Fund Profile

As of August 31, 2008

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	168	167	2,481
Median Market Cap	$45.5B	$65.1B	$32.1B
Price/Earnings Ratio	12.3x	12.1x	16.8x
Price/Book Ratio	2.6x	2.6x	2.4x
Yield[3]		1.4%	2.0%
Admiral Shares	1.1%
ETF Shares	1.2%
Return on Equity	27.0%	27.3%	20.1%
Earnings Growth Rate	34.0%	33.7%	18.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Expense Ratio (8/31/2007)[4]		—	—
Admiral Shares	0.26%
ETF Shares	0.22%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.20
Beta	1.01	0.94

Industry Diversification (% of equity exposure)

Coal & Consumable Fuels	3.7%
Integrated Oil & Gas	46.2
Oil & Gas Drilling	6.6
Oil & Gas Equipment & Services	19.3
Oil & Gas Exploration & Production	19.4
Oil & Gas Refining & Marketing	1.5
Oil & Gas Storage & Transportation	3.3

Ten Largest Holdings[6] (% of total net assets)

ExxonMobil Corp.	19.9%
Chevron Corp.	10.6
ConocoPhillips Co.	7.4
Schlumberger Ltd.	6.9
Occidental Petroleum Corp.	3.6
Devon Energy Corp.	2.4
Transocean, Inc.	2.3
Halliburton Co.	2.1
Apache Corp.	2.1
Marathon Oil Corp.	1.8
Top Ten	59.1%

1  MSCI US IMI/Energy.

2  MSCI US IMI/2500.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  Expense ratios shown are from the prospectus dated December 10, 2007. Expense ratios for the fiscal year ended August 31, 2008, were 0.25% for Admiral Shares and 0.20% for ETF Shares.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6  The holdings listed exclude any temporary cash investments and equity index products.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Energy Index Fund ETF Shares Net Asset Value	9.47%	23.55%	$22,990
Energy Index Fund ETF Shares Market Price	9.65	23.57	23,005
MSCI US IMI/2500	–9.90	6.84	12,973
MSCI US IMI/Energy	8.25	22.88	22,508

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Energy Index Fund Admiral Shares[2]	9.42%	22.01%	$217,174
MSCI US IMI/2500	–9.90	6.32	127,008
MSCI US IMI/Energy	8.25	21.29	212,267

1  Performance for the fund and its comparative standards is calculated since the following inception dates: September 23, 2004, for ETF Shares; October 7, 2004, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Energy Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2008

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2008
		Cumulative
		Since
	One Year	Inception
Energy Index Fund ETF Shares Market Price	9.65%	130.05%
Energy Index Fund ETF Shares Net Asset Value	9.47	129.90
MSCI US IMI/Energy	8.25	125.08

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	9/23/2004
Market Price		29.62%	30.46%
Net Asset Value		29.54	30.47
Admiral Shares[1]	10/7/2004	29.49	28.86

1  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights tables for dividend and capital gains information.

Energy Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.3%)
Energy Equipment & Services (25.7%)
	Oil & Gas Drilling (6.5%)
*	Transocean, Inc.	177,547	22,584
	Noble Corp.	151,019	7,595
*	Nabors Industries, Inc.	158,892	5,657
	ENSCO International, Inc.	81,522	5,526
	Diamond Offshore Drilling, Inc.	39,474	4,339
*	Pride International, Inc.	95,616	3,673
	Helmerich & Payne, Inc.	59,598	3,404
	Patterson-UTI Energy, Inc.	89,211	2,535
	Rowan Cos., Inc.	65,144	2,406
*	Unit Corp.	27,663	1,874
*	Atwood Oceanics, Inc.	34,459	1,401
*	Hercules Offshore, Inc.	53,857	1,189
*	Grey Wolf, Inc.	110,609	963
*	Parker Drilling Co.	73,573	682
*	Pioneer Drilling Co.	33,716	565
*	Bronco Drilling Co., Inc.	21,106	335

	Oil & Gas Equipment & Services (19.2%)
	Schlumberger Ltd.	729,082	68,694
	Halliburton Co.	485,647	21,339
*	National Oilwell Varco Inc.	231,483	17,067
*	Weatherford
	International Ltd.	378,689	14,610
	Baker Hughes, Inc.	171,865	13,751
	Smith International, Inc.	122,618	8,546
*	Cameron International Corp.	122,390	5,702
	BJ Services Co.	166,672	4,475
*	FMC Technologies Inc.	72,927	3,906
*	Superior Energy Services, Inc.	46,939	2,208
*	Dresser Rand Group, Inc.	50,309	2,041
*	Oceaneering International, Inc.	32,228	2,011
	Tidewater Inc.	29,253	1,775
*	Exterran Holdings, Inc.	36,776	1,681
*	Oil States International, Inc.	29,335	1,632
	Core Laboratories N.V.	12,945	1,607
*	Helix Energy Solutions
	Group, Inc.	51,598	1,588
*	IHS Inc. Class A	21,786	1,398
*	SEACOR Holdings Inc.	12,793	1,128
*	Dril-Quip, Inc.	18,916	1,041
*	TETRA Technologies, Inc.	46,035	1,019

*	Willbros Group, Inc.	24,041	996
*	Complete Production
	Services, Inc.	30,162	891
	Lufkin Industries, Inc.	9,326	865
*	ION Geophysical Corp.	53,263	859
	CARBO Ceramics Inc.	13,303	799
*	Bristow Group, Inc.	17,284	705
*	Hornbeck Offshore
	Services, Inc.	15,308	674
*	NATCO Group Inc.	12,584	638
*	Global Industries Ltd.	65,523	634
*	Gulfmark Offshore, Inc.	12,339	618
*	Newpark Resources, Inc.	61,572	528
*	Matrix Service Co.	18,361	483
*	Basic Energy Services Inc.	16,140	472
*	T-3 Energy Services, Inc.	8,363	467
	RPC Inc.	24,720	451
*	Cal Dive International, Inc.	35,487	410
	Gulf Island Fabrication, Inc.	9,091	392
*	PHI Inc. Non-Voting Shares	9,541	366
*	Superior Well Services, Inc.	11,012	363
*	Dawson Geophysical Co.	5,717	359
*	Allis-Chalmers Energy Inc.	18,806	272
*	Trico Marine Services, Inc.	11,050	262
*	OYO Geospace Corp.	4,532	222
*	SulphCo, Inc.	71,850	210
			254,883
Oil, Gas & Consumable Fuels (73.6%)
	Coal & Consumable Fuels (3.6%)
	Peabody Energy Corp.	152,060	9,572
	CONSOL Energy, Inc.	102,832	6,963
	Arch Coal, Inc.	81,764	4,435
*	Alpha Natural Resources, Inc.	40,086	3,973
	Massey Energy Co.	46,225	3,049
	Walter Industries, Inc.	31,704	2,974
*	Patriot Coal Corp.	31,332	1,879
	Foundation Coal Holdings, Inc.	26,845	1,588
*	International Coal Group, Inc.	82,056	839
*	James River Coal Co.	16,646	702
*	USEC Inc.	22,517	130
*	Evergreen Energy, Inc.	32,352	58
*	Uranium Resources Inc.	5,816	13

	Integrated Oil & Gas (45.9%)
	ExxonMobil Corp.	2,475,461	198,062
	Chevron Corp.	1,221,460	105,436
	ConocoPhillips Co.	890,803	73,500
	Occidental Petroleum Corp.	455,994	36,188
	Marathon Oil Corp.	394,381	17,775
	Hess Corp.	162,052	16,968
	Murphy Oil Corp.	101,338	7,958

	Oil & Gas Exploration & Production (19.3%)
	Devon Energy Corp.	235,943	24,078
	Apache Corp.	185,783	21,250
	Anadarko Petroleum Corp.	261,037	16,114
	XTO Energy, Inc.	306,355	15,443
	Chesapeake Energy Corp.	286,544	13,869
	EOG Resources, Inc.	128,579	13,426

*	Southwestern Energy Co.	192,200	7,375
	Noble Energy, Inc.	96,908	6,951
*	Ultra Petroleum Corp.	86,191	5,874
*	Petrohawk Energy Corp.	139,872	4,841
	Pioneer Natural
	Resources Co.	67,888	4,288
	Range Resources Corp.	87,800	4,076
*	Denbury Resources, Inc.	140,438	3,495
*	Newfield Exploration Co.	75,288	3,405
*	Plains Exploration &
	Production Co.	61,387	3,309
*	Forest Oil Corp.	48,492	2,760
	Cimarex Energy Co.	47,828	2,656
	Cabot Oil & Gas Corp.	56,603	2,515
*	Whiting Petroleum Corp.	24,571	2,365
*	Comstock Resources, Inc.	26,849	1,744
	Penn Virginia Corp.	24,574	1,626
*	Encore Acquisition Co.	30,065	1,550
	St. Mary Land &
	Exploration Co.	36,568	1,544
*	SandRidge Energy, Inc.	43,393	1,519
*	Continental Resources, Inc.	30,154	1,513
*	Quicksilver Resources, Inc.	61,311	1,483
*	EXCO Resources, Inc.	53,254	1,410
*	Mariner Energy Inc.	47,260	1,375
*	Concho Resources, Inc.	30,483	996
*	Arena Resources, Inc.	22,017	983
	Berry Petroleum Class A	22,589	940
*	Stone Energy Corp.	19,392	924
*	Swift Energy Co.	19,170	895
*	Carrizo Oil & Gas, Inc.	17,439	866
	Atlas America, Inc.	22,942	860
*	Goodrich Petroleum Corp.	16,432	836
*	Bill Barrett Corp.	20,061	790
*	McMoRan Exploration Co.	28,411	777
*	Rosetta Resources, Inc.	32,979	767
*	Delta Petroleum Corp.	42,638	766
	W&T Offshore, Inc.	19,809	696
*	Contango Oil & Gas Co.	9,238	657
*	BPZ Energy, Inc.	33,302	656
*	GMX Resources Inc.	9,392	637
*	CNX Gas Corp.	20,147	611
*	Petroleum Development Corp.	9,895	602
*	Oilsands Quest, Inc.	142,522	591
*	PetroQuest Energy, Inc.	29,494	545
*	Warren Resources Inc.	39,745	449
*	Clayton Williams Energy, Inc.	5,376	435
*	Brigham Exploration Co.	31,903	433
*	Parallel Petroleum Corp.	29,467	390
*	TXCO Resources Inc.	26,223	318
*	Harvest Natural
	Resources, Inc.	27,897	309
*	Gulfport Energy Corp.	22,794	304
*	Energy Partners, Ltd.	25,479	303
*	Veneco Inc.	17,230	290
	APCO Argentina Inc.	9,323	270
*	GeoGlobal Resources Inc.	49,701	198
*	Approach Resources Inc.	11,852	166
*	ATP Oil & Gas Corp.	2,089	54

	Oil & Gas Refining & Marketing (1.5%)
	Valero Energy Corp.	279,818	9,726
	Sunoco, Inc.	44,392	1,970
	Holly Corp.	26,953	862
	World Fuel Services Corp.	18,692	538
	Frontier Oil Corp.	22,861	443
*	Rentech, Inc.	130,595	308
*,	^Clean Energy Fuels Corp.	14,770	255
*	Aventine Renewable
	Energy Holdings, Inc.	33,856	217
	Tesoro Corp.	4,482	83
*	VeraSun Energy Corp.	10,952	63
*	CVR Energy, Inc.	2,298	32
	^Western Refining, Inc.	2,665	24
*,	^Verenium Corp.	6,349	14
	Alon USA Energy, Inc.	1,143	14
*	Pacific Ethanol, Inc.	5,392	11
	Delek US Holdings, Inc.	1,348	11

Energy Index Fund

		Market
		Value•
	Shares	($000)
Oil & Gas Storage & Transportation (3.3%)
Williams Cos., Inc.	327,153	10,106
Spectra Energy Corp.	354,649	9,384
El Paso Corp.	395,264	6,625
* Kinder Morgan
Management, LLC	39,307	2,182
Southern Union Co.	61,836	1,611
Overseas Shipholding
Group Inc.	17,653	1,266
Crosstex Energy, Inc.	24,948	813
General Maritime Corp.	19,842	490
* Enbridge Energy
Management LLC	8,870	448
*,^Cheniere Energy, Inc.	4,040	15
		730,741
Total Common Stocks
(Cost $805,311)		985,624
Temporary Cash Investment (0.0%)
[1,2] Vanguard Market Liquidity
Fund, 2.389%
(Cost $141)	140,900	141
Total Investments (99.3%)
(Cost $805,452)		985,765
Other Assets and Liabilities (0.7%)
Other Assets		18,900
Liabilities[2]		(11,548)
		7,352
Net Assets (100%)		993,117

At August 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	818,899
Undistributed Net Investment Income	7,020
Accumulated Net Realized Losses	(13,115)
Unrealized Appreciation (Depreciation)	180,313
Net Assets	993,117

Admiral Shares—Net Assets
Applicable to 2,709,374 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	148,104
Net Asset Value Per Share—
Admiral Shares	$54.66

ETF Shares—Net Assets
Applicable to 7,714,140 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	845,013
Net Asset Value Per Share—
ETF Shares	$109.54

•  See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $133,000.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  Includes $141,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Year Ended
August 31, 2008
($000)
Investment Income
Income
Dividends	11,310
Interest[1]	15
Security Lending	7
Total Income	11,332
Expenses
The Vanguard Group—Note B
Investment Advisory Services	54
Management and Administrative
Admiral Shares	315
ETF Shares	1,186
Marketing and Distribution
Admiral Shares	27
ETF Shares	191
Custodian Fees	22
Auditing Fees	23
Shareholders’ Reports
Admiral Shares	1
ETF Shares	56
Trustees’ Fees and Expenses	1
Total Expenses	1,876
Net Investment Income	9,456
Realized Net Gain (Loss) on
Investment Securities Sold	52,425
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	11,906
Net Increase (Decrease) in Net Assets
Resulting from Operations	73,787

Statement of Changes in Net Assets

	Year Ended August 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,456	6,565
Realized Net Gain (Loss)	52,425	3,965
Change in Unrealized Appreciation (Depreciation)	11,906	115,652
Net Increase (Decrease) in Net Assets Resulting from Operations	73,787	126,182
Distributions
Net Investment Income
Admiral Shares	(1,147)	(852)
ETF Shares	(6,303)	(4,184)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(7,450)	(5,036)
Capital Share Transactions
Admiral Shares	24,896	13,336
ETF Shares	130,701	213,757
Net Increase (Decrease) from Capital Share Transactions	155,597	227,093
Total Increase (Decrease)	221,934	348,239
Net Assets
Beginning of Period	771,183	422,944
End of Period[2]	993,117	771,183

1  Interest income from an affiliated company of the fund was $15,000.

2  Net Assets—End of Period includes undistributed net investment income of $7,020,000 and $5,014,000. See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

Admiral Shares

				Oct. 7,
				2004[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$50.36	$40.36	$36.29	$25.98
Investment Operations
Net Investment Income	.504	.501[2]	.46[2]	.588[2,3]
Net Realized and Unrealized Gain (Loss) on Investments	4.246	9.944	3.96	9.833
Total from Investment Operations	4.750	10.445	4.42	10.421
Distributions
Dividends from Net Investment Income	(.450)	(.445)	(.35)	(.111)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.450)	(.445)	(.35)	(.111)
Net Asset Value, End of Period	$54.66	$50.36	$40.36	$36.29

Total Return[4]	9.42%	26.03%	12.27%	40.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$148	$115	$83	$60
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%	0.28%	0.28%*
Ratio of Net Investment Income to Average Net Assets	0.99%	1.16%	1.20%	1.95%3,*
Portfolio Turnover Rate[5]	11%	15%	21%	16%

ETF Shares

				Sept. 23,
				2004[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$100.92	$80.90	$72.72	$49.24
Investment Operations
Net Investment Income	1.059	1.080[2]	.966[2]	1.169[2,6]
Net Realized and Unrealized Gain (Loss) on Investments	8.501	19.869	7.915	22.527
Total from Investment Operations	9.560	20.949	8.881	23.696
Distributions
Dividends from Net Investment Income	(.940)	(.929)	(.701)	(.216)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.940)	(.929)	(.701)	(.216)
Net Asset Value, End of Period	$109.54	$100.92	$80.90	$72.72

Total Return	9.47%	26.09%	12.31%	48.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$845	$656	$340	$182
Ratio of Total Expenses to Average Net Assets	0.20%	0.22%	0.25%	0.26%*
Ratio of Net Investment Income to Average Net Assets	1.04%	1.20%	1.23%	1.97%6,*
Portfolio Turnover Rate[5]	11%	15%	21%	16%

1  Inception.

2  Calculated based on average shares outstanding.

3  Net investment income per share and the ratio of net investment income to average net assets include $.163 and 0.52%, respectively, resulting from a cash payment received in connection with the merger of Chevron Corp. and Unocal Corp. in August 2005.

4  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

5  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

6  Net investment income per share and the ratio of net investment income to average net assets include $.324 and 0.52%, respectively, resulting from a cash payment received in connection with the merger of Chevron Corp. and Unocal Corp. in August 2005.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares were listed for trading on the American Stock Exchange through September 18, 2008, and on the NYSE Arca, Inc., thereafter; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2008, the fund had contributed capital of $82,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2008, the fund realized $62,294,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Energy Index Fund

For tax purposes, at August 31, 2008, the fund had $7,538,000 of ordinary income available for distribution. The fund had available realized losses of $12,978,000 to offset future net capital gains of $5,000 through August 31, 2013, $789,000 through August 31, 2014, $461,000 through August 31, 2015, $1,694,000 through August 31, 2016, and $10,029,000 through August 31, 2017.

At August 31, 2008, the cost of investment securities for tax purposes was $805,589,000. Net unrealized appreciation of investment securities for tax purposes was $180,176,000, consisting of unrealized gains of $189,507,000 on securities that had risen in value since their purchase and $9,331,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2008, the fund purchased $381,785,000 of investment securities and sold $230,272,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	58,522	1,041	43,071	931
Issued in Lieu of Cash Distributions	1,022	18	749	17
Redeemed[1]	(34,648)	(630)	(30,484)	(721)
Net Increase (Decrease)—Admiral Shares	24,896	429	13,336	227
ETF Shares
Issued	261,143	2,311	247,713	2,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(130,442)	(1,100)	(33,956)	(400)
Net Increase (Decrease)—ETF Shares	130,701	1,211	213,757	2,300

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

1  Net of redemption fees of $241,000 and $96,000 (fund totals).

Financials Index Fund

Fund Profile

As of August 31, 2008

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	493	500	2,481
Median Market Cap	$24.7B	$24.7B	$32.1B
Price/Earnings Ratio	19.0x	18.9x	16.8x
Price/Book Ratio	1.3x	1.3x	2.4x
Yield[3]		3.8%	2.0%
Admiral Shares	3.6%
ETF Shares	3.6%
Return on Equity	14.9%	14.9%	20.1%
Earnings Growth Rate	8.7%	8.9%	18.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	10%	—	—
Expense Ratio (8/31/2007)[4]		—	—
Admiral Shares	0.26%
ETF Shares	0.22%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.55
Beta	1.00	1.18

Industry Diversification (% of equity exposure)

Asset Management & Custody Banks	8.2%
Consumer Finance	3.7
Diversified Banks	8.7
Diversified REITs	1.1
Insurance Brokers	1.9
Investment Banking & Brokerage	9.2
Life & Health Insurance	6.9
Multiline Insurance	4.9
Office REITs	2.1
Other Diversified Financial Services	17.1
Property & Casualty Insurance	9.8
Regional Banks	8.5
Reinsurance	1.4
Residential REITs	1.9
Retail REITs	3.3
Specialized Finance	2.5
Specialized REITs	3.4
Thrifts & Mortgage Finance	2.7
Other Financials	2.7

Ten Largest Holdings[6] (% of total net assets)

Bank of America Corp.	6.6%
JPMorgan Chase & Co.	6.1
Citigroup, Inc.	4.6
Wells Fargo & Co.	4.4
The Goldman Sachs Group, Inc.	2.7
U.S. Bancorp	2.6
American International Group, Inc.	2.4
Merrill Lynch & Co., Inc.	2.0
American Express Co.	1.9
Morgan Stanley	1.9
Top Ten	35.2%

1  MSCI US IMI/Financials.

2  MSCI US IMI/2500.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  Expense ratios shown are from the prospectus dated December 10, 2007. Expense ratios for the fiscal year ended August 31, 2008, were 0.25% for Admiral Shares and 0.20% for ETF Shares.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6  The holdings listed exclude any temporary cash investments and equity index products.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Financials Index Fund ETF Shares Net Asset Value	–30.30%	–2.52%	$8,892
Financials Index Fund ETF Shares Market Price	–30.19	–2.55	8,880
MSCI US IMI/2500	–9.90	5.15	12,594
MSCI US IMI/Financials	–30.30	–2.37	8,956

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Financials Index Fund Admiral Shares[2]	–30.36%	–2.21%	$90,304
MSCI US IMI/2500	–9.90	5.83	129,586
MSCI US IMI/Financials	–30.30	–2.02	91,073

1  Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; February 4, 2004, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Financials Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2008

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2008
		Cumulative
		Since
	One Year	Inception
Financials Index Fund ETF Shares Market Price	–30.19%	–11.20%
Financials Index Fund ETF Shares Net Asset Value	–30.30	–11.08
MSCI US IMI/Financials	–30.30	–10.44

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		–38.72%	–4.08%
Net Asset Value		–38.79	–4.08
Admiral Shares[1]	2/4/2004	–38.85	–3.77

1  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights tables for dividend and capital gains information.

Financials Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Capital Markets (17.3%)
	The Goldman
	Sachs Group, Inc.	120,008	19,678
	Merrill Lynch & Co., Inc.	526,947	14,939
	Morgan Stanley	337,412	13,777
	Bank of New York
	Mellon Corp.	387,239	13,402
	State Street Corp.	144,390	9,771
	Charles Schwab Corp.	329,861	7,913
	Franklin Resources Corp.	55,959	5,848
	Northern Trust Corp.	67,194	5,402
	T. Rowe Price Group Inc.	83,463	4,954
	Ameriprise Financial, Inc.	75,199	3,380
	Invesco, Ltd.	131,192	3,362
	Lehman Brothers
	Holdings, Inc.	200,159	3,221
	Legg Mason Inc.	47,108	2,098
*	TD Ameritrade Holding Corp.	80,552	1,646
	Janus Capital Group Inc.	55,528	1,498
*	American Capital Ltd.	68,767	1,495
	Eaton Vance Corp.	37,180	1,328
*	Affiliated Managers
	Group, Inc.	13,878	1,321
	SEI Investments Co.	46,023	1,087
	Federated Investors, Inc.	30,910	1,034
	Raymond James Financial, Inc.	32,271	995
	Waddell & Reed Financial, Inc.	27,815	896
	Allied Capital Corp.	60,500	892
	Apollo Investment Corp.	47,800	846
	Jefferies Group, Inc.	37,663	724
*	E*TRADE Financial Corp.	176,017	563
*	Knight Capital Group, Inc.
	Class A	30,165	520
*	Investment Technology
	Group, Inc.	14,727	471
	Ares Capital Corp.	32,804	397
	Greenhill & Co., Inc.	5,453	360
	optionsXpress Holdings Inc.	14,198	328
	GFI Group Inc.	23,876	277
*	Stifel Financial Corp.	6,764	276
*,	^KBW Inc.	9,020	266
*	MF Global Ltd.	34,482	254
*	Piper Jaffray Cos., Inc.	6,375	242

	SWS Group, Inc.	8,777	177
*	FCStone Group, Inc.	8,387	175
	Calamos Asset
	Management, Inc.	7,208	154
	Capital Southwest Corp.	1,034	139
	Cohen & Steers, Inc.	4,713	137
*	LaBranche & Co. Inc.	18,476	119
*	TradeStation Group, Inc.	10,305	103
*	BGC Partners, Inc.	14,423	95
	BlackRock Kelso Capital Corp.	8,361	94
	Gamco Investors Inc. Class A	1,896	90
	MCG Capital Corp.	24,919	87
*	Penson Worldwide, Inc.	4,662	79
*	FBR Capital Markets Corp.	8,489	41
*	Thomas Weisel
	Partners Group, Inc.	2,857	17
			126,968
Commercial Banks (17.2%)
	Wells Fargo & Co.	1,062,071	32,149
	U.S. Bancorp	589,242	18,773
	Wachovia Corp.	731,076	11,617
	PNC Financial
	Services Group	117,142	8,428
	BB&T Corp.	184,753	5,543
	SunTrust Banks, Inc.	112,848	4,727
	Fifth Third Bancorp	174,884	2,760
	Regions Financial Corp.	234,431	2,173
	KeyCorp	164,119	1,971
	M & T Bank Corp.	24,169	1,724
	Comerica, Inc.	50,849	1,428
	National City Corp.	244,569	1,233
	Marshall & Ilsley Corp.	78,946	1,216
	UnionBanCal Corp.	16,328	1,203
	Cullen/Frost Bankers, Inc.	17,849	994
	Commerce Bancshares, Inc.	20,636	929
	Zions Bancorp	34,367	922
	Synovus Financial Corp.	94,767	872
	Valley National Bancorp	43,212	865
	Bank of Hawaii Corp.	16,332	864
	Huntington Bancshares Inc.	117,550	860
^	Popular, Inc.	89,717	731
	Associated Banc-Corp.	40,877	715
	First Horizon National Corp.	63,088	708
	City National Corp.	13,822	684
	Fulton Financial Corp.	58,593	625
*	SVB Financial Group	11,045	619
	TCF Financial Corp.	38,353	604
	BancorpSouth, Inc.	25,087	577
	FirstMerit Corp.	27,166	550
	Wilmington Trust Corp.	22,848	536
	UMB Financial Corp.	9,765	508
	Westamerica Bancorporation	9,758	500
	International Bancshares Corp.	18,531	479
	Whitney Holdings Corp.	21,654	469
	Susquehanna Bancshares, Inc.	28,716	459
	Prosperity Bancshares, Inc.	13,418	429
	Colonial BancGroup, Inc.	64,978	411
	Hancock Holding Co.	7,968	391
	Old National Bancorp	22,349	389
	Webster Financial Corp.	17,729	378
	Glacier Bancorp, Inc.	17,207	367

	First Midwest Bancorp, Inc.	16,340	366
	United Bankshares, Inc.	13,910	358
	BOK Financial Corp.	7,953	346
	National Penn Bancshares Inc.	24,084	344
	F.N.B. Corp.	29,070	340
	Trustmark Corp.	16,407	315
^	PrivateBancorp, Inc.	9,893	303
*	Signature Bank	10,035	297
^	Umpqua Holdings Corp.	20,223	282
^	Cathay General Bancorp	14,126	273
	S & T Bancorp, Inc.	7,916	266
	East West Bancorp, Inc.	21,251	265
	NBT Bancorp, Inc.	10,359	260
	First Financial Bankshares, Inc.	5,284	259
	First Commonwealth
	Financial Corp.	22,136	253
	First BanCorp Puerto Rico	26,544	251
	MB Financial, Inc.	8,942	249
	Sterling Bancshares, Inc.	24,591	242
*	Investors Bancorp, Inc.	16,391	240
	First Citizens BancShares
	Class A	1,563	232
	City Holding Co.	5,539	232
	Park National Corp.	3,775	231
	CVB Financial Corp.	21,090	227
	Pacific Capital Bancorp	14,752	217
	Community Bank System, Inc.	9,517	215
	Chemical Financial Corp.	7,272	210
	UCBH Holdings, Inc.	35,199	206
	PacWest Bancorp	8,927	202
	IBERIABANK Corp.	3,670	199
	WesBanco, Inc.	7,589	188
	Wintrust Financial Corp.	7,879	183
	Sterling Financial Corp.	17,437	178
	The South Financial
	Group, Inc.	24,573	167
	Boston Private Financial
	Holdings, Inc.	18,308	164
^	Frontier Financial Corp.	14,137	158
	Community Trust Bancorp Inc.	4,554	153
	United Community Banks, Inc.	12,890	152
	Harleysville National Corp.	10,031	147
	Independent Bank Corp. (MA)	5,235	145
	First Financial Corp. (IN)	3,377	140
	First Financial Bancorp	10,601	138
*	Texas Capital Bancshares, Inc.	8,584	134
	TowneBank	6,846	134
^	First Busey Corp.	9,093	129
	Renasant Corp.	6,764	128
	Oriental Financial Group Inc.	7,270	126
*	Pinnacle Financial
	Partners, Inc.	4,926	125
	Citizens Banking Corp.	31,827	117
	Central Pacific Financial Co.	9,659	115
	S.Y. Bancorp, Inc.	3,940	111
	Simmons First National Corp.	3,795	108
	Univest Corp. of Pennsylvania	3,700	107
	First Merchants Corp.	5,448	105
	First Community

	Bancshares, Inc.	3,222	103
	BancFirst Corp.	2,116	102
	Tompkins Trustco, Inc.	2,229	101
*	Guaranty Bancorp	17,821	100
	Union Bankshares Corp.	4,333	98
	Sandy Spring Bancorp, Inc.	5,458	98
	First Source Corp.	4,490	97
	Bank of the Ozarks, Inc.	4,287	96
	Washington Trust Bancorp, Inc.	3,805	93
	Republic Bancorp, Inc. Class A	3,015	89
	Nara Bancorp, Inc.	7,810	85
*,	^Western Alliance Bancorp	6,541	85

Financials Index Fund

			Market
			Value•
		Shares	($000)
^	Capital City Bank Group, Inc.	3,499	85
	Columbia Banking System, Inc.	6,003	84
	Heartland Financial USA, Inc.	3,864	83
*	Northfield Bancorp, Inc.	6,849	83
^	Provident Bankshares Corp.	10,513	81
	Wilshire Bancorp Inc.	5,873	80
	Capitol Bancorp Ltd.	4,899	75
	TriCo Bancshares	4,578	75
	CoBiz Inc.	6,203	66
	Hanmi Financial Corp.	12,909	66
	Amcore Financial, Inc.	6,995	62
	Old Second Bancorp, Inc.	3,611	61
	Cascade Bancorp	7,474	60
	City Bank Lynnwood (WA)	4,515	55
	West Coast Bancorp	4,883	54
	Independent Bank Corp. (MI)	6,842	51
^	Seacoast Banking
	Corp. of Florida	4,768	42
	Integra Bank Corp.	6,433	41
	Banner Corp.	3,679	39
	Midwest Banc Holdings, Inc.	6,854	38
	First State Bancorporation	6,621	38
*	Virginia Commerce
	Bancorp, Inc.	6,726	35
	Great Southern Bancorp, Inc.	2,861	30
	W Holding Co., Inc.	38,341	24
	Taylor Capital Group, Inc.	1,947	21
			125,988
Consumer Finance (3.7%)
	American Express Co.	352,991	14,007
	Capital One Financial Corp.	127,069	5,609
*	SLM Corp.	157,691	2,604
	Discover Financial Services	145,913	2,400
	Cash America
	International Inc.	9,884	409
*,	^AmeriCredit Corp.	38,637	409
*	World Acceptance Corp.	5,186	202
*	EZCORP, Inc.	11,562	180
*	First Cash Financial
	Services, Inc.	9,308	173
	Student Loan Corp.	1,352	159
*	Dollar Financial Corp.	8,108	148
	Nelnet, Inc.	6,482	102
	The First Marblehead Corp.	21,456	88
	Advance America, Cash
	Advance Centers, Inc.	15,414	76
	Advanta Corp. Class B	9,601	73
*	Credit Acceptance Corp.	3,525	59
*	Cardtronics Inc.	4,485	35
*	CompuCredit Corp.	5,341	28
	Advanta Corp. Class A	2,726	18
			26,779
Diversified Financial Services (20.2%)
	Bank of America Corp.	1,543,381	48,061
	JPMorgan Chase & Co.	1,169,041	44,996
	Citigroup, Inc.	1,777,246	33,750

	CME Group, Inc.	20,514	6,880
	Leucadia National Corp.	63,064	2,919
	Moody’s Corp.	70,402	2,863
	NYSE Euronext	44,766	1,817
*	IntercontinentalExchange Inc.	19,056	1,677
*	Nasdaq Stock Market Inc.	47,373	1,549
	CIT Group Inc.	95,492	985
*	MSCI, Inc.-Class A Shares	23,710	708
*	Interactive Brokers Group, Inc.	13,932	380
*	PHH Corp.	18,257	278
*	PICO Holdings, Inc.	5,761	274
*	Portfolio Recovery
	Associates, Inc.	5,155	219
	Financial Federal Corp.	8,283	207
*	NewStar Financial, Inc.	11,658	103
*	MarketAxess Holdings, Inc.	9,888	99
	Compass Diversified Trust	7,381	95
	Resource America, Inc.	5,331	66
	Life Partners Holdings	1,981	57
*	Asset Acceptance Capital Corp.	5,031	55
*	Primus Guaranty, Ltd.	8,369	42
	ASTA Funding, Inc.	3,418	28
			148,108
Insurance (24.8%)
	American International
	Group, Inc.	811,407	17,437
	MetLife, Inc.	240,482	13,034
*	Berkshire Hathaway Inc.
	Class B	3,339	13,029
	Prudential Financial, Inc.	146,899	10,828
	AFLAC Inc.	160,902	9,123
	The Travelers Cos., Inc.	204,649	9,037
	The Allstate Corp.	177,104	7,993
	The Hartford Financial
	Services Group Inc.	106,545	6,721
	The Chubb Corp.	123,679	5,938
*	Ace Ltd.	112,723	5,930
	Marsh & McLennan Cos., Inc.	173,096	5,527
	Loews Corp.	110,714	4,808
	Lincoln National Corp.	87,688	4,451
	Aon Corp.	90,946	4,319
	Progressive Corp. of Ohio	218,041	4,027
	The Principal Financial
	Group, Inc.	87,394	4,002
	Unum Group	117,430	2,984
	Genworth Financial Inc.	146,390	2,350
	XL Capital Ltd. Class A	102,779	2,066
	Safeco Corp.	30,369	2,053
	Assurant, Inc.	33,899	1,981
	Torchmark Corp.	30,345	1,813
	Everest Re Group, Ltd.	20,963	1,722
	Willis Group Holdings Ltd.	47,718	1,642
	Axis Capital Holdings Ltd.	47,803	1,598
	Cincinnati Financial Corp.	52,396	1,553
	White Mountains
	Insurance Group Inc.	2,754	1,302
	PartnerRe Ltd.	18,294	1,261
*	Philadelphia Consolidated
	Holding Corp.	20,721	1,238

	W.R. Berkley Corp.	51,649	1,217
*	Markel Corp.	3,198	1,183
^	MBIA, Inc.	68,162	1,106
*	Arch Capital Group Ltd.	15,105	1,054
	RenaissanceRe Holdings Ltd.	20,684	1,049
	HCC Insurance Holdings, Inc.	38,833	978
	Fidelity National
	Financial, Inc. Class A	69,318	972
	The Hanover Insurance
	Group Inc.	17,544	829
	Arthur J. Gallagher & Co.	31,098	823
	Brown & Brown, Inc.	40,369	819
	Protective Life Corp.	22,528	817
	StanCorp Financial Group, Inc.	16,567	812
	Old Republic
	International Corp.	74,029	809
	Nationwide Financial
	Services, Inc.	15,554	800
	Aspen Insurance
	Holdings Ltd.	28,254	766
	American Financial Group, Inc.	24,974	712
	First American Corp.	26,338	666
^	Ambac Financial Group, Inc.	91,943	658
	Platinum Underwriters
	Holdings, Ltd.	16,629	601
*	Alleghany Corp.	1,829	585
	IPC Holdings Ltd.	18,095	573
	Endurance Specialty
	Holdings Ltd.	17,324	565
*	Conseco, Inc.	62,819	563
*	ProAssurance Corp.	10,375	559
	Transatlantic Holdings, Inc.	9,009	541
	Hilb, Rogal and Hamilton Co.	11,848	540
	Erie Indemnity Co. Class A	11,606	537
	Allied World Assurance
	Holdings, Ltd.	13,223	511
	Reinsurance Group of
	America, Inc.	10,539	508
	Montpelier Re Holdings Ltd.	31,145	504
	Zenith National
	Insurance Corp.	12,511	478
	Mercury General Corp.	9,222	470
	The Phoenix Cos., Inc.	36,655	437
	Selective Insurance Group	17,955	433
	Unitrin, Inc.	16,341	417
	Max Re Capital Ltd.	15,342	399
*	Argo Group International
	Holdings	10,327	388
	Odyssey Re Holdings Corp.	10,068	380
	Delphi Financial Group, Inc.	14,018	376
	Assured Guaranty Ltd.	23,069	375
	R.L.I. Corp.	6,317	353
*	Enstar Group Ltd.	2,719	319
	Employers Holdings, Inc.	16,774	291
	Infinity Property &
	Casualty Corp.	5,508	256
	National Financial
	Partners Corp.	12,605	254
*	Navigators Group, Inc.	4,574	240

	United Fire & Casualty Co.	7,289	217
	Horace Mann Educators Corp.	13,619	203
	Safety Insurance Group, Inc.	4,645	200
	National Western Life
	Insurance Co. Class A	813	195
	Harleysville Group, Inc.	5,150	187
	OneBeacon Insurance
	Group Ltd.	8,093	173
*	Hilltop Holdings Inc.	15,099	157
	American Equity Investment
	Life Holding Co.	16,827	155
*	FPIC Insurance Group, Inc.	2,949	152
	State Auto Financial Corp.	4,784	148
	Tower Group, Inc.	6,999	147
	Flagstone Reinsurance
	Holdings Ltd.	11,432	141
	Presidential Life Corp.	7,571	136
*	Greenlight Capital Re. Ltd.	6,561	134
	Castlepoint Holdings Ltd.	11,656	132
	American Physicians
	Capital, Inc.	3,105	131
	Amtrust Financial Services Inc.	8,995	126
	FBL Financial Group, Inc.
	Class A	4,894	112
*	United America
	Indemnity, Ltd.	7,224	110
	Stewart Information
	Services Corp.	5,645	106
*	CNA Surety Corp.	5,873	94

Financials Index Fund

			Market
			Value•
		Shares	($000)
	LandAmerica Financial
	Group, Inc.	5,061	87
	Kansas City Life Insurance Co.	1,651	79
*	Darwin Professional
	Underwriters, Inc.	2,331	74
*	eHealth, Inc.	4,944	73
	Donegal Group Inc. Class A	4,035	73
	Baldwin & Lyons, Inc. Class B	2,602	55
	National Interstate Corp.	1,883	37
*	First Acceptance Corp.	6,025	20
			181,944
Real Estate Investment Trusts (REITs) (13.5%)
	Simon Property
	Group, Inc. REIT	76,090	7,219
	Vornado Realty Trust REIT	46,748	4,650
	Boston Properties, Inc. REIT	40,462	4,146
	Equity Residential REIT	91,257	3,851
	ProLogis REIT	88,749	3,822
	Public Storage, Inc. REIT	42,855	3,785
	HCP, Inc. REIT	84,108	3,046
	Plum Creek Timber Co. Inc.
	REIT	57,857	2,871
	Kimco Realty Corp. REIT	77,016	2,860
	Annaly Mortgage
	Management Inc. REIT	178,753	2,674
	Avalonbay
	Communities, Inc. REIT	26,192	2,619
	Host Hotels &
	Resorts Inc. REIT	168,129	2,404
	Ventas, Inc. REIT	46,768	2,124
	General Growth
	Properties Inc. REIT	81,577	2,115
	SL Green Realty Corp. REIT	19,730	1,697
	Health Care Inc. REIT	30,431	1,579
	The Macerich Co. REIT	24,447	1,514
	Federal Realty
	Investment Trust REIT	19,898	1,510
	AMB Property Corp. REIT	33,118	1,503
	Regency Centers Corp. REIT	23,581	1,461
	Developers Diversified
	Realty Corp. REIT	40,392	1,354
	Duke Realty Corp. REIT	49,444	1,238
	Rayonier Inc. REIT	26,549	1,194
	Liberty Property Trust REIT	31,437	1,187
	Alexandria Real Estate
	Equities, Inc. REIT	10,887	1,173
	Nationwide Health
	Properties, Inc. REIT	32,707	1,126
	UDR, Inc. REIT	44,273	1,097
	Apartment Investment &
	Management Co.
	Class A REIT	30,292	1,074
	Digital Realty Trust, Inc. REIT	22,887	1,050
	Essex Property Trust, Inc. REIT	8,700	1,021
	Mack-Cali Realty Corp. REIT	22,167	896
^	Realty Income Corp. REIT	34,277	880

	Camden Property Trust REIT	17,828	870
	Taubman Co. REIT	17,793	864
	Weingarten Realty
	Investors REIT	25,480	842
	BRE Properties Inc.
	Class A REIT	17,293	834
	Senior Housing
	Properties Trust REIT	37,806	820
	CapitalSource Inc. REIT	62,908	791
	Douglas Emmett, Inc. REIT	32,452	768
	Hospitality Properties
	Trust REIT	31,677	718
	Highwood Properties,
	Inc. REIT	19,297	700
	BioMed Realty Trust, Inc. REIT	24,134	646
	Corporate Office Properties
	Trust, Inc. REIT	16,036	627
	Potlatch Corp. REIT	13,306	621
	Entertainment Properties
	Trust REIT	11,115	603
	Washington REIT	16,673	589
	HRPT Properties Trust REIT	76,119	577
	Home Properties, Inc. REIT	10,685	564
	National Retail
	Properties REIT	24,512	556
	Kilroy Realty Corp. REIT	11,102	556
	Brandywine Realty Trust REIT	29,381	511
	Healthcare Realty
	Trust Inc. REIT	17,162	492
	Post Properties, Inc. REIT	14,816	466
	CBL & Associates
	Properties, Inc. REIT	21,068	457
	Mid-America Apartment
	Communities, Inc. REIT	8,700	436
	Tanger Factory Outlet
	Centers, Inc. REIT	10,623	426
	DCT Industrial Trust Inc. REIT	56,843	424
	Omega Healthcare
	Investors, Inc. REIT	23,280	415
	American Campus
	Communities, Inc. REIT	13,472	409
	Extra Space
	Storage Inc. REIT	25,449	401
	Equity Lifestyle
	Properties, Inc. REIT	7,872	391
	MFA Mortgage
	Investments, Inc. REIT	57,307	390
	EastGroup
	Properties, Inc. REIT	8,398	373
	Cousins Properties, Inc. REIT	14,925	373
	LaSalle Hotel Properties REIT	13,591	354
^	First Industrial
	Realty Trust REIT	14,720	347
	Lexington Realty Trust REIT	21,212	316
	Inland Real Estate Corp. REIT	19,935	300
	DiamondRock
	Hospitality Co. REIT	32,110	296
	Colonial Properties Trust REIT	15,190	287
	Equity One, Inc. REIT	13,669	287

	Sovran Self Storage, Inc. REIT	7,347	283
	PS Business Parks, Inc. REIT	5,235	282
	National Health Investors REIT	8,459	277
	Pennsylvania REIT	13,260	263
*	Alexander’s, Inc. REIT	679	261
	Franklin Street
	Properties Corp. REIT	20,200	257
	iStar Financial Inc. REIT	44,957	251
	Acadia Realty Trust REIT	10,340	246
	Sunstone Hotel
	Investors, Inc. REIT	17,278	245
	Medical Properties
	Trust Inc. REIT	21,713	240
	Strategic Hotels and
	Resorts, Inc. REIT	25,219	233
	Saul Centers, Inc. REIT	4,851	222
	Capstead Mortgage
	Corp. REIT	18,179	213
	DuPont Fabros
	Technology Inc.	12,014	211
	U-Store-It Trust REIT	16,585	207
	Investors Real Estate
	Trust REIT	19,105	197
	Cedar Shopping
	Centers, Inc. REIT	14,874	195
	Parkway Properties Inc. REIT	5,109	184
	Anworth Mortgage
	Asset Corp. REIT	27,681	181
	LTC Properties, Inc. REIT	6,578	177
	Ashford Hospitality Trust REIT	38,519	175
	FelCor Lodging
	Trust, Inc. REIT	21,141	169
^	Redwood Trust, Inc. REIT	8,682	163
	Maguire Properties, Inc. REIT	12,770	145
	Ramco-Gershenson
	Properties Trust REIT	6,225	144
	NorthStar Realty
	Finance Corp. REIT	19,877	142
	Universal Health
	Realty Income REIT	3,763	138
	First Potomac REIT	8,188	136
	Getty Realty
	Holding Corp. REIT	6,194	130
	Glimcher Realty Trust REIT	12,594	127
	Newcastle Investment
	Corp. REIT	17,953	125
	Anthracite Capital Inc. REIT	21,387	120
	CapLease, Inc. REIT	14,300	118
	RAIT Financial Trust REIT	19,436	115
	Kite Realty Group Trust REIT	9,294	113
	Sun Communities, Inc. REIT	5,613	108
	Education Realty
	Trust, Inc. REIT	9,445	104
	Gramercy Capital Corp. REIT	14,567	98
	Urstadt Biddle Properties
	Class A REIT	5,675	97
	Friedman, Billings,
	Ramsey Group, Inc. REIT	46,337	85
	Chimera Investment Corp.	11,543	73

^	Arbor Realty Trust, Inc. REIT	6,537	58
	Capital Trust Class A REIT	4,633	56
	JER Investors Trust Inc. REIT	8,054	46
^	Thornburg Mortgage,
	Inc. REIT	73,604	32
	Urstadt Biddle Properties REIT	1,078	19
	Crystal River Capital Inc. REIT	8,025	19
			98,917
Real Estate Management & Development (0.5%)
^	The St. Joe Co.	31,019	1,156
*	CB Richard Ellis Group, Inc.	61,466	803
	Forest City Enterprise Class A	21,125	608
	Jones Lang LaSalle Inc.	10,764	536
*	Forestar Real
	Estate Group, Inc.	11,937	241
*	Tejon Ranch Co.	4,309	147
*	Avatar Holding, Inc.	1,830	58
	Grubb & Ellis Co.	13,765	48
*	Meruelo Maddux
	Properties Inc.	13,853	19
*	FX Real Estate and
	Entertainment Inc.	3,139	4
			3,620
Thrifts & Mortgage Finance (2.7%)
	Hudson City Bancorp, Inc.	157,750	2,909
	Fannie Mae	364,539	2,493
	People’s United
	Financial Inc.	116,502	2,088
	New York Community
	Bancorp, Inc.	109,670	1,808

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Sovereign Bancorp, Inc.	183,586	1,773
^	Washington Mutual, Inc.	304,404	1,233
	Freddie Mac	218,001	983
	Astoria Financial Corp.	27,440	600
	First Niagara Financial
	Group, Inc.	35,373	529
	Washington Federal Inc.	29,496	508
	TFS Financial Corp.	39,310	480
	NewAlliance Bancshares, Inc.	32,963	452
	MGIC Investment Corp.	42,425	357
	Capitol Federal Financial	7,522	329
	Provident Financial
	Services Inc.	18,051	275
	TrustCo Bank NY	25,516	250
	Brookline Bancorp, Inc.	19,662	202
	Bank Mutual Corp.	16,015	193
	Northwest Bancorp, Inc.	6,517	181
	Provident New York
	Bancorp, Inc.	12,126	168
	Dime Community Bancshares	8,002	131
*	Beneficial Mutual
	Bancorp, Inc.	11,149	129
	WSFS Financial Corp.	2,111	113
	Radian Group, Inc.	26,706	102
	BankFinancial Corp.	6,701	100
	Kearny Financial Corp.	7,147	99
	The PMI Group Inc.	27,010	97
*	Ocwen Financial Corp.	12,546	87
	First Financial Holdings, Inc.	3,731	82
*	Oritani Financial Corp.	4,742	80
*	First Federal Financial Corp.	4,654	73
	ViewPoint Financial Group	3,791	62
*	Guaranty Financial Group, Inc.	11,731	56
	Flagstar Bancorp, Inc.	11,897	53
	First Place Financial Corp.	4,800	49
	Roma Financial Corp.	3,172	48
	Anchor Bancorp
	Wisconsin Inc.	5,921	45
^	Corus Bankshares Inc.	10,834	43
*	Waterstone Financial, Inc.	3,114	31
	United Community
	Financial Corp.	8,245	30
	TierOne Corp.	4,952	28
	BankAtlantic Bancorp, Inc.
	Class A	14,309	27
^	Downey Financial Corp.	6,751	15
			19,391

Total Common Stocks
(Cost $926,833)		731,715
Temporary Cash Investment (0.5%)
[1,2] Vanguard Market Liquidity
Fund, 2.389%
(Cost $3,726)	3,725,903	3,726
Total Investments (100.4%)
(Cost $930,559)		735,441
Other Assets and Liabilities (–0.4%)
Other Assets		12,987
Liabilities[2]		(15,716)
		(2,729)
Net Assets (100%)		732,712

At August 31, 2008, net assets consisted of:
		Amount
		($000)
Paid-in Capital		937,849
Undistributed Net Investment Income		3,901
Accumulated Net Realized Losses		(13,920)
Unrealized Appreciation (Depreciation)		(195,118)
Net Assets		732,712

Admiral Shares—Net Assets
Applicable to 3,994,625 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		81,427
Net Asset Value Per Share—
Admiral Shares		$20.38

ETF Shares—Net Assets
Applicable to 16,015,863 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		651,285
Net Asset Value Per Share—
ETF Shares		$40.66

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $3,558,000.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  Includes $3,726,000 of collateral received for securities on loan. REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Year Ended
August 31, 2008
($000)
Investment Income
Income
Dividends	16,726
Interest[1]	16
Security Lending	11
Total Income	16,753
Expenses
The Vanguard Group—Note B
Investment Advisory Services	44
Management and Administrative
Admiral Shares	85
ETF Shares	627
Marketing and Distribution
Admiral Shares	9
ETF Shares	108
Custodian Fees	97
Auditing Fees	24
Shareholders’ Reports
Admiral Shares	1
ETF Shares	23
Trustees’ Fees and Expenses	1
Total Expenses	1,019
Net Investment Income	15,734
Realized Net Gain (Loss) on
Investment Securities Sold	(5,892)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(183,247)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(173,405)

Statement of Changes in Net Assets

	Year Ended August 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,734	6,347
Realized Net Gain (Loss)	(5,892)	7,622
Change in Unrealized Appreciation (Depreciation)	(183,247)	(20,258)
Net Increase (Decrease) in Net Assets Resulting from Operations	(173,405)	(6,289)
Distributions
Net Investment Income
Admiral Shares	(1,097)	(272)
ETF Shares	(12,437)	(5,087)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(13,534)	(5,359)
Capital Share Transactions
Admiral Shares	78,669	11,614
ETF Shares	540,089	168,244
Net Increase (Decrease) from Capital Share Transactions	618,758	179,858
Total Increase (Decrease)	431,819	168,210
Net Assets
Beginning of Period	300,893	132,683
End of Period[2]	732,712	300,893

1  Interest income from an affiliated company of the fund was $16,000.

2  Net Assets—End of Period includes undistributed net investment income of $3,901,000 and $1,701,000. See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

Admiral Shares

					Feb. 4,
					2004[1] to
	Year Ended August 31,				Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$30.10	$29.86	$26.36	$25.35	$24.90
Investment Operations
Net Investment Income	.700[2]	.770[2]	.716[2]	.660[2]	.310
Net Realized and Unrealized Gain
(Loss) on Investments	(9.699)	.145	3.392	1.086	.140
Total from Investment Operations	(8.999)	.915	4.108	1.746	.450
Distributions
Dividends from Net Investment Income	(.721)	(.675)	(.608)	(.736)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.721)	(.675)	(.608)	(.736)	—
Net Asset Value, End of Period	$20.38	$30.10	$29.86	$26.36	$25.35

Total Return[3]	–30.36%	2.95%	15.76%	6.88%	1.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$81	$19	$8	$3	$1
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%	0.28%	0.28%	0.28%[4]
Ratio of Net Investment Income to
Average Net Assets	3.06%	2.37%	2.49%	2.59%	2.38%[4]
Portfolio Turnover Rate[5]	10%	12%	6%	6%	9%

ETF Shares

					Jan. 26,
					2004[1] to
	Year Ended August 31,				Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$60.04	$59.57	$52.57	$50.57	$50.51
Investment Operations
Net Investment Income	1.449[2]	1.557[2]	1.430[2]	1.316[2]	.700
Net Realized and Unrealized Gain
(Loss) on Investments	(19.368)	.282	6.800	2.160	(.640)
Total from Investment Operations	(17.919)	1.839	8.230	3.476	.060
Distributions
Dividends from Net Investment Income	(1.461)	(1.369)	(1.230)	(1.476)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.461)	(1.369)	(1.230)	(1.476)	—
Net Asset Value, End of Period	$40.66	$60.04	$59.57	$52.57	$50.57

Total Return	–30.30%	2.97%	15.82%	6.85%	0.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$651	$282	$125	$53	$20
Ratio of Total Expenses to Average Net Assets	0.20%	0.22%	0.25%	0.26%	0.28%[4]
Ratio of Net Investment Income to
Average Net Assets	3.11%	2.41%	2.52%	2.61%	2.38%[4]
Portfolio Turnover Rate[5]	10%	12%	6%	6%	9%

1  Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

4  Annualized.

5  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units. See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares were listed for trading on the American Stock Exchange through September 18, 2008, and on the NYSE Arca, Inc., thereafter; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2008, the fund had contributed capital of $59,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Financials Index Fund

During the year ended August 31, 2008, the fund realized $7,014,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2008, the fund had $4,144,000 of ordinary income available for distribution. The fund had available realized losses of $9,066,000 to offset future net capital gains of $85,000 through August 31, 2014, $11,000 through August 31, 2015, $1,312,000 through August 31, 2016, and $7,658,000 through August 31, 2017.

At August 31, 2008, the cost of investment securities for tax purposes was $935,413,000. Net unrealized depreciation of investment securities for tax purposes was $199,972,000, consisting of unrealized gains of $9,827,000 on securities that had risen in value since their purchase and $209,799,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2008, the fund purchased $724,470,000 of investment securities and sold $104,319,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	96,727	4,152	17,304	546
Issued in Lieu of Cash Distributions	889	39	234	7
Redeemed[1]	(18,947)	(817)	(5,924)	(186)
Net Increase (Decrease)—Admiral Shares	78,669	3,374	11,614	367
ETF Shares
Issued	592,724	12,516	213,622	3,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(52,635)	(1,200)	(45,378)	(700)
Net Increase (Decrease)—ETF Shares	540,089	11,316	168,244	2,600

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

1  Net of redemption fees of $200,000 and $53,000 (fund totals).

Health Care Index Fund

Fund Profile

As of August 31, 2008

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	284	284	2,481
Median Market Cap	$42.2B	$42.2B	$32.1B
Price/Earnings Ratio	21.9x	21.9x	16.8x
Price/Book Ratio	3.3x	3.3x	2.4x
Yield[3]		1.7%	2.0%
Admiral Shares	1.4%
ETF Shares	1.5%
Return on Equity	20.6%	20.6%	20.1%
Earnings Growth Rate	16.4%	16.4%	18.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Expense Ratio (8/31/2007)[4]		—	—
Admiral Shares	0.26%
ETF Shares	0.22%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.43
Beta	1.00	0.64

Industry Diversification (% of equity exposure)

Biotechnology	16.7%
Health Care Distributors	3.2
Health Care Equipment	17.8
Health Care Facilities	1.4
Health Care Services	4.8
Health Care Supplies	1.0
Life Sciences Tools & Services	5.0
Managed Health Care	7.0
Pharmaceuticals	42.3
Other Health Care	0.8

Ten Largest Holdings[6] (% of total net assets)

Johnson & Johnson	11.4%
Pfizer Inc.	7.4
Abbott Laboratories	5.1
Merck & Co., Inc.	4.4
Amgen, Inc.	3.9
Medtronic, Inc.	3.5
Wyeth	3.3
Gilead Sciences, Inc.	2.8
Eli Lilly & Co.	2.7
Genentech, Inc.	2.7
Top Ten	47.2%

1  MSCI US IMI/Health Care.

2  MSCI US IMI/2500.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  Expense ratios shown are from the prospectus dated December 10, 2007. Expense ratios for the fiscal year ended August 31, 2008, were 0.25% for Admiral Shares and 0.20% for ETF Shares.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6  The holdings listed exclude any temporary cash investments and equity index products.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Health Care Index Fund ETF Shares Net Asset Value	–2.55%	3.55%	$11,737
Health Care Index Fund ETF Shares Market Price	–2.40	3.54	11,735
MSCI US IMI/2500	–9.90	5.15	12,594
MSCI US IMI/Health Care	–2.34	3.78	11,857

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Health Care Index Fund Admiral Shares[2]	–2.59%	3.51%	$117,066
MSCI US IMI/2500	–9.90	5.79	129,301
MSCI US IMI/Health Care	–2.34	3.77	118,443

1  Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; February 5, 2004, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Health Care Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2008

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2008
		Cumulative
		Since
	One Year	Inception
Health Care Index Fund ETF Shares Market Price	–2.40%	17.35%
Health Care Index Fund ETF Shares Net Asset Value	–2.55	17.37
MSCI US IMI/Health Care	–2.34	18.57

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		–10.88%	1.88%
Net Asset Value		–10.88	1.88
Admiral Shares[1]	2/5/2004	–10.94	1.84

1  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Note: See Financial Highlights tables for dividend and capital gains information.

Health Care Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)
Biotechnology (16.6%)
*	Amgen, Inc.	467,803	29,401
*	Gilead Sciences, Inc.	396,342	20,879
*	Genentech, Inc.	203,210	20,067
*	Celgene Corp.	187,326	12,982
*	Genzyme Corp.	114,911	8,998
*	Biogen Idec Inc.	124,667	6,349
*	Cephalon, Inc.	28,988	2,221
*	ImClone Systems, Inc.	25,908	1,668
*	Vertex Pharmaceuticals, Inc.	60,439	1,623
*	Alexion Pharmaceuticals, Inc.	31,437	1,417
*	Myriad Genetics, Inc.	19,206	1,310
*	Amylin Pharmaceuticals, Inc.	58,957	1,296
*	BioMarin Pharmaceutical Inc.	42,384	1,277
*	OSI Pharmaceuticals, Inc.	24,936	1,259
*	United Therapeutics Corp.	9,726	1,032
*	Onyx Pharmaceuticals, Inc.	23,681	968
*	Isis Pharmaceuticals, Inc.	41,055	726
*	Regeneron
	Pharmaceuticals, Inc.	26,301	571
*	Alkermes, Inc.	42,698	571
*	Cubist Pharmaceuticals, Inc.	24,038	530
*	Savient Pharmaceuticals Inc.	22,948	522
*	Celera Corp.	34,119	478
*	Martek Biosciences Corp.	14,091	471
	PDL BioPharma Inc.	38,381	463
*	Cepheid, Inc.	23,809	443
*	Acorda Therapeutics Inc.	15,098	425
*	Alnylam Pharmaceuticals Inc.	14,006	415
*	Human Genome Sciences, Inc.	55,117	408
*	Medarex, Inc.	51,957	383
*	Incyte Corp.	36,902	378
*	Rigel Pharmaceuticals, Inc.	15,460	366
*	CV Therapeutics, Inc.	26,123	300
*	Seattle Genetics, Inc.	26,587	296
*	Theravance, Inc.	19,978	272
*,	^InterMune Inc.	13,383	254
*	Abraxis BioScience	3,452	254
*	Cougar Biotechnology Inc.	7,116	245
*,	^Dendreon Corp.	40,126	236
*	Allos Therapeutics Inc.	23,852	223
*	Halozyme Therapeutics Inc.	28,499	222
*	Arena Pharmaceuticals, Inc.	31,036	188

*	Progenics
	Pharmaceuticals, Inc.	11,478	158
*	Array BioPharma Inc.	19,278	158
*	Momenta
	Pharmaceuticals, Inc.	10,922	157
*	Sangamo BioSciences, Inc.	15,455	154
*	Geron Corp.	32,763	150
*	Nabi Biopharmaceuticals	25,713	148
*	Zymogenetics, Inc.	17,599	147
*	Omrix Biopharmaceuticals, Inc.	6,178	142
*	Genomic Health, Inc.	6,185	138
*	Ligand Pharmaceuticals Inc.
	Class B	38,503	130
*	GTx, Inc.	6,753	120
*	XOMA Ltd.	56,637	117
*,	^Osiris Therapeutics, Inc.	6,436	99
*	Neurocrine Biosciences, Inc.	16,646	86
*	Affymax Inc.	4,576	86
*	Orexigen Therapeutics Inc.	7,356	86
*,	^Opko Health, Inc.	34,453	72
*	Lexicon Pharmaceuticals Inc.	32,311	60
*	Senomyx, Inc.	13,263	56
*	Amicus Therapeutics, Inc.	3,394	47
*	Emergent BioSolutions Inc.	2,700	37
*	MannKind Corp.	4,156	14
*	Indevus Pharmaceuticals, Inc.	4,500	10
*	Acadia Pharmaceuticals Inc.	2,238	6
			124,765
Health Care Equipment & Supplies (18.8%)
	Medtronic, Inc.	482,489	26,344
	Baxter International, Inc.	269,504	18,262
	Covidien Ltd.	212,985	11,516
	Becton, Dickinson & Co.	104,950	9,170
	Stryker Corp.	123,919	8,326
*	Boston Scientific Corp.	578,581	7,267
*	Zimmer Holdings, Inc.	99,461	7,200
*	St. Jude Medical, Inc.	145,531	6,670
*	Intuitive Surgical, Inc.	16,632	4,911
	C.R. Bard, Inc.	42,922	4,011
*	Varian Medical Systems, Inc.	53,757	3,395
*	Hospira, Inc.	68,353	2,759
	DENTSPLY International Inc.	61,407	2,407
*	Hologic, Inc.	109,395	2,321
	Beckman Coulter, Inc.	26,927	1,988
*	ResMed Inc.	33,250	1,556
*	IDEXX Laboratories Corp.	26,085	1,469
*	Edwards Lifesciences Corp.	23,577	1,396
*	Gen-Probe Inc.	23,137	1,382
*	Inverness Medical
	Innovations, Inc.	31,539	1,120
*	Immucor Inc.	29,988	966
	STERIS Corp.	25,632	942
*	Masimo Corp.	20,480	819
*	Kinetic Concepts, Inc.	23,213	816
	Hill-Rom Holdings, Inc.	25,324	758
*	Nuvasive, Inc.	15,153	722
*	Haemonetics Corp.	10,922	685
	West Pharmaceutical
	Services, Inc.	13,908	679

*	Thoratec Corp.	23,145	617
	Cooper Cos., Inc.	15,704	578
*	Advanced Medical Optics, Inc.	26,017	563
*	American Medical Systems
	Holdings, Inc.	31,171	555
	Meridian Bioscience Inc.	17,226	490
*	Wright Medical Group, Inc.	15,687	483
*	Integra LifeSciences Holdings	8,554	415
*	CONMED Corp.	12,262	392
	Analogic Corp.	5,755	390
	Vital Signs, Inc.	4,906	362
^	Mentor Corp.	14,524	358
*	Align Technology, Inc.	25,341	330
*	Zoll Medical Corp.	8,899	309
*	ArthroCare Corp.	12,047	309
*	ev3 Inc.	24,779	303
	Datascope Corp.	5,626	281
*	Natus Medical Inc.	11,021	271
*	Symmetry Medical Inc.	15,227	262
*	SurModics, Inc.	6,668	260
*	Cyberonics, Inc.	11,738	252
*	Quidel Corp.	12,671	248
*	SonoSite, Inc.	7,238	245
*	ABIOMED, Inc.	13,219	238
*	Greatbatch, Inc.	9,702	237
*	Sirona Dental Systems Inc.	8,248	227
*	Volcano Corp.	12,096	222
*	Merit Medical Systems, Inc.	11,184	216
*	Conceptus, Inc.	12,688	214
*	Abaxis, Inc.	9,339	186
*	RTI Biologics, Inc.	19,684	185
*	ICU Medical, Inc.	5,518	168
	Invacare Corp.	6,529	166
*	Orthofix International N.V.	6,552	159
*	Accuray Inc.	17,920	148
*	Palomar Medical
	Technologies, Inc.	7,615	110
*	Insulet Corp.	7,417	106
*	Cynosure Inc.	3,630	90
*	Clinical Data, Inc.	4,993	83
*	Hansen Medical Inc.	5,411	68
*	TomoTherapy, Inc.	9,600	59
*	OraSure Technologies, Inc.	3,246	16
*	Stereotaxis Inc.	1,985	14
			141,042
Health Care Providers & Services (16.3%)
	UnitedHealth Group Inc.	528,009	16,078
*	WellPoint Inc.	226,071	11,934
*	Medco Health Solutions, Inc.	217,742	10,201
	Aetna Inc.	208,323	8,987
	Cardinal Health, Inc.	153,321	8,430
	McKesson Corp.	119,164	6,885
*	Express Scripts Inc.	91,957	6,751
	CIGNA Corp.	120,699	5,055
	Quest Diagnostics, Inc.	71,226	3,850
*	Laboratory Corp. of
	America Holdings	47,811	3,497
*	Humana Inc.	72,788	3,377
	AmerisourceBergen Corp.	69,640	2,856

*	DaVita, Inc.	44,945	2,579
*	Coventry Health Care Inc.	65,175	2,282
*	Henry Schein, Inc.	38,785	2,268
	Omnicare, Inc.	52,109	1,681
*	Patterson Cos.	45,252	1,472
*	Community Health
	Systems, Inc.	41,003	1,415
	Universal Health Services
	Class B	20,679	1,278
*	Tenet Healthcare Corp.	205,889	1,242
*	Pediatrix Medical Group, Inc.	20,793	1,184
*	Health Net Inc.	42,621	1,178
*	VCA Antech, Inc.	36,172	1,112
*	Lincare Holdings, Inc.	31,394	1,036
*	Psychiatric Solutions, Inc.	23,630	892
	Owens & Minor, Inc.
	Holding Co.	17,565	810
*	WellCare Health Plans Inc.	17,931	749

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	Magellan Health Services, Inc.	17,096	745
*	LifePoint Hospitals, Inc.	22,067	745
*	HealthSouth Corp.	37,724	679
*	Health Management
	Associates Class A	104,042	604
*	Amedisys Inc.	11,350	604
*	AMERIGROUP Corp.	22,879	592
*	PSS World Medical, Inc.	27,699	506
*	HealthExtras, Inc.	14,605	476
	Chemed Corp.	10,391	454
*	Healthspring, Inc.	21,858	434
*	Centene Corp.	18,761	424
*	Kindred Healthcare, Inc.	13,163	407
*	Apria Healthcare Group Inc.	18,855	373
*	AmSurg Corp.	13,433	364
*	Gentiva Health Services, Inc.	11,428	318
*	PharMerica Corp.	13,026	308
*	inVentiv Health, Inc.	13,834	305
*	Healthways, Inc.	15,403	293
*	Sun Healthcare Group Inc.	16,725	288
*	AMN Healthcare Services, Inc.	14,752	280
	Landauer, Inc.	3,976	259
*	Sunrise Senior Living, Inc.	12,724	259
*	Universal American Corp.	19,177	253
*	HMS Holdings Corp.	9,970	247
*	AthenaHealth Inc.	7,651	247
*	Emeritus Corp.	9,265	206
*	Res-Care, Inc.	10,664	205
*	Cross Country Healthcare, Inc.	12,989	204
*	Molina Healthcare Inc.	6,112	192
*	LHC Group Inc.	6,573	191
*	MWI Veterinary Supply Inc.	4,702	185
*	Assisted Living Concepts Inc.	24,986	177
	Brookdale Senior Living Inc.	7,722	170
*	MedCath Corp.	7,926	169
	National Healthcare Corp.	2,773	139
*	Odyssey Healthcare, Inc.	14,082	137
*	Genoptix, Inc.	3,912	137
*	Air Methods Corp.	4,708	136
*	Skilled Healthcare Group Inc.	8,293	132
*	Alliance Imaging, Inc.	10,961	127
*	Triple-S Management Corp.	6,945	121
*	CorVel Corp.	3,591	105
*	Chindex International, Inc.	4,523	53
*	Virtual Radiologic Corp.	3,160	41
*	Nighthawk Radiology
	Holdings, Inc.	1,399	12
	LCA-Vision Inc.	1,359	8
			122,390
Health Care Technology (0.8%)
	IMS Health, Inc.	78,443	1,743
*	Cerner Corp.	29,292	1,349
*	HLTH Corp.	74,138	923
*	Eclipsys Corp.	20,775	463
*	Allscripts Healthcare
	Solutions, Inc.	24,429	350

*	Phase Forward Inc.	17,271	334
*	Omnicell, Inc.	14,901	229
*	MedAssets, Inc.	10,499	187
*	Vital Images, Inc.	7,153	112
			5,690
Life Sciences Tools & Services (4.9%)
*	Thermo Fisher Scientific, Inc.	179,692	10,882
*	Waters Corp.	43,030	2,937
	Applied Biosystems Inc.	72,479	2,645
*	Covance, Inc.	27,007	2,548
*	Illumina, Inc.	25,955	2,235
*	Charles River
	Laboratories, Inc.	29,215	1,917
	Pharmaceutical Product
	Development, Inc.	46,020	1,878
*	Millipore Corp.	23,667	1,775
*	Invitrogen Corp.	40,038	1,700
	PerkinElmer, Inc.	50,836	1,444
*	Techne Corp.	15,869	1,225
*	Bio-Rad Laboratories, Inc.
	Class A	8,035	865
*	PAREXEL International Corp.	24,120	766
*	Varian, Inc.	13,112	652
*	Dionex Corp.	8,038	524
*	Luminex Corp.	16,609	423
*	Bruker BioSciences Corp.	24,466	378
*	AMAG Pharmaceuticals, Inc.	7,339	284
*	Kendle International Inc.	5,648	279
*,	^Medivation Inc.	10,524	261
*	Exelixis, Inc.	45,083	256
*	Affymetrix, Inc.	29,668	255
*	eResearch Technology, Inc.	17,392	235
*	Pharmanet Development
	Group, Inc.	8,167	213
*	Albany Molecular
	Research, Inc.	10,677	186
*	Enzo Biochem, Inc.	14,282	185
*	Cambrex Corp.	12,649	82
*	Nektar Therapeutics	10,868	43
			37,073
Pharmaceuticals (42.4%)
	Johnson & Johnson	1,210,737	85,272
	Pfizer Inc.	2,906,784	55,549
	Abbott Laboratories	663,036	38,078
	Merck & Co., Inc.	922,238	32,896
	Wyeth	572,837	24,792
	Eli Lilly & Co.	439,654	20,510
	Bristol-Myers Squibb Co.	850,500	18,150
	Schering-Plough Corp.	696,618	13,514
	Allergan, Inc.	130,933	7,315
*	Forest Laboratories, Inc.	130,897	4,672
*	Barr Pharmaceuticals Inc.	44,154	2,982
*	Mylan Inc.	130,235	1,679
*	Watson Pharmaceuticals, Inc.	42,248	1,281
*	King Pharmaceuticals, Inc.	104,723	1,198
	Perrigo Co.	34,080	1,192
*	Endo Pharmaceuticals
	Holdings, Inc.	51,743	1,176
*	Sepracor Inc.	42,084	774

*	Valeant Pharmaceuticals
	International	39,066	715
*	Warner Chilcott Ltd.	42,956	687
*	Alpharma, Inc. Class A	18,978	678
*	Auxilium Pharmaceuticals, Inc.	16,445	646
*	The Medicines Co.	22,176	540
	Medicis Pharmaceutical Corp.	24,101	499
*	Xenoport Inc.	9,679	473
*	ViroPharma Inc.	29,974	439
*	APP Pharmaceuticals, Inc.	17,127	405
*	K-V Pharmaceutical Co.
	Class A	14,281	322
	Sciele Pharma, Inc.	14,557	281
*	Par Pharmaceutical Cos. Inc.	14,611	208
*	Salix Pharmaceuticals, Ltd.	20,489	139
*	Noven Pharmaceuticals, Inc.	10,666	132
*	Questcor Pharmaceuticals, Inc.	20,755	113
*	Akorn, Inc.	22,809	111
*	Cypress Bioscience, Inc.	16,041	110
*	Cadence Pharmaceuticals, Inc.	8,945	89
*	Caraco Pharmaceutical
	Laboratories, Ltd.	4,042	65
*	BioForm Medical, Inc.	8,663	35
*	MAP Pharmaceuticals Inc.	3,125	31
*	Sucampo Pharmaceuticals Inc.	3,043	29
			317,777
Total Common Stocks
(Cost $767,366)			748,737
Temporary Cash Investment (0.1%)
[1,2]	Vanguard Market Liquidity
	Fund, 2.389%
	(Cost $596)	595,502	596
Total Investments (99.9%)
(Cost $767,962)			749,333
Other Assets and Liabilities (0.1%)
Other Assets			4,904
Liabilities[2]			(3,893)
			1,011
Net Assets (100%)			750,344

At August 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	773,178
Undistributed Net Investment Income	6,454
Accumulated Net Realized Losses	(10,659)
Unrealized Appreciation (Depreciation)	(18,629)
Net Assets	750,344

Admiral Shares—Net Assets
Applicable to 4,756,163 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	136,388
Net Asset Value Per Share—
Admiral Shares	$28.68

ETF Shares—Net Assets
Applicable to 10,702,626 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	613,956
Net Asset Value Per Share—
ETF Shares	$57.36

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $576,000.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  Includes $596,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Year Ended
August 31, 2008
($000)
Investment Income
Income
Dividends	10,433
Interest[1]	9
Security Lending	4
Total Income	10,446
Expenses
The Vanguard Group—Note B
Investment Advisory Services	50
Management and Administrative
Admiral Shares	279
ETF Shares	734
Marketing and Distribution
Admiral Shares	23
ETF Shares	131
Custodian Fees	64
Auditing Fees	23
Shareholders’ Reports
Admiral Shares	1
ETF Shares	42
Trustees’ Fees and Expenses	1
Total Expenses	1,348
Net Investment Income	9,098
Realized Net Gain (Loss) on
Investment Securities Sold	3,694
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(35,268)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(22,476)

Statement of Changes in Net Assets

	Year Ended August 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,098	7,712
Realized Net Gain (Loss)	3,694	40,442
Change in Unrealized Appreciation (Depreciation)	(35,268)	(11,813)
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,476)	36,341
Distributions
Net Investment Income
Admiral Shares	(1,807)	(1,154)
ETF Shares	(6,890)	(3,876)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(8,697)	(5,030)
Capital Share Transactions
Admiral Shares	10,131	17,034
ETF Shares	162,011	89,085
Net Increase (Decrease) from Capital Share Transactions	172,142	106,119
Total Increase (Decrease)	140,969	137,430
Net Assets
Beginning of Period	609,375	471,945
End of Period[2]	750,344	609,375

1  Interest income from an affiliated company of the fund was $9,000.

2  Net Assets—End of Period includes undistributed net investment income of $6,454,000 and $6,053,000. See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

Admiral Shares

					Feb. 5,
					2004[1] to
	Year Ended August 31,				Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$29.82	$27.99	$26.92	$23.97	$25.33
Investment Operations
Net Investment Income	.345	.392	.304[2]	.274[2]	.130
Net Realized and Unrealized Gain
(Loss) on Investments	(1.090)	1.736	.951	2.762	(1.490)
Total from Investment Operations	(.745)	2.128	1.255	3.036	(1.360)
Distributions
Dividends from Net Investment Income	(.395)	(.298)	(.185)	(.086)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.395)	(.298)	(.185)	(.086)	—
Net Asset Value, End of Period	$28.68	$29.82	$27.99	$26.92	$23.97

Total Return[3]	–2.59%	7.65%	4.68%	12.70%	–5.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$136	$132	$108	$73	$11
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%	0.28%	0.28%	0.28%[4]
Ratio of Net Investment Income to
Average Net Assets	1.36%	1.42%	1.12%	1.11%	1.09%[4]
Portfolio Turnover Rate[5]	8%	10%	11%	9%	8%

ETF Shares

					Jan. 26,
					2004[1] to
	Year Ended August 31,				Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$59.65	$55.99	$53.85	$47.90	$50.55
Investment Operations
Net Investment Income	.720	.809	.622[2]	.597[2]	.230
Net Realized and Unrealized Gain
(Loss) on Investments	(2.190)	3.466	1.905	5.486	(2.880)
Total from Investment Operations	(1.470)	4.275	2.527	6.083	(2.650)
Distributions
Dividends from Net Investment Income	(.820)	(.615)	(.387)	(.133)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.820)	(.615)	(.387)	(.133)	—
Net Asset Value, End of Period	$57.36	$59.65	$55.99	$53.85	$47.90

Total Return	–2.55%	7.69%	4.71%	12.72%	–5.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$614	$477	$364	$205	$19
Ratio of Total Expenses to Average Net Assets	0.20%	0.22%	0.25%	0.26%	0.28%[4]
Ratio of Net Investment Income to
Average Net Assets	1.41%	1.46%	1.15%	1.13%	1.09%[4]
Portfolio Turnover Rate[5]	8%	10%	11%	9%	8%

1  Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

4  Annualized.

5  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units. See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares were listed for trading on the American Stock Exchange through September 18, 2008, and on the NYSE Arca, Inc., thereafter; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2008, the fund had contributed capital of $56,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Health Care Index Fund

During the year ended August 31, 2008, the fund realized $9,780,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2008, the fund had $7,011,000 of ordinary income available for distribution. The fund had available realized losses of $10,277,000 to offset future net capital gains of $207,000 through August 31, 2014, $343,000 through August 31, 2015, $3,126,000 through August 31, 2016, and $6,601,000 through August 31, 2017.

At August 31, 2008, the cost of investment securities for tax purposes was $768,452,000. Net unrealized depreciation of investment securities for tax purposes was $19,119,000, consisting of unrealized gains of $59,099,000 on securities that had risen in value since their purchase and $78,218,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2008, the fund purchased $282,902,000 of investment securities and sold $109,465,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	26,987	923	29,033	979
Issued in Lieu of Cash Distributions	847	28	449	16
Redeemed[1]	(17,703)	(622)	(12,448)	(423)
Net Increase (Decrease)—Admiral Shares	10,131	329	17,034	572
ETF Shares
Issued	222,891	3,800	290,709	4,901
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(60,880)	(1,100)	(201,624)	(3,400)
Net Increase (Decrease)—ETF Shares	162,011	2,700	89,085	1,501

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

1  Net of redemption fees of $106,000 and $52,000 (fund totals).

Industrials Index Fund

Fund Profile

As of August 31, 2008

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	357	357	2,481
Median Market Cap	$26.0B	$26.0B	$32.1B
Price/Earnings Ratio	15.8x	15.8x	16.8x
Price/Book Ratio	2.7x	2.7x	2.4x
Yield[3]		2.0%	2.0%
Admiral Shares	1.7%
ETF Shares	1.8%
Return on Equity	20.0%	20.0%	20.1%
Earnings Growth Rate	19.8%	19.8%	18.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Expense Ratio (8/31/2007)[4]		—	—
Admiral Shares	0.26%
ETF Shares	0.22%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.73
Beta	1.00	0.98

Industry Diversification (% of equity exposure)

Aerospace & Defense	20.1%
Air Freight & Logistics	5.5
Airlines	1.3
Building Products	1.2
Commercial Services & Supplies	4.2
Construction & Engineering	3.5
Construction & Farm Machinery & Heavy Trucks	8.6
Electrical Components & Equipment	6.5
Environmental & Facilities Services	2.9
Industrial Conglomerates	22.3
Industrial Machinery	10.3
Office Services & Supplies	1.3
Railroads	8.3
Trading Companies & Distributors	1.6
Trucking	1.2
Other Industrial	1.2

Ten Largest Holdings[6] (% of total net assets)

General Electric Co.	16.8%
United Technologies Corp.	3.6
3M Co.	2.9
The Boeing Co.	2.8
United Parcel Service, Inc.	2.6
Caterpillar, Inc.	2.6
Union Pacific Corp.	2.5
Lockheed Martin Corp.	2.4
Burlington Northern Santa Fe Corp.	2.2
Emerson Electric Co.	2.2
Top Ten	40.6%

1  MSCI US IMI/Industrials.

2  MSCI US IMI/2500.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  Expense ratios shown are from the prospectus dated December 10, 2007. Expense ratios for the fiscal year ended August 31, 2008, were 0.25% for Admiral Shares and 0.20% for ETF Shares.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6  The holdings listed exclude any temporary cash investments and equity index products.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Industrials Index Fund ETF Shares Net Asset Value	–8.65%	9.30%	$14,192
Industrials Index Fund ETF Shares Market Price	–8.46	9.30	14,193
MSCI US IMI/2500	–9.90	6.84	12,973
MSCI US IMI/Industrials	–8.54	9.02	14,049

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Industrials Index Fund Admiral Shares[2]	–8.67%	1.18%	$102,759
MSCI US IMI/2500	–9.90	0.84	101,954
MSCI US IMI/Industrials	–8.54	1.34	103,120

1  Performance for the fund and its comparative standards is calculated since the following inception dates: September 23, 2004, for ETF Shares; May 8, 2006, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Industrials Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2008

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2008
		Cumulative
		Since
	One Year	Inception
Industrials Index Fund ETF Shares Market Price	–8.46%	41.93%
Industrials Index Fund ETF Shares Net Asset Value	–8.65	41.92
MSCI US IMI/Industrials	–8.54	40.49

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	9/23/2004
Market Price		–11.51%	8.76%
Net Asset Value		–11.54	8.78
Admiral Shares[1]	5/8/2006	–11.59	–0.27

1  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights tables for dividend and capital gains information.

Industrials Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Aerospace & Defense (20.1%)
	United Technologies Corp.	198,201	13,000
	The Boeing Co.	153,040	10,033
	Lockheed Martin Corp.	73,795	8,593
	Honeywell International Inc.	151,018	7,577
	General Dynamics Corp.	72,614	6,702
	Raytheon Co.	90,683	5,440
	Northrop Grumman Corp.	69,663	4,796
	Precision Castparts Corp.	29,863	3,084
	L-3 Communications
	Holdings, Inc.	26,296	2,733
	Rockwell Collins, Inc.	34,460	1,812
	Goodrich Corp.	26,814	1,374
*	Alliant Techsystems, Inc.	7,058	743
	DRS Technologies, Inc.	8,880	707
	Curtiss-Wright Corp.	9,593	517
*	Spirit Aerosystems
	Holdings Inc.	22,041	503
*	BE Aerospace, Inc.	19,954	478
*	Teledyne Technologies, Inc.	7,218	450
*	Hexcel Corp.	20,567	427
*	Moog Inc.	8,266	392
*	Esterline Technologies Corp.	6,320	357
*	Orbital Sciences Corp.	12,562	332
*	Ceradyne, Inc.	5,399	243
*	TransDigm Group, Inc.	5,646	212
	Triumph Group, Inc.	3,587	196
*	Axsys Technologies, Inc.	2,001	136
	American Science &
	Engineering, Inc.	2,010	134
*	AAR Corp.	8,305	132
	Cubic Corp.	3,459	96
*	DynCorp International Inc.
	Class A	5,700	90
*	Aerovironment Inc.	2,644	88
*	Ladish Co., Inc.	3,184	85
	HEICO Corp. Class A	2,922	84
*	GenCorp, Inc.	10,639	83
*	Stanley Inc.	2,230	76
*	Argon ST, Inc.	2,866	72
	HEICO Corp.	1,178	42
*	Taser International Inc.	3,681	24
*	Applied Energetics, Inc.	11,713	17

			71,860
Air Freight & Logistics (5.5%)
	United Parcel Service, Inc.	147,031	9,428
	FedEx Corp.	63,148	5,230
	C.H. Robinson Worldwide Inc.	36,561	1,905
	Expeditors International of
	Washington, Inc.	45,726	1,650
	UTI Worldwide, Inc.	19,201	386
*	Hub Group, Inc.	7,951	318
	Forward Air Corp.	6,220	219
*	Atlas Air Worldwide
	Holdings, Inc.	3,052	176
	Pacer International, Inc.	7,443	157
*	Air Transport Services
	Group Inc.	14,503	14
			19,483
Airlines (1.3%)
	Southwest Airlines Co.	156,911	2,390
*	Delta Air Lines Inc.	62,994	512
*	AMR Corp.	42,254	437
*	Continental Airlines, Inc.
	Class B	23,628	384
	Skywest, Inc.	12,606	215
*	JetBlue Airways Corp.	33,931	206
*	Alaska Air Group, Inc.	7,796	164
	UAL Corp.	13,891	154
*	Allegiant Travel Co.	2,669	83
*	AirTran Holdings, Inc.	25,372	61
*	Republic Airways Holdings Inc.	6,958	60
*	US Airways Group Inc.	5,475	46
			4,712
Building Products (1.2%)
	Masco Corp.	79,063	1,507
*	USG Corp.	15,929	442
*	Owens Corning Inc.	16,944	410
	Lennox International Inc.	10,354	383
	Simpson Manufacturing Co.	8,342	232
	Ameron International Corp.	1,888	220
*	NCI Building Systems, Inc.	4,277	164
	Armstrong Worldwide
	Industries, Inc.	4,298	160
	Quanex Building
	Products Corp.	8,070	133
	Apogee Enterprises, Inc.	6,305	126
	Universal Forest Products, Inc.	3,615	119
	Gibraltar Industries Inc.	5,190	112
*	Griffon Corp.	5,773	71
	American Woodmark Corp.	2,200	52
*	China Architectural
	Engineering Inc.	3,533	29
*	Builders FirstSource, Inc.	4,153	21
			4,181
Commercial Services & Supplies (8.9%)
	Waste Management, Inc.	105,190	3,701
	Pitney Bowes, Inc.	44,500	1,520
	Republic Services, Inc.
	Class A	39,148	1,287
	R.R. Donnelley & Sons Co.	45,519	1,269
*	Iron Mountain, Inc.	40,954	1,184

*	Allied Waste Industries, Inc.	83,306	1,120
	The Dun & Bradstreet Corp.	11,969	1,101
*	Stericycle, Inc.	18,489	1,096
	Avery Dennison Corp.	20,545	991
	Equifax, Inc.	27,767	981
	Cintas Corp.	29,652	913
	Robert Half International, Inc.	32,356	828
	Manpower Inc.	17,040	819
*	FTI Consulting, Inc.	10,764	790
*	Covanta Holding Corp.	26,453	736
*	ChoicePoint Inc.	14,704	715
*	Corrections Corp. of America	26,803	713
*	Copart, Inc.	16,146	711
	The Brink’s Co.	9,667	675
	Watson Wyatt & Co. Holdings	9,168	537
*	Waste Connections, Inc.	14,271	518
*	Monster Worldwide Inc.	22,359	437
*	Clean Harbors Inc.	4,501	365
*	Tetra Tech, Inc.	12,648	361
	IKON Office Solutions, Inc.	20,110	348
	Herman Miller, Inc.	12,090	340
	EnergySolutions	15,190	281
	The Corporate Executive
	Board Co.	7,354	268
	ABM Industries Inc.	9,726	256
*	Huron Consulting Group Inc.	3,911	252
*	United Stationers, Inc.	5,083	252
*	Geo Group Inc.	10,981	243
	Mine Safety Appliances Co.	6,535	237
*	MPS Group, Inc.	20,372	235
*	Resources Connection, Inc.	9,459	229
*	CoStar Group, Inc.	3,978	210
	Deluxe Corp.	11,108	183
*	Navigant Consulting, Inc.	10,371	180
*	Korn/Ferry International	10,041	179
	Knoll, Inc.	10,735	177
	Rollins, Inc.	9,853	175
	Healthcare Services
	Group, Inc.	8,840	172
*	Mobile Mini, Inc.	7,690	164
*	TrueBlue, Inc.	9,513	158
	G & K Services, Inc. Class A	4,389	151
*	Team, Inc.	3,773	144
*	Sykes Enterprises, Inc.	7,118	143
	Interface, Inc.	10,852	143
	Steelcase Inc.	12,821	142
	McGrath RentCorp	4,952	141
*	American Reprographics Co.	7,929	140
	Administaff, Inc.	5,102	140
	Comfort Systems USA, Inc.	9,001	137
	Viad Corp.	4,340	136
*	M&F Worldwide Corp.	3,005	132
*	School Specialty, Inc.	4,307	131
*	The Advisory Board Co.	3,891	120
	Heidrick & Struggles
	International, Inc.	3,859	117
	American Ecology Corp.	3,562	116
*	Cenveo Inc.	11,114	115
	Kelly Services, Inc. Class A	5,443	105

*	Hill International Inc.	5,326	103
	HNI Corp.	4,413	102
*	Acco Brands Corp.	11,779	100
*	Exponent, Inc.	3,174	98
*	CRA International Inc.	2,407	96
	Ennis, Inc.	5,607	93
*	GeoEye Inc.	3,665	91
*	Consolidated Graphics, Inc.	2,265	88
*	CBIZ Inc.	10,268	87
*	Kforce Inc.	7,840	84
*	Innerworkings, Inc.	6,847	81
	CDI Corp.	3,228	81
	Bowne & Co., Inc.	5,902	71
*	Fuel-Tech N.V.	3,856	71
*	Spherion Corp.	12,567	65

Industrials Index Fund

			Market
			Value•
		Shares	($000)
*	Metalico, Inc.	4,623	60
	Kimball International, Inc.
	Class B	5,217	55
	Schawk, Inc.	3,455	54
*	Hudson Highland Group, Inc.	5,849	54
	Courier Corp.	2,326	50
*	Duff & Phelps Corp.	2,297	47
*	EnerNOC Inc.	2,962	46
*	Volt Information Sciences Inc.	3,251	46
*	LECG Corp.	5,394	44
*	First Advantage Corp. Class A	2,323	39
	The Standard Register Co.	2,230	25
			31,991
Construction & Engineering (3.5%)
	Fluor Corp.	38,032	3,047
*	Jacobs Engineering Group Inc.	26,113	1,928
*	Foster Wheeler Ltd.	30,902	1,536
*	Quanta Services, Inc.	36,802	1,175
	KBR Inc.	36,399	894
*	Shaw Group, Inc.	17,792	881
*	URS Corp.	18,113	869
*	EMCOR Group, Inc.	14,585	497
*	Aecom Technology Corp.	14,108	451
	Granite Construction Co.	7,089	260
*	Layne Christensen Co.	4,135	227
*	Perini Corp.	5,594	149
*	Mastec Inc.	10,170	144
*	Dycom Industries, Inc.	8,766	141
*	Insituform Technologies Inc.
	Class A	5,962	109
*	Pike Electric Corp.	4,202	79
	Great Lakes Dredge &
	Dock Co.	8,811	66
			12,453
Electrical Equipment (6.5%)
	Emerson Electric Co.	167,379	7,833
*	First Solar, Inc.	8,549	2,365
	Cooper Industries, Inc.
	Class A	37,305	1,777
	Rockwell Automation, Inc.	29,886	1,411
	Roper Industries Inc.	19,174	1,133
	Ametek, Inc.	22,899	1,112
*	SunPower Corp. Class A	8,183	798
*	Energy Conversion
	Devices, Inc.	8,683	653
	Woodward Governor Co.	12,999	602
*	Thomas & Betts Corp.	12,464	574
*	General Cable Corp.	11,308	557
	Hubbell Inc. Class B	10,483	456
*	GrafTech International Ltd.	22,128	450
	Brady Corp. Class A	10,856	399
	Acuity Brands, Inc.	8,759	381
	Belden Inc.	9,419	346
	Regal-Beloit Corp.	6,896	324
	Baldor Electric Co.	8,898	317
*	II-VI, Inc.	5,473	240

*	EnerSys	7,992	225
*	American
	Superconductor Corp.	8,554	210
*	Evergreen Solar, Inc.	22,207	209
	A.O. Smith Corp.	4,328	178
	Franklin Electric, Inc.	3,948	171
*	Polypore International Inc.	5,226	143
*	FuelCell Energy, Inc.	14,018	97
*	Powell Industries, Inc.	1,724	76
	Encore Wire Corp.	3,967	76
	Vicor Corp.	4,354	44
*	Plug Power, Inc.	16,170	44
*	Power-One, Inc.	15,204	34
*	Fushi Copperweld, Inc.	2,647	30
*	Orion Energy Systems Inc.	4,038	24
*	Medis Technology Ltd.	5,921	19
			23,308
Industrial Conglomerates (22.5%)
	General Electric Co.	2,136,779	60,043
	3M Co.	143,434	10,270
	Tyco International, Ltd.	106,249	4,556
	Textron, Inc.	53,432	2,196
*	McDermott International, Inc.	48,549	1,686
	Teleflex Inc.	8,490	548
	Carlisle Co., Inc.	13,240	429
	Otter Tail Corp.	6,122	243
	Raven Industries, Inc.	3,575	162
	Tredegar Corp.	5,685	113
	Seaboard Corp.	80	104
			80,350
Machinery (18.9%)
	Caterpillar, Inc.	131,871	9,327
	Deere & Co.	92,386	6,520
	Danaher Corp.	54,612	4,455
	Illinois Tool Works, Inc.	89,658	4,448
	PACCAR, Inc.	74,366	3,202
	Cummins Inc.	41,367	2,695
	Ingersoll-Rand Co.	68,200	2,519
	Eaton Corp.	33,523	2,453
	ITT Industries, Inc.	37,002	2,359
	Parker Hannifin Corp.	35,969	2,305
	Dover Corp.	40,598	2,005
	Joy Global Inc.	23,140	1,644
	Flowserve Corp.	12,351	1,632
	SPX Corp.	11,451	1,365
*	AGCO Corp.	19,665	1,212
	Bucyrus International, Inc.	16,042	1,121
*	Terex Corp.	21,676	1,090
	Pall Corp.	26,296	1,068
	Harsco Corp.	18,064	951
	Pentair, Inc.	20,181	742
	Lincoln Electric Holdings, Inc.	9,165	740
	The Manitowoc Co., Inc.	27,872	702
	Donaldson Co., Inc.	15,053	661
	IDEX Corp.	17,677	655
	Trinity Industries, Inc.	17,366	625
	Wabtec Corp.	9,884	584
	Kennametal, Inc.	16,523	582
	The Timken Co.	17,501	566

*	Gardner Denver Inc.	11,280	509
	Graco, Inc.	13,042	498
	Valmont Industries, Inc.	3,912	418
	CLARCOR Inc.	10,361	414
	Crane Co.	10,320	379
	Actuant Corp.	11,976	378
	Nordson Corp.	6,500	349
	The Toro Co.	8,176	334
	Kaydon Corp.	5,975	333
	Robbins & Myers, Inc.	6,320	283
*	Chart Industries, Inc.	6,071	280
*	ESCO Technologies Inc.	5,571	265
	Barnes Group, Inc.	9,913	239
	Mueller Industries Inc.	7,998	224
	Oshkosh Truck Corp.	14,521	224
	CIRCOR International, Inc.	3,433	207
^	Lindsay Manufacturing Co.	2,427	199
	Mueller Water Products, Inc.	18,543	192
*	RBC Bearings Inc.	4,711	188
	Titan International, Inc.	7,030	188
*	The Middleby Corp.	3,468	185
*	EnPro Industries, Inc.	4,373	184
	Watts Water Technologies, Inc.	6,349	180
	Albany International Corp.	5,691	175
	Federal Signal Corp.	10,362	166
	Briggs & Stratton Corp.	10,760	161
	NACCO Industries, Inc.
	Class A	1,223	144
*	Astec Industries, Inc.	3,867	133
	Gorman-Rupp Co.	3,232	130
	Badger Meter, Inc.	2,677	123
	Tennant Co.	3,693	115
*	Columbus McKinnon Corp.	4,023	110
*	Blount International, Inc.	8,652	109
	Freightcar America Inc.	2,542	94
	Cascade Corp.	1,775	92
*	L.B. Foster Co. Class A	2,366	91
	Sun Hydraulics Corp.	2,693	89
	Sauer-Danfoss, Inc.	2,636	86
	Dynamic Materials Corp.	2,702	83
	Ampco-Pittsburgh Corp.	1,897	82
*	John Bean Technologies Corp.	6,140	80
*	Tecumseh Products Co.
	Class A	2,943	78
*	Titan Machinery, Inc.	2,796	73
	The Greenbrier Cos., Inc.	3,493	70
	Mueller Water Products, Inc.
	Class A	6,124	67
*	Force Protection, Inc.	14,660	58
	Wabash National Corp.	6,647	58
*	Commercial Vehicle Group Inc.	4,618	47
*	3D Systems Corp.	3,727	46
	American Railcar
	Industries, Inc.	2,403	39
*	TriMas Corp.	3,602	28
*	TurboChef Technologies, Inc.	4,371	27
*	Tecumseh Products Co.
	Class B	725	18
*	Accuride Corp.	6,294	9

			67,559
Marine (0.5%)
*	Kirby Corp.	10,985	503
	Alexander & Baldwin, Inc.	8,886	398
	Genco Shipping and
	Trading Ltd.	5,792	363
	Eagle Bulk Shipping Inc.	10,060	266
*	American Commercial
	Lines Inc.	8,739	108
	Horizon Lines Inc.	6,424	83
*	TBS International Ltd.	2,870	83
	Paragon Shipping, Inc.	4,336	66
			1,870
Road & Rail (9.4%)
	Union Pacific Corp.	106,188	8,909
	Burlington Northern
	Santa Fe Corp.	73,945	7,942
	Norfolk Southern Corp.	80,554	5,923
	CSX Corp.	86,759	5,612
*	Kansas City Southern	16,697	859
	Ryder System, Inc.	12,394	800
	J.B. Hunt Transport
	Services, Inc.	17,380	633
	Landstar System, Inc.	11,306	554
	Con-way, Inc.	9,775	480
*	Genesee & Wyoming Inc.
	Class A	6,785	292
	Knight Transportation, Inc.	12,943	232
	Werner Enterprises, Inc.	9,892	226
	Heartland Express, Inc.	13,650	225

Industrials Index Fund

			Market
			Value•
		Shares	($000)
*	YRC Worldwide, Inc.	12,240	221
*	Old Dominion Freight Line, Inc.	6,070	202
*	Hertz Global Holdings Inc.	19,173	182
	Arkansas Best Corp.	5,160	179
*	Avis Budget Group, Inc.	19,325	147
*	Amerco, Inc.	1,506	63
*	Universal Truckload
	Services, Inc.	1,437	35
*	Dollar Thrifty Automotive
	Group, Inc.	4,973	23
			33,739
Trading Companies & Distributors (1.6%)
	Fastenal Co.	27,173	1,411
	W.W. Grainger, Inc.	13,944	1,255
	MSC Industrial Direct Co., Inc.
	Class A	9,638	491
	GATX Corp.	9,870	433
*	WESCO International, Inc.	9,070	349
	Watsco, Inc.	5,245	268
	Applied Industrial
	Technology, Inc.	8,255	240
*	United Rentals, Inc.	10,286	166
	Kaman Corp. Class A	5,435	164
*	Beacon Roofing Supply, Inc.	9,579	156
	Aircastle Ltd.	10,249	136
*	RSC Holdings Inc.	12,175	124
*	Interline Brands, Inc.	6,358	102
	TAL International Group, Inc.	3,770	93
*	Rush Enterprises, Inc. Class A	5,750	76
*	H&E Equipment Services, Inc.	4,879	69
	Houston Wire & Cable Co.	3,396	57
	Textainer Group Holdings Ltd.	2,565	46
	Lawson Products, Inc.	927	28
*	Rush Enterprises, Inc. Class B	1,984	26
			5,690
Transportation Infrastructure (0.1%)
	Macquarie Infrastructure
	Co. LLC	9,239	192
Total Common Stocks
(Cost $378,827)			357,388
Temporary Cash Investment (0.0%)
[1,2]	Vanguard Market Liquidity
	Fund, 2.389%
	(Cost $78)	78,302	78
Total Investments (100.0%)
(Cost $378,905)			357,466
Other Assets and Liabilities (0.0%)
Other Assets			2,294
Liabilities[2]			(2,239)
			55
Net Assets (100%)			357,521

At August 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	380,202
Undistributed Net Investment Income	2,797
Accumulated Net Realized Losses	(4,039)
Unrealized Appreciation (Depreciation)	(21,439)
Net Assets	357,521

Admiral Shares—Net Assets
Applicable to 316,878 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,836
Net Asset Value Per Share—
Admiral Shares	$34.20

ETF Shares—Net Assets
Applicable to 5,201,305 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	346,685
Net Asset Value Per Share—
ETF Shares	$66.65

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $74,000.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  Includes $78,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Year Ended
August 31, 2008
($000)
Investment Income
Income
Dividends	4,929
Interest[1]	4
Total Income	4,933
Expenses
The Vanguard Group—Note B
Investment Advisory Services	36
Management and Administrative
Admiral Shares	15
ETF Shares	339
Marketing and Distribution
Admiral Shares	1
ETF Shares	64
Custodian Fees	28
Auditing Fees	23
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	16
Total Expenses	522
Net Investment Income	4,411
Realized Net Gain (Loss) on
Investment Securities Sold	18,166
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(46,076)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(23,499)

Statement of Changes in Net Assets

	Year Ended August 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,411	2,607
Realized Net Gain (Loss)	18,166	7,876
Change in Unrealized Appreciation (Depreciation)	(46,076)	25,565
Net Increase (Decrease) in Net Assets Resulting from Operations	(23,499)	36,048
Distributions
Net Investment Income
Admiral Shares	(67)	(4)
ETF Shares	(3,337)	(1,637)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(3,404)	(1,641)
Capital Share Transactions
Admiral Shares	7,721	3,509
ETF Shares	143,649	75,257
Net Increase (Decrease) from Capital Share Transactions	151,370	78,766
Total Increase (Decrease)	124,467	113,173
Net Assets
Beginning of Period	233,054	119,881
End of Period[2]	357,521	233,054

1  Interest income from an affiliated company of the fund was $4,000.

2  Net Assets—End of Period includes undistributed net investment income of $2,797,000 and $1,790,000. See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

Admiral Shares

			May 8,
	Year Ended		2006[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006
Net Asset Value, Beginning of Period	$37.94	$30.72	$34.10
Investment Operations
Net Investment Income	.576[2]	.510[2]	.164[2]
Net Realized and Unrealized Gain (Loss) on Investments	(3.816)	7.090	(3.544)
Total from Investment Operations	(3.240)	7.600	(3.380)
Distributions
Dividends from Net Investment Income	(.500)	(.380)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.500)	(.380)	—
Net Asset Value, End of Period	$34.20	$37.94	$30.72

Total Return[3]	–8.67%	24.90%	–9.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11	$4	$0.2
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%	0.28%[4]
Ratio of Net Investment Income to Average Net Assets	1.63%	1.46%	1.35%[4]
Portfolio Turnover Rate[5]	7%	13%	9%

ETF Shares

				Sept. 23,
				2004[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$73.94	$59.85	$54.30	$48.79
Investment Operations
Net Investment Income	1.157[2]	1.026[2]	.842[2]	.650
Net Realized and Unrealized Gain (Loss) on Investments	(7.466)	13.808	5.160	5.180
Total from Investment Operations	(6.309)	14.834	6.002	5.830
Distributions
Dividends from Net Investment Income	(.981)	(.744)	(.452)	(.320)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.981)	(.744)	(.452)	(.320)
Net Asset Value, End of Period	$66.65	$73.94	$59.85	$54.30

Total Return	–8.65%	24.95%	11.08%	11.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$347	$229	$120	$16
Ratio of Total Expenses to Average Net Assets	0.20%	0.22%	0.25%	0.26%[4]
Ratio of Net Investment Income to Average Net Assets	1.68%	1.50%	1.38%	1.30%[4]
Portfolio Turnover Rate[5]	7%	13%	9%	11%

1  Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

4  Annualized.

5  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units. See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares were listed for trading on the American Stock Exchange through September 18, 2008, and on the NYSE Arca, Inc., thereafter; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2008, the fund had contributed capital of $25,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2008, the fund realized $21,887,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Industrials Index Fund

For tax purposes, at August 31, 2008, the fund had $2,936,000 of ordinary income available for distribution. The fund had available realized losses of $3,935,000 to offset future net capital gains of $18,000 through August 31, 2014, $283,000 through August 31, 2015, $552,000 through August 31, 2016, and $3,082,000 through August 31, 2017.

At August 31, 2008, the cost of investment securities for tax purposes was $379,011,000. Net unrealized depreciation of investment securities for tax purposes was $21,545,000, consisting of unrealized gains of $14,420,000 on securities that had risen in value since their purchase and $35,965,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2008, the fund purchased $280,279,000 of investment securities and sold $126,497,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	9,334	262	3,732	102
Issued in Lieu of Cash Distributions	56	2	2	—
Redeemed[1]	(1,669)	(48)	(225)	(7)
Net Increase (Decrease)—Admiral Shares	7,721	216	3,509	95
ETF Shares
Issued	250,498	3,601	104,732	1,500
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(106,849)	(1,500)	(29,475)	(400)
Net Increase (Decrease)—ETF Shares	143,649	2,101	75,257	1,100

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

1  Net of redemption fees of $25,000 and $4,000 (fund totals).

Information Technology Index Fund

Fund Profile

As of August 31, 2008

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	398	406	2,481
Median Market Cap	$85.2B	$85.2B	$32.1B
Price/Earnings Ratio	19.6x	19.6x	16.8x
Price/Book Ratio	3.5x	3.5x	2.4x
Yield[3]		0.8%	2.0%
Admiral Shares	0.5%
ETF Shares	0.6%
Return on Equity	20.9%	20.9%	20.1%
Earnings Growth Rate	26.8%	26.7%	18.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Expense Ratio (8/31/2007)[4]		—	—
Admiral Shares	0.26%
ETF Shares	0.22%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.80
Beta	1.00	1.41

Industry Diversification (% of equity exposure)

Application Software	4.2%
Communications Equipment	15.0
Computer Hardware	21.3
Computer Storage & Peripherals	3.0
Data Processing & Outsourced Services	7.4
Electronic Equipment Manufacturers	1.5
Electronic Manufacturing Services	1.8
Home Entertainment Software	1.2
Internet Software & Services	8.8
IT Consulting & Other Services	2.2
Semiconductor Equipment	2.8
Semiconductors	12.3
Systems Software	16.4
Other Information Technology	2.1

Ten Largest Holdings[6] (% of total net assets)

Microsoft Corp.	9.9%
International Business Machines Corp.	7.2
Apple Inc.	6.5
Cisco Systems, Inc.	6.2
Intel Corp.	5.7
Hewlett-Packard Co.	5.0
Google Inc.	4.8
Oracle Corp.	3.9
QUALCOMM Inc.	3.7
Dell Inc.	1.7
Top Ten	54.6%

1  MSCI US IMI/Information Technology.

2  MSCI US IMI/2500.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  Expense ratios shown are from the prospectus dated December 10, 2007. Expense ratios for the fiscal year ended August 31, 2008, were 0.25% for Admiral Shares and 0.20% for ETF Shares.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6  The holdings listed exclude any temporary cash investments and equity index products.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Information Technology Index Fund ETF Shares
Net Asset Value	–8.62%	1.47%	$10,692
Information Technology Index Fund ETF Shares
Market Price	–8.56	1.48	10,698
MSCI US IMI/2500	–9.90	5.15	12,594
MSCI US IMI/Information Technology	–8.51	1.65	10,784

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Information Technology Index Fund Admiral Shares[2]	–8.67%	3.98%	$118,920
MSCI US IMI/2500	–9.90	6.23	130,726
MSCI US IMI/Information Technology	–8.51	4.21	120,044

1  Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; March 25, 2004, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Information Technology Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2008

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2008
		Cumulative
		Since
	One Year	Inception
Information Technology Index Fund ETF Shares Market Price	–8.56%	6.98%
Information Technology Index Fund ETF Shares Net Asset Value	–8.62	6.92
MSCI US IMI/Information Technology	–8.51	7.84

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		–8.09%	1.27%
Net Asset Value		–8.17	1.27
Admiral Shares[1]	3/25/2004	–8.23	3.88

1  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights tables for dividend and capital gains information.

Information Technology Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Communications Equipment (15.0%)
*	Cisco Systems, Inc.	1,337,643	32,170
	QUALCOMM Inc.	366,442	19,293
	Corning, Inc.	356,530	7,323
	Motorola, Inc.	510,542	4,809
*	Juniper Networks, Inc.	118,840	3,054
	Harris Corp.	30,653	1,605
*	CommScope, Inc.	15,812	774
*	F5 Networks, Inc.	18,541	632
*	Brocade Communications
	Systems, Inc.	84,545	627
*	Foundry Networks, Inc.	32,005	589
*	Polycom, Inc.	19,788	555
*	JDS Uniphase Corp.	50,855	517
*	Tellabs, Inc.	88,270	460
*	Ciena Corp.	19,551	340
	ADTRAN Inc.	13,411	306
*	EchoStar Corp.	9,438	296
*	InterDigital, Inc.	10,690	284
	Plantronics, Inc.	10,971	283
*	ADC Telecommunications, Inc.	26,409	271
*	Arris Group Inc.	27,747	262
*	Emulex Corp.	18,901	254
*	Comtech
	Telecommunications Corp.	5,397	247
*	Avocent Corp.	10,241	240
*	Tekelec	13,607	223
*	Riverbed Technology, Inc.	11,953	203
*	Sonus Networks, Inc.	60,035	203
*	3Com Corp.	90,035	191
*	Harmonic, Inc.	21,032	185
*	Infinera Corp.	16,476	182
*	ViaSat, Inc.	6,170	162
*	Blue Coat Systems, Inc.	8,512	158
*	Sycamore Networks, Inc.	44,247	155
*	Powerwave Technologies, Inc.	29,640	150
	Black Box Corp.	3,948	141
*	NETGEAR, Inc.	7,881	133
*	Hughes Communications Inc.	2,173	96
*	Finisar Corp.	62,441	90
*	Extreme Networks, Inc.	24,846	87
*	Starent Networks Corp.	6,234	86
*	EMS Technologies, Inc.	3,482	82

*	Neutral Tandem, Inc.	3,958	81
*	Ixia	9,282	81
*	UTStarcom, Inc.	22,945	75
*	Aruba Networks, Inc.	11,547	73
*	Harris Stratex Networks, Inc.
	Class A	5,823	54
	Bel Fuse, Inc. Class B	1,881	52
*	Loral Space and
	Communications Ltd.	2,767	51
*	MRV Communications Inc.	35,853	49
*	Acme Packet, Inc.	5,330	34
*	Cogo Group, Inc.	6,007	33
*	OpNext, Inc.	5,210	33
*	Orbcomm, Inc.	5,592	32
*	Optium Corp.	3,111	28
*	Airvana, Inc.	4,921	25
	Bel Fuse, Inc. Class A	529	16
*	BigBand Networks Inc.	4,196	15
*	Nextwave Wireless Inc.	11,450	11
			78,461
Computers & Peripherals (24.4%)
	International Business
	Machines Corp.	311,056	37,865
*	Apple Inc.	199,640	33,845
	Hewlett-Packard Co.	558,255	26,193
*	Dell Inc.	411,755	8,947
*	EMC Corp.	467,984	7,151
*	NetApp, Inc.	77,790	1,982
	Seagate Technology	109,724	1,636
*	Sun Microsystems, Inc.	178,022	1,602
*	Western Digital Corp.	50,135	1,367
*	NCR Corp.	37,918	1,003
*	Teradata Corp.	40,646	999
*	Lexmark International, Inc.	21,558	775
*	SanDisk Corp.	50,892	736
	Diebold, Inc.	14,775	586
*	QLogic Corp.	30,166	563
*	Synaptics Inc.	5,133	269
*	Intermec, Inc.	10,928	220
*	Electronics for Imaging, Inc.	12,748	211
*	Avid Technology, Inc.	8,486	197
*	Palm, Inc.	22,833	194
	Imation Corp.	7,463	159
*	Data Domain, Inc.	5,744	132
*	Adaptec, Inc.	27,399	104
*	Netezza Corp.	6,489	88
*	Hutchinson Technology, Inc.	5,931	86
*	Quantum Corp.	45,900	81
*	Stratasys, Inc.	4,438	74
*	Rackable Systems Inc.	6,578	68
*	3PAR, Inc.	6,051	67
*	Novatel Wireless, Inc.	7,194	45
*	Compellent Technologies, Inc.	2,040	26
*	Isilon Systems Inc.	4,816	24
			127,295
Electronic Equipment & Instruments (4.7%)
	Tyco Electronics Ltd.	112,608	3,706
*	Agilent Technologies, Inc.	82,638	2,873
	Amphenol Corp.	39,762	1,889

*	Flextronics International Ltd.	189,390	1,689
*	FLIR Systems, Inc.	29,540	1,055
*	Avnet, Inc.	34,057	1,000
*	Trimble Navigation Ltd.	27,481	930
*	Arrow Electronics, Inc.	27,614	917
*	Mettler-Toledo International Inc.	7,924	834
*	Itron, Inc.	7,677	795
	Jabil Circuit, Inc.	40,261	679
*	Ingram Micro, Inc. Class A	34,254	648
*	Anixter International Inc.	6,784	501
*	Dolby Laboratories Inc.	11,524	469
	National Instruments Corp.	13,454	434
*	Tech Data Corp.	12,454	425
	Molex, Inc. Class A	17,383	401
	Molex, Inc.	14,422	348
*	Vishay Intertechnology, Inc.	38,621	343
*	Sanmina-SCI Corp.	119,210	280
*	Plexus Corp.	9,672	271
*	Rofin-Sinar Technologies Inc.	6,648	269
*	Benchmark Electronics, Inc.	16,096	265
*	L-1 Identity Solutions Inc.	14,934	246
*	Checkpoint Systems, Inc.	8,935	190
	Cognex Corp.	9,253	187
*	Insight Enterprises, Inc.	10,879	181
*	Littelfuse, Inc.	5,070	180
*	ScanSource, Inc.	5,855	176
*	Rogers Corp.	4,010	160
	MTS Systems Corp.	3,574	148
	Technitrol, Inc.	8,750	138
	Daktronics, Inc.	7,644	134
	AVX Corp.	11,592	133
*	DTS Inc.	3,978	128
	Park Electrochemical Corp.	4,373	123
*	Cogent Inc.	10,662	117
*	TTM Technologies, Inc.	9,482	114
*	Brightpoint, Inc.	11,767	101
*	Universal Display Corp.	7,103	101
	CTS Corp.	7,534	100
	Methode Electronics, Inc.
	Class A	8,513	94
*	SYNNEX Corp.	3,932	90
*	Electro Scientific
	Industries, Inc.	6,231	89
*	FARO Technologies, Inc.	3,587	85
*	Echelon Corp.	6,360	83
*	IPG Photonics Corp.	3,498	71
*	Newport Corp.	7,477	70
	Agilysys, Inc.	5,338	69
	Electro Rent Corp.	4,301	59
*	GSI Group, Inc.	8,584	43
*	Multi-Fineline Electronix, Inc.	2,269	39
*	KEMET Corp.	18,625	30
*	Smart Modular
	Technologies Inc.	8,119	25
*	Comverge Inc.	3,180	21
			24,546
Internet Software & Services (8.8%)
*	Google Inc.	54,021	25,027
*	eBay Inc.	253,286	6,314

*	Yahoo! Inc.	296,375	5,744
*	VeriSign, Inc.	44,871	1,435
*	Akamai Technologies, Inc.	38,098	872
*	Equinix, Inc.	7,513	605
*	SINA.com	11,673	498
*	Sohu.com Inc.	5,934	447
*	Digital River, Inc.	8,403	368
*,	^VistaPrint Ltd.	9,385	312
*	ValueClick, Inc.	22,104	285
*	Ariba, Inc.	19,008	280
*	j2 Global Communications, Inc.	10,052	248
*	Websense, Inc.	10,203	231
*	EarthLink, Inc.	24,635	230

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Omniture, Inc.	12,206	218
*	Mercadolibre Inc.	6,423	198
	United Online, Inc.	17,235	182
*	RealNetworks, Inc.	22,696	151
*	Interwoven Inc.	10,187	150
*	Vocus, Inc.	3,968	141
*	DealerTrack Holdings Inc.	7,620	140
*	CMGI, Inc.	10,474	124
*	Art Technology Group, Inc.	29,136	119
*	SAVVIS, Inc.	6,484	103
*	S1 Corp.	12,768	97
*	Bankrate, Inc.	2,966	96
*	SonicWALL, Inc.	14,087	92
	InfoSpace, Inc.	7,688	90
*	Move, Inc.	32,721	88
*	AsiaInfo Holdings, Inc.	6,606	87
*	Vignette Corp.	5,959	81
*	ComScore Inc.	3,794	77
*	GSI Commerce, Inc.	4,692	75
*	Internet Capital Group Inc.	8,613	73
*	LoopNet, Inc.	6,460	69
	Marchex, Inc.	5,876	66
	NIC Inc.	8,921	62
*	WebMD Health Corp. Class A	1,930	61
*	Switch and Data Inc.	4,124	60
*	The Knot, Inc.	6,284	57
*	Perficient, Inc.	6,480	51
*	Internet Brands Inc.	6,453	45
*	Chordiant Software, Inc.	7,385	44
*	Dice Holdings Inc.	4,807	43
*	Constant Contact, Inc.	2,443	42
*	DivX, Inc.	4,229	39
*	Liquidity Services, Inc.	3,410	37
*	Internap Network
	Services Corp.	10,847	34
*	Limelight Networks Inc.	8,207	31
*	Openwave Systems Inc.	19,063	27
*	TechTarget	2,238	16
			46,062
IT Services (9.6%)
	Visa Inc.	100,731	7,645
	Accenture Ltd.	134,343	5,556
	Automatic Data
	Processing, Inc.	117,387	5,210
	Western Union Co.	167,516	4,627
	MasterCard, Inc. Class A	16,641	4,036
	Paychex, Inc.	73,499	2,505
*	Fiserv, Inc.	37,123	1,925
*	Cognizant Technology
	Solutions Corp.	65,203	1,912
*	Computer Sciences Corp.	34,215	1,609
*	Alliance Data Systems Corp.	17,956	1,153
*	Affiliated Computer
	Services, Inc. Class A	20,333	1,082
	Fidelity National Information
	Services, Inc.	44,184	965

	Global Payments Inc.	18,014	868
*	SAIC, Inc.	41,738	837
*	Hewitt Associates, Inc.	19,843	798
	Total System Services, Inc.	38,147	760
*	Lender Processing
	Services, Inc.	21,778	725
	Broadridge Financial
	Solutions LLC	31,439	628
*	DST Systems, Inc.	9,256	572
*	Metavante Technologies	20,306	480
*	NeuStar, Inc. Class A	17,562	422
*	Convergys Corp.	28,464	420
*	Gartner, Inc. Class A	15,510	410
*	Perot Systems Corp.	20,265	361
*	CACI International, Inc.	6,765	343
*	Unisys Corp.	80,672	330
*	VeriFone Holdings, Inc.	15,012	303
*	ManTech International Corp.	4,662	275
*	Wright Express Corp.	8,796	262
*	CyberSource Corp.	14,595	251
	Acxiom Corp.	16,494	238
*	Genpact, Ltd.	16,572	234
*	SRA International, Inc.	9,879	232
	Syntel, Inc.	5,562	184
*	Euronet Worldwide, Inc.	9,251	174
*	Sapient Corp.	18,198	169
	MAXIMUS, Inc.	4,145	153
*	TeleTech Holdings, Inc.	9,385	145
*	CSG Systems International, Inc.	7,628	144
*	Forrester Research, Inc.	3,654	126
	Heartland Payment
	Systems, Inc.	5,087	115
*	TNS Inc.	4,926	113
*	Ness Technologies Inc.	7,980	99
*	Ciber, Inc.	12,413	97
*	RightNow Technologies Inc.	4,452	67
*	Global Cash Access, Inc.	11,055	66
*	BearingPoint, Inc.	48,234	55
*	iGATE Corp.	4,878	55
*	infoGROUP, Inc.	7,608	50
	Gevity HR, Inc.	5,156	42
*	Lionbridge Technologies, Inc.	12,951	41
*	ExlService Holdings, Inc.	3,274	36
			49,905
Office Electronics (0.6%)
	Xerox Corp.	203,546	2,835
*	Zebra Technologies Corp.
	Class A	15,299	478
			3,313
Semiconductors &
Semiconductor Equipment (15.1%)
	Intel Corp.	1,297,078	29,664
	Texas Instruments, Inc.	299,444	7,339
	Applied Materials, Inc.	306,434	5,491
*	MEMC Electronic
	Materials, Inc.	51,449	2,526
*	Broadcom Corp.	101,056	2,431
	Analog Devices, Inc.	66,005	1,845
	Xilinx, Inc.	63,220	1,642
	Linear Technology Corp.	50,226	1,639
*	Marvell Technology

	Group Ltd.	115,660	1,632
	Altera Corp.	67,867	1,537
*	NVIDIA Corp.	119,336	1,508
	KLA-Tencor Corp.	38,498	1,427
	Microchip Technology, Inc.	42,397	1,357
	National Semiconductor Corp.	54,900	1,177
*	Cypress Semiconductor Corp.	34,084	1,105
*	LAM Research Corp.	28,226	1,038
*	LSI Corp.	144,306	960
*	Advanced Micro Devices, Inc.	137,361	864
*	ON Semiconductor Corp.	85,331	808
*	Micron Technology, Inc.	170,737	724
	Intersil Corp.	28,454	667
*	Varian Semiconductor
	Equipment Associates, Inc.	16,931	547
*	Novellus Systems, Inc.	22,898	519
*	Microsemi Corp.	17,560	483
*	PMC Sierra Inc.	49,039	441
*	Atheros Communications, Inc.	13,431	438
*	Cree, Inc.	18,270	426
*	Integrated Device
	Technology Inc.	38,776	411
*	Atmel Corp.	95,807	401
*	Rambus Inc.	21,164	372
*	Teradyne, Inc.	39,150	365
*	Skyworks Solutions, Inc.	36,470	354
*	Silicon Laboratories Inc.	10,475	353
*	Fairchild Semiconductor
	International, Inc.	28,000	351
*	International Rectifier Corp.	16,303	341
*	Tessera Technologies, Inc.	10,747	250
*	Verigy Ltd.	13,439	248
*	FEI Co.	8,167	221
*	RF Micro Devices, Inc.	56,573	220
*	MKS Instruments, Inc.	9,587	216
*	Semtech Corp.	14,422	213
*	Cabot Microelectronics Corp.	5,300	205
*	Cymer, Inc.	6,814	204
*	TriQuint Semiconductor, Inc.	31,666	199
*	FormFactor Inc.	10,379	199
*	Amkor Technology, Inc.	26,434	199
*	ATMI, Inc.	7,475	182
*	Diodes Inc.	6,784	161
*	Entegris Inc.	25,959	160
*	Standard Microsystem Corp.	5,227	153
*	OmniVision Technologies, Inc.	12,473	146
*	Brooks Automation, Inc.	14,810	142
*	Hittite Microwave Corp.	3,835	136
*	Advanced Energy
	Industries, Inc.	8,190	132
*	Netlogic Microsystems Inc.	3,803	132
*	Silicon Image, Inc.	18,893	131
*	Monolithic Power Systems	5,227	127
*	Applied Micro Circuits Corp.	14,498	115
*	Veeco Instruments, Inc.	6,821	115
*	Sigma Designs, Inc.	6,678	114
	Micrel, Inc.	11,991	110
*	Axcelis Technologies, Inc.	22,823	108
*	Zoran Corp.	11,434	102

*	Cirrus Logic, Inc.	15,519	96
*	Cavium Networks, Inc.	5,355	92
*	Actel Corp.	5,997	83
	Cohu, Inc.	4,888	82
*	Supertex, Inc.	2,629	78
*	Silicon Storage
	Technology, Inc.	20,870	68
*	Exar Corp.	8,754	68
*	Conexant Systems, Inc.	10,948	64
*	Kulicke & Soffa Industries, Inc.	12,206	63
*	Spansion Inc. Class A	26,723	60
*	Lattice Semiconductor Corp.	25,626	60
*	DSP Group Inc.	7,261	56
*	Mattson Technology, Inc.	11,023	56
*	Rudolph Technologies, Inc.	6,456	54
*	ANADIGICS, Inc.	13,868	47
*	Trident Microsystems, Inc.	13,235	42
*	Eagle Test Systems, Inc.	2,813	40
*	Advanced Analogic
	Technologies, Inc.	8,701	40
*	Rubicon Technology, Inc.	2,849	35
*	PDF Solutions, Inc.	5,455	35
*	Photronics, Inc.	8,814	29
*	SiRF Technology Holdings, Inc.	12,726	24
			79,095
Software (21.9%)
	Microsoft Corp.	1,898,055	51,798
*	Oracle Corp.	932,970	20,460
*	Adobe Systems, Inc.	120,395	5,157
*	Symantec Corp.	190,071	4,241

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Electronic Arts Inc.	72,085	3,518
	CA, Inc.	93,065	2,225
*	Activision Blizzard, Inc.	66,767	2,191
*	Intuit, Inc.	69,036	2,076
*	Autodesk, Inc.	50,581	1,797
*	McAfee Inc.	36,446	1,442
*	BMC Software, Inc.	43,145	1,405
*	salesforce.com, inc.	23,122	1,295
*	Citrix Systems, Inc.	41,608	1,260
*	Red Hat, Inc.	43,656	917
*	ANSYS, Inc.	19,067	846
*	Synopsys, Inc.	32,261	695
*	Compuware Corp.	59,233	677
	FactSet Research Systems Inc.	10,290	645
*	Sybase, Inc.	17,952	618
*	Nuance Communications, Inc.	38,315	605
*	MICROS Systems, Inc.	18,412	567
*	Parametric Technology Corp.	26,046	523
*	Novell, Inc.	79,032	508
*	Cadence Design Systems, Inc.	58,373	466
*	Take-Two Interactive
	Software, Inc.	17,406	436
*	Solera Holdings, Inc.	13,827	426
*	Concur Technologies, Inc.	9,464	416
*	VMware Inc.	9,514	378
*	Macrovision Solutions Corp.	22,999	357
	Jack Henry & Associates Inc.	17,668	354
*	TIBCO Software Inc.	42,006	344
*	Informatica Corp.	19,705	332
*	Progress Software Corp.	9,480	277
*	Blackboard Inc.	6,655	266
	Fair Isaac, Inc.	10,957	253
*	Mentor Graphics Corp.	20,062	245
*	Lawson Software, Inc.	29,873	242
*	THQ Inc.	14,952	229
*	Quest Software, Inc.	15,098	223
*	Net 1 UEPS Technologies, Inc.	8,256	221
	Blackbaud, Inc.	9,937	201
*	Wind River Systems Inc.	17,659	195
*	Advent Software, Inc.	4,119	191
*	TiVo Inc.	21,153	179
	Quality Systems, Inc.	3,999	171
*	Commvault Systems, Inc.	9,363	158
*	The Ultimate Software
	Group, Inc.	5,514	155
*	ACI Worldwide, Inc.	8,112	147
*	Manhattan Associates, Inc.	5,491	135
*	MicroStrategy Inc.	2,080	133
*	MSC Software Corp.	10,062	131
*	Tyler Technologies, Inc.	8,047	130
*	SPSS, Inc.	3,995	126
*	JDA Software Group, Inc.	6,420	117
*	Taleo Corp. Class A	4,818	117
*	Kenexa Corp.	4,746	110
*	Epicor Software Corp.	11,858	101
*	VASCO Data Security
	International, Inc.	6,615	91

*	Symyx Technologies, Inc.	7,079	78
*	EPIQ Systems, Inc.	6,815	77
*	SuccessFactors Inc.	6,693	74
*	Intervoice, Inc.	8,573	70
*	Synchronoss Technologies, Inc.	4,713	60
*	NetSuite Inc.	3,296	55
*	Secure Computing Corp.	12,628	54
*	Monotype Imaging
	Holdings Inc.	4,181	52
*	Radiant Systems, Inc.	5,727	52
*	FalconStor Software, Inc.	6,713	51
*	Magma Design
	Automation, Inc.	8,319	42
*	Sonic Solutions, Inc.	5,723	27
	Renaissance Learning, Inc.	1,746	22
*	Deltek, Inc.	2,317	19
			114,252
Total Common Stocks
(Cost $574,148)			522,929
Temporary Cash Investment (0.0%)
[1,2]	Vanguard Market Liquidity
	Fund, 2.389%
	(Cost $151)	150,505	151
Total Investments (100.1%)
(Cost $574,299)			523,080
Other Assets and Liabilities (–0.1%)
Other Assets			4,648
Liabilities[2]			(5,005)
			(357)
Net Assets (100%)			522,723

At August 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	581,846
Undistributed Net Investment Income	1,954
Accumulated Net Realized Losses	(9,858)
Unrealized Appreciation (Depreciation)	(51,219)
Net Assets	522,723

Admiral Shares—Net Assets
Applicable to 956,598 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	26,095
Net Asset Value Per Share—
Admiral Shares	$27.28

ETF Shares—Net Assets
Applicable to 9,314,517 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	496,628
Net Asset Value Per Share—
ETF Shares	$53.32

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $143,000.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  Includes $151,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Year Ended
August 31, 2008
($000)
Investment Income
Income
Dividends	3,757
Interest[1]	12
Total Income	3,769
Expenses
The Vanguard Group—Note B
Investment Advisory Services	47
Management and Administrative
Admiral Shares	44
ETF Shares	738
Marketing and Distribution
Admiral Shares	4
ETF Shares	131
Custodian Fees	33
Auditing Fees	22
Shareholders’ Reports
Admiral Shares	—
ETF Shares	38
Trustees’ Fees and Expenses	1
Total Expenses	1,058
Net Investment Income	2,711
Realized Net Gain (Loss) on
Investment Securities Sold	32,592
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(98,555)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(63,252)

Statement of Changes in Net Assets

	Year Ended August 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,711	1,259
Realized Net Gain (Loss)	32,592	295
Change in Unrealized Appreciation (Depreciation)	(98,555)	53,390
Net Increase (Decrease) in Net Assets Resulting from Operations	(63,252)	54,944
Distributions
Net Investment Income
Admiral Shares	(64)	(14)
ETF Shares	(1,663)	(640)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(1,727)	(654)
Capital Share Transactions
Admiral Shares	16,473	6,136
ETF Shares	119,838	214,370
Net Increase (Decrease) from Capital Share Transactions	136,311	220,506
Total Increase (Decrease)	71,332	274,796
Net Assets
Beginning of Period	451,391	176,595
End of Period[2]	522,723	451,391

1  Interest income from an affiliated company of the fund was $12,000.

2  Net Assets—End of Period includes undistributed net investment income of $1,954,000 and $970,000. See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

Admiral Shares

					Mar. 25,
					2004[1] to
	Year Ended August 31,				Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$29.95	$24.40	$23.93	$20.72	$23.40
Investment Operations
Net Investment Income	.121	.110[2]	.084[2]	.351[3]	.010
Net Realized and Unrealized Gain
(Loss) on Investments	(2.706)	5.500	.424	3.182	(2.690)
Total from Investment Operations	(2.585)	5.610	.508	3.533	(2.680)
Distributions
Dividends from Net Investment Income	(.085)	(.060)	(.038)	(.323)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.085)	(.060)	(.038)	(.323)	—
Net Asset Value, End of Period	$27.28	$29.95	$24.40	$23.93	$20.72

Total Return[4]	–8.67%	23.02%	2.12%	17.05%	–11.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26	$12	$5	$2	$0.2
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%	0.28%	0.28%	0.28%[5]
Ratio of Net Investment Income to
Average Net Assets	0.46%	0.38%	0.33%	1.26%[3]	0.12%[5]
Portfolio Turnover Rate[6]	11%	8%	8%	7%	9%

ETF Shares

					Jan. 26,
					2004[1] to
	Year Ended August 31,				Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$58.52	$47.66	$46.76	$40.46	$50.89
Investment Operations
Net Investment Income	.249	.231[2]	.175[2]	.670[7]	.030
Net Realized and Unrealized Gain
(Loss) on Investments	(5.274)	10.765	.816	6.239	(10.460)
Total from Investment Operations	(5.025)	10.996	.991	6.909	(10.430)
Distributions
Dividends from Net Investment Income	(.175)	(.136)	(.091)	(.609)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.175)	(.136)	(.091)	(.609)	—
Net Asset Value, End of Period	$53.32	$58.52	$47.66	$46.76	$40.46

Total Return	–8.62%	23.10%	2.11%	17.07%	–20.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$497	$439	$172	$51	$16
Ratio of Total Expenses to Average Net Assets	0.20%	0.22%	0.25%	0.26%	0.28%[5]
Ratio of Net Investment Income to
Average Net Assets	0.51%	0.42%	0.36%	1.28%[7]	0.12%[5]
Portfolio Turnover Rate[6]	11%	8%	8%	7%	9%

1  Inception.

2  Calculated based on average shares outstanding.

3  Net investment income per share and the ratio of net investment income to average net assets include $.284 and 1.00%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

4  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

5  Annualized.

6  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

7  Net investment income per share and the ratio of net investment income to average net assets include $.553 and 1.00%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004. See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares were listed for trading on the American Stock Exchange through September 18, 2008, and on the NYSE Arca, Inc., thereafter; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2008, the fund had contributed capital of $42,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Information Technology Index Fund

During the year ended August 31, 2008, the fund realized $41,247,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2008, the fund had $2,217,000 of ordinary income available for distribution. The fund had available realized losses of $9,645,000 to offset future net capital gains of $63,000 through August 31, 2013, $188,000 through August 31, 2014, $612,000 through August 31, 2015, $218,000 through August 31, 2016, and $8,564,000 through August 31, 2017.

At August 31, 2008, the cost of investment securities for tax purposes was $574,512,000. Net unrealized depreciation of investment securities for tax purposes was $51,432,000, consisting of unrealized gains of $17,173,000 on securities that had risen in value since their purchase and $68,605,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2008, the fund purchased $420,580,000 of investment securities and sold $282,704,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	22,099	752	9,143	320
Issued in Lieu of Cash Distributions	58	2	12	—
Redeemed[1]	(5,684)	(206)	(3,019)	(108)
Net Increase (Decrease)—Admiral Shares	16,473	548	6,136	212
ETF Shares
Issued	344,646	6,010	214,370	3,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(224,808)	(4,200)	—	—
Net Increase (Decrease)—ETF Shares	119,838	1,810	214,370	3,900

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

1  Net of redemption fees of $70,000 and $19,000 (fund totals).

Materials Index Fund

Fund Profile

As of August 31, 2008

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	118	118	2,481
Median Market Cap	$16.6B	$16.6B	$32.1B
Price/Earnings Ratio	16.6x	16.6x	16.8x
Price/Book Ratio	2.5x	2.5x	2.4x
Yield[3]		1.9%	2.0%
Admiral Shares	1.7%
ETF Shares	1.8%
Return on Equity	18.6%	18.6%	20.1%
Earnings Growth Rate	28.6%	28.6%	18.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	10%	—	—
Expense Ratio (8/31/2007)[4]		—	—
Admiral Shares	0.26%
ETF Shares	0.22%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.62
Beta	1.00	1.01

Industry Diversification (% of equity exposure)

Aluminum	5.0%
Commodity Chemicals	1.5
Construction Materials	2.8
Diversified Chemicals	17.9
Diversified Metals & Mining	7.1
Fertilizers & Agricultural Chemicals	16.3
Forest Products	2.3
Gold	3.6
Industrial Gases	9.1
Metal & Glass Containers	4.5
Paper Packaging	3.1
Paper Products	3.7
Specialty Chemicals	10.7
Steel	12.0
Other Materials	0.4

Ten Largest Holdings[6] (% of total net assets)

Monsanto Co.	11.0%
E.I. du Pont de Nemours & Co.	7.0
Freeport-McMoRan Copper & Gold, Inc.
Class B	6.0
Dow Chemical Co.	5.5
Praxair, Inc.	4.9
Alcoa Inc.	4.6
Newmont Mining Corp. (Holding Co.)	3.4
Air Products & Chemicals, Inc.	3.4
The Mosaic Co.	2.9
Nucor Corp.	2.9
Top Ten	51.6%

1  MSCI US IMI/Materials.

2  MSCI US IMI/2500.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  Expense ratios shown are from the prospectus dated December 10, 2007. Expense ratios for the fiscal year ended August 31, 2008, were 0.25% for Admiral Shares and 0.20% for ETF Shares.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6  The holdings listed exclude any temporary cash investments and equity index products.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Materials Index Fund ETF Shares Net Asset Value	4.15%	13.83%	$18,136
Materials Index Fund ETF Shares Market Price	4.25%	13.83%	18,138
MSCI US IMI/2500	–9.90	5.15	12,594
MSCI US IMI/Materials	4.15	14.00	18,264

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Materials Index Fund Admiral Shares[2]	4.09%	13.01%	$174,471
MSCI US IMI/2500	–9.90	5.14	125,648
MSCI US IMI/Materials	4.15	13.21	175,924

1  Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; February 11, 2004, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Materials Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2008

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2008
		Cumulative
		Since
	One Year	Inception
Materials Index Fund ETF Shares Market Price	4.25%	81.38%
Materials Index Fund ETF Shares Net Asset Value	4.15	81.36
MSCI US IMI/Materials	4.15	82.64

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		8.06%	16.09%
Net Asset Value		7.95	16.09
Admiral Shares[1]	2/11/2004	7.91	15.24

1  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights tables for dividend and capital gains information.

Materials Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Chemicals (55.5%)
	Monsanto Co.	452,476	51,695
	E.I. du Pont de
	Nemours & Co.	742,548	32,999
	Dow Chemical Co.	766,968	26,177
	Praxair, Inc.	258,149	23,192
	Air Products &
	Chemicals, Inc.	173,585	15,944
	The Mosaic Co.	128,094	13,673
	PPG Industries, Inc.	135,539	8,520
	Rohm & Haas Co.	105,324	7,904
	Ecolab, Inc.	153,246	7,009
	CF Industries Holdings, Inc.	44,254	6,744
	Sigma-Aldrich Corp.	106,945	6,070
	Celanese Corp. Series A	125,165	4,826
	FMC Corp.	59,165	4,351
	Eastman Chemical Co.	62,830	3,790
	Terra Industries, Inc.	75,265	3,774
	Airgas, Inc.	61,554	3,646
	Lubrizol Corp.	56,712	3,005
	Nalco Holding Co.	116,922	2,674
	International Flavors &
	Fragrances, Inc.	60,500	2,433
	Albemarle Corp.	60,266	2,395
	RPM International, Inc.	101,186	2,186
	Ashland, Inc.	47,099	1,928
	Hercules, Inc.	89,157	1,921
	Cytec Industries, Inc.	37,599	1,910
	Valspar Corp.	78,684	1,862
	Huntsman Corp.	136,270	1,778
	Olin Corp.	61,971	1,668
*	W.R. Grace & Co.	58,310	1,533
	Cabot Corp.	54,154	1,498
*	Rockwood Holdings, Inc.	36,919	1,397
	Chemtura Corp.	200,126	1,319
	H.B. Fuller Co.	43,559	1,136
	Sensient Technologies Corp.	37,247	1,088
	Minerals Technologies, Inc.	15,820	1,039
*	OM Group, Inc.	25,056	930
	Ferro Corp.	36,128	796
	Arch Chemicals, Inc.	20,973	770
	NewMarket Corp.	11,171	759
	Koppers Holdings, Inc.	14,647	671

*	Calgon Carbon Corp.	30,241	645
*	PolyOne Corp.	73,127	600
	Scotts Miracle-Gro Co.	21,989	588
	A. Schulman Inc.	21,464	520
	Innophos Holdings Inc.	12,189	457
*	Zoltek Cos., Inc.	22,475	383
	Innospec, Inc.	20,417	320
	Westlake Chemical Corp.	16,339	310
	American Vanguard Corp.	19,260	286
	Spartech Corp.	25,637	270
*	Flotek Industries, Inc.	15,871	267
	NL Industries, Inc.	8,340	88
	Georgia Gulf Corp.	1,559	5
	Tronox Inc.	1,273	1
	Tronox Inc. Class B	1,344	1
			261,751
Construction Materials (2.8%)
^	Vulcan Materials Co.	90,317	6,759
	Martin Marietta Materials, Inc.	34,117	3,852
	Eagle Materials, Inc.	36,248	1,106
	Texas Industries, Inc.	19,285	1,016
*	Headwaters Inc.	36,194	557
			13,290
Containers & Packaging (7.6%)
*	Owens-Illinois, Inc.	136,838	6,103
*	Crown Holdings, Inc.	132,788	3,683
	Ball Corp.	76,847	3,529
	Sealed Air Corp.	133,920	3,245
*	Pactiv Corp.	108,347	2,911
	Sonoco Products Co.	82,520	2,852
	Bemis Co., Inc.	83,157	2,322
	AptarGroup Inc.	56,746	2,292
	Packaging Corp. of America	86,859	2,237
	Temple-Inland Inc.	87,894	1,469
	Greif Inc. Class A	19,856	1,372
	Silgan Holdings, Inc.	22,015	1,152
	Rock-Tenn Co.	30,343	1,113
*	Smurfit-Stone
	Container Corp.	210,961	1,065
*	Graphic Packaging
	Holding Co.	92,542	264
	Myers Industries, Inc.	2,797	37
			35,646
Metals & Mining (28.1%)
	Freeport-McMoRan Copper
	& Gold, Inc. Class B	315,957	28,221
	Alcoa Inc.	671,001	21,559
	Newmont Mining Corp.
	(Holding Co.)	359,170	16,199
	Nucor Corp.	259,057	13,601
	United States Steel Corp.	97,169	12,930
	Cleveland-Cliffs Inc.	74,718	7,563
	AK Steel Holding Corp.	92,594	4,871
	Allegheny Technologies Inc.	75,315	3,690
	Steel Dynamics, Inc.	132,688	3,295
	Reliance Steel &
	Aluminum Co.	55,784	3,180
	Commercial Metals Co.	96,637	2,515
	Compass Minerals

	International, Inc.	26,774	1,855
*	Century Aluminum Co.	31,816	1,551
	Carpenter Technology Corp.	38,125	1,480
	Schnitzer Steel
	Industries, Inc. Class A	17,958	1,229
	Titanium Metals Corp.	78,594	1,133
	Worthington Industries, Inc.	56,411	993
	Royal Gold, Inc.	25,240	876
*	Coeur d’Alene Mines Corp.	410,386	735
*,^Hecla Mining Co.		101,613	713
	Kaiser Aluminum Corp.	12,942	700
	AMCOL International Corp.	19,016	693
*	Haynes International, Inc.	10,138	593
*	Brush Engineered
	Materials Inc.	16,992	498
*	RTI International Metals, Inc.	12,134	410
	Olympic Steel, Inc.	7,612	362
*	General Moly, Inc.	43,871	299
*	Stillwater Mining Co.	39,779	296
	A.M. Castle & Co.	13,838	278
*	Horsehead Holding Corp.	30,455	253
*	Apex Silver Mines Ltd.	43,744	129
			132,700
Paper & Forest Products (6.0%)
	Weyerhaeuser Co.	174,093	9,660
	International Paper Co.	335,285	9,070
	MeadWestvaco Corp.	144,049	3,814
*	Domtar Corp.	440,619	2,516
	Louisiana-Pacific Corp.	86,586	843
	Glatfelter	38,511	565
	Deltic Timber Corp.	9,074	557
	Wausau Paper Corp.	41,646	359
*	Buckeye Technology, Inc.	34,289	316
*,^AbitibiBowater, Inc.		41,709	274
	Schweitzer-Mauduit
	International, Inc.	13,275	252
	Neenah Paper Inc.	12,462	242
			28,468
Total Common Stocks
(Cost $483,403)			471,855
Temporary Cash Investment (0.9%)
[1,2]	Vanguard Market Liquidity
	Fund, 2.389%
	(Cost $4,202)	4,201,501	4,202
Total Investments (100.9%)
(Cost $487,605)			476,057
Other Assets and Liabilities (–0.9%)
Other Assets			2,189
Liabilities[2]			(6,563)
			(4,374)
Net Assets (100%)			471,683

Materials Index Fund

At August 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	486,177
Undistributed Net Investment Income	4,789
Accumulated Net Realized Losses	(7,735)
Unrealized Appreciation (Depreciation)	(11,548)
Net Assets	471,683

Admiral Shares—Net Assets
Applicable to 2,497,907 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	107,040
Net Asset Value Per Share—
Admiral Shares	$42.85

ETF Shares—Net Assets
Applicable to 4,326,918 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	364,643
Net Asset Value Per Share—
ETF Shares	$84.27

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $3,951,000.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  Includes $4,202,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Year Ended
August 31, 2008
($000)
Investment Income
Income
Dividends	8,872
Interest[1]	17
Security Lending	7
Total Income	8,896
Expenses
The Vanguard Group—Note B
Investment Advisory Services	45
Management and Administrative
Admiral Shares	186
ETF Shares	517
Marketing and Distribution
Admiral Shares	16
ETF Shares	90
Custodian Fees	18
Auditing Fees	23
Shareholders’ Reports
Admiral Shares	1
ETF Shares	30
Total Expenses	926
Net Investment Income	7,970
Realized Net Gain (Loss) on
Investment Securities Sold	34,834
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(35,820)
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,984

Statement of Changes in Net Assets

	Year Ended August 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,970	4,022
Realized Net Gain (Loss)	34,834	12,404
Change in Unrealized Appreciation (Depreciation)	(35,820)	22,936
Net Increase (Decrease) in Net Assets Resulting from Operations	6,984	39,362
Distributions
Net Investment Income
Admiral Shares	(1,057)	(270)
ETF Shares	(5,116)	(2,045)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(6,173)	(2,315)
Capital Share Transactions
Admiral Shares	52,003	40,346
ETF Shares	49,893	183,943
Net Increase (Decrease) from Capital Share Transactions	101,896	224,289
Total Increase (Decrease)	102,707	261,336
Net Assets
Beginning of Period	368,976	107,640
End of Period[2]	471,683	368,976

1  Interest income from an affiliated company of the fund was $17,000.

2  Net Assets—End of Period includes undistributed net investment income of $4,789,000 and $2,992,000. See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

Admiral Shares

					Feb. 11,
					2004[1] to
	Year Ended August 31,				Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$41.75	$32.37	$28.34	$26.53	$26.14
Investment Operations
Net Investment Income	.732	.700[2]	.672[2]	.480	.240
Net Realized and Unrealized Gain
(Loss) on Investments[3]	1.008	9.250	3.853	1.830	.150
Total from Investment Operations	1.740	9.950	4.525	2.310	.390
Distributions
Dividends from Net Investment Income	(.640)	(.570)	(.495)	(.500)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.640)	(.570)	(.495)	(.500)	—
Net Asset Value, End of Period	$42.85	$41.75	$32.37	$28.34	$26.53

Total Return[4]	4.09%	31.00%	16.08%	8.61%	1.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$107	$57	$12	$7	$1
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%	0.28%	0.28%	0.28%[5]
Ratio of Net Investment Income to
Average Net Assets	1.74%	1.80%	2.13%	1.81%	1.93%[5]
Portfolio Turnover Rate[6]	10%	6%	13%	12%	8%

ETF Shares

					Jan. 26,
					2004[1] to
	Year Ended August 31,				Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$82.10	$63.65	$55.70	$52.13	$49.48
Investment Operations
Net Investment Income	1.470	1.418[2]	1.336[2]	.915	.580
Net Realized and Unrealized Gain
(Loss) on Investments[7]	1.977	18.168	7.582	3.630	2.070
Total from Investment Operations	3.447	19.586	8.918	4.545	2.650
Distributions
Dividends from Net Investment Income	(1.277)	(1.136)	(.968)	(.975)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.277)	(1.136)	(.968)	(.975)	—
Net Asset Value, End of Period	$84.27	$82.10	$63.65	$55.70	$52.13

Total Return	4.15%	31.06%	16.11%	8.62%	5.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$365	$312	$95	$50	$21
Ratio of Total Expenses to Average Net Assets	0.20%	0.22%	0.25%	0.26%	0.28%[5]
Ratio of Net Investment Income to
Average Net Assets	1.79%	1.84%	2.16%	1.83%	1.93%[5]
Portfolio Turnover Rate[6]	10%	6%	13%	12%	8%

1  Inception.

2  Calculated based on average shares outstanding.

3  Includes increases from redemption fees of $.02, $.01, $.00, $.00, and $.01.

4  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

5  Annualized.

6  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

7  Includes increases from redemption fees of $.04, $.02, $.00, $.00, and $.02. See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares were listed for trading on the American Stock Exchange through September 18, 2008, and on the NYSE Arca, Inc., thereafter; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2008, the fund had contributed capital of $44,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2008, the fund realized $40,528,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Materials Index Fund

For tax purposes, at August 31, 2008, the fund had $5,003,000 of ordinary income available for distribution. The fund had available realized losses of $7,506,000 to offset future net capital gains of $6,000 through August 31, 2014, $698,000 through August 31, 2015, $1,458,000 through August 31, 2016, and $5,344,000 through August 31, 2017.

At August 31, 2008, the cost of investment securities for tax purposes was $487,834,000. Net unrealized depreciation of investment securities for tax purposes was $11,777,000, consisting of unrealized gains of $36,802,000 on securities that had risen in value since their purchase and $48,579,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2008, the fund purchased $292,915,000 of investment securities and sold $188,871,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	72,955	1,626	46,752	1,145
Issued in Lieu of Cash Distributions	987	22	251	7
Redeemed[1]	(21,939)	(507)	(6,657)	(171)
Net Increase (Decrease)—Admiral Shares	52,003	1,141	40,346	981
ETF Shares
Issued	200,303	2,323	224,099	2,804
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(150,410)	(1,800)	(40,156)	(500)
Net Increase (Decrease)—ETF Shares	49,893	523	183,943	2,304

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

1  Net of redemption fees of $237,000 and $68,000 (fund totals).

Telecommunication Services Index Fund

Fund Profile

As of August 31, 2008

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	46	46	2,481
Median Market Cap	$10.6B	$100.1B	$32.1B
Price/Earnings Ratio	22.5x	17.2x	16.8x
Price/Book Ratio	2.3x	2.0x	2.4x
Yield[3]		4.1%	2.0%
Admiral Shares	3.3%
ETF Shares	3.4%
Return on Equity	9.3%	11.0%	20.1%
Earnings Growth Rate	1.8%	0.4%	18.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	28%	—	—
Expense Ratio (8/31/2007)[4]		—	—
Admiral Shares	0.27%
ETF Shares	0.23%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.94	0.76
Beta	0.92	1.34

Industry Diversification (% of equity exposure)

Alternative Carriers	8.8%
Integrated Telecommunication Services	61.2
Wireless Telecommunication Services	30.0

Ten Largest Holdings[6] (% of total net assets)

AT&T Inc.	20.1%
Verizon Communications Inc.	20.1
Sprint Nextel Corp.	4.9
American Tower Corp. Class A	4.5
Crown Castle International Corp.	3.2
NII Holdings Inc.	2.9
Embarq Corp.	2.6
Qwest Communications International Inc.	2.2
Windstream Corp.	2.2
Level 3 Communications, Inc.	2.1
Top Ten	64.8%

1  MSCI US IMI/Telecommunication Services.

2  MSCI US IMI/2500.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  Expense ratios shown are from the prospectus dated December 10, 2007. Expense ratios for the fiscal year ended August 31, 2008, were 0.25% for Admiral Shares and 0.20% for ETF Shares.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6  The holdings listed exclude any temporary cash investments and equity index products.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Telecommunication Services Index Fund ETF Shares
Net Asset Value	–20.94%	7.93%	$13,504
Telecommunication Services Index Fund ETF Shares
Market Price	–20.94	7.90	13,489
MSCI US IMI/2500	–9.90	6.84	12,973
MSCI US IMI/Telecommunication Services	–20.07	7.11	13,107

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Telecommunication Services Index Fund Admiral Shares[2]	–20.98%	6.91%	$126,154
MSCI US IMI/2500	–9.90	4.83	117,817
MSCI US IMI/Telecommunication Services	–20.07	6.99	126,475

1  Performance for the fund and its comparative standards is calculated since the following inception dates: September 23, 2004, for ETF Shares; March 11, 2005, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Telecommunication Services Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2008

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2008
		Cumulative
		Since
	One Year	Inception
Telecommunication Services Index Fund ETF Shares Market Price	–20.94%	34.89%
Telecommunication Services Index Fund ETF Shares Net Asset Value	–20.94	35.04
MSCI US IMI/Telecommunication Services	–20.07	31.07

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	9/23/2004
Market Price		–22.68%	8.38%
Net Asset Value		–22.69	8.40
Admiral Shares[1]	3/11/2005	–22.74	7.39

1  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Note: See Financial Highlights tables for dividend and capital gains information.

Telecommunication Services Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.7%)
Diversified Telecommunication Services (70.5%)
	Alternative Carriers (8.8%)
*	Level 3 Communications, Inc.	990,172	3,396
*	tw telecom inc.	137,378	2,107
*	Premiere Global
	Services, Inc.	105,811	1,600
*	Vonage Holdings Corp.	1,052,071	1,557
*	Global Crossing Ltd.	80,180	1,464
*	Cogent Communications
	Group, Inc.	154,599	1,424
*	Globalstar, Inc.	441,941	1,370
*	PAETEC Holding Corp.	402,903	1,330

	Integrated Telecommunication Services (61.7%)
	AT&T Inc.	1,015,575	32,488
	Verizon Communications Inc.	923,139	32,421
	Embarq Corp.	87,434	4,123
	Qwest Communications
	International Inc.	961,167	3,633
	Windstream Corp.	286,261	3,555
*	Frontier
	Communications Corp.	230,952	2,903
	CenturyTel, Inc.	73,220	2,829
*	Cincinnati Bell Inc.	418,607	1,633
	FairPoint
	Communications, Inc.	181,823	1,609
	Iowa Telecommunications
	Services Inc.	87,373	1,607
*	General Communication, Inc.	153,676	1,558
*	Cbeyond Inc.	89,481	1,515
	NTELOS Holdings Corp.	49,471	1,472
	Shenandoah
	Telecommunications Co.	84,528	1,461
	Alaska Communications
	Systems Holdings, Inc.	137,832	1,450
	SureWest Communications	118,878	1,413
	Consolidated Communications
	Holdings, Inc.	92,826	1,403
	Atlantic Tele-Network, Inc.	41,630	1,393
*	IDT Corp. Class B	724,858	1,124
*	IDT Corp.	67,059	104
			113,942
Wireless Telecommunication Services (30.2%)

	Sprint Nextel Corp.	909,108	7,927
*	American Tower Corp.
	Class A	175,965	7,273
*	Crown Castle
	International Corp.	140,154	5,242
*	NII Holdings Inc.	90,696	4,763
*	MetroPCS
	Communications Inc.	156,592	2,642
*	SBA Communications Corp.	75,620	2,641
*	Leap Wireless
	International, Inc.	50,157	2,240
*	U.S. Cellular Corp.	32,369	1,693
	USA Mobility, Inc.	144,283	1,626
*	Syniverse Holdings Inc.	95,457	1,584
*	Centennial Communications
	Corp. Class A	199,306	1,519
*	Clearwire Corp.	153,742	1,514
*	ICO Global Communications
	(Holdings) Ltd.	491,174	1,439
*	iPCS, Inc.	69,844	1,397
	Telephone & Data
	Systems, Inc.	35,656	1,369
	Telephone & Data
	Systems, Inc.—
	Special Common Shares	35,508	1,326
*	Fibertower Corp.	971,493	1,263
*	TerreStar Corp.	453,908	1,262
			48,720
Total Investments (100.7%)
(Cost $204,119)			162,662
Other Assets and Liabilities (–0.7%)
Other Assets			4,042
Liabilities			(5,218)
			(1,176)
Net Assets (100%)			161,486

At August 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	222,740
Undistributed Net Investment Income	3,214
Accumulated Net Realized Losses	(23,011)
Unrealized Appreciation (Depreciation)	(41,457)
Net Assets	161,486

Admiral Shares—Net Assets
Applicable to 594,292 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	18,769
Net Asset Value Per Share—
Admiral Shares	$31.58

ETF Shares—Net Assets
Applicable to 2,300,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	142,717
Net Asset Value Per Share—
ETF Shares	$62.05

•  See Note A in Notes to Financial Statements.

* Non-income-producing security.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Statement of Operations

Year Ended
August 31, 2008
($000)
Investment Income
Income
Dividends	5,966
Interest[1]	15
Security Lending	3
Total Income	5,984
Expenses
The Vanguard Group—Note B
Investment Advisory Services	36
Management and Administrative
Admiral Shares	54
ETF Shares	236
Marketing and Distribution
Admiral Shares	14
ETF Shares	55
Custodian Fees	20
Auditing Fees	23
Shareholders’ Reports
Admiral Shares	—
ETF Shares	15
Total Expenses	453
Expenses Paid Indirectly	(4)
Net Expenses	449
Net Investment Income	5,535
Realized Net Gain (Loss) on
Investment Securities Sold	(7,019)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(51,454)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(52,938)

Statement of Changes in Net Assets

	Year Ended August 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,535	5,124
Realized Net Gain (Loss)	(7,019)	21,123
Change in Unrealized Appreciation (Depreciation)	(51,454)	8,792
Net Increase (Decrease) in Net Assets Resulting from Operations	(52,938)	35,039
Distributions
Net Investment Income
Admiral Shares	(1,069)	(271)
ETF Shares	(5,594)	(1,761)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(6,663)	(2,032)
Capital Share Transactions
Admiral Shares	(22,656)	40,952
ETF Shares	(73,150)	165,408
Net Increase (Decrease) from Capital Share Transactions	(95,806)	206,360
Total Increase (Decrease)	(155,407)	239,367
Net Assets
Beginning of Period	316,893	77,526
End of Period[2]	161,486	316,893

1 Interest income from an affiliated company of the fund was $15,000.

2  Net Assets—End of Period includes undistributed net investment income of $3,214,000 and $4,342,000. See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares

				Mar. 11,
				2005[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$41.01	$33.29	$28.18	$26.75
Investment Operations
Net Investment Income	.908[2]	.888[2]	.861[2,3]	.340[2]
Net Realized and Unrealized Gain (Loss) on Investments[4]	(9.338)	7.308	5.041	1.090
Total from Investment Operations	(8.430)	8.196	5.902	1.430
Distributions
Dividends from Net Investment Income	(1.000)	(.476)	(.792)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.000)	(.476)	(.792)	—
Net Asset Value, End of Period	$31.58	$41.01	$33.29	$28.18

Total Return[5]	–20.98%	24.77%	21.47%	5.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19	$51	$6	$1
Ratio of Total Expenses to Average Net Assets	0.25%	0.27%	0.28%	0.28%[6]
Ratio of Net Investment Income to Average Net Assets	2.50%	2.17%	3.28%[3]	2.70%[6]
Portfolio Turnover Rate[7]	28%	17%	32%	41%

ETF Shares

				Sept. 23,
				2004[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$80.60	$65.40	$55.35	$49.50
Investment Operations
Net Investment Income	1.764[2]	1.741[2]	2.040[2,8] 1.300[2]
Net Realized and Unrealized Gain (Loss) on Investments[9]	(18.316)	14.386	9.567	4.960
Total from Investment Operations	(16.552)	16.127	11.607	6.260
Distributions
Dividends from Net Investment Income	(1.998)	(.927)	(1.557)	(.410)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.998)	(.927)	(1.557)	(.410)
Net Asset Value, End of Period	$62.05	$80.60	$65.40	$55.35

Total Return	–20.94%	24.81%	21.49%	12.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$143	$266	$72	$17
Ratio of Total Expenses to Average Net Assets	0.20%	0.23%	0.25%	0.26%[6]
Ratio of Net Investment Income to Average Net Assets	2.55%	2.21%	3.31%[8]	2.72%[6]
Portfolio Turnover Rate[7]	28%	17%	32%	41%

1  Inception.

2  Calculated based on average shares outstanding.

3  Net investment income per share and the ratio of net investment income to average net assets include $0.112 and 0.38%, respectively, resulting from a special dividend from MCI in December 2005.

4  Includes increases from redemption fees of $.05, $.01, $.00, and $.00.

5  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

6  Annualized.

7  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

8  Net investment income per share and the ratio of net investment income to average net assets include $0.219 and 0.38%, respectively, resulting from a special dividend from MCI in December 2005.

9  Includes increases from redemption fees of $.08, $.03, $.00, and $.00.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares were listed for trading on the American Stock Exchange through September 18, 2008, and on the NYSE Arca, Inc., thereafter; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2008, the fund had contributed capital of $14,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2008, custodian fee offset arrangements reduced the fund’s expenses by $4,000 (an annual rate of 0.00% of average net assets).

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2008, the fund realized $10,786,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Telecommunication Services Index Fund

For tax purposes, at August 31, 2008, the fund had $3,351,000 of ordinary income available for distribution. The fund had available realized losses of $23,011,000 to offset future net capital gains of $29,000 through August 31, 2014, $819,000 through August 31, 2015, $4,154,000 through August 31, 2016, and $18,009,000 through August 31, 2017.

At August 31, 2008, the cost of investment securities for tax purposes was $204,119,000. Net unrealized depreciation of investment securities for tax purposes was $41,457,000, consisting of unrealized gains of $1,155,000 on securities that had risen in value since their purchase and $42,612,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2008, the fund purchased $156,069,000 of investment securities and sold $250,490,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	4,265	123	47,055	1,227
Issued in Lieu of Cash Distributions	1,014	26	257	7
Redeemed[1]	(27,935)	(796)	(6,360)	(161)
Net Increase (Decrease)—Admiral Sharess	(22,656)	(647)	40,952	1,073
ETF Shares
Issued	93,859	1,400	285,319	3,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(167,009)	(2,400)	(119,911)	(1,500)
Net Increase (Decrease)—ETF Sharess	(73,150)	(1,000)	165,408	2,200

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

1  Net of redemption fees of $220,000 and $110,000 (fund totals).

Utilities Index Fund

Fund Profile

As of August 31, 2008

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	85	86	2,481
Median Market Cap	$14.8B	$14.8B	$32.1B
Price/Earnings Ratio	14.7x	14.7x	16.8x
Price/Book Ratio	1.9x	1.9x	2.4x
Yield[3]		3.4%	2.0%
Admiral Shares	3.1%
ETF Shares	3.2%
Return on Equity	14.2%	14.2%	20.1%
Earnings Growth Rate	9.9%	10.0%	18.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	18%	—	—
Expense Ratio (8/31/2007)[4]		—	—
Admiral Shares	0.26%
ETF Shares	0.22%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.31
Beta	1.00	0.68

Industry Diversification (% of equity exposure)

Electric Utilities	49.9%
Gas Utilities	8.7
Independent Power Producers &
Energy Traders	8.7
Multi-Utilities	31.9
Other Utilities	0.8

Ten Largest Holdings[6] (% of total net assets)

Exelon Corp.	9.2%
Southern Co.	5.3
Dominion Resources, Inc.	4.7
FPL Group, Inc.	4.3
FirstEnergy Corp.	4.1
Duke Energy Corp.	4.1
Public Service Enterprise Group, Inc.	3.8
Entergy Corp.	3.7
PPL Corp.	3.0
American Electric Power Co., Inc.	2.9
Top Ten	45.1%

1  MSCI US IMI/Utilities.

2  MSCI US IMI/2500.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  Expense ratios shown are from the prospectus dated December 10, 2007. Expense ratios for the fiscal year ended August 31, 2008, were 0.25% for Admiral Shares and 0.20% for ETF Shares.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6  The holdings listed exclude any temporary cash investments and equity index products.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Utilities Index Fund ETF Shares Net Asset Value	–0.66%	13.46%	$17,870
Utilities Index Fund ETF Shares Market Price	–0.42	13.46	17,867
MSCI US IMI/2500	–9.90	5.15	12,594
MSCI US IMI/Utilities	–0.38	13.71	18,046

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Utilities Index Fund Admiral Shares[2]	–0.69%	14.18%	$177,807
MSCI US IMI/2500	–9.90	6.08	129,187
MSCI US IMI/Utilities	–0.38	14.45	179,675

1  Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; April 28, 2004, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Utilities Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2008

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2008
		Cumulative
		Since
	One Year	Inception
Utilities Index Fund ETF Shares Market Price	–0.42%	78.67%
Utilities Index Fund ETF Shares Net Asset Value	–0.66	78.70
MSCI US IMI/Utilities	–0.38	80.46

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		4.54%	15.84%
Net Asset Value		4.55	15.85
Admiral Shares[1]	4/28/2004	4.49	16.76

1  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights tables for dividend and capital gains information.

Utilities Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)
Electric Utilities (49.9%)
Exelon Corp.	583,730	44,340
Southern Co.	682,688	25,608
FPL Group, Inc.	345,000	20,721
FirstEnergy Corp.	271,252	19,704
Duke Energy Corp.	1,125,292	19,625
Entergy Corp.	170,405	17,618
PPL Corp.	331,940	14,529
American Electric
Power Co., Inc.	357,348	13,951
Edison International	275,421	12,647
Progress Energy, Inc.	220,905	9,649
Allegheny Energy, Inc.	149,519	6,778
Pepco Holdings, Inc.	179,209	4,543
Northeast Utilities	138,316	3,719
Pinnacle West Capital Corp.	89,548	3,151
DPL Inc.	101,093	2,509
Great Plains Energy, Inc.	105,491	2,474
ITC Holdings Corp.	43,626	2,443
Sierra Pacific Resources	208,170	2,340
Westar Energy, Inc.	93,285	2,113
Hawaiian Electric
Industries Inc.	74,816	1,979
Portland General Electric Co.	55,643	1,426
Cleco Corp.	53,564	1,350
IDACORP, Inc.	40,253	1,199
UniSource Energy Corp.	30,629	984
ALLETE, Inc.	23,242	981
* El Paso Electric Co.	39,915	850
UIL Holdings Corp.	21,315	695
MGE Energy, Inc.	19,651	666
Empire District Electric Co.	30,030	634
		239,226
Gas Utilities (8.7%)
Questar Corp.	154,198	8,001
Equitable Resources, Inc.	109,680	5,474
ONEOK, Inc.	88,148	3,853
Energen Corp.	60,607	3,384
National Fuel Gas Co.	65,064	3,078
UGI Corp. Holding Co.	95,143	2,617
AGL Resources Inc.	68,100	2,251
Atmos Energy Corp.	80,253	2,210
Piedmont Natural Gas, Inc.	65,321	1,885

	Nicor Inc.	40,167	1,843
	WGL Holdings Inc.	44,018	1,417
	New Jersey Resources Corp.	37,308	1,350
	Southwest Gas Corp.	38,510	1,169
	Northwest Natural Gas Co.	23,505	1,146
	South Jersey Industries, Inc.	26,454	944
	The Laclede Group, Inc.	18,347	824
	EnergySouth, Inc.	6,451	395
			41,841
Independent Power Producers &
Energy Traders (8.7%)
	Constellation Energy
	Group, Inc.	158,729	10,589
*	AES Corp.	597,798	9,122
*	NRG Energy, Inc.	199,434	7,507
*	Mirant Corp.	184,243	5,450
*	Reliant Energy, Inc.	307,917	5,244
*	Dynegy, Inc.	446,796	2,663
	Ormat Technologies Inc.	18,149	910
*	Synthesis Energy
	Systems, Inc.	28,841	194
			41,679
Multi-Utilities (31.8%)
	Dominion Resources, Inc.	514,318	22,388
	Public Service Enterprise
	Group, Inc.	452,483	18,448
	PG&E Corp.	322,856	13,344
	Sempra Energy	211,623	12,257
	Consolidated Edison Inc.	242,599	9,922
	Xcel Energy, Inc.	383,390	7,863
	Ameren Corp.	186,398	7,803
	DTE Energy Co.	145,175	6,121
	MDU Resources Group, Inc.	154,587	5,108
	Wisconsin Energy Corp.	104,046	4,866
	CenterPoint Energy Inc.	277,496	4,407
	NiSource, Inc.	243,998	4,021
	SCANA Corp.	98,622	3,866
	Energy East Corp.	140,860	3,831
	Integrys Energy Group, Inc.	68,005	3,555
	Alliant Energy Corp.	98,269	3,434
	TECO Energy, Inc.	187,537	3,346
	Puget Energy, Inc.	115,392	3,219
	NSTAR	95,041	3,216
	OGE Energy Corp.	81,842	2,758
	CMS Energy Corp.	200,464	2,720
	Vectren Corp.	67,945	1,885
	Black Hills Corp.	34,174	1,155
	Avista Corp.	47,207	1,053
	NorthWestern Corp.	34,535	908
	PNM Resources Inc.	68,179	804
	CH Energy Group, Inc.	13,966	556
			152,854
Water Utilities (0.8%)
	Aqua America, Inc.	118,908	2,175
	California Water
	Service Group	17,423	684
	American States Water Co.	15,227	602
	SJW Corp.	12,199	340
			3,801

Total Investments
(Cost $502,530)	479,401

Market
Value•
($000)
Other Assets and Liabilities (0.1%)
Other Assets	5,710
Liabilities	(5,305)
405
Net Assets (100%)	479,806

At August 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	503,772
Undistributed Net Investment Income	2,745
Accumulated Net Realized Losses	(3,582)
Unrealized Appreciation (Depreciation)	(23,129)
Net Assets	479,806

Admiral Shares—Net Assets
Applicable to 2,783,731 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	109,281
Net Asset Value Per Share—
Admiral Shares	$39.26

ETF Shares—Net Assets
Applicable to 4,736,942 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	370,525
Net Asset Value Per Share—
ETF Shares	$78.22

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Year Ended
August 31, 2008
($000)
Investment Income
Income
Dividends	13,690
Interest[1]	11
Total Income	13,701
Expenses
The Vanguard Group—Note B
Investment Advisory Services	46
Management and Administrative
Admiral Shares	235
ETF Shares	463
Marketing and Distribution
Admiral Shares	22
ETF Shares	85
Custodian Fees	53
Auditing Fees	23
Shareholders’ Reports
Admiral Shares	1
ETF Shares	32
Trustees’ Fees and Expenses	1
Total Expenses	961
Net Investment Income	12,740
Realized Net Gain (Loss) on
Investment Securities Sold	3,952
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(26,543)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(9,851)

Statement of Changes in Net Assets

	Year Ended August 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,740	8,540
Realized Net Gain (Loss)	3,952	29,429
Change in Unrealized Appreciation (Depreciation)	(26,543)	(17,088)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,851)	20,881
Distributions
Net Investment Income
Admiral Shares	(3,122)	(2,008)
ETF Shares	(9,062)	(5,532)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(12,184)	(7,540)
Capital Share Transactions
Admiral Shares	6,878	50,850
ETF Shares	102,404	93,508
Net Increase (Decrease) from Capital Share Transactions	109,282	144,358
Total Increase (Decrease)	87,247	157,699
Net Assets
Beginning of Period	392,559	234,860
End of Period[2]	479,806	392,559

1  Interest income from an affiliated company of the fund was $11,000.

2  Net Assets—End of Period includes undistributed net investment income of $2,745,000 and $2,189,000. See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

Admiral Shares

					Apr. 28,
					2004[1] to
	Year Ended August 31,				Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$40.60	$36.47	$34.03	$26.70	$25.03
Investment Operations
Net Investment Income	1.126	1.080	1.080[2]	.972[2]	.360
Net Realized and Unrealized Gain
(Loss) on Investments[3]	(1.340)	4.089	2.378	7.623	1.310
Total from Investment Operations	(.214)	5.169	3.458	8.595	1.670
Distributions
Dividends from Net Investment Income	(1.126)	(1.039)	(1.018)	(1.265)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.126)	(1.039)	(1.018)	(1.265)	—
Net Asset Value, End of Period	$39.26	$40.60	$36.47	$34.03	$26.70

Total Return[4]	–0.69%	14.33%	10.48%	32.87%	6.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$109	$108	$52	$30	$1
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%	0.28%	0.28%	0.28%[5]
Ratio of Net Investment Income to
Average Net Assets	2.75%	2.70%	3.26%	3.34%	3.82%[5]
Portfolio Turnover Rate[6]	18%	12%	9%	7%	7%

ETF Shares

					Jan. 26,
					2004[1] to
	Year Ended August 31,				Aug. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$80.92	$72.68	$67.80	$53.14	$49.64
Investment Operations
Net Investment Income	2.285	2.180	2.214[2]	2.036[2]	1.110
Net Realized and Unrealized Gain
(Loss) on Investments[7]	(2.695)	8.156	4.704	15.115	2.390
Total from Investment Operations	(.410)	10.336	6.918	17.151	3.500
Distributions
Dividends from Net Investment Income	(2.290)	(2.096)	(2.038)	(2.491)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.290)	(2.096)	(2.038)	(2.491)	—
Net Asset Value, End of Period	$78.22	$80.92	$72.68	$67.80	$53.14

Total Return	–0.66%	14.37%	10.52%	32.93%	7.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$371	$285	$183	$95	$43
Ratio of Total Expenses to Average Net Assets	0.20%	0.22%	0.25%	0.26%	0.28%[5]
Ratio of Net Investment Income to
Average Net Assets	2.80%	2.74%	3.29%	3.36%	3.82%[5]
Portfolio Turnover Rate[6]	18%	12%	9%	7%	7%

1  Inception.

2  Calculated based on average shares outstanding.

3  Includes increases from redemption fees of $.02, $.02, $.04, $.00, and $.00.

4  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

5  Annualized.

6  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

7  Includes increases from redemption fees of $.04, $.03, $.06, $.01, and $.00. See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares were listed for trading on the American Stock Exchange through September 18, 2008, and on the NYSE Arca, Inc., thereafter; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2008, the fund had contributed capital of $41,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2008, the fund realized $5,120,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2008, the fund had $3,018,000 of ordinary income available for distribution. The fund had available realized losses of $2,410,000 to offset future net capital gains of $515,000 through August 31, 2015, and $1,895,000 through August 31, 2017.

Utilities Index Fund

At August 31, 2008, the cost of investment securities for tax purposes was $503,703,000. Net unrealized depreciation of investment securities for tax purposes was $24,302,000, consisting of unrealized gains of $9,748,000 on securities that had risen in value since their purchase and $34,050,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2008, the fund purchased $216,561,000 of investment securities and sold $106,108,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	42,121	996	70,180	1,711
Issued in Lieu of Cash Distributions	2,849	68	1,829	47
Redeemed[1]	(38,092)	(935)	(21,159)	(529)
Net Increase (Decrease)—Admiral Shares	6,878	129	50,850	1,229
ETF Shares
Issued	127,421	1,518	250,373	3,003
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(25,017)	(300)	(156,865)	(2,000)
Net Increase (Decrease)—ETF Shares	102,404	1,218	93,508	1,003

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

1  Net of redemption fees of $228,000 and $155,000 (fund totals).

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard World Funds and the Shareholders of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund:

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund (the “Funds”) at August 31, 2008, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 14, 2008

Special 2008 tax information (unaudited) for Vanguard U.S. Sector Index Funds

This information for the fiscal year ended August 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend
Index Fund	Income ($000)
Consumer Discretionary	1,201
Consumer Staples	6,443
Energy	7,450
Financials	11,876
Health Care	8,697
Industrials	3,404
Information Technology	1,727
Materials	6,173
Telecommunication Services	6,663
Utilities	12,184

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Index Fund	Percentage
Consumer Discretionary	100.0%
Consumer Staples	100.0
Energy	100.0
Financials	85.9
Health Care	100.0
Industrials	100.0
Information Technology	100.0
Materials	100.0
Telecommunication Services	100.0
Utilities	100.0

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns, based on the net asset value, for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Sector Index Funds
Periods Ended August 31, 2008
	One	Since
	Year	Inception[1]
Consumer Discretionary ETF
Returns Before Taxes	–18.70%	–0.14%
Returns After Taxes on Distributions	–18.81	–0.23
Returns After Taxes on Distributions and Sale of Fund Shares	–12.00	–0.10

Consumer Staples ETF
Returns Before Taxes	4.18%	8.37%
Returns After Taxes on Distributions	3.93	8.13
Returns After Taxes on Distributions and Sale of Fund Shares	3.06	7.21

Energy ETF
Returns Before Taxes	9.47%	23.55%
Returns After Taxes on Distributions	9.33	23.39
Returns After Taxes on Distributions and Sale of Fund Shares	6.34	20.76

Financials ETF
Returns Before Taxes	–30.30%	–2.52%
Returns After Taxes on Distributions	–30.65	–2.89
Returns After Taxes on Distributions and Sale of Fund Shares	–19.21	–2.08

Health Care ETF
Returns Before Taxes	–2.55%	3.55%
Returns After Taxes on Distributions	–2.74	3.43
Returns After Taxes on Distributions and Sale of Fund Shares	–1.37	3.04

Industrials ETF
Returns Before Taxes	–8.65%	9.30%
Returns After Taxes on Distributions	–8.83	9.14
Returns After Taxes on Distributions and Sale of Fund Shares	–5.35	8.04

Information Technology ETF
Returns Before Taxes	–8.62%	1.47%
Returns After Taxes on Distributions	–8.66	1.40
Returns After Taxes on Distributions and Sale of Fund Shares	–5.54	1.25

Materials ETF
Returns Before Taxes	4.15%	13.83%
Returns After Taxes on Distributions	3.92	13.60
Returns After Taxes on Distributions and Sale of Fund Shares	3.01	12.08

Telecommunication Services ETF
Returns Before Taxes	–20.94%	7.93%
Returns After Taxes on Distributions	–21.25	7.63
Returns After Taxes on Distributions and Sale of Fund Shares	–13.08	6.85

Utilities ETF
Returns Before Taxes	–0.66%	13.46%
Returns After Taxes on Distributions	–1.06	13.00
Returns After Taxes on Distributions and Sale of Fund Shares	0.16	11.73

1  For the Consumer Discretionary, Consumer Staples, Financials, Health Care, Information Technology, Materials, and Utilities ETFs, January 26, 2004; for the Energy, Industrials, and Telecommunication Services ETFs, September 23, 2004.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples on this page are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The acompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee on redemptions of shares held for less than one year. If this fee were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2008

		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	2/29/2008	8/31/2008	Period[1]
Based on Actual Fund Return
Consumer Discretionary	Admiral	$1,000.00	$976.21	$1.25
	ETF	1,000.00	976.39	0.95
Consumer Staples	Admiral	$1,000.00	$1,029.94	$1.23
	ETF	1,000.00	1,030.14	0.97
Energy	Admiral	$1,000.00	$1,000.00	$1.26
	ETF	1,000.00	1,000.27	1.01
Financials	Admiral	$1,000.00	$874.11	$1.13
	ETF	1,000.00	874.31	0.90
Health Care	Admiral	$1,000.00	$1,021.73	$1.22
	ETF	1,000.00	1,021.55	0.97
Industrials	Admiral	$1,000.00	$983.89	$1.20
	ETF	1,000.00	983.76	0.95
Information Technology	Admiral	$1,000.00	$1,052.47	$1.24
	ETF	1,000.00	1,052.71	0.98
Materials	Admiral	$1,000.00	$976.08	$1.20
	ETF	1,000.00	976.25	0.95
Telecommunication Services	Admiral	$1,000.00	$1,008.95	$1.27
	ETF	1,000.00	1,009.44	1.01
Utilities	Admiral	$1,000.00	$1,012.97	$1.27
	ETF	1,000.00	1,013.17	0.96
Based on Hypothetical 5% Yearly Return
Consumer Discretionary	Admiral	$1,000.00	$1,023.95	$1.28
	ETF	1,000.00	1,024.25	0.97
Consumer Staples	Admiral	$1,000.00	$1,024.00	$1.22
	ETF	1,000.00	1,024.25	0.97
Energy	Admiral	$1,000.00	$1,023.95	$1.28
	ETF	1,000.00	1,024.20	1.02
Financials	Admiral	$1,000.00	$1,024.00	$1.22
	ETF	1,000.00	1,024.25	0.97
Health Care	Admiral	$1,000.00	$1,024.00	$1.22
	ETF	1,000.00	1,024.25	0.97
Industrials	Admiral	$1,000.00	$1,024.00	$1.22
	ETF	1,000.00	1,024.25	0.97
Information Technology	Admiral	$1,000.00	$1,024.00	$1.22
	ETF	1,000.00	1,024.25	0.97
Materials	Admiral	$1,000.00	$1,024.00	$1.22
	ETF	1,000.00	1,024.25	0.97
Telecommunication Services	Admiral	$1,000.00	$1,023.95	$1.28
	ETF	1,000.00	1,024.20	1.02
Utilities	Admiral	$1,000.00	$1,023.95	$1.28
	ETF	1,000.00	1,024.25	0.97

1  The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.25% for the Consumer Discretionary Index Fund Admiral Shares and 0.19% for the ETF Shares; 0.24% for the Consumer Staples Index Fund Admiral Shares and 0.19% for the ETF Shares; 0.25% for the Energy Index Fund Admiral Shares and 0.20% for the ETF Shares; 0.24% for the Financials Index Fund Admiral Shares and 0.19% for the ETF Shares; 0.24% for the Health Care Index Fund Admiral Shares and 0.19% for the ETF Shares; 0.24% for the Industrials Index Fund Admiral Shares and 0.19% for the ETF Shares; 0.24% for the Information Technology Index Fund Admiral Shares and 0.19% for the ETF Shares; 0.24% for the Materials Index Fund Admiral Shares and 0.19% for the ETF Shares; 0.25% for the Telecommunication Services Index Fund Admiral Shares and 0.20% for the ETF Shares; 0.25% for the Utilities Index Fund Admiral Shares and 0.19% for the ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of the Vanguard U.S. Sector Index Funds has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group (QEG)—serves as the investment advisor for the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the funds’ investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than 25 years. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and has led QEG since 1987. QEG adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of their target benchmarks and peer groups. The board noted that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about the funds’ most recent performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that the funds’ expense ratios were far below the average expense ratios charged by funds in their respective peer groups. The board noted that the funds’ advisory expense ratios were also well below their peer-group averages. Information about the funds’ expense ratios appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the funds’ low-cost arrangement with Vanguard ensures that each fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table below shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years:
Trustee Since May 1987;	Chairman of the Board and Director/Trustee of
Chairman of the Board	The Vanguard Group, Inc., and of each of the
156 Vanguard Funds Overseen	investment companies served by The Vanguard
Group; Director of Vanguard Marketing Corporation;
President and Chief Executive Officer of The
Vanguard Group and each of the investment
companies served by The Vanguard Group
(1996–2008).

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years:
Trustee Since January 2001	Applecore Partners (pro bono ventures in education);
156 Vanguard Funds Overseen	Senior Advisor to Greenwich Associates (international
business strategy consulting); Successor Trustee
of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the
Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years:
Trustee Since January 2008	Executive Chief Staff and Marketing Officer for
156 Vanguard Funds Overseen	North America since 2004 and Corporate Vice
President of Xerox Corporation (photocopiers and
printers); Director of SPX Corporation (multi-
industry manufacturing), of the United Way of
Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years:
Trustee Since December 2001[2]	Chairman, President, and Chief Executive Officer
156 Vanguard Funds Overseen	of Rohm and Haas Co. (chemicals); Board Member
of the American Chemistry Council; Director of
Tyco International, Ltd. (diversified manufacturing
and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years:
Trustee Since June 2006	President of the University of Pennsylvania since
156 Vanguard Funds Overseen	2004; Professor in the School of Arts and Sciences,
Annenberg School for Communication, and
Graduate School of Education of the University
of Pennsylvania since 2004; Provost (2001–2004)
and Laurance S. Rockefeller Professor of Politics
and the University Center for Human Values
(1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005
and of Schuylkill River Development Corporation
and Greater Philadelphia Chamber of Commerce
since 2004; Trustee of the National Constitution
Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years:
Trustee Since July 1998	Corporate Vice President and Chief Global Diversity
156 Vanguard Funds Overseen	Officer since 2006, Vice President and Chief
Information Officer (1997–2005), and Member of
the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of
the University Medical Center at Princeton and
Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years:
Trustee Since December 2004	George Gund Professor of Finance and Banking,
156 Vanguard Funds Overseen	Harvard Business School; Senior Associate Dean
and Director of Faculty Recruiting, Harvard
Business School; Director and Chairman of UNX,
Inc. (equities trading firm); Chair of the Investment
Committee of HighVista Strategies LLC (private
investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years:
Trustee Since January 1993	Chairman, President, Chief Executive Officer,
156 Vanguard Funds Overseen	and Director of NACCO Industries, Inc. (forklift
trucks/housewares/lignite); Director of Goodrich
Corporation (industrial products/aircraft systems
and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years:
Trustee Since April 1985	Retired Chairman and Chief Executive Officer
156 Vanguard Funds Overseen	of Rohm and Haas Co. (chemicals); Director
of Cummins Inc. (diesel engines) and
AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University
and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years:
Treasurer Since July 1998	Principal of The Vanguard Group, Inc.; Treasurer
156 Vanguard Funds Overseen	of each of the investment companies served by
The Vanguard Group.

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years:
Chief Executive Officer	Chief Executive Officer, Director, and President of
Since August 31, 2008	The Vanguard Group, Inc., since 2008; Chief
President Since March 2008	Executive Officer and President of each of the
156 Vanguard Funds Overseen	investment companies served by The Vanguard
Group since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years:
Secretary Since July 2005	Managing Director of The Vanguard Group, Inc.,
156 Vanguard Funds Overseen	since 2006; General Counsel of The Vanguard
Group since 2005; Secretary of The Vanguard
Group, and of each of the investment companies
served by The Vanguard Group, since 2005;
Director and Senior Vice President of Vanguard
Marketing Corporation since 2005; Principal of
The Vanguard Group (1997–2006).

Vanguard Senior Management Team
R. Gregory Barton	Paul A. Heller	Glenn W. Reed
Mortimer J. Buckley	Michael S. Miller	George U. Sauter
Kathleen C. Gubanich	Ralph K. Packard

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds. More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P. O. Box 2600

Valley Forge, PA 19482-26003

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability
Direct Investor Account Services > 800-662-2739	with respect to any such funds or securities. For any such funds or securities, the prospectus or the Statement of Additional
Institutional Investor Services > 800-523-1036	Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any
Text Telephone for People	related funds.
With Hearing Impairment > 800-952-3335

Russell is a trademark of The Frank Russell Company.

This material may be used in conjunction with	All comparative mutual fund data are from Lipper Inc. or
the offering of shares of any Vanguard fund	Morningstar, Inc., unless otherwise noted.
only if preceded or accompanied by the fund’s	You can obtain a free copy of Vanguard’s proxy voting guidelines
current prospectus.	by visiting our website, www.vanguard.com, and searching for
“proxy voting guidelines,” or by calling Vanguard at 800-662-2739.
The guidelines are also available from the SEC’s website,
www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s
Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section,
Securities and Exchange Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q4830 102008

>  Vanguard Extended Duration Treasury Index Fund Institutional Shares returned 0.4% for the fiscal period ended August 31, 2008.

>  The fund’s return slightly trailed that of its benchmark index, the Lehman U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index.

>  Long-term bond yields remained relatively stable during the period compared with their short-term and intermediate-term counterparts.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Fund Profile	7
Performance Summary	8
Financial Statements	10
About Your Fund’s Expenses	20
Trustees Approve Advisory Arrangement	22
Glossary	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Inception Through August 31, 2008
		Total
		Returns Since
	Ticker	Share-Class
	Symbol	Inception
Vanguard Extended Duration Treasury Index Fund
Institutional Shares[1] (Inception: November 28, 2007)	VEDTX	0.4%
Lehman U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index		0.8

Vanguard Extended Duration Treasury Index Fund
ETF Shares[2] (Inception: December 6, 2007)	EDV
Market Price		2.6%
Net Asset Value		2.3
Lehman U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index		3.2

Your Fund’s Performance at a Glance
Inception Through August 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Extended Duration Treasury
Index Fund
Institutional Shares	$30.00[3]	$29.52	$0.575	$0.000
ETF Shares	97.78[4]	98.11	1.853	0.000

1  This class of shares carries low expenses and is available for a minimum initial investment of $5 million.

2  These Vanguard ETF™ Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138

3  Share price at inception: November 28, 2007.

4  Share price at inception: December 6, 2007.

President’s Letter

Dear Shareholder,

I am pleased to present the first “annual report” for Vanguard Extended Duration Treasury Index Fund. This bond fund, which was launched November 28, 2007, is designed especially for institutional investors, including pension funds and endowments, that manage portfolios with very long time horizons.

For the fiscal period ended August 31, 2008, the fund’s Institutional Shares returned 0.4%, slightly short of the return of the fund’s target index, the Lehman U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index. The fund’s ETF Shares, which were first offered on December 6, 2007, returned 2.3% based on their net asset value.

Risk-aversion increased, and Treasuries outperformed

During the fiscal period, the collapse in subprime mortgage-backed securities and the aftershocks prompted a “flight to safety” among investors. Short-term U.S. Treasury securities were among the fixed income market’s best performers. Over the 12 months, the broad taxable bond market returned a respectable 5.9%, largely reflecting the Treasury bond rally.

As risk-aversion increased, the difference between the yields of Treasury bonds and those of all other securities increased, depressing the price of corporate debt. (As you know, yield and price move in opposite directions.) Even as corporate bonds grew cheaper, the prices of most goods and services rose quickly, powered by escalating energy prices.

2

The combination of higher inflation, financial market volatility, and economic weakness put the U.S. Federal Reserve Board in an uncomfortable position. The Fed decided that it was imperative to respond to the financial crisis with a dramatic easing of monetary policy through interest rate cuts, even as it recognized that the result might be higher inflation. Over the full 12 months, the Fed reduced its target for the federal funds rate from 5.25% to 2.00%.

Stocks performed poorly as volatility returned

Stocks lost ground as credit-market turmoil spread throughout the global economy. The broad U.S. stock market lost about 10% of its value. International markets followed a similar path, returning –12.2% for the year.

The descent was bumpy. After years of relative calm, the U.S. market routinely rose or fell by more than a percentage point in a day’s trading. The volatility reflected a seemingly endless series of unnerving developments: the persistent rise in energy prices, further deterioration in the housing market, a string of bank failures, and the broad economy’s deceleration.

Your extended bond fund held steady despite Treasury yield fluctuations

The Extended Duration Treasury Index Fund invests in zero-coupon Treasury securities with maturities ranging from 20 to 30 years. The fund’s manager, Vanguard Fixed Income Group, aims to provide institutional and other investors with a tool to moderate changes in the ratio of their long-term assets and obligations.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2008
	One Year	Three Years	Five Years
Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.9%	4.3%	4.6%
Lehman Municipal Bond Index	4.5	3.3	4.4
Citigroup 3-Month Treasury Bill Index	2.8	4.0	3.1

Stocks
Russell 1000 Index (Large-caps)	–10.6%	3.9%	7.4%
Russell 2000 Index (Small-caps)	–5.5	4.8	9.6
Dow Jones Wilshire 5000 Index (Entire market)	–9.9	4.2	7.9
MSCI All Country World Index ex USA (International)	–12.2	10.7	16.1

CPI
Consumer Price Index	5.4%	3.7%	3.5%

3

The fund’s usefulness in managing this longer-term risk comes, paradoxically, with the potential for high levels of short-term volatility in total return. The Extended Duration Treasury Index Fund consists almost entirely of long-term bonds, making its short-term returns highly sensitive to changes in interest rates.

During the fund’s fiscal period, U.S. Treasury yields fluctuated, moving higher across the board toward the end of the period. The impact on the fund was nevertheless limited, as much of the interest-rate volatility took place among short-term and intermediate-term securities.

The long-term bonds held by the Extended Duration Treasury Index Fund experienced only slight increases in yields and consequent declines in prices. The fund’s total return of 0.4% reflected approximately 2.0% in income return and a capital change of –1.6%. These returns were slightly less than those of the fund’s target benchmark index, which incurs no operating expenses.

For a young fund, an experienced advisor

While it is too early to discuss the long-term performance of the Extended Duration Treasury Index Fund, investors can be confident that Vanguard Fixed Income Group has years of experience in managing index funds.

The Fixed Income Group uses sophisticated trading strategies and sampling techniques to seek to create a portfolio that closely matches its benchmark index.

Expense Ratios[1]

	Institutional	ETF
	Shares	Shares
Extended Duration Treasury Index Fund	0.11%	0.14%

1  Fund expense ratios shown are from the prospectus dated September 10, 2007 and were based on estimated expenses. The annualized expense ratios for the fiscal period ended August 31, 2008, were 0.11% for Institutional Shares and 0.14% for ETF Shares.

4

And Vanguard’s commitment to low costs allows investors to keep a greater portion of their fund’s returns.

The fund offers diversification for long-term institutional portfolios

Heightened volatility in the markets can be worrisome for both novice investors and experienced managers of institutional portfolios.

While periodic market fluctuations are bound to take place, a diversified portfolio focused on the long term can help moderate short-term volatility in total returns. The Extended Duration Treasury Index Fund can also provide special benefits to institutions and other investors with long time horizons and obligations that extend well into the future. Its low-cost exposure to long-term Treasury securities offers both diversification opportunities and the potential to better manage long-term liabilities.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

September 11, 2008

5

Vanguard Extended Duration Treasury ETF
Premium/Discount: December 6, 2007[1]–August 31, 2008

	Market Price Above or		Market Price Below
	Equal to Net Asset Value		Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0–24.9	35	18.93%	36	19.45%
25–49.9	20	10.81	21	11.35
50–74.9	3	1.62	13	7.03
75–100.0	3	1.62	13	7.03
>100.0	6	3.24	35	18.92
Total	67	36.22%	118	63.78%

1  Inception.

2  One basis point equals 1/100 of a percentage point.

6

Fund Profile

As of August 31, 2008

Financial Attributes
		Target
	Fund	Index[1]
Number of Issues	47	48
Yield[2]		4.6%
Institutional Shares	4.5%
ETF Shares	4.5%
Yield to Maturity	4.6%[3]	4.6%
Average Coupon	0.0%	0.0%
Average Effective Maturity	24.5 years	24.1 years
Average Quality[4]	Aaa	Aaa
Average Duration	24.7 years	24.4 years
Expense Ratio (9/10/2007)[5]		—
Institutional Shares	0.11%
ETF Shares	0.14%
Short-Term Reserves	0.0%	—

Sector Diversification (% of portfolio)

Treasury/Agency	100.0%

Distribution by Maturity (% of portfolio)

20–30 Years	100.0%

Distribution by Credit Quality[4] (% of portfolio)

Aaa	100.0%

Investment Focus

1  Lehman U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index.

2  30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible date. See the Glossary.

3  Before expenses.

4  Moody’s Investors Service.

5  Fund expense ratios shown are from the prospectus dated September 10, 2007 and were based on estimated expenses. The annualized expense ratios for the fiscal period ended August 31, 2008, were 0.11% for Institutional Shares and 0.14% for ETF Shares.

7

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 28, 2007–August 31, 2008

Initial Investment of $5,000,000

	Total Returns
	Periods Ended August 31, 2008
		Final Value
	Since	of a $5,000,000
	Inception[1]	Investment
Extended Duration Treasury Index Fund Institutional Shares	0.39%	$5,019,347
Lehman U.S. Aggregate Bond Index	2.56	5,127,914
Lehman US Treasury Strips 20–30 Year Equal Par Bond Index	0.81	5,040,517

		Final Value
	Since	of a $10,000
	Inception[1]	Investment
Extended Duration Treasury Index Fund ETF Shares Net Asset Value	2.29%	$10,229
Lehman US Treasury Strips 20–30 Year Equal Par Bond Index	3.16	10,316

1  Performance for the fund and its comparative standards is calculated since the fund's inception: November 28, 2007, for Institutional Shares and December 6, 2007 for the ETF Shares.

8

Cumulative Performance: ETF Shares, December 6, 2007–August 31, 2008
Since
Inception[1]
Extended Duration Treasury Index Fund ETF Shares Market Price	2.64%
Extended Duration Treasury Index Fund ETF Shares Net Asset Value	2.29
Lehman US Treasury Strips 20–30 Year Equal Par Bond Index	3.16

Total Returns (%): November 28, 2007–August 31, 2008

	Institutional Shares			Lehman[2]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Returns
2008[3]	–1.6%	2.0%	0.4%	0.8%

Total Returns: Periods Ended June 30, 2008
			Since Inception
	Inception Date	Capital	Income	Total
Institutional Shares	11/28/2007	–3.93%	1.94%	–1.99%
ETF Shares	12/6/2007
Market Price		—	—	–0.49
Net Asset Value		–2.04	1.91	–0.13

1  Performance for the fund and its comparative standards is calculated since the ETF Shares’ inception on December 6, 2007.

2  Lehman US Treasury Strips 20–30 Year Equal Par Bond Index.

3  Since the Institutional Shares’ inception on November 28, 2007.

Note: See Financial Highlights tables for dividend and capital gains information.

9

Financial Statements

Statement of Net Assets

As of August 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government Securities (100.1%)
U.S. Treasury STRIPS	0.000%	11/15/28	19,100	7,524
U.S. Treasury STRIPS	0.000%	11/15/28	17,850	6,989
U.S. Treasury STRIPS	0.000%	2/15/29	14,000	5,445
U.S. Treasury STRIPS	0.000%	2/15/29	16,600	6,412
U.S. Treasury STRIPS	0.000%	5/15/29	16,500	6,311
U.S. Treasury STRIPS	0.000%	8/15/29	12,000	4,560
U.S. Treasury STRIPS	0.000%	8/15/29	25,550	9,645
U.S. Treasury STRIPS	0.000%	11/15/29	19,000	7,107
U.S. Treasury STRIPS	0.000%	2/15/30	12,350	4,575
U.S. Treasury STRIPS	0.000%	5/15/30	17,650	6,511
U.S. Treasury STRIPS	0.000%	5/15/30	17,100	6,266
U.S. Treasury STRIPS	0.000%	8/15/30	20,100	7,299
U.S. Treasury STRIPS	0.000%	11/15/30	13,425	4,829
U.S. Treasury STRIPS	0.000%	2/15/31	15,800	5,656
U.S. Treasury STRIPS	0.000%	2/15/31	17,850	6,351
U.S. Treasury STRIPS	0.000%	5/15/31	14,950	5,263
U.S. Treasury STRIPS	0.000%	8/15/31	20,750	7,220
U.S. Treasury STRIPS	0.000%	11/15/31	13,200	4,556
U.S. Treasury STRIPS	0.000%	2/15/32	16,750	5,721
U.S. Treasury STRIPS	0.000%	5/15/32	16,155	5,472
U.S. Treasury STRIPS	0.000%	8/15/32	17,350	5,810
U.S. Treasury STRIPS	0.000%	11/15/32	15,000	4,974
U.S. Treasury STRIPS	0.000%	2/15/33	15,400	5,039
U.S. Treasury STRIPS	0.000%	5/15/33	17,900	5,795
U.S. Treasury STRIPS	0.000%	8/15/33	18,100	5,798
U.S. Treasury STRIPS	0.000%	11/15/33	19,550	6,189
U.S. Treasury STRIPS	0.000%	2/15/34	13,000	4,083
U.S. Treasury STRIPS	0.000%	5/15/34	21,300	6,593
U.S. Treasury STRIPS	0.000%	8/15/34	14,250	4,377
U.S. Treasury STRIPS	0.000%	11/15/34	13,725	4,180
U.S. Treasury STRIPS	0.000%	2/15/35	18,800	5,649
U.S. Treasury STRIPS	0.000%	5/15/35	15,675	4,680
U.S. Treasury STRIPS	0.000%	8/15/35	15,250	4,484
U.S. Treasury STRIPS	0.000%	11/15/35	14,750	4,314
U.S. Treasury STRIPS	0.000%	2/15/36	16,450	4,824
U.S. Treasury STRIPS	0.000%	2/15/36	16,150	4,689
U.S. Treasury STRIPS	0.000%	5/15/36	20,100	5,776
U.S. Treasury STRIPS	0.000%	8/15/36	16,550	4,701
U.S. Treasury STRIPS	0.000%	11/15/36	18,150	5,099
U.S. Treasury STRIPS	0.000%	2/15/37	14,900	4,188

10

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Treasury STRIPS	0.000%	2/15/37	20,700	5,760
U.S. Treasury STRIPS	0.000%	5/15/37	28,550	7,945
U.S. Treasury STRIPS	0.000%	5/15/37	17,100	4,727
U.S. Treasury STRIPS	0.000%	2/15/38	25,950	7,051
U.S. Treasury STRIPS	0.000%	2/15/38	12,650	3,408
U.S. Treasury STRIPS	0.000%	5/15/38	27,900	7,494
U.S. Treasury STRIPS	0.000%	5/15/38	7,050	1,894
Total U.S. Government Securities (Cost $263,009)				263,233

			Shares
Temporary Cash Investment (0.0%)
[1] Vanguard Market Liquidity Fund (Cost $6)	2.389%		5,691	6
Total Investments (100.1%) (Cost $263,015)				263,239
Other Assets and Liabilities (–0.1%)
Other Assets				11,180
Liabilities				(11,402)
				(222)
Net Assets (100%)				263,017

At August 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	261,402
Undistributed Net Investment Income	1,839
Accumulated Net Realized Losses	(448)
Unrealized Appreciation (Depreciation)	224
Net Assets	263,017

Institutional Shares—Net Assets
Applicable to 8,742,956 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	258,112
Net Asset Value Per Share—Institutional Shares	$29.52

ETF Shares—Net Assets
Applicable to 50,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,905
Net Asset Value Per Share—ETF Shares	$98.11

•  See Note A in Notes to Financial Statements.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Statement of Operations

November 28, 2007[1] to
August 31, 2008
($000)
Investment Income
Income
Interest[2]	4,417
Total Income	4,417
Expenses
The Vanguard Group—Note B
Investment Advisory Services	6
Management and Administrative—Institutional Shares	20
Management and Administrative—ETF Shares	1
Marketing and Distribution—Institutional Shares	12
Marketing and Distribution—ETF Shares	1
Custodian Fees	36
Auditing Fees	25
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	3
Total Expenses	104
Net Investment Income	4,313
Realized Net Gain (Loss) on Investment Securities Sold	(927)
Unrealized Appreciation (Depreciation) of Investment Securities	224
Net Increase (Decrease) in Net Assets Resulting from Operations	3,610

1  Inception.

2  Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Statement of Changes in Net Assets

November 28, 2007[1] to
August 31, 2008
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,313
Realized Net Gain (Loss)	(927)
Unrealized Appreciation (Depreciation)	224
Net Increase (Decrease) in Net Assets Resulting from Operations	3,610
Distributions
Net Investment Income
Institutional Shares	(2,278)
ETF Shares	(196)
Realized Capital Gain
Institutional Shares	—
ETF Shares	—
Total Distributions	(2,474)
Capital Share Transactions
Institutional Shares	256,542
ETF Shares	5,339
Net Increase (Decrease) from Capital Shares Transactions	261,881
Total Increase (Decrease)	263,017
Net Assets
Beginning of Period	—
End of Period[2]	263,017

1  Inception.

2  Net Assets—End of Period includes undistributed net investment income of $1,839,000. See accompanying Notes, which are an integral part of the Financial Statements.

13

Financial Highlights

Institutional Shares
November 28, 2007[1] to
For a Share Outstanding Throughout the Period	August 31, 2008
Net Asset Value, Beginning of Period	$30.00
Investment Operations
Net Investment Income	1.023[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	(.928)
Total from Investment Operations	.095
Distributions
Dividends from Net Investment Income	(.575)
Distributions from Realized Capital Gains	—
Total Distributions	(.575)
Net Asset Value, End of Period	$29.52

Total Return[4]	0.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$258
Ratio of Total Expenses to Average Net Assets	0.11%*
Ratio of Net Investment Income to Average Net Assets	4.55%*
Portfolio Turnover Rate[5]	36%

1  Inception.

2  Calculated based on average shares outstanding.

3  Includes increase from purchase fees of $.03.

4  Total returns do not include a portfolio transaction fee that may apply to aggregate purchases of more than $20 million by a single investor.

5  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

14

ETF Shares
December 6, 2007[1] to
For a Share Outstanding Throughout the Period	August 31, 2008
Net Asset Value, Beginning of Period	$97.78
Investment Operations
Net Investment Income	3.166[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	(.983)
Total from Investment Operations	2.183
Distributions
Dividends from Net Investment Income	(1.853)
Distributions from Realized Capital Gains	—
Total Distributions	(1.853)
Net Asset Value, End of Period	$98.11

Total Return	2.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5
Ratio of Total Expenses to Average Net Assets	0.14%*
Ratio of Net Investment Income to Average Net Assets	4.52%*
Portfolio Turnover Rate[4]	36%

1  Inception.

2  Calculated based on average shares outstanding.

3  Includes increase from purchase fees of $ .11.

4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Institutional Shares, Institutional Plus Shares, and ETF Shares. Institutional Shares were first issued on November 28, 2007, and are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. Institutional Plus Shares are available to investors who invest a minimum of $100 million. The fund had not issued any Institutional Plus Shares through August 31, 2008. ETF Shares were first issued on December 6, 2007, and first offered to the public on December 10, 2007. ETF Shares were listed for trading on the American Stock Exchange through September 18, 2008, and on NYSE Arca, Inc. thereafter; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period from inception to August 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on purchases of Institutional Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2008, the fund had contributed capital of $17,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

16

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended August 31, 2008, the fund realized $479,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2008, the fund had $1,865,000 of ordinary income available for distribution. The fund had available realized losses of $435,000 to offset future net capital gains through August 31, 2017.

At August 31, 2008, the cost of investment securities for tax purposes was $263,028,000. Net unrealized appreciation of investment securities for tax purposes was $211,000, consisting of unrealized gains of $1,191,000 on securities that had risen in value since their purchase and $980,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the period ended August 31, 2008, the fund purchased $315,646,000 of investment securities and sold $56,119,000 of investment securities other than temporary cash investments.

E. Capital share transactions for each class of shares were:

	Inception[1] to
	August 31, 2008
	Amount	Shares
	($000)	(000)
Institutional Shares
Issued[2]	256,993	8,769
Issued in Lieu of Cash Distributions	2,278	80
Redeemed	(2,729)	(106)
Net Increase (Decrease)—Institutional Shares	256,542	8,743
ETF Shares
Issued[2]	14,691	150
Issued in Lieu of Cash Distributions	—	—
Redeemed	(9,352)	(100)
Net Increase (Decrease)—ETF Shares	5,339	50

1  Inception was November 28, 2007, for Institutional Shares and December 6, 2007, for ETF Shares.

2  Includes purchase fees of $289,000 (fund total).

17

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the fund’s current fiscal year.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of August 31, 2008, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	6
Level 2—Other significant observable inputs	263,233
Level 3—Significant unobservable inputs	—
Total	263,239

18

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard World Funds and the Shareholders of Vanguard Extended Duration Treasury Index Fund:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Extended Duration Treasury Index Fund (the “Fund”) at August 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the period November 28, 2007 (commencement of operations) through August 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 14, 2008

Special 2008 tax information (unaudited) for Vanguard Extended Duration Treasury Index Fund

This information for the fiscal year ended August 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

For non-resident alien shareholders, 99.9% of income dividends are interest-related dividends.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended August 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	2/29/2008	8/31/2008	Period[1]
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,032.57	$0.56
ETF Shares	1,000.00	1032.46	0.72
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.65	$0.56
ETF Shares	1,000.00	1024.50	0.71

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.11% for Institutional Shares and 0.14% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Extended Duration Treasury Index Fund has renewed the investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group (FIG)—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services provided by FIG since the fund’s inception in 2007, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than 25 years. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Robert F. Auwaerter, head of Fixed Income Portfolio Management and principal of Vanguard, has been in the investment management business since 1978. FIG adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since inception, including any periods of outperformance or underperformance of its target benchmark and peer group. The board concluded that the fund has performed in line with expectations, and that the results have been consistent with the fund’s investment strategy. Information about the fund’s performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

22

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan1

Born 1954  Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/ Trustee Since May 1987;  Trustee of The Vanguard Group, Inc., and of each of the investment companies served Chairman of the Board   by The Vanguard Group; Director of Vanguard Marketing Corporation; President and Chief 156 Vanguard Funds Overseen Executive Officer of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937  Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures Trustee Since January 2001 in education); Senior Advisor to Greenwich Associates (international business strategy 156 Vanguard Funds Overseen consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948  Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Trustee Since January 2008 Officer for North America since 2004 and Corporate Vice President of Xerox Corporation 156 Vanguard Funds Overseen (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945  Principal Occupation(s) During the Past Five Years: Chairman, President, and Trustee Since December 20012 Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of 156 Vanguard Funds Overseen the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann

Born 1949  Principal Occupation(s) During the Past Five Years: President of the University of

Trustee Since June 2006  Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School 156 Vanguard Funds Overseen for Communication, and Graduate School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the University Center for Human Values (1990–2004), Princeton University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen

Born 1950  Principal Occupation(s) During the Past Five Years: Corporate Vice President and Trustee Since July 1998  Chief Global Diversity Officer since 2006, Vice President and Chief Information 156 Vanguard Funds Overseen Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952  Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance Trustee Since December 2004 and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty 156 Vanguard Funds Overseen Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.

Born 1941  Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Trustee Since January 1993 Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director 156 Vanguard Funds Overseen of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936  Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Trustee Since April 1985  Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and 156 Vanguard Funds Overseen AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers1

Thomas J. Higgins

Born 1957  Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer Since July 1998  Treasurer of each of the investment companies served by The Vanguard Group. 156 Vanguard Funds Overseen

F. William McNabb III

Born 1957  Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director, Chief Executive Officer  and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and Since August 31, 2008  President of each of the investment companies served by The Vanguard Group since President Since March 2008 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard 156 Vanguard Funds Overseen Group (1995–2008).

Heidi Stam

Born 1956  Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Secretary Since July 2005  Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of 156 Vanguard Funds Overseen The Vanguard Group and of each of the investment companies served by The Vanguard Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
Text Telephone for People	calling Vanguard at 800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and MSCI	available on the SEC’s website, and you can receive
bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. For any such funds or securities, the	request in either of two ways: via e-mail addressed to
prospectus or the Statement of Additional Information	publicinfo@sec.gov or via regular mail addressed to the
contains a more detailed description of the limited	Public Reference Section, Securities and Exchange
relationship MSCI has with The Vanguard Group and	Commission, Washington, DC 20549-0102.
any related funds.

Russell is a trademark of The Frank Russell Company.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12750 102008

>

From inception on December 17, 2007, through August 31, 2008, Vanguard’s Mega Cap 300 Index Funds posted returns ranging from –5.9% to –13.6% for their ETF Shares, as determined by the net asset value per share. All three of the funds closely tracked their target indexes.

>

The Mega Cap 300 Growth Index Fund turned in the best performance of the group during the period, while the Mega Cap 300 Value Index Fund posted the weakest results and reported losses in all 10 sectors.

>	Financial stocks were among the top detractors in all three funds, as the crisis in the U.S. credit markets continued.

Contents

Your Fund’s Total Returns	1
President’s Letter	4
Mega Cap 300 Index Fund	10
Mega Cap 300 Growth Index Fund	25
Mega Cap 300 Value Index Fund	38
About Your Fund’s Expenses	53
Trustees Approve Advisory Arrangement	55
Glossary	56

Mega Cap 300 Index Fund

Mega Cap 300 Growth Index Fund

Mega Cap 300 Value Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Periods Ended August 31, 2008
		Returns Since
	Ticker	Share-Class
	Symbol	Inception
Vanguard Mega Cap 300 Index Fund
Institutional Shares[1] (Inception: February 22, 2008)	VMCTX	–3.7%
MSCI® US Large Cap 300 Index		–3.7
Average Large-Cap Core Fund[2]		–4.1

Vanguard Mega Cap 300 Index Fund
ETF Shares[3] (Inception: December 17, 2007)	MGC
Market Price		–9.6%
Net Asset Value		–9.6
MSCI US Large Cap 300 Index		–9.6
Average Large-Cap Core Fund[2]		–10.0

Vanguard Mega Cap 300 Growth Index Fund
Institutional Shares[1] (Inception: April 3, 2008)	VMGAX	–1.0%
MSCI US Large Cap Growth Index		–1.0
Average Large-Cap Growth Fund[2]		–3.5

Vanguard Mega Cap 300 Growth Index Fund
ETF Shares[3] (Inception: December 17, 2007)	MGK
Market Price		–5.8%
Net Asset Value		–5.9
MSCI US Large Cap Growth Index		–5.9
Average Large-Cap Growth Fund[2]		–10.2

1 This class of shares carries low expenses and is available for a minimum investment of $5 million.

2 Derived from data provided by Lipper Inc.

3 These Vanguard ETF™ Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

1

Your Fund’s Total Returns

Periods Ended August 31, 2008
		Returns Since
	Ticker	Share-Class
	Symbol	Inception
Vanguard Mega Cap 300 Value Index Fund
Institutional Shares[1] (Inception: March 5, 2008)	VMVLX	–6.0%
MSCI US Large Cap Value Index		–6.0
Average Large-Cap Value Fund[2]		–3.9

Vanguard Mega Cap 300 Value Index Fund
ETF Shares[3] (Inception: December 17, 2007)	MGV
Market Price		–13.5%
Net Asset Value		–13.6
MSCI US Large Cap Value Index		–13.5
Average Large-Cap Value Fund[2]		–12.0

1 This class of shares carries low expenses and is available for a minimum investment of $5 million.

2 Derived from data provided by Lipper Inc.

3 These Vanguard ETF Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

2

Your Fund’s Performance at a Glance

Inception Through August 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Mega Cap 300 Index Fund
Institutional Shares	$91.07[1]	$87.14	$0.587	$0.000
ETF Shares	49.24[2]	44.21	0.292	0.000
Mega Cap 300 Growth Index Fund
Institutional Shares	$92.21[1]	$91.10	$0.203	$0.000
ETF Shares	49.10[2]	46.04	0.158	0.000
Mega Cap 300 Value Index Fund
Institutional Shares	$90.01[1]	$83.69	$1.000	$0.000
ETF Shares	49.38[2]	42.21	0.496	0.000

1 At inception: For the Mega Cap 300 Index Fund, February 22, 2008; for the Mega Cap 300 Growth Index Fund, April 3, 2008; and for the Mega Cap 300 Value Index Fund, March 5, 2008.

2 At inception: December 17, 2007.

3

President’s Letter

Dear Shareholder,

Vanguard Mega Cap 300 Index Fund, Mega Cap 300 Value Index Fund, and Mega Cap 300 Growth Index Fund—which launched ETF Shares on December 17, 2007—are designed to capture the performance of the largest stocks in the U.S. market. The funds track the MSCI US Large Cap Indexes and allow you to invest in the market segment as a whole or directly in its growth or value components.

The funds were introduced during a turbulent time in the U.S. markets, and have endured difficult times since the very beginning. From inception through August 31, the Mega Cap 300 Growth Index Fund was the top performer of the group, with its ETF Shares returning –5.9% for the period, as determined by the net asset value per share. The Mega Cap 300 Index ETF was next in line, returning –9.6% for the period, while the Mega Cap 300 Value Index ETF returned –13.6%.

Despite the unsettled investment environment, the fund’s advisor, Vanguard Quantitative Equity Group, has managed to closely track the funds’ target indexes. The advisor is helped in this task by the funds’ expense ratios, which are much lower than the average costs of peer funds.

4

The Mega Cap 300 Index Funds also offer Institutional Shares, which are available for a minimum initial investment of $5,000,000. The table on pages 1 and 2 shows the returns for the funds and their target indexes and the average returns for their peer groups for the period.

As market volatility intensified, stocks declined worldwide

Although the funds began operations after the start of their fiscal year, we provide a review of the investment environment during the full 12 months.

Stocks lost ground as credit-market turmoil spread throughout the global economy. Over the 12 months, the broad U.S. stock market lost about 10% of its value. International markets followed a similar path, returning –12.2% for the year.

The descent was bumpy. After years of relative calm, the U.S. market routinely rose or fell by more than a percentage point in a day’s trading. The volatility reflected a seemingly endless series of unnerving developments: the persistent rise in energy prices, further deterioration in the housing market, a string of bank failures, and the broad economy’s deceleration.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–10.6%	3.9%	7.4%
Russell 2000 Index (Small-caps)	–5.5	4.8	9.6
Dow Jones Wilshire 5000 Index (Entire market)	–9.9	4.2	7.9
MSCI All Country World Index ex USA (International)	–12.2	10.7	16.1

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.9%	4.3%	4.6%
Lehman Municipal Bond Index	4.5	3.3	4.4
Citigroup 3-Month Treasury Bill Index	2.8	4.0	3.1

CPI
Consumer Price Index	5.4%	3.7%	3.5%

5

Risk aversion increased, and Treasuries outperformed

The collapse in subprime mortgage-backed securities and the aftershocks prompted a flight to safety. Short-term U.S. Treasury securities were among the fixed income market’s best performers. Over the 12 months, the broad taxable bond market returned a respectable 5.9%, largely reflecting the Treasury bond rally.

As risk aversion increased, the difference between the yields of Treasury bonds and those of all other securities increased, depressing the price of corporate debt. (As you know, yield and price move in opposite directions.) Even as corporate bonds grew cheaper, the prices of most goods and services rose quickly, powered by escalating energy prices.

The combination of higher inflation, financial market volatility, and economic weakness put the U.S. Federal Reserve Board in an uncomfortable position. The Fed decided that it was imperative to respond to the financial crisis with a dramatic easing of monetary policy through interest rate cuts, even as it recognized that the result might be higher inflation. Over the full 12 months, the Fed reduced its target for the federal funds rate from 5.25% to 2.00%.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
	Institutional	ETF	Peer
	Shares	Shares	Group
Mega Cap 300 Index Fund	0.08%	0.13%	1.29%
Mega Cap 300 Growth Index Fund	0.08	0.13	1.36
Mega Cap 300 Value Index Fund	0.08	0.13	1.28

1 Fund expense ratios shown are from the prospectus dated December 10, 2007, and were based on estimated expenses. Annualized expense ratios for the fiscal period ended August 31, 2008, were 0.08% for Mega Cap 300 Index Institutional Shares and 0.13% for ETF Shares, 0.08% for Mega Cap 300 Growth Index Institutional Shares and 0.13% for ETF Shares, 0.08% for Mega Cap 300 Value Index Institutional Shares and 0.13% for ETF Shares. Peer groups are: for the Mega Cap 300 Index Institutional Shares, the Average Large-Cap Core Fund; for the Mega Cap 300 Growth Index Institutional Shares, the Average Large-Cap Growth Fund; for the Mega Cap 300 Value Index Institutional Shares, the Average Large-Cap Value Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2007.

6

Trouble in financials hindered index returns

As the turmoil in the U.S. markets continued, all three Mega Cap 300 Index Funds reported negative returns for the period ended August 31, 2008. The persistent upheaval in the financial industry didn’t bode well for the Mega Cap 300 Value Index Fund in particular, given its heavy weighting in the sector. The Mega Cap 300 Growth Index Fund—which significantly outperformed its peers—fared relatively well, mostly because of its more modest allocation to financial stocks and positive results from the consumer staples and materials sectors.

The Mega Cap 300 Value Index’s large allocation to the financial sector was a major factor in its disappointing performance. As the credit crisis endured, mortgage giants Freddie Mac and Fannie Mae were thrown into turmoil. Investment banks and insurers also suffered from credit-related losses.

Information technology companies were the biggest detractors for the Mega Cap 300 Growth Index Fund, as software and hardware makers negotiated a slowdown in key markets. Industrial stocks also performed weakly.

In the health care sector, pharmaceutical and managed health care stocks struggled, hindering the performance of all three indexes. Consumer discretionary stocks felt the effects of the broad economic slowdown as Americans had less money to spend on the nonessentials.

While the value index reported losses in all market sectors for the period, the growth index saw a couple of bright spots. In the consumer staples sector, jumbo retailer Wal-Mart Stores was up 25% for the period. Fertilizer companies and mining companies contributed to the positive performance of the materials sector.

A long-term perspective is key despite market conditions

Amid continued trouble in the U.S. economy, the financial markets have seen sometimes startling volatility. Since their inception in December of 2007, the Vanguard Mega Cap 300 Index Funds have already experienced their fair share of ups and downs. Such volatility is a good reminder of why we urge shareholders to avoid reacting to short-term market “noise.” Instead, Vanguard suggests that you maintain both a well-balanced portfolio and a long-term perspective.

7

A well-balanced portfolio includes stock funds, bond funds, and short-term reserves in proportions that fit your goals and risk tolerance. Such a carefully planned investment program can help to cushion the stock market’s occasionally sharp declines while allowing you to participate in its long-term potential for growth.

The lineup of Vanguard Mega Cap 300 Index Funds offers shareholders a low-cost way to invest in the large-cap area of the market as a whole, or solely in the growth or value segments. Whatever your preference, these funds can play an important role in your long-term investment plan.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

September 19, 2008

Vanguard Mega Cap 300 ETF
Premium/Discount: December 17, 2007[1]–August 31, 2008

	Market Price Above or		Market Price Below
	Equal to Net Asset Value			Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0–24.9	93	52.25%	81	45.51%
25–49.9	1	0.56	1	0.56
50–74.9	1	0.56	0	0.00
75–100.0	0	0.00	0	0.00
>100.0	1	0.56	0	0.00
Total	96	53.93%	82	46.07%

1 Inception.

2 One basis point equals 1/100 of a percentage point.

8

Vanguard Mega Cap 300 Growth ETF
Premium/Discount: December 17, 2007[1]–August 31, 2008

	Market Price Above or		Market Price Below
	Equal to Net Asset Value			Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0–24.9	85	47.76%	88	49.44%
25–49.9	1	0.56	0	0.00
50–74.9	0	0.00	0	0.00
75–100.0	0	0.00	0	0.00
>100.0	2	1.12	2	1.12
Total	88	49.44%	90	50.56%

Vanguard Mega Cap 300 Value ETF
Premium/Discount: December 17, 2007[1]–August 31, 2008

	Market Price Above or		Market Price Below
	Equal to Net Asset Value			Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0–24.9	105	58.99%	67	37.64%
25–49.9	3	1.69	1	0.56
50–74.9	1	0.56	0	0.00
75–100.0	0	0.00	0	0.00
>100.0	1	0.56	0	0.00
Total	110	61.80%	68	38.20%

1 Inception.

2 One basis point equals 1/100 of a percentage point.

9

Mega Cap 300 Index Fund

Fund Profile

As of August 31, 2008

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	301	302	4,692
Median Market Cap	$57.7B	$57.7B	$31.5B
Price/Earnings Ratio	16.0x	16.0x	16.9x
Price/Book Ratio	2.5x	2.5x	2.4x
Yield[3]		2.2%	2.1%
Institutional Shares	2.2%
ETF Shares	2.1%
Return on Equity	21.4%	21.4%	19.9%
Earnings Growth Rate	18.3%	18.2%	18.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	30%	—	—
Expense Ratio[4]
(12/10/2007)		—	—
Institutional Shares	0.08%
ETF Shares	0.13%
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	7.9%	8.0%	9.1%
Consumer Staples	11.9	11.9	9.7
Energy	13.7	13.6	13.3
Financials	15.1	15.1	16.0
Health Care	13.2	13.2	12.6
Industrials	10.5	10.5	11.9
Information Technology	17.6	17.6	16.5
Materials	3.5	3.5	4.1
Telecommunication
Services	3.3	3.3	2.9
Utilities	3.3	3.3	3.9

Ten Largest Holdings[5] (% of total net assets)

ExxonMobil Corp.	integrated oil
	and gas	4.1%
General Electric Co.	industrial
	conglomerates	2.7
Microsoft Corp.	systems software	2.2
The Procter & Gamble Co.	household products	2.1
Johnson & Johnson	pharmaceuticals	1.9
AT&T Inc.	integrated
	telecommunication
	services	1.9
Chevron Corp.	integrated oil
	and gas	1.7
International Business
Machines Corp.	computer hardware	1.6
Apple Inc.	computer hardware	1.5
Bank of America Corp.	diversified financial
	services	1.4
Top Ten		21.1%

Investment Focus

1 MSCI US Large Cap 300 Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4 Fund expense ratios shown are from the prospectus dated December 10, 2007, and were based on estimated expenses. The annualized expense ratios for the fiscal period ended August 31, 2008, were 0.08% for Institutional Shares and 0.13% for ETF Shares.

5 The holdings listed exclude any temporary cash investments and equity index products.

10

Mega Cap 300 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007–August 31, 2008

Initial Investment of $10,000

	Total Returns
	Periods Ended August 31, 2008	Final Value
	Since	of a $10,000
	Inception[1]	Investment
Mega Cap 300 Index Fund ETF Shares Net Asset Value	–9.64%	$9,036
Mega Cap 300 Index Fund ETF Shares Market Price	–9.62	9,038
Dow Jones Wilshire 5000 Index	–8.60	9,140
MSCI US Large Cap 300 Index	–9.62	9,038
Average Large-Cap Core Fund[2]	–10.04	8,996

		Final Value of
	Since	a $5,000,000
	Inception[1]	Investment
Mega Cap 300 Index Fund Institutional Shares	–3.69%	$4,815,608
Dow Jones Wilshire 5000 Index	–2.98	4,850,943
MSCI US Large Cap 300 Index	–3.72	4,814,125

1 Performance for the fund and its comparative standards is calculated since the following inception dates: December 17, 2007, for ETF Shares and February 22, 2008, for Institutional Shares.

2 Derived from data provided by Lipper Inc.

11

Mega Cap 300 Index Fund

Cumulative Returns of ETF Shares: December 17, 2007–August 31, 2008

Cumulative
Since Inception[1]
Mega Cap 300 Index Fund ETF Shares Market Price	–9.62%
Mega Cap 300 Index Fund ETF Shares Net Asset Value	–9.64
MSCI US Large Cap 300 Index	–9.62

Fiscal-Period Total Returns (%): December 17, 2007–August 31, 2008

Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		Since
	Inception Date	Inception
ETF Shares	12/17/2007
Market Price		–10.45%
Net Asset Value		–10.41
Institutional Shares	2/22/2008	–4.53

1 Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception: December 17, 2007.

Note: See Financial Highlights tables for dividend and capital gains information.

12

Mega Cap 300 Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (7.9%)
	McDonald’s Corp.	15,644	971
	The Walt Disney Co.	25,064	811
	Time Warner, Inc.	49,180	805
	Home Depot, Inc.	23,206	629
	Comcast Corp. Class A	26,833	568
	Target Corp.	10,311	547
	Lowe’s Cos., Inc.	20,048	494
	News Corp., Class A	24,979	354
*	Amazon.com, Inc.	4,300	348
	NIKE, Inc. Class B	5,120	310
*	DIRECTV Group, Inc.	9,484	268
	Comcast Corp. Special
	Class A	12,603	266
	Johnson Controls, Inc.	8,167	253
	Staples, Inc.	9,720	235
	Yum! Brands, Inc.	6,540	233
*	Viacom Inc. Class B	7,625	225
	Carnival Corp.	6,004	223
	Best Buy Co., Inc.	4,899	219
	TJX Cos., Inc.	6,010	218
*	Kohl’s Corp.	4,098	201
	The McGraw-Hill Cos., Inc.	4,525	194
*	Liberty Media Corp.	6,774	188
	Omnicom Group Inc.	4,409	187
*	Starbucks Corp.	9,972	155
	The Gap, Inc.	7,227	141
*	Coach, Inc.	4,835	140
	CBS Corp.	8,173	132
	Harley-Davidson, Inc.	3,281	131
	Fortune Brands, Inc.	2,116	124
	Macy’s Inc.	5,773	120
	J.C. Penney Co., Inc.
	(Holding Co.)	2,897	113
*	Bed Bath & Beyond, Inc.	3,603	110
	Marriott International, Inc.
	Class A	3,894	110

			Market
			Value•
		Shares	($000)
*	Liberty Media Corp.–
	Interactive Series A	7,953	108
*	Ford Motor Co.	23,870	106
*	Sears Holdings Corp.	1,039	96
	Starwood Hotels &
	Resorts Worldwide, Inc.	2,589	94
	International Game Technology	4,344	93
	News Corp., Class B	6,217	89
*	Liberty Global, Inc. Class A	2,422	85
*	DISH Network Corp.	2,846	80
*	Liberty Global, Inc. Series C	2,253	75
*	Las Vegas Sands Corp.	1,469	70
*	Time Warner Cable, Inc.	2,461	66
	General Motors Corp.	6,169	62
^	Garmin Ltd.	1,620	56
*	MGM Mirage, Inc.	1,330	47
			11,150
Consumer Staples (11.9%)
	The Procter & Gamble Co.	42,175	2,943
	Wal-Mart Stores, Inc.	32,739	1,934
	Philip Morris International Inc.	29,176	1,567
	PepsiCo, Inc.	22,026	1,508
	The Coca-Cola Co.	28,908	1,505
	CVS/Caremark Corp.	19,689	721
	Anheuser-Busch Cos., Inc.	9,825	667
	Kraft Foods Inc.	20,238	638
	Altria Group, Inc.	28,992	610
	Colgate-Palmolive Co.	7,007	533
	Walgreen Co.	13,636	497
	Costco Wholesale Corp.	5,979	401
	Kimberly-Clark Corp.	5,780	357
	General Mills, Inc.	4,640	307
	Sysco Corp.	8,302	264
	Avon Products, Inc.	5,870	251
	The Kroger Co.	8,826	244
	Wm. Wrigley Jr. Co.	2,842	226
	H.J. Heinz Co.	4,335	218
	Kellogg Co.	3,744	204
	Archer-Daniels-Midland Co.	7,962	203

13

Mega Cap 300 Index Fund

			Market
			Value•
		Shares	($000)
	Lorillard, Inc.	2,392	173
	Safeway, Inc.	6,049	159
	ConAgra Foods, Inc.	6,706	143
	Sara Lee Corp.	9,790	132
	Reynolds American Inc.	2,434	129
	Campbell Soup Co.	3,165	117
	The Hershey Co.	2,268	82
			16,733
Energy (13.8%)
	ExxonMobil Corp.	72,951	5,837
	Chevron Corp.	28,559	2,465
	ConocoPhillips Co.	20,232	1,669
	Schlumberger Ltd.	16,468	1,552
	Occidental Petroleum Corp.	11,313	898
	Devon Energy Corp.	5,864	598
*	Transocean, Inc.	4,412	561
	Halliburton Co.	12,106	532
	Apache Corp.	4,578	524
	Marathon Oil Corp.	9,769	440
	Hess Corp.	4,025	421
*	National Oilwell Varco Inc.	5,694	420
	Anadarko Petroleum Corp.	6,414	396
	XTO Energy, Inc.	7,550	381
*	Weatherford International Ltd.	9,331	360
	EOG Resources, Inc.	3,396	355
	Chesapeake Energy Corp.	7,144	346
	Baker Hughes, Inc.	4,255	340
	Valero Energy Corp.	7,271	253
	Williams Cos., Inc.	8,046	249
	Smith International, Inc.	3,403	237
	Peabody Energy Corp.	3,763	237
	Spectra Energy Corp.	8,696	230
	Diamond Offshore Drilling, Inc.	954	105
			19,406
Financials (15.1%)
	Bank of America Corp.	63,047	1,963
	JPMorgan Chase & Co.	47,751	1,838
	Citigroup, Inc.	72,673	1,380
	Wells Fargo & Co.	43,301	1,311
	The Goldman Sachs
	Group, Inc.	4,900	803
	U.S. Bancorp	24,090	768
	American International
	Group, Inc.	32,962	708
	Merrill Lynch & Co., Inc.	21,421	607
	American Express Co.	14,311	568
	Morgan Stanley	13,674	558
	Bank of New York
	Mellon Corp.	15,693	543
*	Berkshire Hathaway Inc.
	Class B	138	538
	MetLife, Inc.	9,749	528

			Market
			Value•
		Shares	($000)
	Wachovia Corp.	29,903	475
	Prudential Financial, Inc.	6,106	450
	State Street Corp.	5,868	397
	AFLAC Inc.	6,686	379
	The Travelers Cos., Inc.	8,532	377
	PNC Financial Services Group	4,750	342
	The Allstate Corp.	7,322	330
	Charles Schwab Corp.	13,551	325
	Simon Property Group, Inc.
	REIT	3,067	291
	CME Group, Inc.	832	279
	The Hartford Financial
	Services Group Inc.	4,318	272
	The Chubb Corp.	5,087	244
	Franklin Resources Corp.	2,294	240
*	Ace Ltd.	4,533	238
	Marsh & McLennan Cos., Inc.	7,154	228
	Capital One Financial Corp.	5,130	226
	BB&T Corp.	7,509	225
	Northern Trust Corp.	2,725	219
	T. Rowe Price Group Inc.	3,446	205
	Loews Corp.	4,500	195
	SunTrust Banks, Inc.	4,612	193
	Vornado Realty Trust REIT	1,897	189
	Lincoln National Corp.	3,703	188
	Aon Corp.	3,781	180
	Boston Properties, Inc. REIT	1,642	168
	Progressive Corp. of Ohio	8,859	164
	The Principal Financial
	Group, Inc.	3,553	163
	Equity Residential REIT	3,708	156
	Public Storage, Inc. REIT	1,759	155
	ProLogis REIT	3,551	153
	Ameriprise Financial, Inc.	3,131	141
	Invesco, Ltd.	5,305	136
	Lehman Brothers
	Holdings, Inc.	8,144	131
	Moody’s Corp.	3,021	123
	Fifth Third Bancorp	7,107	112
*	SLM Corp.	6,417	106
	Fannie Mae	14,584	100
	Discover Financial Services	5,930	98
	Genworth Financial Inc.	6,016	97
	Regions Financial Corp.	9,651	89
	General Growth Properties Inc.
	REIT	3,365	87
	Legg Mason Inc.	1,937	86
	KeyCorp	6,677	80
	NYSE Euronext	1,821	74
	M & T Bank Corp.	974	69
	Freddie Mac	9,149	41
			21,329

14

Mega Cap 300 Index Fund

			Market
			Value•
		Shares	($000)
Health Care (13.2%)
	Johnson & Johnson	38,955	2,744
	Pfizer Inc.	93,443	1,786
	Abbott Laboratories	21,255	1,221
	Merck & Co., Inc.	29,777	1,062
*	Amgen, Inc.	15,056	946
	Medtronic, Inc.	15,551	849
	Wyeth	18,413	797
*	Gilead Sciences, Inc.	12,776	673
	Eli Lilly & Co.	14,154	660
*	Genentech, Inc.	6,518	644
	Baxter International, Inc.	8,725	591
	Bristol-Myers Squibb Co.	27,220	581
	UnitedHealth Group Inc.	17,212	524
	Schering-Plough Corp.	22,273	432
*	Celgene Corp.	5,983	415
*	WellPoint Inc.	7,251	383
	Covidien Ltd.	6,812	368
*	Thermo Fisher Scientific, Inc.	5,778	350
*	Medco Health Solutions, Inc.	6,975	327
	Aetna Inc.	6,877	297
	Becton, Dickinson & Co.	3,356	293
*	Genzyme Corp.	3,653	286
	Cardinal Health, Inc.	4,899	269
	Stryker Corp.	3,959	266
	Allergan, Inc.	4,208	235
*	Zimmer Holdings, Inc.	3,228	234
*	Boston Scientific Corp.	18,468	232
	McKesson Corp.	3,816	220
*	St. Jude Medical, Inc.	4,731	217
*	Express Scripts Inc.	2,950	217
*	Biogen Idec Inc.	4,094	209
	CIGNA Corp.	3,839	161
*	Forest Laboratories, Inc.	4,282	153
			18,642
Industrials (10.5%)
	General Electric Co.	137,804	3,872
	United Technologies Corp.	12,807	840
	3M Co.	9,241	662
	The Boeing Co.	9,850	646
	United Parcel Service, Inc.	9,513	610
	Caterpillar, Inc.	8,583	607
	Union Pacific Corp.	6,812	572
	Lockheed Martin Corp.	4,749	553
	Burlington Northern
	Santa Fe Corp.	4,789	514
	Emerson Electric Co.	10,805	506
	Honeywell International Inc.	9,721	488
	General Dynamics Corp.	4,702	434
	Deere & Co.	5,997	423
	Norfolk Southern Corp.	5,176	381
	CSX Corp.	5,548	359

			Market
			Value•
		Shares	($000)
	Raytheon Co.	5,865	352
	FedEx Corp.	4,044	335
	Northrop Grumman Corp.	4,502	310
	Tyco International, Ltd.	6,812	292
	Illinois Tool Works, Inc.	5,792	287
	Danaher Corp.	3,503	286
	Waste Management, Inc.	6,812	240
	PACCAR, Inc.	4,791	206
	Precision Castparts Corp.	1,911	197
	Ingersoll-Rand Co.	4,375	162
	Eaton Corp.	2,150	157
	Southwest Airlines Co.	10,119	154
*	First Solar, Inc.	541	150
	Textron, Inc.	3,420	141
	Masco Corp.	5,063	97
			14,833
Information Technology (17.5%)
	Microsoft Corp.	115,924	3,164
	International Business
	Machines Corp.	18,972	2,309
*	Apple Inc.	12,195	2,067
*	Cisco Systems, Inc.	81,595	1,962
	Intel Corp.	79,109	1,809
	Hewlett-Packard Co.	33,936	1,592
*	Google Inc.	3,303	1,530
*	Oracle Corp.	57,013	1,250
	QUALCOMM Inc.	22,394	1,179
*	Dell Inc.	24,618	535
	Visa Inc.	6,222	472
	Texas Instruments, Inc.	18,242	447
	Corning, Inc.	21,658	445
*	EMC Corp.	28,854	441
*	eBay Inc.	15,537	387
*	Yahoo! Inc.	18,289	354
	Accenture Ltd.	8,223	340
	Applied Materials, Inc.	18,650	334
	Automatic Data
	Processing, Inc.	7,189	319
*	Adobe Systems, Inc.	7,322	314
	Motorola, Inc.	31,007	292
	Western Union Co.	10,311	285
*	Symantec Corp.	11,637	260
	MasterCard, Inc. Class A	1,019	247
	Tyco Electronics Ltd.	6,841	225
*	Electronic Arts Inc.	4,356	213
*	Juniper Networks, Inc.	7,169	184
*	Agilent Technologies, Inc.	5,098	177
	Xerox Corp.	12,620	176
*	Broadcom Corp.	6,449	155
*	MEMC Electronic
	Materials, Inc.	3,152	155
	Paychex, Inc.	4,502	153

15

Mega Cap 300 Index Fund

			Market
			Value•
		Shares	($000)
	CA, Inc.	5,649	135
*	Activision Blizzard, Inc.	4,055	133
*	Intuit, Inc.	4,347	131
*	NetApp, Inc.	4,733	121
	Analog Devices, Inc.	4,037	113
	Seagate Technology	6,629	99
*	Sun Microsystems, Inc.	10,899	98
*	NVIDIA Corp.	7,371	93
*	VMware Inc.	566	22
			24,717
Materials (3.5%)
	Monsanto Co.	7,591	867
	E.I. du Pont de
	Nemours & Co.	12,369	550
	Freeport-McMoRan
	Copper & Gold, Inc.
	Class B	5,248	469
	Dow Chemical Co.	12,918	441
	Praxair, Inc.	4,308	387
	Alcoa Inc.	11,195	360
	Air Products & Chemicals, Inc.	2,948	271
	Newmont Mining Corp.
	(Holding Co.)	5,995	270
	The Mosaic Co.	2,133	228
	Nucor Corp.	4,312	226
	United States Steel Corp.	1,620	216
	Weyerhaeuser Co.	2,995	166
	International Paper Co.	5,594	151
	PPG Industries, Inc.	2,254	142
	Rohm & Haas Co.	1,751	131
	Ecolab, Inc.	2,550	117
			4,992
Telecommunication Services (3.3%)
	AT&T Inc.	81,993	2,623
	Verizon Communications Inc.	39,565	1,390
	Sprint Nextel Corp.	38,084	332
*	American Tower Corp.
	Class A	5,566	230
	Qwest Communications
	International Inc.	22,303	84
			4,659
Utilities (3.3%)
	Exelon Corp.	9,095	691
	Southern Co.	10,517	394
	Dominion Resources, Inc.	7,901	344
	FPL Group, Inc.	5,323	320

		Market
		Value•
	Shares	($000)
FirstEnergy Corp.	4,192	305
Duke Energy Corp.	17,344	302
Public Service Enterprise
Group, Inc.	6,993	285
Entergy Corp.	2,655	274
PPL Corp.	5,118	224
American Electric
Power Co., Inc.	5,502	215
PG&E Corp.	4,971	205
Sempra Energy	3,414	198
Edison International	4,256	195
Constellation Energy
Group, Inc.	2,448	163
Consolidated Edison Inc.	3,742	153
Progress Energy, Inc.	3,386	148
* AES Corp.	9,204	140
Ameren Corp.	2,865	120
		4,676
Total Common Stocks
(Cost $147,951)		141,137
Temporary Cash Investment (0.0%)
[1,2] Vanguard Market Liquidity
Fund, 2.389% (Cost $44)	44,400	44
Total Investments (100.0%)
(Cost $147,995)		141,181
Other Assets and Liabilities (0.0%)
Other Assets		895
Liabilities[2]		(826)
		69
Net Assets (100%)		141,250

16

Mega Cap 300 Index Fund

At August 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	149,422
Undistributed Net Investment Income	481
Accumulated Net Realized Losses	(1,839)
Unrealized Appreciation (Depreciation)	(6,814)
Net Assets	141,250

Institutional Shares—Net Assets
Applicable to 606,355 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	52,837
Net Asset Value Per Share—
Institutional Shares	$87.14

ETF Shares—Net Assets
Applicable to 2,000,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	88,413
Net Asset Value Per Share—
ETF Shares	$44.21

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $42,000.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 Includes $44,000 of collateral received for securities on loan.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mega Cap 300 Index Fund

Statement of Operations

December 17, 2007[1] to
August 31, 2008
($000)
Investment Income
Income
Dividends	1,045
Interest[2]	10
Security Lending	1
Total Income	1,056
Expenses
The Vanguard Group—Note B
Investment Advisory Services	7
Management and Administrative—Institutional Shares	—
Management and Administrative—ETF Shares	8
Marketing and Distribution—Institutional Shares	2
Marketing and Distribution—ETF Shares	2
Custodian Fees	7
Auditing Fees	23
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	3
Total Expenses	52
Net Investment Income	1,004
Realized Net Gain (Loss) on Investment Securities Sold	416
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(6,814)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,394)

1 Inception.

2 Interest income from an affiliated company of the fund was $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mega Cap 300 Index Fund

Statement of Changes in Net Assets

December 17, 2007[1] to
August 31, 2008
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,004
Realized Net Gain (Loss)	416
Change in Unrealized Appreciation (Depreciation)	(6,814)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,394)
Distributions
Net Investment Income
Institutional Shares	(216)
ETF Shares	(307)
Realized Capital Gain
Institutional Shares	—
ETF Shares	—
Total Distributions	(523)
Capital Share Transactions
Institutional Shares	56,057
ETF Shares	91,110
Net Increase (Decrease) from Capital Share Transactions	147,167
Total Increase (Decrease)	141,250
Net Assets
Beginning of Period	—
End of Period[2]	141,250

1 Inception.

2 Net Assets—End of Period includes undistributed net investment income of $481,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Mega Cap 300 Index Fund

Financial Highlights

Institutional Shares
February 22, 2008[1] to
For a Share Outstanding Throughout the Period	August 31, 2008
Net Asset Value, Beginning of Period	$91.07
Investment Operations
Net Investment Income	.685
Net Realized and Unrealized Gain (Loss) on Investments	(4.028)
Total from Investment Operations	(3.343)
Distributions
Dividends from Net Investment Income	(.587)
Distributions from Realized Capital Gains	—
Total Distributions	(.587)
Net Asset Value, End of Period	$87.14

Total Return	–3.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$53
Ratio of Total Expenses to Average Net Assets	0.08%*
Ratio of Net Investment Income to Average Net Assets	2.14%*
Portfolio Turnover Rate[2]	30%

1 Inception.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Mega Cap 300 Index Fund

ETF Shares
December 17, 2007[1] to
For a Share Outstanding Throughout the Period	August 31, 2008
Net Asset Value, Beginning of Period	$49.24
Investment Operations
Net Investment Income	.441
Net Realized and Unrealized Gain (Loss) on Investments	(5.179)
Total from Investment Operations	(4.738)
Distributions
Dividends from Net Investment Income	(.292)
Distributions from Realized Capital Gains	—
Total Distributions	(.292)
Net Asset Value, End of Period	$44.21

Total Return	–9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$88
Ratio of Total Expenses to Average Net Assets	0.13%*
Ratio of Net Investment Income to Average Net Assets	2.09%*
Portfolio Turnover Rate[2]	30%

1 Inception.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Mega Cap 300 Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares were first issued on February 22, 2008, and are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. ETF Shares were first issued on December 17, 2007, and first offered to the public on December 21, 2007. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period from inception to August 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets

22

Mega Cap 300 Index Fund

in capital contributions to Vanguard. At August 31, 2008, the fund had contributed capital of $11,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended August 31, 2008, the fund realized $2,255,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2008, the fund had $490,000 of ordinary income available for distribution. The fund had available realized losses of $673,000 to offset future net capital gains through August 31, 2017.

At August 31, 2008, the cost of investment securities for tax purposes was $149,161,000. Net unrealized depreciation of investment securities for tax purposes was $7,980,000, consisting of unrealized gains of $2,002,000 on securities that had risen in value since their purchase and $9,982,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the period ended August 31, 2008, the fund purchased $195,778,000 of investment securities and sold $48,251,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

	Inception[1] to
	August 31, 2008
	Amount	Shares
	($000)	(000)
Institutional Shares
Issued	62,041	673
Issued in Lieu of Cash Distributions	216	2
Redeemed	(6,200)	(69)
Net Increase (Decrease) in Institutional Shares	56,057	606
ETF Shares
Issued	117,638	2,600
Issued in Lieu of Cash Distributions	—	—
Redeemed	(26,528)	(600)
Net Increase (Decrease) in ETF Shares	91,110	2,000

1 Inception dates are February 22, 2008, for the Institutional Shares and December 17, 2007, for the ETF Shares.

23

Mega Cap 300 Index Fund

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the fund’s current fiscal period.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

24

Mega Cap 300 Growth Index Fund

Fund Profile

As of August 31, 2008

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	180	179	4,692
Median Market Cap	$46.0B	$47.2B	$31.5B
Price/Earnings Ratio	18.1x	18.1x	16.9x
Price/Book Ratio	3.6x	3.6x	2.4x
Yield[3]		1.2%	2.1%
Institutional Shares	1.1%
ETF Shares	1.1%
Return on Equity	23.1%	23.1%	19.9%
Earnings Growth Rate	24.3%	24.2%	18.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	9%	—	—
Expense Ratio[4]
(12/10/2007)		—	—
Institutional Shares	0.08%
ETF Shares	0.13%
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	9.9%	10.0%	9.1%
Consumer Staples	14.0	14.0	9.7
Energy	9.6	9.3	13.3
Financials	5.8	5.8	16.0
Health Care	12.0	12.1	12.6
Industrials	11.4	11.4	11.9
Information Technology	32.6	32.7	16.5
Materials	3.5	3.5	4.1
Telecommunication
Services	0.3	0.3	2.9
Utilities	0.9	0.9	3.9

Ten Largest Holdings[5] (% of total net assets)

Microsoft Corp.	systems software	4.3%
International Business
Machines Corp.	computer hardware	3.1
Apple Inc.	computer hardware	2.8
Cisco Systems, Inc.	communication
	equipment	2.7
Wal-Mart Stores, Inc.	hypermarkets and
	super centers	2.6
The Procter & Gamble Co.	household products	2.6
Intel Corp.	semiconductors	2.5
Hewlett-Packard Co.	computer hardware	2.2
Schlumberger Ltd.	oil and gas
	equipment
	and services	2.1
Google Inc.	internet software
	and services	2.1
Top Ten		27.0%

Investment Focus

1 MSCI US Large Cap Growth Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4 Fund expense ratios shown are from the prospectus dated December 10, 2007, and were based on estimated expenses. Annualized expense ratios for the fiscal period ended August 31, 2008, were 0.08% for Institutional Shares and 0.13% for ETF Shares.

5 The holdings listed exclude any temporary cash investments and equity index products.

25

Mega Cap 300 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007–August 31, 2008

Initial Investment of $10,000

	Total Returns
	Periods Ended August 31, 2008	Final Value
	Since	of a $10,000
	Inception[1]	Investment
Mega Cap 300 Growth Index Fund ETF Shares
Net Asset Value	–5.91%	$9,409
Mega Cap 300 Growth Index Fund ETF Shares
Market Price	–5.84	9,416
Dow Jones Wilshire 5000 Index	–8.60	9,140
MSCI US Large Cap Growth Index	–5.86	9,414
Average Large-Cap Growth Fund[2]	–10.19	8,981

		Final Value of
	Since	a $5,000,000
	Inception[1]	Investment
Mega Cap 300 Growth Index Fund Institutional Shares	–0.99%	$4,950,533
Dow Jones Wilshire 5000 Index	–4.16	4,792,065
MSCI US Large Cap Growth Index	–0.97	4,951,385

1 Performance for the fund and its comparative standards is calculated since the following inception dates: December 17, 2007, for ETF Shares and April 3, 2008, for Institutional Shares.

2 Derived from data provided by Lipper Inc.

26

Mega Cap 300 Growth Index Fund

Cumulative Returns of ETF Shares: December 17, 2007–August 31, 2008

Cumulative
Since Inception[1]
Mega Cap 300 Growth Index Fund ETF Shares Market Price	–5.84%
Mega Cap 300 Growth Index Fund ETF Shares Net Asset Value	–5.91
MSCI US Large Cap Growth Index	–5.86

Fiscal-Period Total Returns (%): December 17, 2007–August 31, 2008

Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		Since
	Inception Date	Inception
ETF Shares	12/17/2007
Market Price		–6.39%
Net Asset Value		–6.40
Institutional Shares	4/3/2008	–1.50

1 Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception: December 17, 2007.

Note: See Financial Highlights tables for dividend and capital gains information.

27

Mega Cap 300 Growth Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Consumer Discretionary (9.9%)
	Comcast Corp. Class A	93,748	1,986
	Target Corp.	36,309	1,925
	Lowe’s Cos., Inc.	70,858	1,746
	McDonald’s Corp.	27,468	1,704
	News Corp., Class A	87,837	1,244
*	Amazon.com, Inc.	15,126	1,222
	NIKE, Inc. Class B	17,850	1,082
*	DIRECTV Group, Inc.	33,397	942
	Comcast Corp. Special
	Class A	44,364	938
	Johnson Controls, Inc.	28,605	884
	Staples, Inc.	34,061	824
	Yum! Brands, Inc.	22,904	817
*	Viacom Inc. Class B	26,493	781
	Best Buy Co., Inc.	16,964	759
	TJX Cos., Inc.	20,583	746
*	Kohl’s Corp.	14,223	699
	The McGraw-Hill Cos., Inc.	15,572	667
*	Liberty Media Corp.	23,826	662
	Omnicom Group Inc.	15,445	655
*	Starbucks Corp.	35,284	549
*	Coach, Inc.	16,541	480
*	Bed Bath & Beyond, Inc.	12,618	387
	Marriott International, Inc.
	Class A	13,642	385
*	Liberty Media Corp.–
	Interactive Series A	27,352	372
	Starwood Hotels &
	Resorts Worldwide, Inc.	9,072	329
	International Game
	Technology	15,068	323
	News Corp., Class B	21,156	304
*	DISH Network Corp.	10,121	286
*	Liberty Global, Inc. Class A	7,862	277
*	Liberty Global, Inc. Series C	7,718	256
*^	Las Vegas Sands Corp.	5,133	243

			Market
			Value•
		Shares	($000)
*	Time Warner Cable, Inc.	8,691	232
^	Garmin Ltd.	5,750	200
*	Ford Motor Co.	41,835	187
*	MGM Mirage, Inc.	4,809	169
*^	Sears Holdings Corp.	1,759	162
	General Motors Corp.	10,906	109
			25,533
Consumer Staples (14.0%)
	Wal-Mart Stores, Inc.	114,930	6,789
	The Procter & Gamble Co.	96,177	6,710
	PepsiCo, Inc.	76,871	5,264
	The Coca-Cola Co.	65,858	3,429
	CVS/Caremark Corp.	69,277	2,536
	Colgate-Palmolive Co.	24,626	1,872
	Walgreen Co.	47,861	1,744
	Anheuser-Busch Cos., Inc.	22,463	1,524
	Costco Wholesale Corp.	21,021	1,410
	Sysco Corp.	29,075	925
	Avon Products, Inc.	20,667	885
	Wm. Wrigley Jr. Co.	9,952	791
	Archer-Daniels-Midland Co.	27,902	710
	Kellogg Co.	8,353	455
	The Kroger Co.	15,205	420
	Lorillard, Inc.	4,189	303
	Campbell Soup Co.	3,882	143
	The Hershey Co.	2,668	96
			36,006
Energy (9.6%)
	Schlumberger Ltd.	57,820	5,448
	Occidental Petroleum Corp.	39,721	3,152
*	Transocean, Inc.	15,455	1,966
	Halliburton Co.	42,280	1,858
*	National Oilwell Varco Inc.	20,122	1,484
	Hess Corp.	14,088	1,475
	XTO Energy, Inc.	26,566	1,339
*	Weatherford International Ltd.	32,815	1,266
	EOG Resources, Inc.	12,035	1,257
	Chesapeake Energy Corp.	24,882	1,204

28

Mega Cap 300 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Baker Hughes, Inc.	14,965	1,197
	Williams Cos., Inc.	28,181	871
	Peabody Energy Corp.	13,160	828
	Smith International, Inc.	10,605	739
	Diamond Offshore Drilling, Inc.	3,346	368
	Valero Energy Corp.	8,965	312
			24,764
Financials (5.8%)
	American Express Co.	50,530	2,005
	Bank of New York
	Mellon Corp.	55,437	1,919
*	Berkshire Hathaway Inc.
	Class B	477	1,861
	AFLAC Inc.	23,037	1,306
	Charles Schwab Corp.	47,229	1,133
	CME Group, Inc.	2,934	984
	State Street Corp.	13,425	908
	Franklin Resources Corp.	8,035	840
	T. Rowe Price Group Inc.	11,957	710
	Simon Property Group, Inc.
	REIT	7,081	672
	ProLogis REIT	12,706	547
	Public Storage, Inc. REIT	6,160	544
	Northern Trust Corp.	6,213	499
	Moody’s Corp.	10,080	410
	Boston Properties, Inc. REIT	3,742	383
	NYSE Euronext	6,377	259
			14,980
Health Care (12.0%)
*	Amgen, Inc.	52,765	3,316
	Medtronic, Inc.	54,428	2,972
*	Gilead Sciences, Inc.	44,708	2,355
*	Genentech, Inc.	22,881	2,259
	Baxter International, Inc.	30,406	2,060
	UnitedHealth Group Inc.	59,550	1,813
	Schering-Plough Corp.	78,584	1,525
	Abbott Laboratories	26,150	1,502
*	Celgene Corp.	21,125	1,464
*	Thermo Fisher Scientific, Inc.	20,319	1,231
*	Medco Health Solutions, Inc.	24,555	1,150
	Becton, Dickinson & Co.	11,817	1,033
*	Genzyme Corp.	12,956	1,014
	Aetna Inc.	23,496	1,014
	Stryker Corp.	13,941	937
	Allergan, Inc.	14,734	823
*	Zimmer Holdings, Inc.	11,219	812
	McKesson Corp.	13,438	776
*	Express Scripts Inc.	10,347	760
*	St. Jude Medical, Inc.	16,423	753
*	Biogen Idec Inc.	14,069	717
*	WellPoint Inc.	8,925	471
*	Forest Laboratories, Inc.	7,498	268
			31,025

			Market
			Value•
		Shares	($000)
Industrials (11.4%)
	United Technologies Corp.	44,808	2,939
	3M Co.	32,457	2,324
	The Boeing Co.	34,598	2,268
	Caterpillar, Inc.	29,813	2,109
	Lockheed Martin Corp.	16,683	1,943
	Burlington Northern
	Santa Fe Corp.	16,717	1,795
	Emerson Electric Co.	37,840	1,771
	Honeywell International Inc.	34,163	1,714
	General Dynamics Corp.	16,416	1,515
	Deere & Co.	20,886	1,474
	CSX Corp.	19,615	1,269
	Raytheon Co.	20,501	1,230
	FedEx Corp.	14,227	1,178
	Tyco International, Ltd.	23,988	1,029
	Danaher Corp.	12,329	1,006
	United Parcel Service, Inc.	11,661	748
	PACCAR, Inc.	16,881	727
	Precision Castparts Corp.	6,752	697
	Southwest Airlines Co.	35,438	540
*	First Solar, Inc.	1,933	535
	Textron, Inc.	11,982	492
			29,303
Information Technology (32.5%)
	Microsoft Corp.	406,240	11,086
	International Business
	Machines Corp.	66,566	8,103
*	Apple Inc.	42,729	7,244
*	Cisco Systems, Inc.	286,294	6,885
	Intel Corp.	277,612	6,349
	Hewlett-Packard Co.	119,483	5,606
*	Google Inc.	11,564	5,357
*	Oracle Corp.	199,739	4,380
	QUALCOMM Inc.	78,452	4,130
*	Dell Inc.	88,152	1,916
	Visa Inc.	21,573	1,637
	Texas Instruments, Inc.	64,095	1,571
	Corning, Inc.	76,100	1,563
*	EMC Corp.	100,190	1,531
*	eBay Inc.	54,226	1,352
*	Yahoo! Inc.	63,451	1,230
	Accenture Ltd.	28,670	1,186
	Applied Materials, Inc.	65,604	1,176
	Automatic Data
	Processing, Inc.	25,125	1,115
*	Adobe Systems, Inc.	25,775	1,104
	Western Union Co.	35,863	991
*	Symantec Corp.	40,717	908
	MasterCard, Inc. Class A	3,545	860
*	Electronic Arts Inc.	15,433	753
*	Juniper Networks, Inc.	25,443	654
*	Agilent Technologies, Inc.	17,692	615

29

Mega Cap 300 Growth Index Fund

			Market
			Value•
		Shares	($000)
*	MEMC Electronic
	Materials, Inc.	11,038	542
	Paychex, Inc.	15,768	537
*	Broadcom Corp.	21,635	521
	CA, Inc.	19,786	473
*	Activision Blizzard, Inc.	14,205	466
*	Intuit, Inc.	14,780	444
*	NetApp, Inc.	16,580	422
	Analog Devices, Inc.	14,161	396
*	Sun Microsystems, Inc.	38,188	344
*	NVIDIA Corp.	25,425	321
*	VMware Inc.	2,003	80
			83,848
Materials (3.5%)
	Monsanto Co.	26,597	3,039
	Praxair, Inc.	15,142	1,360
	Newmont Mining Corp.
	(Holding Co.)	21,099	952
	Air Products &
	Chemicals, Inc.	10,209	938
	The Mosaic Co.	7,526	803
	Nucor Corp.	15,105	793
	United States Steel Corp.	5,676	755
	Ecolab, Inc.	8,931	409
			9,049
Telecommunication Services (0.3%)
*	American Tower Corp.
	Class A	19,220	794

Utilities (0.9%)
	Exelon Corp.	15,896	1,207
	Constellation Energy Group, Inc. 8,572		572
*	AES Corp.	32,239	492
			2,271
Total Common Stocks
(Cost $258,903)			257,573

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.2%)
[1,2] Vanguard Market Liquidity
Fund, 2.389% (Cost $410)	410,000	410
Total Investments (100.1%)
(Cost $259,313)		257,983
Other Assets and Liabilities (–0.1%)
Other Assets		2,197
Liabilities[2]		(2,504)
		(307)
Net Assets (100%)		257,676

At August 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	259,376
Undistributed Net Investment Income	448
Accumulated Net Realized Losses	(818)
Unrealized Appreciation (Depreciation)	(1,330)
Net Assets	257,676

Institutional Shares—Net Assets
Applicable to 1,059,836 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	96,550
Net Asset Value Per Share—
Institutional Shares	$91.10

ETF Shares—Net Assets
Applicable to 3,500,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	161,126
Net Asset Value Per Share—
ETF Shares	$46.04

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $405,000.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 Includes $410,000 of collateral received for securities on loan.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Mega Cap 300 Growth Index Fund

Statement of Operations

December 17, 2007[1] to
August 31, 2008
($000)
Investment Income
Income
Dividends	889
Interest[2]	25
Security Lending	3
Total Income	917
Expenses
The Vanguard Group—Note B
Investment Advisory Services	5
Management and Administrative—Institutional Shares	4
Management and Administrative—ETF Shares	36
Marketing and Distribution—Institutional Shares	2
Marketing and Distribution—ETF Shares	6
Custodian Fees	6
Auditing Fees	23
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	2
Total Expenses	84
Net Investment Income	833
Realized Net Gain (Loss) on Investment Securities Sold	(334)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(1,330)
Net Increase (Decrease) in Net Assets Resulting from Operations	(831)

1 Inception.

2 Interest income from an affiliated company of the fund was $25,000.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Mega Cap 300 Growth Index Fund

Statement of Changes in Net Assets

December 17, 2007[1] to
August 31, 2008
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	833
Realized Net Gain (Loss)	(334)
Change in Unrealized Appreciation (Depreciation)	(1,330)
Net Increase (Decrease) in Net Assets Resulting from Operations	(831)
Distributions
Net Investment Income
Institutional Shares	(84)
ETF Shares	(301)
Realized Capital Gain
Institutional Shares	—
ETF Shares	—
Total Distributions	(385)
Capital Share Transactions
Institutional Shares	96,712
ETF Shares	162,180
Net Increase (Decrease) from Capital Share Transactions	258,892
Total Increase (Decrease)	257,676
Net Assets
Beginning of Period	—
End of Period[2]	257,676

1 Inception

2 Net Assets—End of Period includes undistributed net investment income of $448,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Mega Cap 300 Growth Index Fund

Financial Highlights

Institutional Shares
April 3, 2008[1] to
For a Share Outstanding Throughout the Period	August 31, 2008
Net Asset Value, Beginning of Period	$92.21
Investment Operations
Net Investment Income	.343
Net Realized and Unrealized Gain (Loss) on Investments	(1.250)
Total from Investment Operations	(.907)
Distributions
Dividends from Net Investment Income	(.203)
Distributions from Realized Capital Gains	—
Total Distributions	(.203)
Net Asset Value, End of Period	$91.10

Total Return	–0.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$97
Ratio of Total Expenses to Average Net Assets	0.08%*
Ratio of Net Investment Income to Average Net Assets	1.16%*
Portfolio Turnover Rate[2]	9%

1 Inception.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Mega Cap 300 Growth Index Fund

ETF Shares
December 17, 2007[1] to
For a Share Outstanding Throughout the Period	August 31, 2008
Net Asset Value, Beginning of Period	$49.10
Investment Operations
Net Investment Income	.237
Net Realized and Unrealized Gain (Loss) on Investments	(3.139)
Total from Investment Operations	(2.902)
Distributions
Dividends from Net Investment Income	(.158)
Distributions from Realized Capital Gains	—
Total Distributions	(.158)
Net Asset Value, End of Period	$46.04

Total Return	–5.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$161
Ratio of Total Expenses to Average Net Assets	0.13%*
Ratio of Net Investment Income to Average Net Assets	1.11%*
Portfolio Turnover Rate[2]	9%

1 Inception.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Mega Cap 300 Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares were first issued on April 3, 2008, and are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. ETF Shares were first issued on December 17, 2007, and first offered to the public on December 21, 2007. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period from inception to August 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in

35

Mega Cap 300 Growth Index Fund

capital contributions to Vanguard. At August 31, 2008, the fund had contributed capital of $20,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended August 31, 2008, the fund realized $484,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2008, the fund had $464,000 of ordinary income available for distribution. The fund had available realized losses of $551,000 to offset future net capital gains through August 31, 2017.

At August 31, 2008, the cost of investment securities for tax purposes was $259,580,000. Net unrealized depreciation of investment securities for tax purposes was $1,597,000, consisting of unrealized gains of $7,670,000 on securities that had risen in value since their purchase and $9,267,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the period ended August 31, 2008, the fund purchased $274,486,000 of investment securities and sold $15,249,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

	Inception[1] to
	August 31, 2008
	Amount	Shares
	($000)	(000)
Institutional Shares
Issued	96,628	1,059
Issued in Lieu of Cash Distributions	84	1
Redeemed	—	—
Net Increase (Decrease) in Institutional Shares	96,712	1,060
ETF Shares
Issued	167,115	3,600
Issued in Lieu of Cash Distributions	—	—
Redeemed	(4,935)	(100)
Net Increase (Decrease) in ETF Shares	162,180	3,500

1 Inception dates are April 3, 2008, for the Institutional Shares and December 17, 2007, for the ETF Shares.

36

Mega Cap 300 Growth Index Fund

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the fund’s current fiscal period.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

Mega Cap 300 Value Index Fund

37

Fund Profile

As of August 31, 2008

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	143	145	4,692
Median Market Cap	$76.6B	$76.6B	$31.5B
Price/Earnings Ratio	14.1x	14.1x	16.9x
Price/Book Ratio	1.9x	1.9x	2.4x
Yield[3]		3.4%	2.1%
Institutional Shares	3.3%
ETF Shares	3.2%
Return on Equity	19.7%	19.7%	19.9%
Earnings Growth Rate	12.4%	12.4%	18.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	12%	—	—
Expense Ratio[4]
(12/10/2007)		—	—
Institutional Shares	0.08%
ETF Shares	0.13%
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	5.7%	5.8%	9.1%
Consumer Staples	9.5	9.5	9.7
Energy	18.3	18.3	13.3
Financials	25.1	25.0	16.0
Health Care	14.5	14.5	12.6
Industrials	9.6	9.5	11.9
Information Technology	1.2	1.2	16.5
Materials	3.6	3.6	4.1
Telecommunication
Services	6.5	6.6	2.9
Utilities	6.0	6.0	3.9

Ten Largest Holdings[5] (% of total net assets)

ExxonMobil Corp.	integrated oil
	and gas	8.6%
General Electric Co.	industrial
	conglomerates	5.7
Johnson & Johnson	pharmaceuticals	4.0
AT&T Inc.	integrated
	telecommunication
	services	3.9
Chevron Corp.	integrated oil
	and gas	3.6
Bank of America Corp.	diversified financial
	services	2.9
JPMorgan Chase & Co.	diversified financial
	services	2.7
Pfizer Inc.	pharmaceuticals	2.6
ConocoPhillips Co.	integrated oil
	and gas	2.5
Philip Morris
International Inc.	tobacco	2.3
Top Ten		38.8%

Investment Focus

1 MSCI US Large Cap Value Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4 Fund expense ratios shown are from the prospectus dated December 10, 2007, and were based on estimated expenses. Annualized expense ratios for the fiscal period ended August 31, 2008, were 0.08% for Institutional Shares and 0.13% for ETF Shares.

5 The holdings listed exclude any temporary cash investments and equity index products.

38

Mega Cap 300 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007–August 31, 2008

Initial Investment of $10,000

	Total Returns
	Periods Ended August 31, 2008	Final Value
	Since	of a $10,000
	Inception[1]	Investment
Mega Cap 300 Value Index Fund ETF Shares
Net Asset Value	–13.56%	$8,644
Mega Cap 300 Value Index Fund ETF Shares
Market Price	–13.54	8,646
Dow Jones Wilshire 5000 Index	–8.60	9,140
MSCI US Large Cap Value Index	–13.54	8,646
Average Large-Cap Value Fund[2]	–11.96	8,804

		Final Value of
	Since	a $5,000,000
	Inception[1]	Investment
Mega Cap 300 Value Index Fund Institutional Shares	–5.96%	$4,701,908
Dow Jones Wilshire 5000 Index	–1.69	4,915,410
MSCI US Large Cap Value Index	–5.99	4,700,329

1 Performance for the fund and its comparative standards is calculated since the following inception dates: December 17, 2007, for ETF Shares and March 5, 2008, for Institutional Shares.

2	Derived from data provided by Lipper Inc.

39

Mega Cap 300 Value Index Fund

Cumulative Returns of ETF Shares: December 17, 2007–August 31, 2008

Cumulative
Since Inception[1]
Mega Cap 300 Value Index Fund ETF Shares Market Price	–13.54%
Mega Cap 300 Value Index Fund ETF Shares Net Asset Value	–13.56
MSCI US Large Cap Value Index	–13.54

Fiscal-Period Total Returns (%): December 17, 2007–August 31, 2008

Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		Since
	Inception Date	Inception
ETF Shares	12/17/2007
Market Price		–14.74%
Net Asset Value		–14.63
Institutional Shares	3/5/2008	–7.13

1 Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception: December 17, 2007.

Note: See Financial Highlights tables for dividend and capital gains information.

40

Mega Cap 300 Value Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.8%)
Consumer Discretionary (5.7%)
Time Warner, Inc.	109,713	1,796
The Walt Disney Co.	55,493	1,795
Home Depot, Inc.	51,817	1,405
McDonald’s Corp.	17,377	1,078
Carnival Corp.	13,392	496
The Gap, Inc.	15,758	306
CBS Corp.	18,038	292
Harley-Davidson, Inc.	7,220	287
Fortune Brands, Inc.	4,663	274
Macy’s Inc.	12,919	269
J.C. Penney Co., Inc.
(Holding Co.)	6,400	249
* Ford Motor Co.	26,175	117
*^ Sears Holdings Corp.	1,113	102
General Motors Corp.	6,793	68
		8,534
Consumer Staples (9.5%)
Philip Morris
International Inc.	64,672	3,473
The Procter & Gamble Co.	32,761	2,286
Kraft Foods Inc.	44,617	1,406
Altria Group, Inc.	64,226	1,351
The Coca-Cola Co.	22,434	1,168
Kimberly-Clark Corp.	12,866	794
General Mills, Inc.	10,291	681
Anheuser-Busch Cos., Inc.	7,652	519
H.J. Heinz Co.	9,622	484
Safeway, Inc.	13,424	354
ConAgra Foods, Inc.	14,898	317
Sara Lee Corp.	21,629	292
Reynolds American Inc.	5,451	289
The Kroger Co.	9,717	268
Lorillard, Inc.	2,678	193
Campbell Soup Co.	4,504	166
Kellogg Co.	2,876	157
The Hershey Co.	3,101	112
		14,310

		Market
		Value•
	Shares	($000)
Energy (18.2%)
ExxonMobil Corp.	161,998	12,961
Chevron Corp.	63,418	5,474
ConocoPhillips Co.	44,927	3,707
Devon Energy Corp.	12,996	1,326
Apache Corp.	10,228	1,170
Marathon Oil Corp.	21,684	977
Anadarko Petroleum Corp.	14,353	886
Spectra Energy Corp.	19,407	514
Valero Energy Corp.	10,532	366
		27,381
Financials (25.1%)
Bank of America Corp.	139,782	4,353
JPMorgan Chase & Co.	105,873	4,075
Citigroup, Inc.	160,961	3,057
Wells Fargo & Co.	96,196	2,912
The Goldman Sachs
Group, Inc.	10,884	1,785
U.S. Bancorp	53,367	1,700
American International
Group, Inc.	73,487	1,579
Merrill Lynch & Co., Inc.	47,763	1,354
Morgan Stanley	30,552	1,247
MetLife, Inc.	21,779	1,180
Wachovia Corp.	66,215	1,052
Prudential Financial, Inc.	13,306	981
The Travelers Cos., Inc.	18,540	819
PNC Financial Services Group	10,580	761
The Allstate Corp.	16,042	724
The Hartford Financial
Services Group Inc.	9,650	609
The Chubb Corp.	11,264	541
* Ace Ltd.	10,210	537
Capital One Financial Corp.	11,504	508
BB&T Corp.	16,767	503
Marsh & McLennan Cos., Inc.	15,685	501
Loews Corp.	10,009	435
SunTrust Banks, Inc.	10,269	430
Vornado Realty Trust REIT	4,239	422

41

Mega Cap 300 Value Index Fund

			Market
			Value•
		Shares	($000)
	Lincoln National Corp.	7,950	404
	Aon Corp.	8,243	391
	Progressive Corp. of Ohio	19,580	362
	The Principal Financial
	Group, Inc.	7,882	361
	Equity Residential REIT	8,294	350
	State Street Corp.	4,580	310
	Ameriprise Financial, Inc.	6,811	306
	Invesco, Ltd.	11,887	305
	Lehman Brothers
	Holdings, Inc.	18,086	291
	Fifth Third Bancorp	15,778	249
*	SLM Corp.	14,188	234
	Simon Property Group, Inc.
	REIT	2,388	227
	Fannie Mae	33,010	226
	Discover Financial Services	13,227	218
	Genworth Financial Inc.	13,272	213
	Regions Financial Corp.	21,303	197
	General Growth
	Properties Inc. REIT	7,382	191
	Legg Mason Inc.	4,267	190
	KeyCorp	14,887	179
	Northern Trust Corp.	2,093	168
	M & T Bank Corp.	2,157	154
	Boston Properties, Inc. REIT	1,274	131
	Freddie Mac	19,316	87
			37,809
Health Care (14.4%)
	Johnson & Johnson	86,407	6,086
	Pfizer Inc.	207,422	3,964
	Merck & Co., Inc.	65,812	2,348
	Wyeth	40,881	1,769
	Abbott Laboratories	30,757	1,766
	Eli Lilly & Co.	31,374	1,464
	Bristol-Myers Squibb Co.	60,695	1,295
	Covidien Ltd.	15,153	819
	Cardinal Health, Inc.	10,929	601
*	WellPoint Inc.	10,486	554
*	Boston Scientific Corp.	41,288	519
	CIGNA Corp.	8,610	361
*	Forest Laboratories, Inc.	4,671	167
			21,713
Industrials (9.6%)
	General Electric Co.	305,603	8,587
	Union Pacific Corp.	15,187	1,274
	United Parcel Service, Inc.	13,668	876
	Norfolk Southern Corp.	11,522	847
	Northrop Grumman Corp.	9,964	686
	Illinois Tool Works, Inc.	12,822	636
	Waste Management, Inc.	15,044	529
	Ingersoll-Rand Co.	9,754	360

		Market
		Value•
	Shares	($000)
Eaton Corp.	4,774	349
Masco Corp.	11,161	213
		14,357
Information Technology (1.2%)
Motorola, Inc.	69,146	651
Tyco Electronics Ltd.	15,252	502
Xerox Corp.	27,567	384
Seagate Technology	14,860	222
		1,759
Materials (3.6%)
E.I. du Pont de
Nemours & Co.	27,616	1,227
Freeport-McMoRan
Copper & Gold, Inc.
Class B	11,750	1,050
Dow Chemical Co.	28,526	974
Alcoa Inc.	24,991	803
Weyerhaeuser Co.	6,477	359
International Paper Co.	12,354	334
PPG Industries, Inc.	5,026	316
Rohm & Haas Co.	3,918	294
		5,357
Telecommunication Services (6.5%)
AT&T Inc.	182,151	5,827
Verizon Communications Inc.	87,400	3,069
Sprint Nextel Corp.	85,118	742
Qwest Communications
International Inc.	48,126	182
		9,820
Utilities (6.0%)
Southern Co.	23,523	882
Dominion Resources, Inc.	17,722	771
Exelon Corp.	10,056	764
FPL Group, Inc.	11,888	714
FirstEnergy Corp.	9,313	677
Duke Energy Corp.	38,774	676
Public Service Enterprise
Group, Inc.	15,591	636
Entergy Corp.	5,873	607
PPL Corp.	11,438	501
American Electric
Power Co., Inc.	12,313	481
PG&E Corp.	11,060	457
Edison International	9,490	436
Sempra Energy	7,291	422
Consolidated Edison Inc.	8,360	342
Progress Energy, Inc.	7,612	332
Ameren Corp.	6,423	269
		8,967
Total Common Stocks
(Cost $156,350)		150,007

42

Mega Cap 300 Value Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.0%)
[1,2] Vanguard Market Liquidity
Fund, 2.389% (Cost $62)	62,113	62
Total Investments (99.8%)
(Cost $156,412)		150,069
Other Assets and Liabilities (0.2%)
Other Assets		1,339
Liabilities[2]		(1,074)
		265
Net Assets (100%)		150,334

At August 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	156,356
Undistributed Net Investment Income	661
Accumulated Net Realized Losses	(340)
Unrealized Appreciation (Depreciation)	(6,343)
Net Assets	150,334

Institutional Shares—Net Assets
Applicable to 636,293 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	53,254
Net Asset Value Per Share—
Institutional Shares	$83.69

ETF Shares—Net Assets
Applicable to 2,300,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	97,080
Net Asset Value Per Share—
ETF Shares	$42.21

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $55,000.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 Includes $56,000 of collateral received for securities on loan.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Mega Cap 300 Value Index Fund

Statement of Operations

December 17, 2007[1] to
August 31, 2008
($000)
Investment Income
Income
Dividends	1,300
Interest[2]	29
Security Lending	1
Total Income	1,330
Expenses
The Vanguard Group—Note B
Investment Advisory Services	6
Management and Administrative—Institutional Shares	3
Management and Administrative—ETF Shares	8
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—ETF Shares	3
Custodian Fees	3
Auditing Fees	23
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	1
Total Expenses	47
Net Investment Income	1,283
Realized Net Gain (Loss) on Investment Securities Sold	(340)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(6,343)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,400)

1 Inception.

2 Interest income from an affiliated company of the fund was $11,000.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Mega Cap 300 Value Index Fund

Statement of Changes in Net Assets

December 17, 2007[1] to
August 31, 2008
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,283
Realized Net Gain (Loss)	(340)
Change in Unrealized Appreciation (Depreciation)	(6,343)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,400)
Distributions
Net Investment Income
Institutional Shares	(127)
ETF Shares	(495)
Realized Capital Gain
Institutional Shares	—
ETF Shares	—
Total Distributions	(622)
Capital Share Transactions
Institutional Shares	53,693
ETF Shares	102,663
Net Increase (Decrease) from Capital Share Transactions	156,356
Total Increase (Decrease)	150,334
Net Assets
Beginning of Period	—
End of Period[2]	150,334

1 Inception.

2 Net Assets—End of Period includes undistributed net investment income of $661,000.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Mega Cap 300 Value Index Fund

Financial Highlights

Institutional Shares
March 5, 2008[1] to
For a Share Outstanding Throughout the Period	August 31, 2008
Net Asset Value, Beginning of Period	$90.01
Investment Operations
Net Investment Income	1.124[2]
Net Realized and Unrealized Gain (Loss) on Investments	(6.444)
Total from Investment Operations	(5.320)
Distributions
Dividends from Net Investment Income	(1.000)
Distributions from Realized Capital Gains	—
Total Distributions	(1.000)
Net Asset Value, End of Period	$83.69

Total Return	–5.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$53
Ratio of Total Expenses to Average Net Assets	0.08%*
Ratio of Net Investment Income to Average Net Assets	3.19%*
Portfolio Turnover Rate[3]	12%

1 Inception.

2 Calculated based on average shares outstanding.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Mega Cap 300 Value Index Fund

ETF Shares
December 17, 2007[1] to
For a Share Outstanding Throughout the Period	August 31, 2008
Net Asset Value, Beginning of Period	$49.38
Investment Operations
Net Investment Income	.886[2]
Net Realized and Unrealized Gain (Loss) on Investments	(7.560)
Total from Investment Operations	(6.674)
Distributions
Dividends from Net Investment Income	(.496)
Distributions from Realized Capital Gains	—
Total Distributions	(.496)
Net Asset Value, End of Period	$42.21

Total Return	–13.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$97
Ratio of Total Expenses to Average Net Assets	0.13%*
Ratio of Net Investment Income to Average Net Assets	3.14%*
Portfolio Turnover Rate[3]	12%

1 Inception.

2 Calculated based on average shares outstanding.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Mega Cap 300 Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares were first issued on March 5, 2008, and are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. ETF Shares were first issued on December 17, 2007, and first offered to the public on December 21, 2007. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period from inception to August 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

48

Mega Cap 300 Value Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2008, the fund had contributed capital of $10,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2008, the fund had $669,000 of ordinary income available for distribution. The fund had available realized losses of $220,000 to offset future net capital gains through August 21, 2017.

At August 31, 2008, the cost of investment securities for tax purposes was $156,532,000. Net unrealized depreciation of investment securities for tax purposes was $6,463,000, consisting of unrealized gains of $2,326,000 on securities that had risen in value since their purchase and $8,789,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the period ended August 31, 2008, the fund purchased $164,256,000 of investment securities and sold $7,560,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

	Inception[1] to
	August 31, 2008
	Amount	Shares
	($000)	(000)
Institutional Shares
Issued	53,949	639
Issued in Lieu of Cash Distributions	127	1
Redeemed	(383)	(4)
Net Increase (Decrease) in Institutional Shares	53,693	636
ETF Shares
Issued	102,663	2,300
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease) in ETF Shares	102,663	2,300

1 Inception dates are March 5, 2008, for the Institutional Shares and December 17, 2007, for the ETF Shares.

49

Mega Cap 300 Value Index Fund

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the fund’s current fiscal period.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

50

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Funds and the Shareholders of Vanguard Mega Cap 300 Index Fund, Vanguard Mega Cap 300 Growth Index Fund and Vanguard Mega Cap 300 Value Index Fund:

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mega Cap 300 Index Fund, Vanguard Mega Cap 300 Growth Index Fund and Vanguard Mega Cap 300 Value Index Fund (the “Funds”) at August 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period December 17, 2007 (commencement of operations) through August 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 14, 2008

51

Special 2008 tax information (unaudited) for Vanguard Mega Cap 300 Index Funds

This information for the fiscal year ended August 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Index Fund	($000)
Mega Cap 300	523
Mega Cap 300 Growth	385
Mega Cap 300 Value	622

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Index Fund	Percentage
Mega Cap 300	100.0%
Mega Cap 300 Growth	100.0
Mega Cap 300 Value	99.1

52

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

53

Six Months Ended August 31, 2008[1]
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Index Fund	2/29/2008	8/31/2008	Period[2]
Based on Actual Fund Return
Mega Cap 300
Institutional Shares	$1,000.00	$978.05	$0.40
ETF Shares	1,000.00	977.90	0.65
Mega Cap 300 Growth
ETF Shares	$1,000.00	$1,015.30	$0.66
Mega Cap 300 Value
ETF Shares	$1,000.00	$938.29	$0.64
Based on Hypothetical 5% Yearly Return
Mega Cap 300
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.55	0.66
Mega Cap 300 Growth
ETF Shares	$1,000.00	$1,024.55	$0.66
Mega Cap 300 Value
ETF Shares	$1,000.00	$1,024.55	$0.66

1 The table does not include data for fund share classes with less than six months of history.

2 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: 0.08% for the Mega Cap 300 Index Fund Institutional Shares and 0.13% for the ETF Shares; 0.13% for the Mega Cap 300 Growth Index Fund ETF Shares; and 0.13% for the Mega Cap 300 Value Index Fund ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

54

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Mega Cap 300 Index Fund, Mega Cap 300 Growth Index Fund, and Mega Cap 300 Value Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group (QEG)—serves as investment advisor for the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the funds’ investment management services provided by QEG since the funds’ inceptions in 2007, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than 25 years. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led QEG since 1987. QEG adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board considered the funds’ performance since inception, including any periods of outperformance and underperformance of their target benchmarks and peer groups. The board concluded that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about the funds’ performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that the funds’ expense ratios were far below the average expense ratios charged by funds in their respective peer groups. The board noted that the funds’ advisory expense ratios were also well below their peer-group averages. Information about the funds’ expense ratios appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the funds’ low-cost arrangement with Vanguard ensures that each fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

55

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

56

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/
Trustee Since May 1987;	Trustee of The Vanguard Group, Inc., and of each of the investment companies served
Chairman of the Board	by The Vanguard Group; Director of Vanguard Marketing Corporation; President and Chief
156 Vanguard Funds Overseen	Executive Officer of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee Since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
156 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee Since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
156 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee Since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
156 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee Since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
156 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee Since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
156 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee Since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
156 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee Since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
156 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee Since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
156 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer Since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
156 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director,
Chief Executive Officer	and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and
Since August 31, 2008	President of each of the investment companies served by The Vanguard Group since
President Since March 2008	2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard
156 Vanguard Funds Overseen	Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary Since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
156 Vanguard Funds Overseen	The Vanguard Group and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
This material may be used in conjunction	fund voted the proxies for securities it owned during
with the offering of shares of any Vanguard	the 12 months ended June 30. To get the report, visit
fund only if preceded or accompanied by	either www.vanguard.com or www.sec.gov.
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. For any such funds or securities, the	copies of this information, for a fee, by sending a
prospectus or the Statement of Additional Information	request in either of two ways: via e-mail addressed to
contains a more detailed description of the limited	publicinfo@sec.gov or via regular mail addressed to the
relationship MSCI has with The Vanguard Group and	Public Reference Section, Securities and Exchange
any related funds.	Commission, Washington, DC 20549-0102.

Russell is a trademark of The Frank Russell Company.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8280 102008

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)  Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2008: $405,000

Fiscal Year Ended August 31, 2007: $300,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2008: $3,055,590

Fiscal Year Ended August 31, 2007: $2,835,320

(b)   Audit-Related Fees.

Fiscal Year Ended August 31, 2008: $626,240

Fiscal Year Ended August 31, 2007: $630,400

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)   Tax Fees.

Fiscal Year Ended August 31, 2008: $230,400

Fiscal Year Ended August 31, 2007: $215,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)   All Other Fees.

Fiscal Year Ended August 31, 2008: $0

Fiscal Year Ended August 31, 2007: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)   (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2008: $230,400

Fiscal Year Ended August 31, 2007: $215,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)   For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Charles D. Ellis, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)  Code of Ethics.

(b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUNDS
/s/ HEIDI STAM
BY:	(HEIDI STAM)
F WILLIAM MCNABB III*
CHIEF EXECUTIVE OFFICER

Date:  October 14, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUNDS
/s/ HEIDI STAM
BY:	(HEIDI STAM)
F WILLIAM MCNABB III*
CHIEF EXECUTIVE OFFICER

Date: October 14, 2008

VANGUARD WORLD FUNDS
/s/ HEIDI STAM
BY:	(HEIDI STAM)
THOMAS J. HIGGINS *
TREASURER

Date: October 14, 2008

*Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.